UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
OXFORD IMMUNOTEC GLOBAL PLC
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Ordinary Shares, nominal value GBP 0.006705 per share, of Oxford Immunotec Global PLC
	(2)	Aggregate number of securities to which transaction applies:

The maximum number of Ordinary Shares to which this transaction applies is estimated to be 28,373,090 shares, which consists of, as at January 5, 2021, (A) 25,575,571 Ordinary Shares issued and outstanding; (B) 2,405,011 Ordinary Shares issuable upon the exercise of options to purchase Ordinary Shares with exercise prices below the per share consideration of US$22.00; and (C) 384,108 Ordinary Shares issuable upon or which will vest upon the exercise of certain outstanding share awards to purchase Ordinary Shares underlying restricted share units.

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value was determined based upon the sum of (A) 25,575,571 Ordinary Shares issued and outstanding multiplied by US$22.00 per share; (B) options to purchase 2,405,011 Ordinary Shares with exercise prices below US$22.00 per share multiplied by approximately US$8.21 (the difference between US$22.00 and the weighted average exercise price of approximately US$13.79 per share); (C) 384,108 Ordinary Shares underlying restricted share units multiplied by US$22.00 per share. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the sum calculated in the preceding sentence by 0.0001091.

	(4)	Proposed maximum aggregate value of transaction:
US$590,867,365.25
	(5)	Total fee paid:
US$64,463.63

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED 19 JANUARY 2021
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.
THIS DOCUMENT CONTAINS A PROPOSAL WHICH, IF IMPLEMENTED, WILL RESULT IN THE CANCELLATION OF THE LISTING OF SHARES OF OXFORD IMMUNOTEC GLOBAL PLC ON THE NASDAQ STOCK MARKET.
PART II (EXPLANATORY STATEMENT) OF THIS DOCUMENT COMPRISES AN EXPLANATORY STATEMENT IN COMPLIANCE WITH SECTION 897 OF THE COMPANIES ACT 2006.
You should read the entirety of this document and, if you are in any doubt as to the action you should take, you are recommended to seek your own financial advice immediately from your stockbroker, bank manager, accountant or other independent financial adviser authorised under the Financial Services and Markets Act 2000 (as amended), if you are in the United Kingdom, or from another appropriately authorised independent financial adviser if you are taking advice in a territory outside the United Kingdom.
If you sell or otherwise transfer, or have sold or otherwise transferred, all of your Company Shares, please send this document and the accompanying documents (but not any personalised accompanying documents) at once to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected for delivery to the purchaser or transferee. However, such documents should not be forwarded, distributed or transmitted in, into or from any jurisdiction in which such act would constitute a violation of the relevant laws of such jurisdiction.
If you sell or otherwise transfer, or have sold or otherwise transferred, only part of your holding of Company Shares, you should retain these documents. If you have recently purchased or otherwise acquired Company Shares in your own name, notwithstanding receipt of this document and any accompanying documents from the transferor, you should contact Broadridge, on the telephone number set out on page xv of this document to obtain a personalised Form of Proxy.
The release, publication or distribution of this document and/or the accompanying documents (in whole or in part) in jurisdictions other than the United Kingdom or the United States may be restricted by the laws of those jurisdictions, and therefore persons into whose possession this document or any accompanying documents come should inform themselves about, and observe, any such restrictions. Any failure to comply with those restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by law, the Company, PerkinElmer and Bidco disclaim any responsibility or liability for the violation of such restrictions by such persons.
Neither this document nor any of the accompanying documents do or are intended to constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval pursuant to the Scheme or otherwise, in any jurisdiction in which such offer, invitation or solicitation is unlawful.

Recommended cash acquisition of

OXFORD IMMUNOTEC GLOBAL PLC

by

PERKINELMER (UK) HOLDINGS LIMITED

(a wholly-owned subsidiary of PerkinElmer, Inc.)

to be effected by means of a scheme of arrangement of Oxford Immunotec Global PLC under Part 26 of the Companies Act 2006
Company Shareholders should read carefully the whole of this document (including any documents incorporated by reference into it), together with the accompanying Forms of Proxy. Your attention is drawn to the letter from the Chairman of the Company in Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document, which contains the unanimous recommendation of the Company Directors that you vote in favour of the Scheme Resolution at the Court Meeting and the GM Resolution to be proposed at the General Meeting. An explanatory statement explaining the Scheme in greater detail is set out in Part II (Explanatory Statement) of this document, which constitutes an explanatory statement in compliance with section 897 of the Companies Act 2006.
The action to be taken by Company Shareholders in respect of the Court Meeting and the General Meeting is set out on pages xviii to xxii (inclusive) of this document. It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of Company Scheme Shareholders. Whether or not you intend to remotely attend and/or vote at the Company Shareholder Meetings, you are therefore strongly urged to complete, sign and return by mail both Forms of Proxy accompanying this document (labelled “COURT MEETING” for the Court Meeting and “GENERAL MEETING” for the General Meeting) or make an appointment of a proxy via the internet at www.proxyvote.com or by telephone at +1 1-800-690-6903 as soon as possible.
If you are the holder of record of the Company Shares (i.e., you held your shares in your own name and as of record, as reflected in the records of our transfer agent, Computershare), you may vote by completing the accompanying Forms of Proxy or by attending the meeting remotely and submitting your vote electronically through the Virtual Meeting Platform. Forms of Proxy should be returned to Broadridge as soon as possible, and in any event so as to be received by Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 1117, USA by no later than 10:30 a.m. on [   ] 2021, in the case of the Court Meeting, and by no later than 11:00 a.m. on [   ] 2021, in the case of the General Meeting, or, in the case of any adjournment of any meeting, no later than 48 hours (excluding any part of a day that is not a Business Day) before the time fixed for the holding of the adjourned meeting. Forms of Proxy returned by fax will not be accepted. You can also appoint a proxy via the internet at www.proxyvote.com or by phone on +1 1-800-690-6903. For an internet or telephone proxy appointment to be valid, the appointment must be received no later than 10:30 a.m. on [   ] 2021, in the case of the Court Meeting, and by no later than 11:00 a.m. on [   ] 2021, in the case of the General Meeting (or, in the case of any adjournment of any meeting, no later than 48 hours (excluding any part of a day that is not a Business Day) before the time appointed for the holding of that adjourned meeting).
If you hold Company Shares indirectly (i.e., you held your shares in an account at a brokerage firm, bank or similar agent or institution), you must rely on the procedures of the bank, broker, financial institution, share plan administrator or share plan nominee or other securities intermediary through which you hold Company Shares. The organisation holding your account is considered the shareholder of record for purposes of voting at the Company Shareholder Meetings. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You should contact such intermediary for further instructions on how you can instruct that intermediary to vote on your behalf at the Company Shareholder Meetings and the date by which you must provide such instructions to the intermediary. Because you are not the shareholder of record, you may attend the Company Shareholder Meetings, but you may not vote your shares remotely at the Company Shareholder Meetings unless you have been appointed as the proxy of your bank, broker, financial institution, share plan administrator or share plan
i

nominee or other securities intermediary through which you hold Company Shares and you have obtained a valid Proxy Instruction. In this regard you should follow the directions provided by your bank, broker, financial institution, share plan administrator or share plan nominee or other securities intermediary through which you hold Company Shares.
The completion and return of the Forms of Proxy by mail or appointment of a proxy appointment via the internet or by telephone will not prevent you from remotely attending, submitting written questions and/or any objections (in the case of the Court Meeting) and voting at the Court Meeting or the General Meeting, in each case via the Virtual Meeting Platform, if you are entitled to and wish to do so.
Notices convening the Court Meeting and the General Meeting, each of which are to be held in Oxford, United Kingdom (or within 50 miles thereof) on [   ] 2021, are set out in the Notice of Court Meeting and the Notice of General Meeting of this document, respectively. The Court Meeting will start at 10:30 a.m. on that date and the General Meeting will start at 11:00 a.m. on that date (or as soon thereafter as the Court Meeting is concluded or adjourned, if later).
The Company Board notes the COVID-19 Restrictions. In light of these COVID-19 Restrictions, and in order to protect the health and safety of the Company’s shareholders and directors, we hope that shareholders will understand that Company Scheme Shareholders, Company Shareholders and other attendees will not be permitted to attend the Court Meeting or the General Meeting in person, save for the Chair and anyone else nominated by the Chair in order to establish a quorum.
Company Scheme Shareholders and Company Shareholders are strongly encouraged to appoint “the Chair of the meeting” as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the relevant Company Shareholder Meeting in person, but will be able to attend, submit written questions and/or any objections and vote at the relevant Company Shareholder Meeting remotely via the Virtual Meeting Platform, further details of which are set out below.
Instructions for accessing the Virtual Meeting Platform
Company Scheme Shareholders and Company Shareholders will be given the opportunity to remotely attend, submit written questions and vote at the Court Meeting and the General Meeting via a virtual meeting platform provided by Broadridge at www.virtualshareholdermeeting.com/OXFD2021SM (the “Virtual Meeting Platform”).
Please note that Company Scheme Shareholders and Company Shareholders will need their unique control number which appears on their Form of Proxy in order to access the Virtual Meeting Platform. If you cannot locate your unique control number please call the Company Shareholder Helpline. Beneficial owners who do not have a control number may gain access to the meeting by logging into their brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the Company Shareholder Meeting. Votes cast at the Company Shareholder Meetings will only be counted from Company Scheme Shareholders or Company Shareholders of record or their validly appointed proxies.
Access to the Company Shareholder Meetings will be available from 10:15 a.m. on [   ] 2021, although the voting functionality will not be enabled until the Chair of the relevant Company Shareholder Meeting declares that the polls are open. Company Scheme Shareholders and Company Shareholders will be permitted to submit written questions (via the Virtual Meeting Platform) to the Company Directors during the course of the relevant Company Shareholder Meeting. Company Scheme Shareholders can use the same function to submit any written objections they may have to the Scheme at the Court Meeting.
The Chair of the relevant Company Shareholder Meeting will ensure that all such questions and/or any objections (in the case of the Court Meeting) relating to the formal business of the relevant Company Shareholder Meeting are addressed during the relevant Company Shareholder Meeting, unless no response is required to be provided under the Companies Act 2006 or the provision of a response would, at the Chair’s discretion, otherwise be undesirable in the interests of the Company or the good order of the relevant Company Shareholder Meeting.
During the relevant Company Shareholder Meeting, you must ensure you are connected to the internet at all times in order to submit written questions and/or any objections (in the case of the Court Meeting) and vote when the Chair commences polling. Therefore, it is your responsibility to ensure connectivity for the duration of the relevant Company Shareholder Meeting via your wireless or other internet connection. If you encounter any difficulties accessing the Virtual Meeting Platform or once you have logged into the meeting, please call the technical support number that will be posted on the Virtual Meeting Platform log-in page.

This document (and any information incorporated into it by reference to another source) will be available, subject to any restrictions relating to persons resident in certain jurisdictions, on the Company’s website at www.oxfordimmunotec.com promptly and in any event by no later than the date following publication of this document.
You may request an additional hard copy of this document (and any information incorporated into it by reference to another source, and in addition to the copy of this document mailed to you, along with the accompanying proxy statement, either directly or through the broker, bank or other institution through which you hold shares) by contacting Broadridge, at 51 Mercedes Way, Edgewood, NY 1117, USA or at 866-232-3037 (toll-free in USA and Canada) or +1 720-358-3640 (International) with an address to which the hard copy may be sent. The release or distribution of this document in jurisdictions other than the United Kingdom and the United States may be restricted by law. Calls are charged at the standard geographic rate and will vary by provider. Different charges may apply to calls from mobile telephones and calls may be recorded and randomly monitored for security and training purposes. Please note that Broadridge cannot provide any financial, legal or tax advice. You may also request that all future documents, announcements and information to be sent to you in relation to the Acquisition should be in hard copy form. If you have received this document via the Company’s website, hard copies of this document and any information incorporated by reference into this document will not be provided unless such a request is made.
The content of the websites referred to in this document (including the Company’s website at www.oxfordimmunotec.com and PerkinElmer’s website at www.perkinelmer.com) is not incorporated into, and does not form part, of this document.
You should read the entirety of this document and, if you are in any doubt as to the action you should take, consult an independent financial adviser authorised under the Financial Services and Markets Act 2000 (as amended) if you are in the United Kingdom, or an appropriately authorised independent financial adviser if you are in a territory outside the United Kingdom. In making any investment decision you must rely on your own examination of the terms of the Scheme and the Acquisition, including the merits and risks involved. If you have any questions about this document, the Court Meeting or the General Meeting, or are in any doubt as to how to complete the Forms of Proxy or to appoint your proxies via the mail, internet or by phone, please call the Company Shareholder Helpline on (toll-free in United States and Canada) 866-232-3037 or (International) +1 720-358-3640 between 8:00 a.m. and 7:00 p.m. EST. The Company Shareholder Helpline cannot provide advice on the merits of the Acquisition or give any financial, legal or tax advice. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United States or Canada will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones and calls may be recorded and randomly monitored for security and training purposes.
All references to time in this document are to Greenwich Mean Time (GMT), unless otherwise expressly specified.
This document is dated [   ] 2021 and is first being mailed to Company Shareholders on or about [   ] 2021.
Capitalised words and phrases used in this document shall have the meanings given to them in Part VII (Definitions) of this document.

IMPORTANT NOTICES
This document has been prepared for the purposes of complying with English law and U.S. law and the information disclosed herein may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws of any other jurisdiction. Company Shareholders in jurisdictions other than the United Kingdom and the United States should consult with their authorised advisors in connection with the matters described herein.
The statements contained herein are made as at the date of this document, unless some other time is specified in relation to them, and service of this document shall not give rise to any implication that there has been no change in the facts set forth herein since such date. Neither the Company nor PerkinElmer intends, or undertakes any obligation, to update information contained in this document, except as required by applicable Law. Nothing contained in this document shall be deemed to be a forecast, projection or estimate of: (i) the future financial performance; or (ii) other statements regarding future product development and regulatory strategies of the Company or PerkinElmer except where otherwise expressly stated.
No person has been authorised to make any representations on behalf of the Company, the Company Group, PerkinElmer or the PerkinElmer Group concerning the Acquisition or the Scheme which are inconsistent with the statements contained in this document and any such representations, if made, may not be relied upon as having been authorised.
THE CITY CODE ON TAKEOVERS AND MERGERS
The Takeover Code does not apply to this Acquisition.
CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING STATEMENTS
All statements included in this document, other than statements or characterisations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), other securities laws and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Whenever the document uses words such as, without limitation, “may,” “might,” “will,” “would,” “should,” “intend,” “plan,” “contemplate,” “expect,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “target,” “potential,” “continue,” and “ongoing” and other comparable expressions intended to identify statements about the future, they are making forward-looking statements. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the Acquisition, the anticipated effectiveness of the Acquisition and the timing thereof; statements regarding future product development and regulatory strategies; any statements regarding the future financial performance, results of operations or sufficiency of capital resources to fund its operating requirements; any other statements that are not statements of historical fact; and any statement relating to customers and end-markets and plans concerning business development opportunities, acquisitions and divestitures. These forward-looking statements are based upon the Company’s or, where relevant, PerkinElmer’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur.
Company Shareholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those expressed or implied by these forward-looking statements. Important risk factors that may cause the Company’s or PerkinElmer’s actual results to differ materially from their forward-looking statements include, but are not limited to: (1) the Acquisition being subject to the satisfaction or waiver of certain conditions, including the receipt of requisite approval of the Scheme Resolution by Company Scheme Shareholders at the Court Meeting, the sanction of the Scheme by the Court, and the approval of the GM Resolution by Company Shareholders, which conditions may not be satisfied or waived; (2) uncertainties as to the timing of the consummation of the Acquisition and the ability of each party to consummate the Acquisition; (3) the risk that the Acquisition disrupts the parties’ current operations or affects their ability to retain or recruit key employees; (4) the possible diversion of management time on Acquisition-related issues; (5) potential litigation relating to the Acquisition; (6) unexpected costs, charges or expenses resulting from the Acquisition; (7) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition; (8) the impact of COVID-19 on sales and operations of PerkinElmer or the Company; (9) fluctuations in the global economic and political environments; (10) the ability of the parties to execute acquisitions (including the Acquisition) and license technologies, or to successfully integrate acquired businesses and licensed technologies; (11) the failure of PerkinElmer or the Company to maintain compliance with applicable law; (12) regulatory changes; (13) the failure of PerkinElmer or the Company to comply with healthcare industry regulations; (14) economic, political and other risks associated with foreign operations; (15) significant disruption in information technology systems, or cybercrime; (16) the ability of PerkinElmer to obtain future financing; (17) the United Kingdom’s withdrawal from the European Union; (18) the ability of PerkinElmer to realise the full value of its intangible assets; (19) significant fluctuations in the stock price of PerkinElmer or the Company; and (20) other factors which are described under the caption “Risk Factors” in the most recent annual report on Form 10-K and quarterly report on Form 10-Q and in other filings with the SEC of each of PerkinElmer and the Company.
The information contained in the Company’s filings with the SEC, including in its annual report on Form 10-K for the year ended 31 December 2019 and quarterly report on Form 10-Q for the period ending 30 September 2020, identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements in this document. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov and are also available at www.oxfordimmunotec.com.
You should not place undue reliance upon forward looking statements. Except as required by applicable law, none of the Company or PerkinElmer intend to update or change any forward looking statements as a result of new information, future events or otherwise.
NOTICE TO OVERSEAS COMPANY SHAREHOLDERS
The release, publication or distribution of this document in jurisdictions other than the United Kingdom and the United States may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom or the United States (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom or the United States or who are subject to the laws of another jurisdiction to vote their Company Scheme Shares in respect of the Scheme Resolution at the Court Meeting, to vote their Company Shares in respect of the GM Resolution to be proposed at the General Meeting, or to execute and deliver Forms of Proxy appointing another to vote at a Company Shareholder Meeting on their behalf (or to appoint a proxy via the internet or telephone), may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. This document has been prepared for the purpose of complying with English law and U.S. proxy rules and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside the United Kingdom and the United States.
Copies of this document and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of the Acquisition and the Scheme.
If the Acquisition is implemented by way of an Offer, the Offer may not (unless otherwise permitted by applicable law and regulation) be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including, without limitation, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Acquisition will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.
NOTICE TO UNITED STATES COMPANY SHAREHOLDERS
The Acquisition relates to the shares of an English company and is being implemented by way of a scheme of arrangement under Part 26 of the Companies Act 2006 and subject to certain rules and regulations under the Exchange Act, as amended, as well as the rules and regulations of Nasdaq. If, in the future, PerkinElmer and/or Bidco exercises its right to implement the Acquisition by way of an Offer, subject to the terms of the Implementation Agreement, and determines to extend the Offer into the U.S., the Acquisition will be made in compliance with applicable U.S. and U.K. laws.
v

It may be difficult for Company Shareholders to enforce their rights and claims arising out of the U.S. federal securities laws, since the Company is located in a country other than the United States, and some of its officers and directors and the experts named herein may be residents of countries other than the United States. Company Shareholders in the United States may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment.
Non-U.S. persons and entities may have defences to jurisdiction that are unavailable to U.S. persons and entities. In addition, it may be difficult or impossible for Company Shareholders in the United States to effect service of process within the United States upon the Company or PerkinElmer, their respective officers or directors or the experts named herein, or to realise against them upon judgements of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States or “blue sky” laws of any state within the United States. Company Shareholders in the United States should not assume that the courts of the United Kingdom: (a) would enforce judgments of United States courts obtained in actions against such persons predicated upon civil liabilities under the federal securities laws of the United States or “blue sky” laws of any state within the United States; or (b) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the federal securities laws of the United States or “blue sky” laws of any state within the United States.
Company Shareholders that are U.S. residents or citizens also should be aware that the Acquisition contemplated herein may have tax consequences to them in the United States. Please see page 63 of this document for further information regarding certain U.S. federal income tax consequences relating to the Acquisition.
U.S. Company Shareholders are urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Acquisition.
PUBLICATION ON WEBSITE
A copy of this document, together with all information incorporated into this document by reference to another source, will be made available, subject to certain restrictions relating to persons resident in, or subject to the laws and/or regulations, of any Restricted Jurisdiction or resident in any jurisdiction where the extension or availability of the Acquisition would breach any applicable Law, on the Company’s website, at www.oxfordimmunotec.com, on the date following publication of this document. For the avoidance of doubt, neither the contents of such website nor the contents of any website accessible from hyperlinks on such website (or any other websites referred to in this document) are incorporated into, or form part of, this document.
ROUNDING
Certain figures included in this document have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetical aggregation of the figures that precede them.
It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of the opinion of Company Scheme Shareholders. Therefore, whether or not you intend to remotely attend and/or vote at the Company Shareholder Meetings, you are strongly urged to complete, sign and return by mail both the Forms of Proxy accompanying this document, or appoint a proxy via the internet at www.proxyvote.com or by telephone on +1 1-800-690-6903, as soon as possible.
Date
This document is published on [   ] 2021.

NOTICE OF COURT MEETING
IN THE HIGH COURT OF JUSTICE BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD) [ICC JUDGE [•]]	CR-2020-004584
IN THE MATTER OF OXFORD IMMUNOTEC GLOBAL PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006
NOTICE IS HEREBY GIVEN that by an order dated 18 January 2021 made in the above matter, the Court has given permission for a meeting (the “Court Meeting”) to be convened of the holders of Company Scheme Shares (as defined in the Scheme of Arrangement hereinafter mentioned) (the “the Company Scheme Shareholders”) for the purpose of considering and, if thought fit, approving (with or subject to any modification, addition or condition which the Company (as defined below) and PerkinElmer (UK) Holdings Limited may agree and which the Court approves) a scheme of arrangement (the “Scheme of Arrangement”) proposed to be made between (i) Oxford Immunotec Global PLC, a public limited company incorporated under the laws of England and Wales with its registered office at 94c Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, United Kingdom (the “Company” or “Oxford Immunotec”), and (ii) the Company Scheme Shareholders, and that the Court Meeting will be held in Oxford, United Kingdom (or within 50 miles thereof) at 10:30 a.m. on [   ] 2021 at which place and time all the Company Scheme Shareholders are requested to attend remotely.
A copy of the Scheme of Arrangement and a copy of the Explanatory Statement required to be furnished pursuant to Part 26 of the Companies Act 2006 are incorporated in the document of which this notice forms part.
Voting on the resolution to approve the Scheme of Arrangement will be by poll, which shall be conducted as the Chairman of the Court Meeting may determine. The results of the poll will be announced by the filing of a current report on Form 8-K on the day of the Company Shareholder Meetings. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.
The Company Board notes the COVID-19 Restrictions. In light of these COVID-19 Restrictions, and in order to protect the health and safety of the Company’s shareholders and directors, we hope that Company Scheme Shareholders will understand that Company Scheme Shareholders and other attendees will not be permitted to attend the Court Meeting in person, save for the Chair and anyone else nominated by the Chair in order to establish a quorum.
Company Scheme Shareholders are strongly encouraged to appoint “the Chair of the meeting” as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the Court Meeting in person, but will be able to attend, submit written questions and/or any objections and vote at the Court Meeting remotely via the virtual meeting platform provided by Broadridge at www.virtualshareholdermeeting.com/OXFD2021SM (the “Virtual Meeting Platform”), further details of which are set out below.
Instructions for accessing the Virtual Meeting Platform
Please note that Company Scheme Shareholders will need their unique control number which appears on their Form of Proxy entitled “COURT MEETING” in order to access the Virtual Meeting Platform. If you cannot locate your unique control number please call the Company Shareholder Helpline. Beneficial owners who do not have a control number may gain access to the meeting by logging into their brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the Court Meeting. Votes cast at the Court Meetings will only be counted from Company Scheme Shareholders of record or their validly appointed proxies.
Access to the Court Meeting will be available from 10:15 a.m. on [   ] 2021, although the voting functionality will not be enabled until the Chair of the Court Meeting declares the poll open. Company Scheme Shareholders will be permitted to submit written questions (via the Virtual Meeting Platform) to the Company Directors during the course of the Court Meeting. Company Scheme Shareholders can use the same function to submit any written objections they may have to the Scheme at the Court Meeting. The Chair of the Court Meeting will ensure that all such questions and/or any objections relating to the formal business of the Court Meeting are addressed during the Court Meeting, unless no response is required to be provided under the Companies Act 2006 or the provision of a response would, at the Chair’s discretion, otherwise be undesirable in the interests of the Company or the good order of the Court Meeting.
During the Court Meeting, you must ensure you are connected to the internet at all times in order to submit written questions and/or any objections and vote when the Chair commences polling. Therefore, it is your responsibility to ensure connectivity for the duration of the Court Meeting via your wireless or other internet connection. If you encounter any difficulties accessing the Virtual Meeting Platform or once you have logged into the meeting, please call the technical support number that will be posted on the Virtual Meeting Platform log-in page.
This situation is constantly evolving, and the UK Government may change the COVID-19 Restrictions or implement further measures relating to the holding of shareholder meetings during the affected period. Any changes to the arrangements for the Court Meeting will be communicated to Company Scheme Shareholders before the Court Meeting, including through the Company’s website www.oxfordimmunotec.com and by announcement through GlobeNewswire or another national news wire service.
Company Scheme Shareholders entitled to attend and vote at the Court Meeting may vote remotely at the Court Meeting or they may appoint another person or persons, whether or not a member of the Company, as their proxy or proxies to attend and vote in their stead. A proxy must attend the meeting remotely.
A Form of Proxy entitled “COURT MEETING” for use in connection with the Court Meeting is enclosed with this Notice or shall be sent in a separate mailing to those the Company Scheme Shareholders who have elected or are deemed to have elected to receive documents and notices from the Company via the Company’s website.
Company Scheme Shareholders can appoint a proxy or proxies via the internet at www.proxyvote.com. To do so, you will need to access www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form. Company Scheme Shareholders can also appoint a proxy or proxies via the telephone. To do so, you will need to call +1 1-800-690-6903 using any touch-tone telephone.
In order for a proxy appointment to be valid, it must be received no later than 10:30 am on [   ] 2021. Neither the death nor the incapacitation of a Company Scheme Shareholder who has appointed a proxy, nor the revocation or termination by a Company Scheme Shareholder of the appointment of a proxy (or the authority under which the appointment was made), shall invalidate the proxy appointment or the exercise of any of the rights of the proxy thereunder, unless notice of such death, incapacitation, revocation or termination shall have been received by the Broadridge at the address specified for receipt of the Form of Proxy entitled “COURT MEETING” no later than 10:30 a.m. on [   ] 2021.
The completion and return of the Form of Proxy entitled “COURT MEETING” by mail (or the appointment of a proxy via the internet or by telephone) will not prevent you from remotely attending, submitting written questions and/or any objections and voting at the Court Meeting, in each case via the Virtual Meeting Platform, if you are entitled to and wish to do so.
In the case of joint holders, the vote of Company Scheme Shareholder whose name is first listed in the register of members of the Company in respect of the joint holding will be accepted to the exclusion of the votes of the other joint holders.
The Company Scheme Shareholders who hold Company Shares indirectly must rely on the procedures of the bank, broker, financial institution, share plan administrator or share plan nominee or other securities intermediary through which they hold Company Shares. Such Company Scheme Shareholders should contact such intermediary for further instructions on how they can instruct that intermediary to vote on their behalf at the Court Meeting and the date by which such instructions must be provided to the intermediary.
Company Scheme Shareholders are entitled to appoint a proxy in respect of some or all of their shares. A proxy need not be a Company Scheme Shareholder. Company Scheme Shareholders are also entitled to appoint more than one proxy, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by such Company Scheme Shareholder. A space has been included in the Form of Proxy entitled “COURT MEETING” to allow Company Scheme Shareholders to specify the number of shares in respect of which that proxy is appointed. Company Scheme Shareholders who return the Form of Proxy entitled “COURT MEETING” duly executed but leave this space blank shall be deemed to have appointed the proxy in respect of all their Company Scheme Shares.
Company Scheme Shareholders who wish to appoint more than one proxy in respect of their shareholding should contact Broadridge, at 51 Mercedes Way, Edgewood, NY 1117, USA or at 866-232-3037 (toll-free in USA and Canada) or +1 720-358-3640 (International), for further Forms of Proxy entitled “COURT MEETING”, or photocopy the Form of Proxy entitled “COURT MEETING” as required.
As an alternative to appointing a proxy, any Company Scheme Shareholder which is a corporation may appoint one or more corporate representatives who may exercise on its behalf, all of its powers as a member, provided that they do not do so in relation to the same shares. Only one corporate representative is to be counted in determining whether under section 899(1) of the Companies Act 2006 a majority in number of the Company Scheme Shareholders approved the Scheme of Arrangement. The Chairman of the Court Meeting may require a corporate representative to produce to Broadridge his or her written authority to attend remotely and vote at the Court Meeting at any time before the start of the Court Meeting. The representative shall not be entitled to exercise the powers conferred on them by the Company Scheme Shareholder until any such demand has been satisfied.
To be valid, the Form of Proxy must be executed by or on behalf of the Company Scheme Shareholder or, if the Company Scheme Shareholder is a corporation, under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g., director or secretary).
If two or more valid, but differing, appointments of proxy are delivered or received in respect of the same share, the one which is last validly delivered or received (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which instrument was last validly delivered or received, none of them shall be treated as valid in respect of that share.
It is requested that Forms of Proxy entitled “COURT MEETING” and any power of attorney or other authority, if any, under which it is signed or a notarially certified or copy of such power or authority be returned by mail to Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 1117, USA by 10:30 a.m. GMT on [   ] 2021 or in the case of any adjournment, as soon as possible but by no later than 48 hours (excluding any part of a day that is not a working day) before the time appointed for the adjourned Court Meeting.
Only those Company Scheme Shareholders registered in the register of members of the Company as at close of business on [   ] 2021 or, in the event that the Court Meeting is adjourned, in the register of members at close of business five Business Days before the day of any adjourned meeting shall be entitled to attend remotely or vote in respect of the number of shares registered in their name at the relevant time and the number of Company Shares then registered in their respective names shall determine the number of votes such persons are entitled to cast on a poll at the Court Meeting. Changes to entries in the relevant register of members after close of business on [   ] 2021 or, in the event that the Court Meeting is adjourned, after close of business five Business Days before the day of any adjourned meeting shall be disregarded in determining the rights of any person to attend remotely or vote at the Court Meeting.
By the said order, the Court has appointed Patrick Balthrop, Sr., or failing him, Peter Wrighton-Smith, or failing him, Richard Sandberg, or failing him, any other director of the Company to act as Chairman of the Court Meeting and has directed the Chairman to report the result of the Court Meeting to the Court.
The Scheme of Arrangement will be subject to the subsequent approval of the Court.
DATED: [   ] 2021
Covington & Burling LLP
265 Strand
London
WC2R 1BH
United Kingdom

Solicitors for Oxford Immunotec
Nominated Persons
Any person to whom this notice is sent who is a person nominated under section 146 of the Companies Act 2006 to enjoy information rights (a “Nominated Person”) does not, in that capacity, have a right to appoint a proxy, such right only being exercisable by shareholders of the Company. However, Nominated Persons may, under an agreement between him/her and the shareholder by whom he/she was nominated, have a right to be appointed (or to have someone else appointed) as a proxy for the Court Meeting. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he/she may, under any such agreement, have a right to give instructions to the shareholder as to the exercise of voting rights.
x

NOTICE OF GENERAL MEETING

OXFORD IMMUNOTEC GLOBAL PLC
(incorporated in England and Wales with registered number 08654254)
NOTICE IS HEREBY GIVEN that a general meeting (the “General Meeting”) of Oxford Immunotec Global PLC, a public limited company incorporated under the laws of England and Wales (the “Company”) will be held in Oxford, United Kingdom (or within 50 miles thereof) on [   ] 2021 at 11:00 a.m. (or as soon thereafter as the meeting of the Company Scheme Shareholders (as defined in the scheme document issued by the Company on [   ] 2021 (the “Scheme Document”)) convened by direction of the High Court of Justice in England and Wales (the “Court”) for 10:30 a.m. on the same time and at the same place shall have been concluded or adjourned, if later) for the purpose of considering and, if thought fit, passing the resolution set out below, which will be proposed as a special resolution. Unless defined in this notice, capitalised terms used in this notice shall have the meaning given to them in Part VII (Definitions).
SPECIAL RESOLUTION
THAT:
1.
for the purpose of giving effect to the scheme of arrangement dated [   ] 2021 between the Company and the holders of the Company Scheme Shares, a print of which has been produced to this General Meeting and for the purposes of identification signed by the Chairman of this General Meeting, in its original form or subject to such modification, addition or condition as may be agreed between the Company and PerkinElmer (UK) Holdings Limited and approved or imposed by the Court (the “Scheme”):

(a)
the directors of the Company (or any duly authorised committee thereof) be and are hereby authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(b)	with effect from the passing of this resolution, the articles of association of the Company be amended by the adoption and inclusion of the following new article 234 after existing article 233:
“234.	SCHEME OF ARRANGEMENT
234.1
In this Article 234, references to the “Scheme” are to the scheme of arrangement dated [   ] 2021 between the Company and the Company Scheme Shareholders under Part 26 of the Companies Act 2006 in its original form or with or subject to any modification, addition or condition agreed by the Company and PerkinElmer (UK) Holdings Limited (“Bidco”), which expression includes any other name which Bidco may adopt from time to time, and which the Court may approve or impose and, save as defined in this Article 234, expressions defined in the Scheme shall have the same meanings in this Article 234.

234.2
Notwithstanding any other provision of these Articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues or transfers any ordinary shares (other than to Bidco or any parent undertaking or subsidiary undertaking or nominee of Bidco) on or after the adoption of this Article 234 and on or prior to the Scheme Record Time, such shares shall be issued or transferred subject to the terms of the Scheme (and shall be Company Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such ordinary shares shall be bound by the Scheme accordingly.

234.3
Notwithstanding any other provision of these Articles and subject to the Scheme becoming Effective, if the Company issues or transfers or is obliged to issue or transfer any ordinary shares in the Company to any person (other than to Bidco or any parent undertaking or subsidiary undertaking or nominee of Bidco) (such person being a “New Member” and such reference shall include any subsequent holder or any nominee of such New Member or any such subsequent holder) on or after the Scheme Record Time (the “Post-Scheme Shares”), such New Member will, provided the Scheme has become Effective, be obliged to transfer all the Post-Scheme Shares held by the New Member to Bidco (and/or its nominee(s) (including any DR Nominee)) (or as Bidco may direct) (the “Purchaser”) who shall be obliged to acquire all of the Post-Scheme Shares. Subject to Article 234.4, the consideration payable by the Purchaser for the Post-Scheme Shares shall be the consideration that would have been payable to the New Member for Company Scheme Shares under the Scheme (as it may be amended or modified in accordance with its terms) as if each Post Scheme Share was a Company Scheme Share.

234.4
On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) effected after the Effective Date, the amount of Consideration due to a New Member for each Post-Scheme Share pursuant to Article 234.3 above may be adjusted by the board of the Company and the directors of Bidco in such manner as the auditors of the Company may determine to be appropriate to reflect such reorganisation or alteration. References in this Article 234 to ordinary shares shall, following such adjustment, be construed accordingly.

234.5
To give effect to any transfer of Post-Scheme Shares, the Company may appoint any person as attorney and agent for the New Member (the “agent”) to transfer the Post-Scheme Shares to Bidco (or as Bidco may direct) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in Bidco (or another person as directed by Bidco), and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as Bidco may direct. If an agent is so appointed, the New Member shall not thereafter (except to the extent that the agent fails to act in accordance with the directions of Bidco) be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed by Bidco. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder) in favour of Bidco and/or another person as directed by Bidco and the Company may give a good receipt for the Consideration for the Post-Scheme Shares and may register Bidco and/or another person as directed by Bidco as holder thereof and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member for the Post- Scheme Shares. Bidco shall, subject to Article 234.3 above, settle the Consideration due to the New Member within five Business Days of the issue of the Post-Scheme Shares to the New Member.

234.6
Notwithstanding any other provision of these Articles, neither the Company nor the Directors shall register the transfer of any Company Scheme Shares effected between the Scheme Record Time and the Effective Date.

234.7	If the Scheme shall not have become Effective by the date referred to in clause 7(b) of the Scheme, this Article 234 shall be of no effect.”
2.	subject to and conditional on the Scheme becoming Effective:
(a)
pursuant to the provisions of section 97 of the Companies Act 2006, the Company be re-registered as a private limited company under the name of “Oxford Immunotec Global Limited” with effect from the date approved by the Registrar of Companies;

(b)	the name of the Company be changed to “Oxford Immunotec Global Limited”; and
(c)
the articles of association produced to the General Meeting and initialled by the Chairman of the General Meeting for the purpose of identification only be adopted as the articles of association of the Company in substitution for, and to the exclusion of, then existing articles of association.

Registered Office:	By order of the Board
94C Innovation Drive, Milton Park,	[ ]
Abingdon, Oxfordshire, OX14 4RZ	Company Secretary
United Kingdom	Dated [ ]
Notes
The following notes explain your general rights as a Company Shareholder and your rights to attend and vote at the General Meeting or to appoint someone else to vote on your behalf.
1.	COVID-19 Restrictions
The Company Board notes the COVID-19 Restrictions. In light of these COVID-19 Restrictions, and in order to protect the health and safety of Company Shareholders and directors, we hope that Company Shareholders will understand that Company Shareholders and other attendees will not be permitted to attend the General Meeting in person, save for the Chair and anyone else nominated by the Chair in order to establish a quorum.

Company Shareholders are strongly encouraged to appoint “the Chair of the meeting” as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the General Meeting in person, but will be able to attend, submit written questions and vote at the General Meeting remotely via the virtual meeting platform provided by Broadridge at www.virtualshareholdermeeting.com/OXFD2021SM (the “Virtual Meeting Platform”), further details of which are set out below.
Instructions for accessing the Virtual Meeting Platform
Please note that Company Shareholders will need their unique control number which appears on their Form of Proxy entitled “GENERAL MEETING” in order to access the Virtual Meeting Platform. If you cannot locate your unique control number please call the Company Shareholder Helpline. Beneficial owners who do not have a control number may gain access to the meeting by logging into their brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the General Meeting. Votes cast at the General Meetings will only be counted from Company Shareholders of record or their validly appointed proxies.
Access to the General Meeting will be available from 10:15 a.m. on [   ] 2021, although the voting functionality will not be enabled until the Chair of the General Meeting declares the poll open. Company Shareholders will be permitted to submit written questions (via the Virtual Meeting Platform) to the Company Directors during the course of the General Meeting. The Chair of the General Meeting will ensure that all such questions and/or any objections relating to the formal business of the General Meeting are addressed during the General Meeting, unless no response is required to be provided under the Companies Act 2006 or the provision of a response would, at the Chair’s discretion, otherwise be undesirable in the interests of the Company or the good order of the General Meeting.
During the General Meeting, you must ensure you are connected to the internet at all times in order to submit written questions and vote when the Chair commences polling. Therefore, it is your responsibility to ensure connectivity for the duration of the General Meeting via your wireless or other internet connection. If you encounter any difficulties accessing the Virtual Meeting Platform or once you have logged into the meeting, please call the technical support number that will be posted on the Virtual Meeting Platform log-in page.
This situation is constantly evolving, and the UK Government may change the COVID-19 Restrictions or implement further measures relating to the holding of shareholder meetings during the affected period. Any changes to the arrangements for the General Meeting will be communicated to Company Shareholders before the General Meeting, including through the Company’s website www.oxfordimmunotec.com and by announcement through GlobeNewswire or another national news wire service.
2.
The Company specifies that only persons on the register of members as at close of business on [   ] 2021 (or, if the meeting is adjourned, at close of business on the date which is five Business Days prior to the date set for the adjourned meeting) shall be entitled to attend the General Meeting either remotely or by proxy and the number of shares then registered in their respective names shall determine the number of votes such persons are entitled to cast on a poll at the General Meeting. Changes to entries on the register after that time shall be disregarded in determining the rights of any person to attend or vote at the General Meeting.

3.
A Company Shareholder is entitled to appoint a proxy to exercise all or any of his rights to remotely attend and to speak and vote instead of him at the General Meeting. A Form of Proxy entitled “GENERAL MEETING” is enclosed with this notice for use in relation to the General Meeting. A Company Shareholder may appoint more than one proxy in relation to the General Meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares held by him. A proxy need not be a shareholder of the Company. If you do not have a proxy form and believe that you should have one, or if you require additional forms, please contact Broadridge. Instructions for use are shown on the Form of Proxy entitled “GENERAL MEETING”. Completion and return of a Form of Proxy entitled “GENERAL MEETING”, or appointment of a proxy via the internet or by telephone (as described in note 8 below) will not preclude a Company Shareholder from remotely attending the meeting and voting.

4.	The special resolution to be proposed at the General Meeting will be voted on by way of a poll.

5.
If you have been nominated to receive general shareholder communications directly from the Company, it is important to remember that your main contact in terms of your investment remains the broker, bank or other nominee who administers the investment on your behalf. Therefore, any changes or queries relating to your personal details and holding (including any administration) must continue to be directed to your existing contact at your investment manager or custodian. Company Shareholders who hold their Company Shares (as defined in the Scheme) in the name of a broker, bank or other nominee should follow the voting instructions provided by such nominee to ensure that their Company Shares are represented at the General Meeting. The Company cannot guarantee dealing with matters that are directed to them in error. The only exception to this is where the Company, in exercising one of its powers under the Companies Act 2006, writes to you directly for a response.

6.
To be valid, the Form of Proxy must be executed by or on behalf of the Company Shareholder or, if the Company Shareholder is a corporation, under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g., director or secretary).

7.
If two or more valid, but differing, appointments of proxy are delivered or received in respect of the same share, the one which is last validly delivered or received (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which instrument was last validly delivered or received, none of them shall be treated as valid in respect of that share.

8.
The Form of Proxy entitled “GENERAL MEETING” and power of attorney or other authority, if any, under which it is signed or a notarially certified or copy of such power or authority must be received by Broadridge, at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 1117, USA. Company Shareholders may also appoint a proxy via the internet at www.proxyvote.com or by phone on +1 1-800-690-6903. In each case (by mail, internet or telephone), in order for the proxy appointment to be valid it must be received by Broadridge no later than 11:00 a.m. on [   ] 2021 or, if the General Meeting is adjourned, 48 hours (excluding any part of a day that is not a working day) prior to the adjourned meeting. Any communication found to contain a computer virus will not be accepted. Return of the Form of Proxy or appointment of a proxy via the internet or by telephone will not prevent you from attending and voting at the meeting instead of the proxy, if you wish. If you do this, your proxy appointment (and the exercise of any of the rights of the proxy) will be ignored. Neither the death nor the incapacitation of a Company Shareholder who has appointed a proxy, nor the revocation or termination by a Company Shareholder of the appointment of a proxy (or the authority under which the appointment was made), shall invalidate the proxy appointment or the exercise of any of the rights of the proxy thereunder, unless notice of such death, incapacitation, revocation or termination shall have been received by the Broadridge at the address specified for receipt of the Form of Proxy entitled “GENERAL MEETING” no later than 11:00 a.m. on [   ] 2021.

9.
Any corporation which is a Company Shareholder can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a shareholder, provided that they do not do so in relation to the same shares.

10.
Company Shareholders attending the meeting have the right to ask questions. The Company has an obligation to answer such questions relating to the business being dealt with at the meeting, but no such answer need be given if: (i) it is undesirable in the interest of the Company or the good order of the meeting, (ii) to do so would unduly interfere with the preparation for the meeting or involve the disclosure of confidential information, or (iii) the answer has already been given on a website in the form of an answer to a question.

11.
To abstain from voting on the resolution, a Company Shareholder should select the relevant “Vote withheld” box. A vote withheld is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution.

12.
In the case of joint holders, the vote of the Company Shareholder whose name is first listed in the register of members of the Company in respect of the joint holding will be accepted to the exclusion of the votes of the other joint holders.

13.
As at 5 January 2021 (being the last practicable date prior to the publication of this notice), the Company’s issued share capital consisted of 25,575,571 Company Shares, carrying one vote each. As at 5 January 2021 (being the last practicable date prior to the publication of this notice), the Company held no shares in treasury. Therefore, the total voting rights in the Company as at 5 January 2021 was 25,575,571. On a vote by poll, every shareholder who is remotely present or by proxy has one vote for every Company Share held. The results of the poll will be announced by the filing of a current report on Form 8-K on the day of the Company Shareholder Meetings. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

14.
Company Shareholders who hold Company Shares indirectly must rely on the procedures of the bank, broker, financial institution, share plan administrator or share plan nominee or other securities intermediary through which they hold Company Shares. Such Company Shareholders should contact such intermediary for further instructions on how they can instruct that intermediary to vote on their behalf at the General Meeting and the date by which such instructions must be provided to the intermediary.

15.	A copy of this notice can be found at www.oxfordimmunotec.com.
16.
Except as provided above, Company Shareholders who have general queries about the meeting should use the following means of communication (no other methods of communication will be accepted): call the shareholder helpline on 866-232-3037 (toll-free in USA and Canada) or +1 720-358-3640 (International) Monday to Friday (excluding holidays); or write to Broadridge, 51 Mercedes Way, Edgewood, NY 1117, USA. Company Shareholders may not use any electronic address provided either in this notice or any related documents (including the Chairman’s letter and Form of Proxy entitled “GENERAL MEETING”) to communicate with the Company for any purposes other than those expressly stated. Calls from outside the United Kingdom will be charged at applicable international rates. Different charges may apply to calls from mobile telephones and calls may be recorded and randomly monitored for security and training purposes. Please note that Broadridge cannot provide advice on the merits of the Acquisition or give any financial, legal or tax advice.

PROPOSED TIMETABLE OF PRINCIPAL EVENTS
Event	Time/date(1)
Publication of this document	[ ] 2021

Scheme Voting Record Time for the Court Meeting and the General Meeting	5:00 p.m. on [ ] 2021(2)

Latest time for lodging paper Forms of Proxy entitled “COURT MEETING”, or for appointing a proxy by telephone or internet, in each case, in respect of the Court Meeting	10:30 a.m. on [ ] 2021(3)

Latest time for lodging paper Forms of Proxy entitled “GENERAL MEETING”, or for appointing a proxy by telephone or internet, in each case, in respect of the General Meeting	11:00 a.m. on [ ] 2021(4)

Court Meeting	10:30 a.m. on [ ] 2021

General Meeting	11:00 a.m. on [ ] 2021(5)
Court Hearing to sanction the Scheme	[ ] 2021

Last day of trading on Nasdaq before delisting and deregistration of Company Shares	[ ] 2021

Scheme Record Time	6:00 p.m. on [ ] 2021

Suspension of trading in Company Shares on Nasdaq	8:00 p.m. EST on [ ] 2021

Effective Date of the Scheme	[ ] 2021

Cancellation of listing of Company Shares on Nasdaq	7:00 a.m. EST on [ ] 2021

Despatch of cheques and crediting of stock accounts for consideration due under the Scheme	by [ ] 2021

Long Stop Date	[ ] 2021(6)
All references to time in this document are to Greenwich Mean Time (GMT), unless otherwise expressly specified.
The expected date of the Court Hearing to sanction the Scheme and each of the other dates and times following the Court Hearing will depend, among other things, on the date on which the Conditions to the Scheme and the Acquisition are satisfied or, if capable of waiver, waived. They are accordingly presented as indicative and referable to the date on which those Conditions are satisfied or waived (as the case may be). Further details of the Conditions are set out in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document.
Oxford Immunotec will give notice of any updates or changes to the below dates and times, when known, by issuing an announcement through GlobeNewswire or another national news wire service and by making such announcement available on the Company’s website www.oxfordimmunotec.com.

Notes:
(1)
These times and dates are indicative only and will depend, amongst other things, on the dates upon which: (i) the Conditions are satisfied or (where applicable) waived; (ii) the Court sanctions the Scheme; (iii) a copy of the Court Order is delivered to the Registrar of Companies’ and (iv) other potential uncertainties and unforeseen events. Oxford Immunotec will give notice of any material change(s) prior to the Effective Date by issuing an announcement through GlobeNewswire or other national news wire service.

(2)
If either of the Court Meeting or the General Meeting is adjourned, the Scheme Voting Record Time for the relevant adjourned meeting will be close of business on the date five Business Days before the date set for the adjourned meeting.

(3)
It is requested that Forms of Proxy entitled “COURT MEETING” for the Court Meeting be lodged, or proxy appointments for the Court Meeting be submitted via the internet at www.proxyvote.com or by telephone on +1 1-800-690-6903, in each case, by no later than 10:30 am on [   ] 2021 or, if the Court Meeting is adjourned, no later than 48 hours (excluding any part of a day that is not a Business Day) before the time appointed for the holding the adjourned meeting.

(4)
Forms of Proxy entitled “GENERAL MEETING” for the General Meeting must be lodged, or proxy appointments for the General Meeting be submitted via the internet at www.proxyvote.com or by telephone on +1 1-800-690-6903, in each case, by no later than 11:00 am on [   ] 2021 in order to be valid or, if the General Meeting is adjourned, no later than 48 hours (excluding any part of a day that is not a Business Day) before the time fixed for the holding of the adjourned meeting.

(5)	Or, if later, immediately after the conclusion or adjournment of the Court Meeting, if later.
(6)	This date may be extended to such date as the Company, PerkinElmer and Bidco may agree and the Court (if required) may allow.

ACTION TO BE TAKEN / GENERAL INFORMATION
Voting at the Court Meeting and the General Meeting
The Acquisition and the Scheme requires the approval of the Scheme Resolution by Company Scheme Shareholders at the Court Meeting and the approval of the GM Resolution by Company Shareholders at the General Meeting.
The Court Meeting and the General Meeting will be held in Oxford, United Kingdom (or within 50 miles thereof) at 10:30 am and 11:00 a.m. respectively on [   ] 2021 (or, in the case of the General Meeting, as soon as the Court Meeting has been concluded or adjourned, if later). In respect of the Court Meeting, you are entitled to one vote for each Company Scheme Share that you hold as at the Scheme Voting Record Time. In respect of the General Meeting, you are entitled to one vote for each Company Share that you hold as at the Scheme Voting Record Time. As at the Latest Practicable Date, there were 25,575,571 Company Shares in issue.
As set out in the opening pages of this document and in the Notice of Court Meeting and the Notice of General Meeting, Company Scheme Shareholders, Company Shareholders and other attendees will not be permitted to attend the Court Meeting and the General Meeting in person, but can remotely attend, submit written questions and/or any objections (in the case of the Court Meeting) and vote at the Court Meeting or the General Meeting via the Virtual Meeting Platform, as described in the opening pages of this document.
Company Scheme Shareholders and Company Shareholders are strongly encouraged to submit proxy appointments for the Court Meeting and the General Meeting as soon as possible, using any of the methods (by mail, via the internet or by telephone) set out below. Company Scheme Shareholders and Company Shareholders are also strongly encouraged to appoint “the Chair of the meeting” as their proxy. If any other person is appointed as proxy, he or she will not be permitted to attend the relevant Company Shareholder Meeting in person, but will be able to attend, submit written questions and/or any objections (in the case of the Court Meeting) and vote at the relevant Company Shareholder Meeting remotely via the Virtual Meeting Platform, as described in the opening pages of this document.
Documents
Please check you have received the following with this document:
•	Form of Proxy entitled “COURT MEETING” for use in respect of the Court Meeting on [ ] 2021; and
•	Form of Proxy entitled “GENERAL MEETING” for use in respect of the General Meeting on [ ] 2021.
If you have not received all of these documents, please contact Broadridge, on the Company Shareholder Helpline referred to on page xix of this document, or your broker, bank or other nominee.
Deadline for receipt of Forms of Proxy
Whether or not you plan to attend the Company Shareholder Meetings, if you are a Company Shareholder, please:
•	complete and return in the postage-paid envelope provided the Form of Proxy entitled “COURT MEETING” for the Court Meeting; and
•	complete and return in the postage-paid envelope provided the Form of Proxy entitled “GENERAL MEETING” for the General Meeting,
so that they are received no later than 10:30 a.m. on [   ] 2021 (in the case of the Form of Proxy entitled “COURT MEETING” for the Court Meeting) and 11:00 a.m. on [   ] 2021 (in the case of the Form of Proxy entitled “GENERAL MEETING” for the General Meeting). Your vote will be cast as specified on the applicable Form of Proxy. Unless a Form of Proxy is returned by the time and date mentioned in the instructions printed thereon, it will be invalid.
Internet voting
You can appoint a proxy via the internet at www.proxyvote.com prior to the relevant Company Shareholder Meeting. To do so, you will need to access www.proxyvote.com and follow the instructions to obtain your records and to create an electronic proxy appointment form. Once obtained, you will immediately be able to appoint a proxy. For an

internet proxy appointment to be valid, the appointment must be received no later than 10:30 am on [   ] 2021, in the case of the Court Meeting, and by no later than 11:00 am on [   ] 2021, in the case of the General Meeting (or, in the case of any adjournment, no later than 48 hours (excluding any part of a day that is not a Business Day) before the time appointed for the holding of the adjourned meeting).
Note for persons holding Company Shares indirectly
If you hold Company Shares indirectly (i.e., you held your shares in an account at a brokerage firm, bank or similar agent or institution), you must rely on the procedures of the bank, broker, financial institution, share plan administrator or share plan nominee or other securities intermediary through which you hold Company Shares. The organisation holding your account is considered the shareholder of record for purposes of voting at the Company Shareholder Meetings. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You should contact such intermediary for further instructions on how you can instruct that intermediary to vote on your behalf at the Company Shareholder Meetings and the date by which you must provide such instructions to the intermediary. Because you are not the shareholder of record, you may attend the Company Shareholder Meetings, but you may not vote your shares remotely at the Company Shareholder Meetings unless you have been appointed as the proxy of your bank, broker, financial institution, share plan administrator or share plan nominee or other securities intermediary through which you hold Company Shares in advance of the meetings and you have obtained a valid Proxy Instruction. In this regard you should follow the directions provided by your bank, broker, financial institution, share plan administrator or share plan nominee or other securities intermediary through which you hold Company Shares.
Telephone voting
You can appoint a proxy via the telephone prior to the relevant Company Shareholder Meeting. To do so, you will need to call +1 1-800-690-6903 using any touch-tone telephone. For a telephone proxy appointment to be valid, the appointment must be received no later than 10:30 a.m. on [   ] 2021, in the case of the Court Meeting, and by no later than 11 a.m. on [   ] 2021, in the case of the General Meeting (or, in the case of any adjournment, no later than 48 hours (excluding any part of a day that is not a Business Day) before the time appointed for the holding of the adjourned meeting).
Additional points
The completion and return of the Forms of Proxy (by mail) (or the appointment of a proxy via the internet or by telephone) will not prevent you from remotely attending, submitting written questions and/or any objections (in the case of the Court Meeting) and voting at the Court Meeting or the General Meeting, in each case via the Virtual Meeting Platform, if you are entitled to and wish to do so.
It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of opinion of the Company Scheme Shareholders. Therefore, whether or not you intend to remotely attend and/or vote at the Company Shareholder Meetings, you are strongly urged to complete, sign and return by mail both Forms of Proxy accompanying this document, or appoint a proxy via the internet at www.proxyvote.com or by telephone on +1 1-800-690-6903 as soon as possible and, in any event, prior to the deadlines set out above, or in the case of an adjourned meeting, not less than 48 hours prior to the time and date set for the adjourned meeting.
If you are a Company Shareholder, your attention is drawn to the regime for the appointment of proxies set out in the notes to the Forms of Proxy, the Notice of Court Meeting of this document and the notes set out in the Notice of General Meeting of this document, including in respect of the appointment of multiple proxies.
Company Shareholder Helpline
If you have any queries relating to this document or the completion and return of the Forms of Proxy, please call the Company Shareholder Helpline on 866-232-3037 (toll-free in United States and Canada) or +1 720-358-3640 (International). Lines are open Monday to Friday (except public holidays in the United States) between 8:00 a.m. and 7:00 p.m. EST.
Calls will be charged at the standard geographic rate and will vary by provider. International calls will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones and calls may be recorded and randomly monitored for security and training purposes. Please note that the Company Shareholder Helpline operators cannot provide advice on the merits of the Scheme or the Acquisition or give any financial, legal, investment or tax advice.

Proposals
At the Court Meeting Company Scheme Shareholders will be asked to approve the Scheme, with or subject to any modification, addition or condition which the Company and PerkinElmer may agree and which the Court may approve or impose, pursuant to which the Company Scheme Shares will be acquired by Bidco and/or its nominee (including any DR Nominee).
At the General Meeting Company Shareholders will be asked to approve the GM Resolution to: (i) authorise the Company Directors to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect (ii) amend, with effect from the passing of such resolution, the Company Articles to ensure that (A) any Company Share issued or transferred after such amendment to the Company Articles and before the Scheme Record Time will be subject to the Scheme or otherwise transferred to Bidco and/or its nominee (including any DR Nominee) and (B) if any Company Share is issued or transferred to any person at or after the Scheme Record Time then such person will, provided the Scheme has become effective, be obliged to transfer all such Company Shares, and (iii) subject to the Scheme becoming Effective, re-register the Company as a private limited company with the name “Oxford Immunotec Global Limited” and amend its articles of association accordingly.
Recommendation and Voting by Company Directors
For the reasons set out in this document, the Company Directors, who have been advised by Perella Weinberg UK Limited and its affiliate Perella Weinberg Partners LP (collectively, “Perella Weinberg”) as to the financial terms of the Acquisition, consider the terms of the Acquisition to be fair and reasonable. In providing advice to the Company Directors, Perella Weinberg has taken into account the commercial assessments of the Company Directors. The opinion of Perella Weinberg Partners LLP, dated 6 January 2021, with respect to the fairness, from a financial point of view, of the Consideration to holders of Company Shares, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg, is attached hereto as Annex B.
Accordingly, the Company Directors unanimously recommend that Company Scheme Shareholders vote in favour of the Scheme Resolution at the Court Meeting and that Company Shareholders vote in favour of the GM Resolution to be proposed at the General Meeting, as the Company Directors who hold Company Shares have irrevocably undertaken to do, or to procure, in respect of their own beneficial holdings (and (to the extent relevant) the outstanding beneficial holdings of such person’s spouse, civil partner, de facto partner, or similarly-related person) of (i) Company Shares amounting to, in aggregate, 339,771 Company Shares representing approximately 1.3 per cent. of the existing issued ordinary share capital of the Company as at the Latest Practicable Date and (ii) any further Company Shares he or she may acquire on the exercise of awards over the Company Shares he or she holds pursuant to the Company Share Plans, amounting to (if exercised in full), 882,059. Further details of these undertakings are contained in paragraph 5 of Part V (Additional Information) of this document.
In addition, Ronald Andrews, Mark Klausner, Herman Rosenman, Richard Sandberg, James Tobin and Andrew Walton, each being a Company Director who does not currently hold any Company Shares, has entered into an irrevocable undertaking in respect of any Company Shares he or she may acquire on the exercise of the awards over the Company Shares he or she holds pursuant to the Company Share Plans as well as any other Company Shares they may acquire. Further details of these undertakings are contained in paragraph 5 of Part V (Additional Information) of this document.
Shareholder Proposals
Under English law, except as provided below, there is no general right for a shareholder of an English public limited company to put items on the agenda of a general meeting (save for the annual general meeting) that has been convened by directors. English law provides that shareholders holding not less than 5 per cent. of the Company’s paid up share capital carrying voting rights may requisition the Company Board to convene a general meeting and may require certain matters to be put before a general meeting they have convened.
If the Scheme does not become Effective, Company Shareholders will be entitled to attend and participate in the Company’s annual general meeting. Under the Companies Act 2006, the Company is required to hold its 2021 annual general meeting by no later than 30 June 2021. If any such annual general meeting is held, shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for such annual general meeting in accordance with Rule 14a-8 under the U.S. Exchange Act and the Company Articles.

Proxy appointment
Company Shareholders entitled to attend and vote at the Court Meeting and the General Meeting may appoint a proxy to attend the meetings remotely and to speak and vote in his/her place.
Company Shareholders are entitled to appoint a proxy in respect of some or all of their Company Shares and may also appoint more than one proxy, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by such holder. A proxy need not be a member of the Company.
Please note that the appointment of a proxy or proxies is separate for each of the Court Meeting and the General Meeting.
To be valid, Forms of Proxy must be executed by or on behalf of the Company Shareholder or, if you are a corporate, under the hand of a duly authorised officer or attorney.
If two or more valid, but differing, appointments of proxy are delivered or received in respect of the same share, the one which is last validly delivered or received (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which instrument was last validly delivered or received, none of them shall be treated as valid in respect of that share.
Revocability of proxies
Any person submitting a Form of Proxy pursuant to this solicitation has the power to revoke and change it before it is voted. If you are a Company Shareholder of record, you may revoke your proxy appointment at any time no later 48 hours before the Court Meeting or the General Meeting (excluding any part of a day that is not a Business Day), as applicable, by:
•
submitting a new Form of Proxy with a later date, by using the internet or telephone proxy submission procedures described herein, or by completing, signing, dating and returning a new Form of Proxy by mail to Broadridge; or

•	delivering a written notice of revocation by mail to Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Please note, however, that only your last validly delivered or received proxy appointment will count (regardless of its date or of the date of its execution). You may also revoke your proxy appointment by remotely attending the Court Meeting and/or the General Meeting and voting. Remotely attending the Court Meeting or General Meeting without voting or taking one of the actions described above will not in itself revoke your proxy appointment.
If you hold your Company Shares indirectly through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy appointment (or to submit new voting instructions thereunder). If you hold your Company Shares indirectly, you may also revoke a prior proxy appointment by remotely voting at the Court Meeting and/or General Meeting if you obtain a Form of Proxy executed in your favour from your broker, bank or other nominee in order to be able to vote remotely at such meeting.
Effect of abstentions and broker non-votes
An abstention occurs when a shareholder abstains from voting (either remotely or by proxy) on one or more of the proposals. When a bank, broker or other nominee refrains from voting your shares on a particular proposal because the bank, broker or other nominee has not received your instructions and has discretionary authority to vote on the “routine” matters to be considered, it is called a “broker non-vote.” Because there are no routine matters to be considered at the Company Meetings, there should be no broker non-votes.
In connection with the Court Meeting, abstentions and broker non-votes will not be considered votes cast and will therefore not have any effect on the outcome of the vote at the Court Meeting.
In connection with the General Meeting, abstentions and broker non-votes will be considered in determining the presence of a quorum. However, abstentions and broker non-votes are not considered votes cast and therefore will not have any effect on the outcome of the vote for the purposes of determining whether the GM Resolution has been approved.

Multiple proxy voting instructions
Company Shareholders who wish to appoint more than one proxy in respect of their shareholding should photocopy the Form of Proxy or call the Company Shareholder Helpline on the telephone number set out on page xix of this document. You should also indicate by ticking the box provided if the proxy appointment is one of multiple appointments being made, fill in the name of the appointed proxy and the number of shares in respect of which the proxy is appointed and return the multiple forms together (please ensure that all of the multiple Forms of Proxy in respect of one registered holding are sent in the same envelope if possible) by the time and date mentioned above.
Further information about proxies and voting
Further information in relation to the appointment of proxies for and voting at the Company Shareholder Meetings is set out in pages xviii to xxii of this document, in the Notice of Court Meeting of this document and the notes to the Notice of General Meeting of this document, and in the instructions printed on the Forms of Proxy.
If you hold Company Shares indirectly, you must rely on the procedures of the bank, broker, financial institution, share plan administrator or share plan nominee or other securities intermediary through which you hold Company Shares. You should contact such intermediary for further instructions on how you can instruct that intermediary to vote on your behalf at the Company Shareholder Meetings and the date by which you must provide such instructions to the intermediary.
The results of the poll will be announced by the filing of a current report on Form 8-K on the day of the Company Shareholder Meetings. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.
If the Scheme becomes Effective, it will be binding on all Company Scheme Shareholders, including any Company Shareholders who did not vote to approve the Scheme or who voted against the Scheme Resolution at the Court Meeting or against the GM Resolution at the General Meeting.
No “appraisal” rights
No Company Shareholders will have “appraisal” or “dissenters” rights or otherwise have any right to seek an appraisal of the Company Shares.
Company Share Plans
Participants in the Company Share Plans should refer to paragraph 7 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document for information relating to the effect of the Acquisition on their rights under the Company Share Plans.

SUMMARY
This summary highlights selected information contained in this document, including with respect to the Implementation Agreement, the Scheme and the Acquisition. You are encouraged to, and you should, carefully read this entire document, its annexes and the documents referred to or incorporated by reference, as this summary may not contain all of the information that may be important to you in determining how to vote. Page references have been included to direct you to a more complete description of the topics presented in this summary. You may obtain the information incorporated by reference into this document without charge by following the instructions under the section entitled “Documents” in paragraph 8 of Part V (Additional Information). Capitalized terms and expressions used in this document, unless expressly defined otherwise, shall have the meanings ascribed thereto in Part VII (Definitions).
Information on the Company and Information on PerkinElmer and Bidco (paragraphs 5 and 6 of Part II (Explanatory Statement), page 44)
Oxford Immunotec
Oxford Immunotec is a public limited company incorporated in England and Wales. Oxford Immunotec is a global, high-growth diagnostics company focused on developing and commercializing proprietary tests for immunology and infectious disease by leveraging the technological, product development, manufacturing, quality, regulatory, and sales and marketing capabilities developed over its eighteen year history. Oxford Immunotec’s proprietary T-SPOT®.TB test utilizes its T-SPOT technology platform to test for tuberculosis.
Company Shares are traded on Nasdaq under the symbol “OXFD”. Oxford Immunotec’s registered office is located at 94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom.
Additional information about Oxford Immunotec is contained on its website located at www.OxfordImmunotec.com, and in its public filings, which are incorporated by reference herein. See the section entitled “Documents” in paragraph 8 of Part V (Additional Information).
PerkinElmer
PerkinElmer, Inc. (“PerkinElmer”) enables scientists, researchers and clinicians to address their most critical challenges across science and healthcare. With a mission focused on innovating for a healthier world, PerkinElmer delivers unique solutions to serve the diagnostics, life sciences, food and applied markets. PerkinElmer strategically partners with customers to enable earlier and more accurate insights supported by deep market knowledge and technical expertise. It has a dedicated team of about 14,000 employees worldwide who are passionate about helping customers work to create healthier families, improve the quality of life, and sustain the wellbeing and longevity of people globally. PerkinElmer reported revenue of approximately US$2.9 billion in 2019, serves customers in 190 countries, and is a component of the S&P 500 index. Additional information is available through 1-877-PKI-NYSE, or at www.perkinelmer.com.
Bidco
PerkinElmer (UK) Holdings Limited (“Bidco”) is a private limited company, which was duly incorporated in April 1999 under the laws of England and Wales. Its registered office is Chalfont Road, Seer Green, Beaconsfield, Buckinghamshire, United Kingdom, HP9 2FX. Bidco’s principal activity is that of an intermediate holding company and its subsidiaries are engaged in the development, manufacture and sale of life science and diagnostic products and services.
Summary of the terms of the Acquisition (paragraph 2 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC), page 42)
On 7 January 2021, PerkinElmer, Bidco and Oxford Immunotec entered into an Implementation Agreement. The Implementation Agreement, a copy of which is attached hereto as Annex A, provides, among other things, for the acquisition of Oxford Immunotec by PerkinElmer through Bidco and/or its nominee (including any DR Nominee), whereby Bidco will acquire the issued and to be issued share capital of Oxford Immunotec for cash by means of the Scheme.
The Acquisition will be implemented by way of a Court-sanctioned scheme of arrangement between Oxford Immunotec and the Company Scheme Shareholders under Part 26 of the Companies Act 2006. The approval of the Scheme Resolution by Company Scheme Shareholders at the Court Meeting, the passing of the GM Resolution by Company Shareholders at the General Meeting and the sanction of the Court are each required.

Upon the Scheme becoming Effective, which is subject to the Conditions and further terms set out in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document, the Company Scheme Shareholders will receive, in accordance with the terms of the Scheme:
US$22.00 in cash for each Company Scheme Share held at the Scheme Record Time
The terms of the Acquisition value Oxford Immunotec’s entire issued and to be issued ordinary share capital at approximately US$591 million, and the terms of the Acquisition represent a premium of approximately 28.3% to the closing price per share of US$17.15 on 5 January 2021 (being the last practicable date prior to the date of the Announcement) and 53.5% to the 90 trading day volume-weighted average price per Company Share of US$14.34 for the period from 8 October 2020 to 5 January 2021 (being the last practicable date prior to the date of the Announcement). In addition, the terms of the Acquisition represent a premium of 99.2% to Oxford Immunotec’s enterprise value calculated using the 90 trading day volume weighted average price for the period from 8 October 2020 to 5 January 2021.
Upon the Scheme becoming Effective, Bidco and/or its nominee (including any DR Nominee) will acquire the Company Scheme Shares for the Consideration with full title guarantee, fully paid up, free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the Effective Date or thereafter attaching thereto, including voting rights and entitlement to receive and retain all dividends and/or other distributions declared, paid or made by Oxford Immunotec in respect of the Company Scheme Shares by reference to a record date falling on or after the Effective Date.
On the Effective Date, Oxford Immunotec will become a subsidiary of Bidco and/or its nominee and will be re-registered as a private limited company as soon as reasonably practicable after the Effective Date.
As further described in paragraph 10 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document, the Takeover Code does not apply to the Acquisition.
The Acquisition remains subject to the Conditions and further terms set out in full in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document. The Scheme is conditional, amongst other things, upon:
(i)	the Scheme becoming Effective by the Long Stop Date;
(ii)
the Scheme Resolution having been approved at the Court Meeting by a majority in number of those Company Scheme Shareholders who are on the register of members of Oxford Immunotec at the Scheme Voting Record Time representing not less than 75 percent in value of the Company Scheme Shares held by those Company Scheme Shareholders, in each case present, entitled to vote and voting either remotely or by proxy;

(iii)
the GM Resolution having been approved by the Company Shareholders on the register of members of Oxford Immunotec at the Scheme Voting Record Time representing at least 75 percent of the votes cast, either remotely or by proxy, at the General Meeting;

(iv)	the Scheme having been sanctioned by the Court with or without modification (but subject to any such modification being acceptable to the Company and Bidco); and
(v)	a copy of the Court Order having been delivered to the Registrar of Companies.
The Acquisition does not require the approval of PerkinElmer’s shareholders.
At this stage, subject to the approval and availability of the Court (which is subject to change), and subject to the satisfaction (or, where applicable, waiver) of the Conditions, PerkinElmer expects that the Scheme will become Effective in March 2021.
Consideration for the Company Scheme Shares (paragraph 2 of Part VIII (The Scheme of Arrangement), page 86)
The terms of the Acquisition valued each Company Scheme Share at US$22.00 per share (the “Consideration”) and Oxford Immunotec’s entire issued and to be issued share capital at approximately US$591 million.

Settlement (paragraph 12 of Part II (Explanatory Statement), page 50)
Subject to the Scheme becoming Effective (and except as provided in paragraph 15 of Part II (Explanatory Statement) of this document in relation to certain Overseas Shareholders), settlement of the Consideration to which any Company Shareholder is entitled under the Scheme will be effected in the following manner, subject to any arrangements that are required by law (or in the case of Company Scheme Shares acquired pursuant to awards under the Company Share Plans, permitted by applicable Law and the relevant contractual arrangements) to be put in place to effect the payment of any tax, National Insurance contributions or other social security contributions.
Where, at the Scheme Record Time, a Company Scheme Shareholder holds Company Scheme Shares in their own name, settlement of any cash payment to which the Company Scheme Shareholder is entitled pursuant to the Scheme shall be sent to such Company Scheme Shareholder by cheque. Cheques shall be despatched as soon as practicable after the Effective Date, and in any event within [   ] Business Days after the Effective Date.
Company Scheme Shares acquired by employees or directors under the Company Share Plans
In the case of awards held by directors or employees of the Company exercised or settled around the same time as the Scheme becomes Effective that are share settled, such settlement shall be made by the issue of Company Shares to the relevant director or employee, so that such director or employee will be a Company Scheme Shareholder. Settlement of any cash payment to which any such director or employee is entitled as a Company Scheme Shareholder pursuant to the Scheme shall be made to the Company on behalf of the relevant director or employee to enable payment to be made through payroll as soon as reasonably practicable after the Effective Date in accordance with the letters to be sent to them on or around the time of the Scheme Document.
For completeness, in the case of awards held by directors or employees of the Company exercised or settled around the same time as the Scheme becomes Effective that are cash settled, settlement of the consideration shall be made to the Company on behalf of the relevant director or employee to enable payment directly into the applicable bank account through payroll as soon as reasonably practicable after the Effective Date in accordance with the letters to be sent to them on or around the time of the Scheme Document.
Company Share Plans (paragraph 7 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC), page 34)
Participants in the Company Share Plans will be contacted separately regarding the effect of the Acquisition on their rights under these schemes and appropriate proposals will be made and communicated directly to such participants as soon as reasonably practicable after this document has been published but before the sanction of the Scheme by the Court. It is intended, and has been agreed between the Company and PerkinElmer under the terms of the Implementation Agreement, that, prior to the Effective Date (except as otherwise agreed between the Company and PerkinElmer, and subject to the terms of the Company Share Plans) the vesting of any restricted share units and options granted pursuant to the Company Share Plans which are unvested (other than certain tax approved options granted to officers or directors) will be accelerated to full vesting. On or around the Effective Date, (i) certain vested awards may be exercised (where applicable) and will be share settled and to the extent that the Company Shares issued on exercise or other settlement constitute Company Scheme Shares, PerkinElmer will procure the payment of Consideration to the relevant Company Scheme Shareholder (including, if necessary or desirable, by way of procuring that such payment is made as soon as reasonably practicable through payroll) and (ii) all other vested awards may be exercised (where applicable) and will be cash settled (on the basis of the aggregate Consideration that would be payable for the Company Shares which are the subject of that award) and the Bidder will procure that the payment of the consideration due to relevant award holders will be made as soon as reasonably practicable through payroll (or, if it is not practicable to make such payment through payroll, by cheque), in accordance with the applicable Company Share Plan rules and the Implementation Agreement. In the case of rights which are to be share settled and which are exercised or settled in accordance with their terms but too late for the resulting Company Shares to qualify as Company Scheme Shares, the Company Shares issued or transferred in satisfaction will be immediately transferred to Bidco under the Company’s amended articles of association for a payment equal to the Consideration that would have been paid under the Scheme had the Company Shares been Company Scheme Shares. In each case, any applicable exercise price, and any applicable tax, national insurance contributions (including, to the extent possible under applicable Law and relevant contractual arrangements, any applicable employer’s national insurance contributions) and/or social security contributions, will be deducted from the above mentioned payments. If the aggregate exercise or purchase price or base value of an award is equal to or greater than the aggregate Consideration that would be payable for the Company Shares which are the subject of that award, that award may be cancelled for no payment in accordance with the terms of the applicable Company Share Plan rules. For further information on the settlement of awards please see paragraph 12 of Part II (Explanatory Statement).
Conditions to the Scheme and the Acquisition (Part III (Conditions to and Further Terms of the Scheme and the Acquisition), page 55)
The implementation of the Scheme and the Acquisition is conditional upon the satisfaction (or waiver, if permissible) of the following:
(a)
approval of the Scheme by a majority in number of the Company Scheme Shareholders representing not less than 75 percent in value of the Company Scheme Shares in each case present, entitled to vote and voting, either remotely or by proxy, at the Court Meeting;

(b)	all resolutions necessary to approve and implement the Scheme being duly passed by the requisite majority or majorities at the General Meeting or at any adjournment of that meeting; and
(c)
the sanction of the Scheme by the Court with or without modification (but subject to any such modification being acceptable to the Company and Bidco) and the delivery of a copy of the Court Order to the Registrar of Companies.

The obligation of PerkinElmer to complete the Acquisition is subject to the satisfaction (or waiver, if permissible) of the following additional conditions:
(a)
no Law having been enacted, issued, enforced or entered into, and no preliminary or permanent injunction, judgment or ruling having been issued by any Governmental Authority that, in either case, is in effect and enjoins, restrains, prevents or prohibits or otherwise makes illegal the Acquisition or any of the other transactions contemplated by the Implementation Agreement;

(b)
there being no Action by any Governmental Authority pending seeking any relief that has or would have the effect of (a) preventing consummation of the transactions contemplated by the Implementation Agreement, (b) causing the transactions contemplated by the Implementation Agreement to be rescinded or (c) having, individually or in the aggregate, a Company Material Adverse Effect (as defined in the Implementation Agreement);

(c)	all Clearances required for the consummation of the Acquisition as identified in Schedule 4.3 of the Implementation Agreement having been obtained;
(d)
the representations and warranties set forth in Clauses 11.1.1 through 11.1.5, Clause 11.1.7(a), Clause 11.1.9(c) through (e) and Clause 11.1.23 of the Implementation Agreement being true and correct in all respects (in the case of any such representation or warranty qualified by materiality or Company Material Adverse Effect) or in all material respects (in the case of any such representation or warranty not qualified by materiality or Company Material Adverse Effect) as of 7 January 2021 and as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing, as though made as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing (except to the extent such representations and warranties are made as of an earlier date, in which case as of such earlier date), (ii) the representations and warranties set forth in Clause 11.1.9(a) and (b) of the Implementation Agreement being true and correct in all respects, other than de minimis inaccuracies, as of 7 January 2021 and as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing, as though made as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing (except to the extent such representations and warranties are made as of an earlier date, in which case as of such earlier date) and (iii) each of the other representations and warranties of the Company set forth in Clause 11.1 of the Implementation Agreement being true and correct as of 7 January 2021 and as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing, as though made as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing (except to the extent such representations and warranties are made as of an earlier date, in which case as of such earlier date), except in the case of this subclause (iii) where such failure(s) to be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) has(ve) not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(e)
the Company having performed or complied in all material respects with all obligations, agreements and covenants required by the Implementation Agreement to be performed or complied with by it at or prior to 9:00 a.m. on the date of the Court Hearing;

(f)	since 7 January 2021, the absence of any Change that has had or would reasonably be expected to result in a Company Material Adverse Effect; and
(g)
the Company having delivered to PerkinElmer a certificate, effective as of 9:00 a.m. on the date of the Court Hearing and signed by the chief executive officer and chief financial officer of the Company, certifying that the conditions (d), (e) and (f) described above have been satisfied.

In addition, the Acquisition will be conditional upon the Scheme becoming unconditional and becoming effective, by no later than 11:59 p.m. (London time) on the Long Stop Date.
Recommendation and Voting by Company Directors (page xx)
The Company Directors believe that the terms of the Acquisition and the Scheme, including the terms of the Implementation Agreement, are fair and reasonable and that proceeding with the Acquisition is likely to promote the success of Oxford Immunotec for the benefit of the Company Shareholders taken as a whole. Accordingly, the Company Directors unanimously recommend that Company Scheme Shareholders vote in favor of the Scheme Resolution at the Court Meeting and that Company Shareholders vote in favor of the GM Resolution to be proposed at the General Meeting, as the Oxford Immunotec Directors who hold Company Shares have irrevocably undertaken to do, or to procure, in respect of their own beneficial holdings of Company Shares amounting to, in aggregate, 339,771 Scheme Shares representing approximately 1.3 percent of the existing issued ordinary share capital of Oxford Immunotec as of 5 January 2021 (being the Latest Practicable Date). Further details of these undertakings are contained in paragraph 5 of Part V (Additional Information).
Company Shareholder approvals (paragraph 8(c) of Part II (Explanatory Statement), page 46)
Beneficial owners who are Company Scheme Shareholders or Company Shareholders as at the Posting Record Time are entitled to notice of, and to vote at, the Court Meeting and General Meeting, respectively. Shareholders of record who are Company Scheme Shareholders or Company Shareholders as at the Scheme Voting Record Time are entitled to notice of, and to vote at, the Court Meeting and General Meeting, respectively.
As at 5 January 2021, the Latest Practicable Date, there were 25,575,571 Company Shares issued and outstanding, held by approximately 8 holders of record. Each Company Scheme Shareholder is entitled to one vote at the Court Meeting for each Company Scheme Share and each Company Shareholder is entitled to one vote at the General Meeting for each Company Share.
In connection with the General Meeting, a quorum will be present if Company Shareholders who hold at least one-third of the issued Company Shares as at the Scheme Voting Record Time are present remotely or represented by proxy. In connection with the General Meeting, abstentions and broker non-votes will be considered in determining the presence of a quorum. However, abstentions and broker non-votes are not considered votes cast and therefore will not have any effect on the outcome of the vote for the purposes of determining whether the GM Resolution has been approved.
In connection with the Court Meeting, there must be a sufficiently large (in the Court’s judgment) number of Company Scheme Shares included in the vote to fairly represent the opinion of Company Scheme Shareholders. Abstentions and broker non-votes will not be considered votes cast and will therefore not have any effect on the outcome of the vote at the Court Meeting.
At the Court Meeting, the Scheme will be approved by Company Shareholders if both (i) a majority in number of Company Scheme Shareholders who vote (either remotely or by proxy) in favour of the Scheme and (ii) Company Scheme Shares representing at least 75 percent in value of the total number of Company Scheme Shares voted at the Court Meeting are voted in favour of the Scheme. At the General Meeting, the GM Resolution must be approved by Company Shareholders representing at least 75 percent of the votes cast (either remotely or by proxy).
The Court Meeting (paragraph 8(c)(i) of Part II (Explanatory Statement), page 47)
The Court Meeting has been convened for 10:30 a.m. on [   ] 2021 for Company Scheme Shareholders to consider and, if thought fit, approve the Scheme.

The purpose of the Court Meeting is to allow Company Scheme Shareholders to vote on the Scheme. At the Court Meeting, you will be asked to consider and vote upon a resolution to approve the Scheme, with or subject to any modification, addition or condition which Oxford Immunotec and Bidco may agree and which the Court approves. For the Scheme to be approved at the Court Meeting, the Scheme must be approved by a majority in number of Company Scheme Shareholders voting at the Court Meeting, either remotely or by proxy, representing at least 75 percent in value of Company Scheme Shares voted.
The General Meeting (paragraph 8(c)(ii) of Part II (Explanatory Statement), page 47)
The General Meeting has been convened for 11:00 a.m. on [   ] 2021, or, if later, as soon after that time as the Court Meeting has been concluded or adjourned, for Company Shareholders to consider and, if thought fit, pass, a special resolution to approve the GM Resolution.
At the General Meeting, you will be asked to consider and vote upon resolutions to give the Company Board the authority to take all necessary action to carry the Scheme into effect and to amend the Company Articles as described in paragraph 8(c) of Part II (Explanatory Statement), proposed by way of the GM Resolution. For the GM Resolution to be approved at the General Meeting, the GM Resolution must be approved by Company Shareholders representing at least 75 percent of the votes cast at the General Meeting, either remotely or by proxy.
Irrevocable Undertakings from Company Directors and Named Executive Officers (paragraph 5 of Part V (Additional Information), page 65)
PerkinElmer has received Irrevocable Undertakings to vote, or procure votes, in favour of the Scheme at the Court Meeting and the resolution relating to the Acquisition at the General Meeting (or, in the event that the Acquisition is implemented by way of an Offer, to accept or procure the acceptance of such Offer) in respect of their entire beneficial holdings, amounting to 339,771 Company Shares representing approximately 1.3 percent of the issued ordinary share capital of Oxford Immunotec as of 5 January 2021 (being the Latest Practicable Date). The form of each of the Award Holder’s Irrevocable Undertaking and the Shareholder’s Irrevocable Undertaking are attached hereto as Annex C and Annex D, respectively.
Court Hearing to sanction the Scheme (paragraph 8(d) of Part II (Explanatory Statement), page 48)
Under the Companies Act 2006, the Scheme also requires the sanction of the Court.
The Court Hearing to sanction the Scheme is currently expected to take place in March 2021. All Company Shareholders are entitled to attend the Court Hearing remotely or through counsel to support or oppose the sanction of the Scheme.
The Scheme will become Effective as soon as a copy of the Court Order has been delivered to the Registrar of Companies. This is currently expected to occur in March 2021. It is intended that Oxford Immunotec will be re-registered as a private limited company shortly afterwards.
If the Scheme becomes Effective, it will be binding on all Company Scheme Shareholders, including any Company Shareholders who did not vote to approve the Scheme or who voted against the Scheme Resolution at the Court Meeting or the GM Resolution at the General Meeting.
Unless the Scheme becomes Effective by the Long Stop Date, it will lapse and the Acquisition will not proceed (unless extended with the agreement of PerkinElmer, Bidco and Oxford Immunotec and, if required, the approval of the Court).
Reasons for the Company Board recommendation (paragraph 5 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC), page 30)
For a description of the reasons considered by the Company Board in deciding to recommend that Company Shareholders vote in favour of the Scheme and the GM Resolution, see the section entitled “Reasons for the Company Board Recommendation” in paragraph 5 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC).
Opinion of the Company’s Financial Adviser and Certain Financial Forecasts prepared by Company management (paragraph 4 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC), page 21)
Oxford Immunotec retained Perella Weinberg UK Limited (“Perella Weinberg UK”) to act as its financial advisor in connection with the proposed Acquisition. On 6 January 2021, Perella Weinberg Partners LP, an affiliate of Perella Weinberg and referred to herein collectively with Perella Weinberg UK as “Perella Weinberg”) rendered its oral opinion, subsequently confirmed in writing, to the Company Board that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Consideration of US $22.00 per share in cash to be received by the holders of Company Shares in the Acquisition pursuant to the Implementation Agreement was fair, from a financial point of view, to such holders.
The full text of Perella Weinberg’s written opinion, dated 6 January 2021, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Perella Weinberg in preparing its opinion, is attached hereto as Annex B and is incorporated herein by reference. Holders of Oxford Immunotec’s ordinary shares should read the opinion carefully and in its entirety. Perella Weinberg’s opinion does not address Oxford Immunotec’s underlying business decision to enter into the Acquisition or the relative merits of the Acquisition as compared with any other strategic alternative which may be available to Oxford Immunotec. Perella Weinberg’s opinion was not intended to be and does not constitute a recommendation to any holder of Company Shares as to how such holder should vote, make any election or otherwise act with respect to the proposed Acquisition (including whether or not to tender any Company Shares in an Offer) or any other matter. Perella Weinberg’s opinion does not in any manner address the prices at which Company Shares will trade at any time. In addition, Perella Weinberg expressed no opinion as to the fairness of the Acquisition to, or any consideration received in connection with the Acquisition by, the holders of any other class of securities, creditors or other constituencies of Oxford Immunotec. Perella Weinberg provided its opinion for the information and assistance of the Company Board in connection with, and for the purposes of its evaluation of, the Acquisition. The summary of the written opinion of Perella Weinberg is qualified in its entirety by reference to the full text of the written opinion attached as Annex B. For a description of the opinion that the Company Board received from Perella Weinberg, see the section entitled “Opinion of the Company’s Financial Adviser and Certain Financial Forecasts prepared by Company management” in paragraph 4 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC).
Interests of Company Non-Employee Directors and Executive Officers (paragraph 2 of Part V (Additional Information), page 59)
In considering the recommendation of the Company Board that you vote in favour of the Scheme Resolution and the GM Resolution, you should be aware that aside from their interests as Company Shareholders, Oxford Immunotec’s non-employee directors and executive officers have interests in the Acquisition that may be different from, or in addition to those of Company Shareholders generally. Members of the Company Board were aware of and considered these interests, among other matters, in evaluating and negotiating the Implementation Agreement and the Acquisition and in recommending to Company Shareholders that they vote in favour of the Scheme Resolution and the GM Resolution. See the section entitled “Reasons for the Company Board recommendation” in paragraph 5 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document. These interests are described in more detail and certain of them are quantified in the narrative below.
Material United Kingdom Tax Consequences of the Acquisition (paragraph 4 of Part V (Additional Information), page 61)
The discussion set forth in paragraph 4 of Part V (Additional Information) of this document related to the Material United Kingdom tax consequences of the Acquisition is based on current United Kingdom tax law as applied in England and Wales and HMRC practice (which may not be binding on HMRC) as at the date of this document, both of which are subject to change, possibly with retrospective effect. The discussion applies only to certain categories of Company Shareholders and, in particular, may not apply to (and references to “U.K. holders” will not include) categories of persons to whom special rules apply including (but not limited to) market makers, brokers, charities, dealers in securities, intermediaries, insurance companies, persons who have or could be treated for tax purposes as having acquired their Company Shares by reason of their employment or as holding their Company Shares as carried interest, collective investment schemes, persons subject to U.K. tax on the remittance basis, and persons connected with depositary arrangements or clearance services.
The discussion does not address all possible tax consequences relating to the Scheme (and, without limitation, does not include analysis of tax considerations relating to participation in the Company Share Plans).
No United Kingdom stamp duty or stamp duty reserve tax will be payable by Company Shareholders in respect of the transfer of their Company Shares pursuant to the Scheme.

Material United States Federal Income Tax Consequences of the Acquisition (paragraph 4 of Part V (Additional Information), page 63)
The Scheme will be a taxable event for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in paragraph 4 of Part V (Additional Information) beginning on page 61) will recognize gain or loss with respect to its Company Shares, measured by the difference between the amount of cash received and such U.S. Holder’s adjusted tax basis in its Company Shares, as applicable.
Company Shareholders should carefully read the section entitled “United States taxation” in paragraph 4 of Part V (Additional Information) beginning on page 63. Tax matters are complicated and the tax consequences of the Scheme to Company Shareholders will depend upon the facts of their respective situations. Accordingly, each Company Shareholder is urged to consult with his, her or its own tax adviser to determine the particular U.S. federal, state, local and non-U.S. tax consequences to it of the Scheme.
No Appraisal Rights (paragraph 13 of Part II (Explanatory Statement), page 51)
If Company Scheme Shareholders approve the Scheme Resolution at the Court Meeting and the Court sanctions the Scheme, then, subject to the Scheme becoming Effective in accordance with its terms, the Scheme will be binding on all Company Shareholders, including those who did not vote or who voted against it at the Court Meeting. If Company Scheme Shareholders approve the Scheme and the Court sanctions the Scheme, no Company Scheme Shareholder will have “dissenters” or “appraisal” rights or otherwise have any right to seek a court appraisal of the value of Company Shares. If the Scheme becomes Effective, all Company Scheme Shareholders will receive the Consideration in respect of each Company Scheme Share that such Company Scheme Shareholder held at the Scheme Record Time.
Non-solicitation Covenant (paragraph 5(xi) of Part I (Letter from the Chairman of Oxford Immunotec Global PLC), page 32, and Clause 10.2 of the Implementation Agreement)
Except as permitted by the Implementation Agreement, between 7 January 2021, and the earlier of the termination of the Implementation Agreement in accordance with its terms and the Effective Date, Oxford Immunotec and its subsidiaries will not, and will not authorize or permit any of their directors, officers, employees, agents and advisors and financial advisors to directly or indirectly:
•
solicit, initiate, or knowingly encourage or knowingly facilitate (including by way of furnishing information) any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (as defined in the Implementation Agreement);

•
engage in, continue or otherwise participate in any discussions (other than to state that they are not permitted to have discussions) or negotiations regarding, or furnish to any other person any information or data in connection with, or for the purpose of soliciting or knowingly encouraging or knowingly facilitating, an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal; or

•
enter into any letter of intent, implementation agreement, co-operation agreement, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal.

However, if between 7 January 2021, and the earlier of (i) the termination of the Implementation Agreement in accordance with its terms and (ii) the Effective Date, Oxford Immunotec receives an unsolicited bona fide written Acquisition Proposal (that did not result from a material breach of the non-solicitation provisions of the Implementation Agreement), and if the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal (as defined in the Implementation Agreement) and the failure to take such action would be in breach of their fiduciary duties or would violate their obligations under the Companies Act 2006, then Oxford Immunotec and its representatives may take the following actions:
•
furnish, pursuant to an acceptable confidentiality agreement, information (including non-public information) with respect to Oxford Immunotec and its subsidiaries to the person who has made such Acquisition Proposal (provided, that Oxford Immunotec shall, as promptly as practicable, provide to PerkinElmer any information to the extent not previously provided to PerkinElmer or its representatives); and

•
engage in or otherwise participate in discussions or negotiations regarding such Acquisition Proposal for so long as Oxford Immunotec and its representatives reasonably believe it constitutes or is reasonably likely to lead to a Superior Proposal.

Changes in Board Recommendation (paragraph 7 of Part V (Additional Information), page 66, and Clauses 10.3.2 and 10.3.3 of the Implementation Agreement)
The Company Board has unanimously recommended that Company Shareholders vote in favour of the Scheme and the Resolutions. The Implementation Agreement permits the Company Board to change its recommendation only in certain limited circumstances, as described below.
At any time between 7 January 2021 and the earlier of (i) the Effective Date and (ii) the termination of the Implementation Agreement in accordance with its terms, if Oxford Immunotec or any of its subsidiaries receives an unsolicited bona fide written Acquisition Proposal that did not result from a breach of Oxford Immunotec’s no solicitation obligations (as described further in paragraph 5(xi) of Part I (Letter from the Chairman of Oxford Immunotec Global PLC)) and which has not been withdrawn, and, after consultation with its financial advisors and outside legal counsel the Company Board determines in good faith that such Acquisition Proposal is a Superior Proposal, (a) the Company Board may make a Company Adverse Change Recommendation (as defined in the Implementation Agreement) and/or (b) Oxford Immunotec may terminate the Implementation Agreement and enter into a definitive agreement to provide for such Superior Proposal, subject to paying the US$5.9 million compensatory payment due to PerkinElmer under the terms of the Implementation Agreement, in each case if and only if, prior to any such Company Adverse Change Recommendation and/or terminating the Implementation Agreement:
•
Oxford Immunotec must have given PerkinElmer at least four Business Days’ prior written notice of its intention to consider making such a Company Adverse Change Recommendation, during which period PerkinElmer shall be given the opportunity to negotiate in good faith with respect to any revisions to the terms of the Acquisition or another proposal by PerkinElmer so that the terms proposed by PerkinElmer are at least as favourable as the competing proposal (and in the event of any material revision or material modification to an Acquisition Proposal or another proposal proposed by PerkinElmer on terms at least as favourable as a competing Acquisition Proposal, the Company must satisfy the notice requirement described above with a new written notice to PerkinElmer, and comply with the requirements described above (but any such subsequent notice period will only be three Business Days));

•
Oxford Immunotec must also promptly provide to PerkinElmer information with respect to such acquisition proposal in accordance with the terms of the Implementation Agreement, including the material terms and conditions of any such Superior Proposal and keep PerkinElmer reasonably informed of material developments.

•
At the end of such period, if PerkinElmer has not elected to negotiate in good faith with respect to any revisions to the terms of the Acquisition or has not made another proposal such that the terms proposed by PerkinElmer are at least as favourable as the competing Acquisition Proposal, the Company Board may make a Company Adverse Change Recommendation if it has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to do so would reasonably be expected to result in a breach of their fiduciary duties or reasonably be expected to violate their obligations under the Act; and

•
If the Company intends to terminate the Implementation Agreement to enter into an agreement with respect to such Superior Proposal, the Company shall have complied with the termination provisions of the Implementation Agreement, including the payment of the compensatory payment described above.

The Company Board may also make a Company Adverse Change Recommendation if, after consultation with its financial advisors and outside legal counsel, the Company Board has determined, in good faith, that the failure to make a Company Adverse Change Recommendation in response to an Intervening Event (as defined in the Implementation Agreement) would reasonably be expected to result in a breach of their fiduciary duties or would reasonably be expected to violate their obligations under the Act; provided that, prior to any such Company Adverse Change Recommendation, (i) Oxford Immunotec must have given PerkinElmer at least four Business Days’ prior written notice of its intention to consider making a Company Adverse Change Recommendation, during which period PerkinElmer shall be given (A) a reasonable opportunity to make adjustments in the terms and conditions of the Implementation Agreement and shall have negotiated in good faith with PerkinElmer with respect thereto during the period in each case as would enable the Company Board to proceed with its recommendation in favour of the Implementation Agreement and the Acquisition, and (B) all applicable information with respect to such Intervening Event reasonably requested by PerkinElmer to permit it to propose revisions to the terms of the Acquisition or to make another proposal in response; and (iii) at the end of such period, after giving effect to, and considering, the proposals made by PerkinElmer during such period, if any, after consultation with its financial advisors and legal counsel, the Company Board shall have determined, in good faith, that the failure to make a Company Adverse Change Recommendation in response to such Intervening Event would reasonably be expected to result in a breach of their fiduciary duties or would reasonably be expected to violate their obligations under the Act.
Termination (paragraph 7 of Part V (Additional Information), page 67)
The Implementation Agreement may be terminated in the following circumstances:
(a)	upon agreement in writing between PerkinElmer and Oxford Immunotec at any time prior to the Effective Date;
(b)	by Oxford Immunotec if Oxford Immunotec enters into a definitive agreement with respect to a Superior Proposal (subject to satisfaction of its obligations under the Implementation Agreement);
(c)
by either Oxford Immunotec or PerkinElmer, if any court of competent jurisdiction or other Governmental Authority has issued an injunction, judgment order, rule or decree permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such injunction having become final and non-appealable;

(d)
by either Oxford Immunotec or PerkinElmer upon the other party’s uncured breach of any representation, warranty, covenant or obligation under the Implementation Agreement which would reasonably be expected to prevent PerkinElmer or Bidco from consummating the Acquisition or which would prevent Oxford Immunotec from satisfying a Condition set out in paragraph 2.1(d) and 2.1(e) in Part A of Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document, as applicable;

(e)	by PerkinElmer if:
(i)
a material breach of Oxford Immunotec’s covenants with respect to non-solicitation and the Company Board recommendation (or any adverse change thereof), as set forth in Clauses 10.2 and 10.3 of the Implementation Agreement, occurs;

(ii)
following the Court Meeting or the General Meeting, the Company Board notifies PerkinElmer in writing or publicly states that Oxford Immunotec will not seek the sanctioning of the Scheme by the Court; or

(iii)
the Company Board withdraws or adversely modifies its recommendation of the Acquisition, or fails to reaffirm its recommendation within ten business days after either (A) another takeover offer, tender offer or exchange offer for outstanding Company Shares has been commenced by another party, or (B) PerkinElmer so requests such reaffirmation in writing (subject to certain limitations on frequency and timing of such reaffirmation requests);

(f)
by either PerkinElmer or Oxford Immunotec, if the requisite majority of Company Scheme Shareholders do not approve the Scheme Resolution at the Court Meeting, the requisite majority of Company Shareholders do not approve the GM Resolution at the General Meeting, or the Scheme is not sanctioned by the Court at the Court Hearing, and, within ten business days of any such event Oxford Immunotec fails to give its consent to implement the Acquisition by way of an Offer rather than the Scheme upon the request of PerkinElmer or PerkinElmer has not requested such consent;

(g)
by either Oxford Immunotec or PerkinElmer, if the Effective Date has not occurred by the Long Stop Date (provided that the right to terminate the Implementation Agreement pursuant to this provision shall not be available to a party whose material breach of the Implementation Agreement has primarily caused the failure of the Effective Date to have occurred by the Long Stop Date).

Compensatory Payment (paragraph 7 of Part V (Additional Information), page 68)
A compensatory payment equal to US$5.9 million (plus U.K. value added tax (“VAT”), if (a) such VAT is determined by HMRC to be applicable and (b) Oxford Immunotec is entitled to a refund (by credit or repayment) of such VAT from HMRC) is payable by Oxford Immunotec to PerkinElmer in the event that the Implementation Agreement is terminated as a result of:
(i)	Oxford Immunotec entering into a definitive agreement to provide for accept a Superior Proposal upon the terms and subject to the conditions set forth in the Implementation Agreement;
(ii)
a material breach of Oxford Immunotec’s covenants with respect to non-solicitation and the Company Board recommendation (and any adverse change thereof), as set forth in Clauses 10.2 and 10.3 of the Implementation Agreement;

(iii)	following the Court Meeting or the General Meeting, Oxford Immunotec deciding not to seek the sanctioning of the Scheme by the Court;
(iv)	the Company Board making a Company Adverse Change Recommendation (as defined in the Implementation Agreement);
(v)	the Company Board withdrawing or adversely modifying their recommendation of the Acquisition or failing to reaffirm their recommendation under certain circumstances;
(vi)
Oxford Immunotec failing to cure a material breach of any representation, warranty, covenant or obligation under the Implementation Agreement which would prevent Oxford Immunotec from satisfying a Condition set out in paragraph 2.1(d) and 2.1(e) in Part A of Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document;

(vii)
the requisite majority of Company Scheme Shareholders not approving the Scheme Resolution at the Court Meeting, the requisite majority of Company Shareholders not approving the GM Resolution at the General Meeting, or the Scheme not being sanctioned by the Court at the Court Hearing, and, within ten business days of any such event Oxford Immunotec failing to give its consent to implement the Acquisition by way of an Offer rather than the Scheme upon the request of PerkinElmer or PerkinElmer not requesting such consent; or

(viii)	the Effective Date not occurring by the Long Stop Date;
in each case of clause (vi), (vii) and (viii), if a person shall have informed the Company Board of or shall have publicly disclosed a bona fide acquisition proposal after 7 January 2021 and prior to such termination (which acquisition proposal has not been irrevocably withdrawn (and, in the case of a publicly disclosed acquisition proposal, publicly withdrawn)), and if an acquisition transaction of Oxford Immunotec by another party is completed within twelve months of such termination.
Delisting, deregistration and re-registration (paragraph 9 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC), page 35)
Prior to the Scheme becoming Effective, a request will be made by Oxford Immunotec to Nasdaq to suspend trading of, and de-list, the Company Shares on Nasdaq, to take effect on, or shortly after, the Effective Date. Subsequently, the Company Shares will be deregistered under the U.S. Exchange Act.
On the Effective Date, Oxford Immunotec will become a subsidiary of Bidco and/or its nominee and it is intended that Oxford Immunotec will be re-registered as a private limited company under the relevant provisions of the Companies Act 2006 as soon as reasonably practicable after the Effective Date.

QUESTIONS AND ANSWERS ABOUT THE COMPANY SHAREHOLDER MEETINGS AND THE ACQUISITION
The following questions and answers address briefly some questions you may have regarding the Company Shareholder Meetings and the proposals to be voted on at the Company Shareholder Meetings. These questions and answers may not address all of the questions that may be important to you as a Company Shareholder. Please refer to the more detailed information contained elsewhere in this document, the annexes to this document and the documents referred to or incorporated by reference in this document, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this document without charge by following the instructions under the section entitled “Documents” in paragraph 8 of Part V (Additional Information). Capitalized terms and expressions used in this document, unless expressly defined otherwise, shall have the meanings ascribed thereto in Part VII (Definitions).
Q:	Why am I receiving this document?
A:
On 7 January 2021, Oxford Immunotec entered into an agreement in connection with the acquisition of Oxford Immunotec by PerkinElmer through Bidco, whereby Bidco will acquire the issued and to be issued share capital of Oxford Immunotec for US$591 million in cash by way of a “scheme of arrangement” under Part 26 of the Companies Act 2006. You are receiving this proxy statement in connection with the solicitation of proxies by the Company Board in favour of approval of the Acquisition.

Q:	What is a “scheme of arrangement”?
A:
A “scheme of arrangement” is a Court-sanctioned arrangement between a company and its shareholders, which can be used as a transaction structure to effect a “takeover” or “merger”. If the Scheme becomes Effective, then:

•	PerkinElmer will pay Company Scheme Shareholders US$22.00 in cash per each Company Scheme Share;
•	all Company Scheme Shares will be transferred to Bidco; and
•	the Scheme will be binding on all Company Shareholders, whether or not they voted in support of the Scheme.
Q:	What is the Court Meeting?
A:
In order for the Scheme to become Effective, the Scheme must be approved by Company Shareholders. This approval is obtained at a shareholder meeting convened with the permission of the High Court of Justice in England and Wales referred to as the “Court Meeting”. The purpose of the Court Meeting is to allow the Court to ascertain whether Company Scheme Shareholders are in favour of the Scheme.

Q:	When and where is the Court Meeting?
A:	The Court Meeting will be held remotely via the Virtual Meeting Platform on [ ] 2021, at 10:30 a.m.
If you were a shareholder of record as of the Scheme Voting Record Time, you are entitled and encouraged to remotely attend the Court Meeting. If you do not attend the Court Meeting remotely, you are still entitled to vote at the Court Meeting by appointing a proxy.
If you are a beneficial owner as of the Posting Record Time you are encouraged to remotely attend the meeting. If you wish to vote at the Court Meeting, you must be appointed as a proxy of a shareholder of record.
Q:	What is the General Meeting?
A:
In addition to the approval of the Scheme at the Court Meeting, certain additional resolutions, necessary for Oxford Immunotec to implement the Acquisition are required to be approved at a general meeting of Company Scheme Shareholders, referred to as the “General Meeting”.

Q:	When and where is the General Meeting?
A:
The General Meeting will be held remotely via the Virtual Meeting Platform on [   ] 2021, at 11:00 a.m. or, if later, immediately after the conclusion of the Court Meeting. If you were a shareholder of record as of the

Scheme Voting Record Time, you are entitled and encouraged to remotely attend the Court Meeting. If you do not attend the General Meeting remotely, you are still entitled to vote at the Court Meeting by appointing a proxy. If you are a beneficial owner as of the Posting Record Time, you are encouraged to remotely attend the meeting. If you wish to vote at the General Meeting, you must be appointed as a proxy of a shareholder of record.
Q:	Who is entitled to vote at the Court Meeting and the General Meeting via the Virtual Meeting Platform?
A:
Beneficial Owner - Shares Registered in the Name of a Broker, Bank or Other Nominee: If you hold your Company Scheme Shares or Company Shares through a broker, bank or other nominee at the close of business on 22 January 2021 (“Posting Record Time”), you will need to contact your broker, bank or other nominee in order to submit your voting instructions. Voting instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee. If you wish to vote at the Court Meeting or General Meeting, you must be appointed as a proxy of a shareholder of record.

Shareholder of Record - Shares Registered in Your Name: If you hold Company Scheme Shares or Company Shares registered in your own name at 5:00 p.m. GMT on [   ] 2021 (“Scheme Voting Record Time”), you are entitled, subject to compliance with procedures described below, to vote either remotely or by appointing another person or persons as your proxy or proxies to remotely attend and vote in your stead. You are strongly encouraged to appoint “the Chair of the meeting” as your proxy.
The voting functionality will enabled when the Chair of the relevant Company Shareholder Meeting declares that the polls are open.
Q:	What matters will be voted on at the Company Shareholder Meetings?
A:	At the Court Meeting, Company Scheme Shareholders will vote on the approval of the Scheme.
At the General Meeting, Company Shareholders will vote on a resolution to (i) authorize the Company Board to take all necessary action to carry the Scheme into effect and (ii) amend the Company Articles to ensure that any Company Shares issued after the Scheme Record Time will be subject to the Scheme or otherwise transferred to Bidco, so that no other person will hold Company Shares following the Effective Date. This resolution is referred to as the “GM Resolution” or “Special Resolution”.
Q:	How do I attend the Company Shareholder Meetings via the Virtual Meeting Platform?
A:	If you plan to attend the Court Meeting or General Meeting virtually, you will need to provide proof that you own Company Scheme Shares or Company Shares in order to be admitted to the meeting.
•
If you were a shareholder of record as of the Scheme Voting Record Time (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare on the Scheme Voting Record Time), you can attend the Court Meeting and the General Meeting by accessing www.virtualshareholdermeeting.com/OXFD2021SM and entering the 16-digit control number on your Form of Proxy.

•
If you were a beneficial owner as of the Posting Record Time (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you can attend the Court Meeting and the General Meeting by accessing www.virtualshareholdermeeting.com/OXFD2021SM and entering the 16-digit control number on your Form of Proxy. Beneficial owners who do not have a control number may gain access to the meeting by logging into their brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the Company Shareholder Meeting.

Q:	Why is Oxford Immunotec having a Virtual Meeting?
A:
The Company Board notes the measures implemented by various governmental authorities and businesses, including the UK Government from time to time in order to address the ongoing COVID-19 pandemic, which, at the date of publication of this document, among other things, prohibit all persons in England from leaving their home or meeting others they do not live with except where necessary, together with any additional and/or alternative measures that may be put in place by governmental authorities, including the UK Government. In light of these measures, together with the uncertainty as to any additional and/or alternative measures that may be put in place by the United Kingdom Government, and in order to protect the health and safety of Company Shareholders and Company Directors, we hope that shareholders will understand that the Company Shareholder Meetings will be conducted via a Virtual Meeting Platform and Company Scheme Shareholders, Company Shareholders and other attendees will not be permitted to attend the Court Meeting or the General Meeting in person, save for the Chair and anyone else nominated by the Chair in order to establish a quorum.
Eligible Company Shareholders will be able to participate via the Virtual Meeting Platform, be able to communicate with the Company and ask questions during the Court Meeting and the General Meeting.
Q:	How do I submit a question or an objection via the Virtual Meeting Platform?
A:
During the Court Meeting and General Meeting, shareholders of record as of the Scheme Voting Record Time and registered beneficial owners as of the Posting Record Time may submit questions in real time using the Virtual Meeting Platform. Company Scheme Shareholders can use the same function to submit any written objections they may have to the Scheme at the Court Meeting.

Please note that shareholders will need their unique 16-digit control number which appears on their Form of Proxy in order to access the Virtual Meeting Platform. Beneficial owners who do not have a control number may gain access to the meeting by logging into their brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the Company Shareholder Meeting.
The Chair of the relevant Company Shareholder Meeting will ensure that all such questions and/or any objections (in the case of the Court Meeting) relating to the formal business of the relevant Company Shareholder Meeting are addressed during the relevant Company Shareholder Meeting, unless no response is required to be provided under the Companies Act 2006 or the provision of a response would, at the Chair’s discretion, otherwise be undesirable in the interests of the Company or the good order of the relevant Company Shareholder Meeting.
Q:	What if during the Company Shareholder Meeting, I have technical difficulties or trouble accessing the Virtual Meeting Platform?
If you encounter any difficulties accessing the Virtual Meeting Platform or once you have logged into the meeting, please call the technical support number that will be posted on the Virtual Meeting Platform log-in page.
Q:	What constitutes a quorum for the Company Shareholder Meetings?
A:
In connection with the General Meeting, a quorum will be present if Company Shareholders who hold at least one-third of the issued Company Shares as at the Scheme Voting Record Time are present, either remotely or represented by proxy. As at the close of business on 5 January 2021, the Latest Practicable Date, there were 25,575,571 Company Shares outstanding. Abstentions and broker non-votes will be considered in determining the presence of a quorum at the General Meeting.

In connection with the Court Meeting, there must be a sufficiently large (in the Court’s judgment) number of Company Scheme Shares included in the vote to fairly represent the opinion of Company Scheme Shareholders. Abstentions and broker non-votes will not be considered votes cast and will therefore not have any effect on the outcome of the vote at the Court Meeting.
Q:	What vote of Company Scheme Shareholders is required to approve the Scheme?
A:
At the Court Meeting, the Scheme will be approved by Company Scheme Shareholders if both (i) a majority in number of Company Scheme Shareholders who vote (either remotely or by proxy) at the Court Meeting vote in favour of the Scheme and (ii) Company Scheme Shares representing at least 75 percent in value of the total number of Company Scheme Shares voted (either remotely or by proxy) at the Court Meeting are voted in favour of the Scheme.

In addition to approval by Company Scheme Shareholders at the Court Meeting, approval of the Scheme will also require sanction by the Court. In considering whether to sanction the Scheme, the Court will consider whether there has been a sufficiently large (in the Court’s judgment) number of Company Scheme Shares included in the vote in favour of the Scheme to fairly represent the opinion of Company Scheme Shareholders, in addition to whether the required majority (as described above), is obtained.
At the General Meeting, the GM Resolution must be approved by Company Shareholders representing at least 75 percent of the votes cast.
Q:	How does the Company Board recommend that I vote?
A:	The Company Board unanimously recommends that you vote in favour of the Scheme at the Court Meeting and in favour of the GM Resolution at the General Meeting.
Q:	How do Company Directors and officers intend to vote?
A:
PerkinElmer has received irrevocable undertakings from all Company Directors and named executive officers, whereby they have agreed to vote or procure votes in favour of the Acquisition at the Company Shareholder Meetings in their capacity as shareholders in respect of their entire beneficial holdings of Company Shares, which amounts to 339,771 Company Shares, representing approximately 1.3 percent of the issued and outstanding ordinary share capital of Oxford Immunotec as at 5 January 2021 (being the Latest Practicable Date).

Q:	What is the Court Hearing?
A:
In addition to the approval of the Scheme by the Company Shareholders at the Court Meeting and the General Meeting, in order for the Scheme to become Effective, the Court must sanction the Scheme at a hearing. This hearing is referred to as the “Court Hearing”.

Q:	When and where is the Court Hearing?
A:	Subject to the approval of Company Shareholders and the prior satisfaction of the Conditions to completion of the Acquisition, the Court Hearing is currently expected to take place in March 2021.
Q:	When is the Acquisition expected to be completed?
A:
As at the date of this document, it is expected that the Acquisition will become Effective and close by the end of the first half of 2021. However, the Acquisition cannot proceed until all of the Conditions are waived (if capable of waiver) or satisfied at or prior to the Long Stop Date in accordance with their respective terms, including the approval of the Scheme at the Court Meeting and the Special Resolution at the General Meeting. The Scheme also requires the sanction by the Court. It is possible that factors outside the control of Oxford Immunotec and PerkinElmer could delay the completion of the Acquisition, or prevent it from being completed at all.

Q:	What happens if the Acquisition is not completed?
A:
If the Scheme is not approved by Company Shareholders, or if the Acquisition does not become Effective for any other reason, the Scheme will lapse and Company Shareholders will not receive any payment for their Company Shares in connection with the Acquisition. Instead, Oxford Immunotec will remain a public company, and Company Shares will continue to be registered under the U.S. Exchange Act. In the event that either Oxford Immunotec or PerkinElmer terminates the Implementation Agreement, then, in certain circumstances, Oxford Immunotec will pay PerkinElmer a compensatory payment in an amount equal to US$5.9 million.

Q:	What do I need to do now? How do I vote my Company Shares?
A:
If you hold shares in “street name”: If you hold your Company Scheme Shares or Company Shares through a broker, bank or other nominee you will need to contact your broker, bank or other nominee in order to submit your voting instructions for both the Court Meeting and the General Meeting. Voting instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.

If you are a “shareholder of record”: If you hold Company Scheme Shares or Company Shares registered in your own name, you are entitled to attend the Court Meeting and the General Meeting to vote either remotely or to appoint another person or persons as your proxy or proxies to attend and vote in your stead, in accordance with the procedures further outlined in this document. You are strongly encouraged to appoint “the Chair of the meeting” as your proxy.
Internet voting
You can make a proxy appointment via the internet at www.proxyvote.com prior to the relevant Company Shareholder Meeting. To do so, you will need to access www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form. Once obtained, you will immediately be able to vote. For an internet proxy appointment to be valid, the appointment must be received no later than 10:30 a.m. on [   ] 2021, in the case of the Court Meeting, and by no later than 11:00 a.m. on [   ] 2021, in the case of the General Meeting (or, in the case of any adjournment, no later than 48 hours (excluding any part of a day that is not a Business Day) before the time appointed for the holding of the adjourned meeting).
Telephone voting
You can make a proxy appointment via the telephone prior to the relevant Company Shareholder Meeting. To do so, you will need to call +1 1-800-690-6903 using any touch-tone telephone. For a telephone proxy appointment to be valid, the appointment must be received no later than 10:30 a.m. on [   ] 2021, in the case of the Court Meeting, and by no later than 11:00 a.m. on [   ] 2021, in the case of the General Meeting (or, in the case of any adjournment, no later than 48 hours (excluding any part of a day that is not a Business Day) before the time appointed for the holding of the adjourned meeting).
You are strongly encouraged to sign and return both Forms of Proxy for the Court Meeting and the General Meeting as soon as possible.
Q:	Can I change my vote or revoke my proxy appointment?
A:	Any person submitting a Form of Proxy pursuant to this solicitation has the power to revoke and change it before it is voted.
If you are a Company Shareholder of record, you may revoke your proxy appointment at any time no later 48 hours before the Court Meeting or the General Meeting, as applicable (excluding any part of a day that is not a Business Day), by:
•
submitting a new Form of Proxy with a later date, by using the internet or telephone or electronic proxy submission procedures described herein, or by completing, signing, dating and returning a new Form of Proxy by mail post to Broadridge Financial Solutions Inc. (“Broadridge”); or

•	delivering a written notice of revocation by mail to Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Please note, however, that only your last validly delivered or received proxy appointment will count (regardless of its date or of the date of its execution). You may also revoke your proxy appointment by remotely attending the Court Meeting and/or the General Meeting and voting. Remotely attending the Court Meeting or General Meeting without voting or taking one of the actions described above will not in itself revoke your proxy appointment.
If you hold your Company Shares indirectly through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy or submit new voting instructions. If you hold your Company Shares indirectly, you may also revoke a prior proxy appointment by remotely voting at the Court Meeting and/or General Meeting if you obtain a Form of Proxy executed in your favour from your broker, bank or other nominee in order to be able to vote remotely at such meeting.
Q:	Who counts the votes?
A:
Broadridge has been engaged as our independent agent to tabulate shareholder votes. If you are a shareholder at the Scheme Voting Record Time, your executed Form of Proxy is returned directly to Broadridge for tabulation. If you hold your shares through a broker as of the Posting Record Time, your broker will return one Form of Proxy to Broadridge on behalf of all of its clients.

Q:	What happens if I do not vote or if I abstain from voting on the proposals?
A:
If you are the registered holder of Company Shares and do not vote by appointing another person as your proxy to remotely attend and vote in your stead, your shares will not be counted for purposes of determining whether a quorum is present at the General Meeting or for calculating the proportion of votes “For” and “Against” at either of the Company Shareholder Meetings.

If your Company Shares are held by a broker, bank or other nominee, you will need to contact your broker, bank or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank or other nominee how to vote your shares, your shares will not be counted for purposes of calculating the proportion of votes “For” and “Against” at the Company Shareholder Meetings. When a bank, broker or other nominee refrains from voting your shares on a particular proposal because the bank, broker or other nominee has not received your instructions and has discretionary authority to vote on the “routine” matters to be considered, it is called a “broker non-vote.” Because there are no routine matters to be considered at the Company Shareholder Meetings, there should be no broker non-votes.
There is a “Vote Withheld” option to enable you to abstain on the GM Resolution at the General Meeting. A “Vote Withheld” will count towards the quorum at the General Meeting, however a “Vote Withheld” is not a vote in law and will not be counted in the calculation of the proportion of votes “For” and “Against” the GM Resolution at the General Meeting.
Q:	Why did I receive more than one Form of Proxy?
A:	You will receive separate Forms of Proxy for voting on approval of the Scheme at the Court Meeting and for voting on the GM Resolution at the General Meeting.
Q:	What happens if I sell my Company Scheme Shares before completion of the Acquisition?
A:
In order to receive the Consideration of US$22.00 per Company Scheme Share, you must hold your Company Scheme Shares at the Scheme Record Time. Consequently, if you transfer your shares before the Scheme Record Time, you will have transferred your right to receive the Consideration.

The Scheme Voting Record Time and the Posting Record Time, which determine the Company Shareholders entitled to vote at the Company Shareholder Meetings, are earlier than the consummation of the Acquisition. If you transfer your Company Scheme Shares after the Scheme Voting Record Time but prior to the Scheme Record Time, you will retain any rights you hold to vote at the Company Shareholder Meetings but not the right to receive the Consideration. Only the beneficial owners who own Company Scheme Shares at the Posting Record Time retain any rights to vote at the Company Shareholder Meetings.
Q:	How do you solicit proxies?
A:
Oxford Immunotec will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, e-mail, Internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses in sending these materials to shareholders who hold shares in street name.

The Company has retained Georgeson LLC (“Georgeson”), a proxy solicitation firm, to assist the Company Directors in the solicitation of proxies for the Company Shareholder Meetings. The Company expects to pay Georgeson, estimated to be US$15,000, plus reimbursement of out-of-pocket expenses. Proxies may be solicited by mail, personal interview, e-mail, telephone, or via the internet by Georgeson or, without additional compensation, by certain Company Directors, officers and employees.
Q:	Should I send in my share certificates or other evidence of ownership now?
A:	No, do not send your certificates now.
There is no requirement for registered Company Shareholders to take any action with regard to their share certificates. Share certificates in respect of Company Shares will cease to be valid upon the Scheme becoming Effective.

Q:	Where can I find more information about Oxford Immunotec?
A:	You can find more information about Oxford Immunotec from the various sources described in the section entitled “Documents” in paragraph 8 of Part V (Additional Information).
Q:	Can I access these materials on the Internet?
A:	These materials can be found at Oxford Immunotec’s website, www.OxfordImmunotec.com.
Q:	Who can help answer my other questions?
A:
You can contact the Oxford Immunotec Shareholder Helpline on +1-866-232-3037 (within the U.S., U.S. Territories and Canada), +1-720-358-3640 (outside the U.S., U.S. Territories and Canada). Lines are open Monday to Friday (except public holidays in the United States) between 8:00 a.m. and 7:00 p.m. EST.

If your broker, bank or other nominee holds your shares, you may also call your broker, bank or other nominee for additional information.
Q:	Who is the transfer agent and registrar?
A:
As noted above, Oxford Immunotec’s transfer agent is Computershare. All communications concerning shareholder of record accounts, including address changes, name changes, share transfer requirements and similar issues can be handled by contacting our transfer agent at +1-855-895-7224 (within the U.S., U.S. Territories and Canada), +1-732-491-0756 (outside the U.S., U.S. Territories and Canada), or in writing by regular mail to Computershare, P.O. Box 505005 Louisville KY 40233-5005 USA, or by overnight mail to Computershare, 462 South 4th Street, Suite 1600 Louisville KY 40202, USA.

Q:	What is householding?
A:
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

Oxford Immunotec has elected to implement the SEC’s householding rules. Accordingly, only one copy of this document is being delivered to Company Shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies.
If you are a Company Shareholder and, at any time, you no longer wish to participate in householding and would prefer to receive a separate document, or if you are receiving multiple copies of this document and wish to receive only one, please call Georgeson, the proxy solicitation firm for the Company, at +1-888-658-5755 and by email at information@georgeson.com.

PART I
LETTER FROM THE CHAIRMAN OF OXFORD IMMUNOTEC GLOBAL PLC

(incorporated in England and Wales with registered number 08654254)
Directors:	Registered office
Ronald Andrews	94c Innovation Drive
Patrick Balthorp, Sr.	Milton Park
Mark Klausner	Abingdon
Patricia Randall	Oxfordshire, OX14 4RZ
Herman Rosenman
Richard Sandberg
James Tobin
Andrew Walton
Peter Wrighton-Smith
[ ] 2021
On behalf of Oxford Immunotec Global plc. to all Company Shareholders and, for information only, to holders of options or awards under the Company Share Plans and to all persons with information rights
Dear Shareholder
RECOMMENDED CASH ACQUISITION
of
OXFORD IMMUNOTEC GLOBAL PLC
by
PERKINELMER (UK) HOLDINGS LIMITED
1.	Introduction
On 7 January 2021, the Company and PerkinElmer announced that they had agreed to the terms of a recommended cash offer pursuant to which Bidco (a wholly-owned subsidiary of PerkinElmer) will acquire the entire issued and to be issued share capital of the Company. It is intended that the Acquisition will be implemented by way of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006.
I am writing to you on behalf of the Company Board to explain the background to, to set out a summary of, the terms and conditions of the Acquisition, to explain why the Company Directors consider the terms of the Acquisition to be fair and reasonable and why the Company Directors are unanimously recommending that you vote in favour of the Scheme Resolution at the Court Meeting and vote in favour of the GM Resolution at the General Meeting, both of which will be held on [   ] 2021. The Court Meeting will start at 10:30 a.m. and the General Meeting will start at 11:00 a.m. (or as soon thereafter as the Court Meeting has concluded or has been adjourned, if later).
This letter also explains the actions you are now asked to take. Further details of the Scheme are set out in Part II (Explanatory Statement) of this document.
2.	Summary of the terms of the Acquisition
The Acquisition will be implemented by way of a Court-sanctioned scheme of arrangement between the Company and the Company Scheme Shareholders under Part 26 of the Companies Act 2006. The approval of the Scheme Resolution by Company Scheme Shareholders at the Court Meeting, the passing of the GM Resolution by Company Shareholders at the General Meeting and the sanction of the Court are each required.
Upon the Scheme becoming Effective, which is subject to the Conditions and further terms set out in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document, the Company Scheme Shareholders will receive, in accordance with the terms of the Scheme:

US$22.00 in cash for each Company Scheme Share held at the Scheme Record Time
The terms of the Acquisition values the Company’s entire issued and to be issued share capital (as at the Latest Practicable Date) at approximately US$591 million and represents a premium of approximately: (i) 28.3 per cent. to the closing stock price per Company Share of US$17.15 on 5 January 2021 (being the last practicable date prior to the date of the Announcement); and (ii) 53.5 per cent. to the 90 trading day volume-weighted average price per Company Share of US$14.34 for the period from 8 October 2020 to 5 January 2021 (being the last practicable date prior to the date of the Announcement). In addition, the terms of the Acquisition represent a premium of 99.2 per cent to the Company’s enterprise value calculated using the 90 trading day volume weighted average price for the period from 8 October 2020 to 5 January 2021.
Bidco is a private limited company, which was duly incorporated in April 1999 under the laws of England and Wales. Its registered office is Chalfont Road, Seer Green, Beaconsfield, Buckinghamshire, United Kingdom, HP9 2FX. Bidco’s principal activity is that of an intermediate holding company and its subsidiaries are engaged in the development, manufacture and sale of life science and diagnostic products and services.
Upon the Scheme becoming Effective, Bidco and/or its nominee (including any DR Nominee) will acquire the Company Scheme Shares for the Consideration with full title guarantee, fully paid up, free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the Effective Date or thereafter attaching thereto, including voting rights and entitlement to receive and retain all dividends and/or other distributions declared, paid or made by the Company in respect of the Company Scheme Shares by reference to a record date falling on or after the Effective Date.
If any dividend or other distribution in respect of the Company Scheme Shares is declared, paid or made on or after the date of this document, Bidco reserves the right to reduce the consideration payable for each Company Share under the terms of the Acquisition by the amount per Company Scheme Share of such dividend or distribution.
On the Effective Date, the Company will become a subsidiary of Bidco and/or its nominee and will be re-registered as a private limited company as soon as reasonably practicable after the Effective Date.
As further described in paragraph 10 of this Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document, the Takeover Code does not apply to the Acquisition.
The Acquisition remains subject to the Conditions and further terms set out in full in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document. The Acquisition is conditional, amongst other things, upon:
(i)	the Scheme becoming Effective by the Long Stop Date;
(ii)
the Scheme Resolution having been approved at the Court Meeting by a majority in number of those Company Scheme Shareholders who are on the register of members of the Company at the Scheme Voting Record Time, representing not less than 75 per cent. in value of the Company Scheme Shares held by those Company Scheme Shareholders, in each case present, entitled to vote and voting, either remotely or by proxy;

(iii)
the GM Resolution having been approved by Company Shareholders on the register of members of the Company at the Scheme Voting Record Time representing at least 75 per cent. of the votes cast, either remotely or by proxy, at the General Meeting;

(iv)	the Scheme having been sanctioned by the Court with or without modification (but subject to any such modification being acceptable to the Company and Bidco); and
(v)	a copy of the Court Order having been delivered to the Registrar of Companies.
The Acquisition does not require the approval of PerkinElmer’s shareholders.
At this stage, subject to the approval and availability of the Court (which is subject to change), and subject to the satisfaction (or, where applicable, waiver) of the Conditions, PerkinElmer expects that the Scheme will become Effective in March 2021.

3.	Background to, and reasons for, the Acquisition
PerkinElmer is a global leader in the life sciences and diagnostics industry offering a broad portfolio of products, services and solutions for the diagnostics, life sciences, food and applied markets. PerkinElmer is focused on serving attractive end markets, improving its product mix, enhancing geographic reach and strengthening its technological capabilities.
•	The proposed acquisition of the Company by PerkinElmer will bring a number of benefits, which will further drive growth and value in the following ways, among others:
•
The combination of PerkinElmer’s channel expertise and leading workflow and testing capabilities with the Company’s leading proficiencies in T cell immunology with its proprietary test kits for latent tuberculosis will create better solutions for customers around the world.

•	Following the Acquisition, PerkinElmer will broaden its infectious disease solutions portfolio with market-leading tuberculosis offerings.
Following discussions with a range of parties on a variety of potential strategic transactions, the Company Directors determined that the proposal from PerkinElmer was the most attractive due to several factors including the Acquisition terms and likelihood of completion (as further described in paragraph 5 of this Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document).
Following completion of the negotiation of the Implementation Agreement (as further described in paragraph 5 of this Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document), the Company Board now considers that the Acquisition is likely to promote the success of the Company for the benefit of the Company Shareholders taken as a whole and accordingly entered into the Implementation Agreement on 7 January 2021.
4.	Opinion of the Company’s Financial Adviser and Certain Financial Forecasts prepared by Company management
Oxford Immunotec retained Perella Weinberg UK Limited (“Perella Weinberg UK”) to act as its financial adviser in connection with the Acquisition. Oxford Immunotec selected Perella Weinberg UK based on its qualifications, expertise and reputation and its knowledge of the business and affairs of Oxford Immunotec and the industry in which Oxford Immunotec conducts its businesses. Perella Weinberg UK and its affiliate Perella Weinberg Partners LP (collectively with Perella Weinberg UK,“Perella Weinberg”), as part of their investment banking business, are continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, leveraged buyouts and other transactions as well as for corporate and other purposes.
On 6 January 2021, Perella Weinberg Partners LP rendered its oral opinion, subsequently confirmed in writing, to the Company Board that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Consideration of US$22.00 per share in cash to be received by the holders of Company Scheme Shares in the Acquisition pursuant to the Implementation Agreement was fair, from a financial point of view, to such holders.
The full text of Perella Weinberg’s written opinion, dated 6 January 2021 which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg, is attached hereto as Annex B and is incorporated by reference herein. Perella Weinberg’s opinion does not address Oxford Immunotec’s underlying business decision to enter into the Acquisition or the relative merits of the Acquisition as compared with any other strategic alternative which may be available to Oxford Immunotec. Perella Weinberg’s opinion was not intended to be and does not constitute a recommendation to any holder of Company Shares as to how such holder should vote, make any election or otherwise act with respect to the proposed Acquisition (including whether or not to tender any Company Shares in an Offer) or any other matter. Perella Weinberg’s opinion does not in any manner address the prices at which Company Shares will trade at any time. In addition, Perella Weinberg expressed no opinion as to the fairness of the Acquisition to, or any consideration received in connection with the Acquisition by, the holders of any other class of securities, creditors or other constituencies of Oxford Immunotec. Perella Weinberg provided its opinion for the information and assistance of the Company Board in connection with, and for the purposes of its evaluation of, the Acquisition. The summary of the written opinion of Perella Weinberg is qualified in its entirety by reference to the full text of the written opinion attached as Annex B.
In connection with rendering its opinion and performing its related financial analyses, Perella Weinberg, among other things:
•	reviewed certain publicly available financial statements and other business and financial information with respect to Oxford Immunotec, including equity research analyst reports;
•
reviewed certain internal financial statements, analyses, forecasts (the “Company Forecasts”), and other financial and operating data relating to the business of Oxford Immunotec, in each case, prepared by management of Oxford Immunotec;

•	discussed the past and current operations, financial condition and prospects of Oxford Immunotec with management of Oxford Immunotec;
•	compared the financial performance of Oxford Immunotec with that of certain publicly-traded companies which Perella Weinberg believed to be generally relevant;
•	compared the financial terms of the proposed Acquisition with the publicly available financial terms of certain transactions which Perella Weinberg believed to be generally relevant;
•
reviewed the historical trading prices for the Company Scheme Shares and compared such prices with those of securities of certain publicly-traded companies which Perella Weinberg believed to be generally relevant;

•	participated in discussions among representatives of Oxford Immunotec and the PerkinElmer Group and their respective advisers;
•	reviewed a draft of the Implementation Agreement marked “Execution Version”; and
•	conducted such other financial studies, analyses and investigations, and considered such other factors, as Perella Weinberg deemed appropriate.
In arriving at its opinion, Perella Weinberg assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information supplied or otherwise made available to it (including information that was available from generally recognized public sources) for purposes of its opinion and further relied upon the assurances of the management of Oxford Immunotec that, to their knowledge, the information furnished by Oxford Immunotec for purposes of Perella Weinberg’s analysis did not contain any material omissions or misstatements of material fact. With respect to the Company Forecasts, Perella Weinberg was advised by the management of Oxford Immunotec, and assumed, with the Company Board’s consent, that the Company Forecasts had been reasonably prepared and represent the best currently available estimates and good faith judgments of the management of Oxford Immunotec as to the future financial performance of Oxford Immunotec and the other matters covered thereby. Perella Weinberg expressed no view as to the assumptions on which the Company Forecasts were based. See “Certain Financial Forecasts” for a description of the Company Forecasts.
In arriving at its opinion, Perella Weinberg did not make any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of Oxford Immunotec, nor was it furnished with any such valuations or appraisals. Perella Weinberg did not assume any obligation to conduct, nor did it conduct, any physical inspection of the properties or facilities of Oxford Immunotec. In addition, Perella Weinberg did not evaluate the solvency of any party to the Implementation Agreement (or the effect of the Acquisition thereon), including under any applicable laws relating to bankruptcy, insolvency or similar matters. In arriving at its opinion, Perella Weinberg also assumed that the final executed Implementation Agreement would not differ from the form of Implementation Agreement that it reviewed in any respect material to its analysis and that the Acquisition would be consummated in accordance with the terms set forth in the Implementation Agreement, without modification, waiver or delay in any respect material to its analysis. In addition, Perella Weinberg assumed that in connection with the receipt of all the necessary approvals of the Acquisition, no delays, limitations, conditions or restrictions would be imposed that could have an adverse effect on the contemplated benefits expected to be derived in the Acquisition in any way meaningful for its analysis. Perella Weinberg relied as to all legal matters relevant to rendering its opinion upon the advice of counsel.
Perella Weinberg’s opinion addressed only the fairness from a financial point of view, as of the date thereof, of the Consideration of US$22.00 per share in cash to be received by the holders of Company Scheme Shares pursuant to the Acquisition. Perella Weinberg was not asked to, and it did not, offer any opinion as to any other term of the Implementation Agreement, any other document contemplated by or entered into in connection with the Implementation Agreement or the Acquisition, the form or structure of the Acquisition (including whether effected pursuant to the Scheme or an Offer) or the likely timeframe in which the Acquisition would be consummated. In addition, Perella Weinberg expressed no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Acquisition, or any class of such persons, whether relative to the Consideration of US$22.00 per share to be received by the holders of Company Scheme Shares pursuant to the Acquisition or otherwise. Perella Weinberg did not express any opinion as to any tax or other consequences that may result from the transactions contemplated by the Implementation Agreement or any other related document, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which it understood Oxford Immunotec had received such advice as it deemed necessary from qualified professionals. Perella Weinberg’s opinion did not address the underlying business decision of Oxford Immunotec to enter into the Acquisition or the relative merits of the Acquisition as compared with any other strategic alternative which may have been available to Oxford Immunotec.
Perella Weinberg’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion. It should be understood that subsequent developments may affect Perella Weinberg’s opinion and the assumptions used in preparing it, and Perella Weinberg does not have any obligation to update, revise, or reaffirm its opinion. The issuance of Perella Weinberg’s opinion was approved by a fairness opinion committee of Perella Weinberg.
Summary of Material Financial Analyses
The following is a summary of the material financial analyses performed by Perella Weinberg and reviewed with the Company Board in connection with Perella Weinberg’s opinion and does not purport to be a complete description of the financial analyses performed by Perella Weinberg. The order of analyses described below does not represent the relative importance or weight given to those analyses by Perella Weinberg. Some of the summaries of the financial analyses include information presented in tabular format. In order to fully understand Perella Weinberg’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Perella Weinberg’s financial analyses.
Selected Publicly Traded Companies Analysis
Perella Weinberg reviewed and compared certain financial information for Oxford Immunotec with corresponding financial information, ratios and public market multiples for 14 publicly held companies in the Diagnostics and Life Sciences industry described below (the “Selected Publicly Traded Companies”). Although none of the following companies is identical to Oxford Immunotec, Perella Weinberg selected these companies because they had publicly traded equity securities and were deemed to be similar to Oxford Immunotec in one or more respects, including operating in the Diagnostics and Life Sciences industry. Perella Weinberg selected the companies used in the analysis on the basis of its experience and knowledge of companies in the industry and various factors, including the size of the company and the similarity of the lines of business to Oxford Immunotec’s lines of business, as well as the business models, service offerings and end-market exposure of such companies.
For each of the Selected Publicly Traded Companies, Perella Weinberg calculated and compared financial information and various financial market multiples and ratios based on company filings for historical information and consensus third party research estimates from FactSet for forecasted information. For Oxford Immunotec, Perella Weinberg made calculations based on company filings for historical information and the

Company Forecasts for forecasted information. Information for (i) Qiagen N.V. was calculated on a pro forma basis for a US$500M convertible notes issuance, (ii) EKF Diagnostics Holdings plc was calculated on a pro forma basis for the sale of shares in Renalytix AI plc, (iii) Hologic, Inc. was calculated on a pro forma basis for the acquisition of Biotheranostics, Inc. and (iv) Meridian Bioscience, Inc. was calculated on a pro forma basis for the acquisition of Exalenz Bioscience Ltd. With respect to Oxford Immunotec and each of the Selected Publicly Traded Companies, Perella Weinberg reviewed enterprise value (“EV”) as of 5 January 2021 as a multiple of 2021 estimated revenue and 2022 estimated revenue. In addition, Perella Weinberg calculated the same multiples based upon the Consideration of US$22.00 per Company Scheme Share. No broker estimates were available for Meridian Bioscience, Inc. for 2022. The results of these analyses are summarized in the following table:
EV/Revenue Multiple
	2021E	2022E
Selected Publicly Traded Companies
bioMérieux SA	4.4x	4.3x
Bio-Rad Laboratories, Inc.	3.5x	3.3x
CareDx, Inc.	14.9x	12.8x
EKF Diagnostics Holdings plc	5.8x	6.1x
GenMark Diagnostics, Inc.	6.1x	5.5x
Hologic, Inc.	4.7x	5.7x
Luminex Corporation	2.5x	2.4x
Meridian Bioscience, Inc.	3.1x	NA
OraSure Technologies, Inc.	2.6x	3.0x
Qiagen N.V.	6.3x	6.6x
Quidel Corporation	2.5x	8.2x
T2 Biosystems, Inc.	5.1x	3.9x
Trinity Biotech PLC	1.7x	1.6x
Veracyte, Inc.	17.6x	14.2x
Median	4.6x	5.5x
Oxford Immunotec – Company Forecasts
At January 5, 2021	3.4x	2.9x
At US$22.00	5.0x	4.3x
Based on the multiples of enterprise value to estimated 2021 revenue described above, Perella Weinberg’s analyses of the various Selected Publicly Traded Companies and on professional judgments made by Perella Weinberg with respect to, among other things, the financial performance and competitive positioning of Oxford Immunotech and the Selected Publicly Traded Companies, Perella Weinberg applied a range of multiples of 3.5x to 4.5x to estimated 2021 revenue of Oxford Immunotec using the Company Forecasts to derive ranges of estimated implied values of approximately $17.45 to $20.53 per share. Perella Weinberg compared these ranges to the Consideration of US$22.00 per Company Scheme Share in cash to be received by the holders of Company Scheme Shares pursuant to the Implementation Agreement.
Although the Selected Publicly Traded Companies were used for comparison purposes, no business of any Selected Publicly Traded Companies was either identical or directly comparable to Oxford Immunotec’s business. Accordingly, Perella Weinberg’s comparison of Selected Publicly Traded Companies and analysis of the results of such comparisons was not purely mathematical, but instead necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the relative values of the Selected Publicly Traded Companies.

Selected Transactions Analysis
Using publicly available information, Perella Weinberg reviewed the financial terms of selected precedent transactions (the “Selected Transactions”) involving companies that operated in, or were exposed to, the Diagnostics and Life Sciences industry announced between May 2011 and March 2020. Perella Weinberg selected these transactions in the exercise of its professional judgment and experience because Perella Weinberg deemed them to be most similar in size, scope and impact on the industry to Oxford Immunotec or otherwise relevant to the Acquisition.
For each of the Selected Transactions, Perella Weinberg calculated and compared the resulting enterprise value in the transaction as a multiple of revenue over the last twelve months (“LTM Revenue”) publicly reported prior to the announcement of the transaction (“EV/LTM Revenue”) and, to the extent such estimates were available, as a multiple of estimated revenue for the next twelve months (“NTM Revenue”) based on Wall Street consensus estimates published by FactSet (“EV/NTM Revenue”). Information for Qiagen N.V. is based upon the 16 July 2020 revised offer of Thermo Fisher Scientific Inc. EV for the Triage Assets of Alere Inc. includes contingent consideration of US$40 million and deferred consideration of US$240 million. The EV/LTM Revenue multiple for EUROIMMUN US, Inc. is based on 2016 financials while the EV/NTM Revenue multiple is based on 2017 revenues. The EV of Assurex Health, Inc. includes US$185 million of contingent consideration based on performance milestones. Information for the acquisition of Alere Inc. by Abbott Laboratories is based on amended transaction terms announced on 14 April 2017. LTM Revenue for BioFire Diagnostics, LLC represents estimated 2013 revenue at announcement and NTM Revenue represents estimated 2014 revenue at closing. Information for One Lambda, Inc. is based on 2011 financials. Information for Phadia AB is based on 2010 financials. The following table lists the Selected Transactions and summarizes the observed EV/LTM Revenue and EV/NTM multiples:
Announcement Date	Target	Acquiror	Target EV (in millions)	EV/ LTM Revenue Multiple	EV/ NTM Revenue Multiple
March 2020	Qiagen N.V.	Thermo Fisher Scientific Inc.	$12,683	8.3x	8.1x
July 2019	Genomic Health, Inc.	Exact Sciences Corp.	$2,600	6.1x	5.5x
May 2018	Abaxis, Inc.	Zoetis, Inc.	$1,803	7.4x	6.2x
July 2017	Alere Inc. Triage Assets	Quidel Corporation	$680	2.8x	NA
June 2017	EUROIMMUN US, Inc.	PerkinElmer, Inc.	$1,340	5.0x	4.3x
January 2017	Accriva Diagnostics	Werfen Life	$380	4.0x	NA
September 2016	Cepheid	Danaher Corporation	$3,983	7.1x	5.8x
August 2016	Assurex Health, Inc.	Myriad Genetics, Inc.	$410	6.8x	NA
May 2016	Nanosphere, Inc.	Luminex Corporation	$85	3.7x	2.8x
February 2016	Alere Inc.	Abbott Laboratories	$7,569	3.2x	3.0x
September 2013	BioFire Diagnostics, LLC	bioMérieux SA	$485	6.9x	6.1x
July 2012	One Lambda, Inc.	Thermo Fisher Scientific Inc.	$925	5.1x	NA
April 2012	Gen-Probe Incorporated	Hologic, Inc.	$3,762	6.4x	5.8x
May 2011	Phadia AB	Thermo Fisher Scientific Inc.	$3,520	6.7x	NA
Perella Weinberg observed that the low and high EV/LTM Revenue multiples for the Selected Transactions were 2.8x and 8.3x, respectively and the low and high EV/NTM Revenue multiples for the Selected Transactions were 2.8x and 8.1x, respectively. Perella Weinberg further observed that the median EV/LTM Revenue multiple for the Selected Transactions was 6.2x and the median EV/NTM Revenue multiple for the Selected Transactions was 5.8x.
Based on the multiples of enterprise value to LTM Revenue described above, Perella Weinberg’s analyses of the various Selected Transactions and on professional judgments made by Perella Weinberg with respect to, among other things, the financial performance and competitive positioning of Oxford Immunotech and the target companies in the Selected Transactions, Perella Weinberg applied a range of multiples of 4.0x to 6.5x to Oxford Immunotec’s estimated 2020 revenue based on information provided by Oxford Immunotec management to derive a range of estimated implied values of approximately US$15.07 to US$20.35 per Company Scheme Share and a range of multiples of 4.0x to 6.0x to Oxford Immunotec’s estimated 2021 revenue based on information provided by Oxford Immunotec management to derive a range of estimated implied values of approximately US$18.99 to US$25.13 per Company Scheme Share. Perella Weinberg compared these ranges to the Consideration of US$22.00 per share in cash to be received by the holders of Company Scheme Shares pursuant to the Implementation Agreement.
Although the Selected Transactions were used for comparison purposes, none of the Selected Transactions nor the companies involved in them was either identical or directly comparable to the Acquisition or Oxford Immunotec.
Discounted Cash Flow Analysis
Perella Weinberg conducted a discounted cash flow analysis for Oxford Immunotec based on the Company Forecasts to derive a range of implied enterprise value for Oxford Immunotec by:
•
calculating the present value as of 5 January 2021 of the estimated standalone unlevered free cash flows (calculated as net operating profit after tax, plus depreciation and amortization, minus capital expenditures, minus change in working capital) that Oxford Immunotec could generate for the complete calendar years 2021 through 2030, as included in the Company Forecasts (treating stock based compensation as a cash expense), using discount rates ranging from 9.5% to 11.5%,

•
adding the present value as of 5 January 2021 of net operating losses projected by Oxford Immunotec management to be utilized during such period based upon the Company Forecasts, using discount rates ranging from 9.5% to 11.5%, and

•
adding the present value as of 5 January 2021 of the terminal value of Oxford Immunotec at the end of calendar year 2030 using perpetuity growth rates ranging from 2.5% to 3.5% and discount rates ranging from 9.5% to 11.5%.

Perella Weinberg estimated the range of perpetuity growth rates utilizing its professional judgment and experience, taking into account market expectations regarding long-term real growth of gross domestic product and inflation.
Perella Weinberg used discount rates ranging from of 9.5% to 11.5% derived from Oxford Immunotec’s weighted average cost of capital determined by application of the capital asset pricing model based on Perella Weinberg’s experience and professional judgment and which takes into account certain company-specific metrics, including Oxford Immunotec’s target capital structure, the cost of long-term debt, forecasted tax rate and adjusted beta (as published by Bloomberg), as well as certain financial metrics for the United States financial markets generally.
From the ranges of implied enterprise value, Perella Weinberg derived ranges of implied equity values for Oxford Immunotec. To calculate the implied equity value from the implied enterprise value, Perella Weinberg added cash and cash equivalents. Perella Weinberg calculated implied value per share by dividing the implied equity value by the fully diluted shares using the treasury stock method based on information provided by Oxford Immunotec management (which ranged from approximately 26.6 million shares to approximately 27.1 million shares based on the implied valuation). This analysis resulted in an implied per share equity value reference range for the Company Scheme Shares of approximately US$19.05 to US$26.18 per Company Scheme Share. Perella Weinberg compared this range of implied per share equity value to the Consideration of US$22.00 per Company Scheme Share in cash to be received by the holders of Company Scheme Shares pursuant to the Implementation Agreement.
Additional Information
Perella Weinberg observed additional information that was not considered part of Perella Weinberg’s financial analysis with respect to its opinion, but which were noted as reference data for the Company Board, including the following:
Historical Stock Trading. Perella Weinberg reviewed the closing prices of Company Scheme Shares on the Nasdaq for the 52 weeks ended on 5 January 2021. Perella Weinberg observed that during such period, the closing trading price per Company Scheme Share ranged from US$8.37 to US$18.17 per Company Scheme Share, as compared to the Consideration of US$22.00 per Company Scheme Share to be received by the holders of Company Scheme Shares in the Acquisition. Perella Weinberg noted that the closing price per Company Scheme Share on 5 January 5 2021 was US$17.15.

Perella Weinberg calculated the volume weighted average trading price (“VWAP”) of the Company Scheme Shares during each of the preceding 30, 60 and 90 day periods prior to January 5, 2021, and the premium the US$22.00 per share price represented to the calculated VWAP. The results of these calculations are summarized in the following table:
Premium of US$22.00 to VWAP
5 January 2021
30-day VWAP	31.7%
60-day VWAP	40.0%
90-day VWAP	53.5%
Perella Weinberg also noted that the Consideration of US$22.00 per Company Scheme Share in cash to be received by the holders of Company Scheme Shares pursuant to the Implementation Agreement represented a premium of 28.3% to the US$17.15 closing price per Company Scheme Share on 5 January 2021 and a premium of 21.1% to the 52-week high closing price per Company Scheme Share on 22 December 2020.
Equity Research Analyst Price Targets. Perella Weinberg reviewed and analyzed recent publicly available research analyst undiscounted price targets for the Company Scheme Shares prepared and published by four equity research analysts as of 5 January 2021. Perella Weinberg noted that the range of recent equity analyst undiscounted price targets for the Company Scheme Shares ranged from a low of US$21.00 to a high of US$25.00 per share, with a median price target of US$23.00 per Company Scheme Share. Perella Weinberg also noted that the Consideration of US$22.00 per Company Scheme Share in cash to be received by the holders of Company Scheme Shares pursuant to the Implementation Agreement represented a discount of 4.3% to the median undiscounted target price of US$23.00 per share.
The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for Company Scheme Shares. Further, these estimates are subject to uncertainties, including the future financial performance of Oxford Immunotec and future financial market conditions. However, these estimates provided general reference points which enabled Perella Weinberg to compare such estimates with the Consideration of US$22.00 per share in cash to be received by the holders of Company Scheme Shares pursuant to the Implementation Agreement.
Miscellaneous
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth herein, without considering the analyses or the summary as a whole, could create an incomplete view of the processes underlying Perella Weinberg’s opinion. In arriving at its fairness determination, Perella Weinberg considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered. Rather, Perella Weinberg made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the analyses described herein as a comparison is directly comparable to Oxford Immunotec or the Acquisition.
Perella Weinberg prepared the analyses described herein for purposes of providing its opinion to the Company Board as to the fairness, from a financial point of view, as of the date of such opinion, of the Consideration of US$22.00 per share in cash to be received by the holders of Company Scheme Shares pursuant to the Implementation Agreement. These analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Perella Weinberg’s analyses were based in part upon the Company Forecasts and other third party research analyst estimates, which are not necessarily indicative of actual future results, and which may be significantly more or less favorable than suggested by Perella Weinberg’s analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties to the Implementation Agreement or their respective advisers, none of Oxford Immunotec, Perella Weinberg or any other person assumes responsibility if future results are materially different from those forecasted by Oxford Immunotec management or third parties.
As described above, the opinion of Perella Weinberg to the Company Board was one of many factors taken into consideration by the Company Board in making its determination to approve the Acquisition. Perella Weinberg was not asked to, and did not, recommend the specific consideration to the Company Shareholders provided for in the Implementation Agreement, which consideration was determined through arms-length negotiations between Oxford Immunotec and PerkinElmer. Perella Weinberg did not recommend any specific amount of consideration to Company Shareholders or the Company Board or that any specific amount of consideration constituted the only appropriate consideration for the Acquisition. Also, as discussed above, Perella Weinberg’s opinion was not intended to be and does not constitute, a recommendation to any holder of Company Scheme Shares as to how such holder should vote or otherwise act with respect to the proposed Acquisition (including whether or not to tender any Company Scheme Shares in an Offer) or any other matter and does not in any manner address the prices at which Company Scheme Shares will trade at any time.
Perella Weinberg UK has acted as financial adviser to Oxford Immunotec in connection with the Acquisition and pursuant to the terms of the engagement letter between Perella Weinberg UK and Oxford Immunotec, dated 17 December 2020, Oxford Immunotec agreed to pay Perella Weinberg US$1,500,000 upon the delivery of Perella Weinberg’s opinion (which amount would have become payable if Perella Weinberg had determined in good faith that it was not able to deliver its opinion), and has agreed to pay Perella Weinberg an additional fee currently estimated to be approximately US$5,000,000 upon the closing of the Acquisition. The fee for rendering the opinion is not contingent on the successful completion of the Acquisition or the conclusions expressed therein. In addition, Oxford Immunotec agreed to reimburse Perella Weinberg UK for its reasonable out-of-pocket expenses, including attorneys’ fees and disbursements, and to indemnify Perella Weinberg UK and related persons for certain liabilities that may arise out of its engagement by Oxford Immunotec and the rendering of Perella Weinberg’s opinion.
During the two-year period prior to the date of its opinion, Perella Weinberg and its affiliates have not received compensation from Oxford Immunotec for investment banking services unrelated to the Acquisition. During the two-year period prior to the date of its opinion, Perella Weinberg and its affiliates have provided PerkinElmer and its affiliates certain investment banking services unrelated to the Acquisition for which they have received compensation of approximately US$2,000,000. Perella Weinberg and its affiliates may in the future provide investment banking and other financial services to Oxford Immunotec, PerkinElmer and their respective affiliates and in the future may receive compensation for the rendering of such services. In the ordinary course of its business activities, Perella Weinberg or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or the accounts of customers or clients, in debt or equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of Oxford Immunotec or PerkinElmer or any of their respective affiliates.
Certain Financial Forecasts
The Company does not, as a matter of course, publicly disclose long-term forecasts or internal projections as to future performance, revenues, earnings or other results of operations due to the inherent unpredictability of the underlying assumptions and projections. However, prior to approval by the Company Board of the transactions contemplated by the Implementation Agreement, Company management prepared or approved, and the Company Board considered, certain forward-looking financial information in connection with the transaction, referred to herein as the Company Forecasts, which include certain non-public financial projections regarding the Company’s anticipated future operations.
A summary of the Company Forecasts is included below to provide the Company Shareholders access to specific non-public information that was considered by the Company Board for purposes of evaluating the Acquisition and used by Perella Weinberg in connection with the rendering of its opinion to the Company Board and in performing its related financial analyses as described above in the section entitled “Opinion of the Company’s Financial Adviser and Certain Financial Forecasts prepared by Company management”. Such summary is not being included to influence your decision whether to vote in favour of or against Resolutions to be proposed at the Court Meeting and the General Meeting. The inclusion of this information should not be regarded as an indication that the Company Board, its advisers or any other person considered, or now considers, the Company Forecasts to be material or to be a reliable prediction of actual future results, and should not be relied upon as such. By including the Company Forecasts in this document, neither the Company nor any of its advisers has made or makes any representation to any person regarding the information included in the Company Forecasts or the ultimate performance of the Company, PerkinElmer or any of their affiliates compared to the information contained in the Company Forecasts. The information from the Company Forecasts included below should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the

Company in its public filings with the SEC. In addition to being used by the Company Board in connection with its deliberations regarding the transaction and Perella Weinberg in connection with the rendering of its opinion, only the Company Forecasts for the years ending December 31, 2020, 2021, 2022, 2023 and 2024 were provided to PerkinElmer.
The Company Forecasts were prepared for internal use and are subjective in many respects. As a result, these Company Forecasts are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Although the Company believes its assumptions to be reasonable, all financial projections and forecasts are inherently uncertain, and the Company expects that differences will exist between actual and projected results. Although presented with numerical specificity, the Company Forecasts reflect numerous variables, estimates, and assumptions made by Company management at the time they were prepared, and also reflect general business, economic, regulatory, market, and financial conditions and other matters, all of which are difficult to predict and many of which are beyond the Company’s control. In addition, the Company Forecasts cover multiple years, and this information by its nature becomes subject to greater uncertainty with each successive year.
Further, the Company Forecasts are forward-looking statements. Important factors that may affect actual results and cause these Company Forecasts to not be achieved include, but are not limited to, risks and uncertainties relating to the Company’s business, industry performance, the regulatory environment, general business and economic conditions and other factors described or referenced under the section entitled “Cautionary Statements Concerning Forward-Looking Statements” in this document and under the caption “Risk Factors” in the most recent quarterly report on Form 10-Q and in other filings with the SEC of the Company. In addition, the Company Forecasts also reflect numerous variables, estimates, and assumptions that are subject to change and do not reflect revised prospects for the Company’s business, changes in general business or economic conditions or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the Company Forecasts were prepared. Accordingly, there can be no assurance that these Company Forecasts will be realized or that the Company’s future financial results will not materially vary from these Company Forecasts. None of the Company, PerkinElmer or their respective affiliates, officers, directors, financial advisers or other representatives gives any shareholder of the Company, PerkinElmer or any other person any assurance that actual results will not differ materially from the Company Forecasts set forth below, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions, estimates or other information underlying the projections are shown to be in error.
In addition, the Company Forecasts were generated solely for internal use and not prepared with a view toward public disclosure or toward complying with United States generally accepted accounting principles (referred to as GAAP), the published guidelines of the SEC regarding projections and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Further, such financial measures used in the Company Forecasts were relied upon by Perella Weinberg for purposes of its opinion and by the Company Board in connection with its consideration of the Acquisition and the Scheme. Such financial measures were provided to a financial adviser for the purpose of rendering an opinion that is materially related to the business combination transaction, and therefore are excluded from the definition of non-GAAP financial measures, and as a result, a reconciliation of a non-GAAP financial measure to a GAAP financial measure is not required. Neither the Company’s independent public accounting firm, nor PerkinElmer’s independent accounting firm, nor any other independent accountants, has compiled, examined or performed any procedures with respect to the Company Forecasts contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Company Forecasts.
The amounts presented in the table below represent a forecast for operating results, do not include any acquisition-related expenses and required the input of highly subjective assumptions about the Company’s business that may not occur, and changes in the assumptions could materially affect the forecast presented below.

The Company Forecasts are summarised below:
(US$ in millions)	Years Ended December 31,
	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Revenue	$59	$87	$101	$119	$137	$156	$173	$189	$202	$213	$219
Gross Profit	$44	$66	$77	$91	$108	$122	$136	$149	$159	$167	$172
Stock Based Compensation	4	5	5	5	6	6	7	8	8	9	9
Adjusted EBITDA (Post-SBC)(1)(2)	$(16)	$(6)	$1	$11	$24	$32	$40	$50	$59	$68	$77
Adjusted EBIT(1)(3)	$(18)	$(9)	$(3)	$7	$20	$28	$36	$45	$54	$63	$72
Net Operating Profit After Tax(4)	$(18)	$(9)	$(3)	$6	$16	$22	$29	$36	$43	$51	$57
Depreciation and Amortization	2	3	3	3	4	4	4	5	5	5	5
Capital Expenditures	$(5)	$(3)	$(3)	$(3)	$(3)	$(4)	$(4)	$(5)	$(5)	$(5)	$(5)
Change in Working Capital	—	—	—	—	—	—	—	—	—	—	—
Unlevered Free Cash Flows(5)	$(20)	$(9)	$(3)	$6	$17	$23	$29	$36	$43	$51	$57
(1)
Adjusted EBIT and Adjusted EBITDA are non-GAAP financial measures. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. Additionally, non-GAAP financial measures as presented in this document may not be comparable to similarly titled measures reported by other companies.

(2)
Adjusted EBITDA (Post-SBC) means the Company’s earnings before interest, taxes, depreciation and amortization, adjusted for the impact of earnings or charges resulting from matters that the Company considers not to be indicative of its ongoing operations, and further adjusted to include stock based compensation.

(3)
Adjusted EBIT means the Company’s earnings before interest and taxes, adjusted for the impact of earnings or charges resulting from matters that the Company considers not to be indicative of its ongoing operations.

(4)	Calculated by Perella Weinberg, based on information provided by Company management, as Adjusted EBIT, minus taxes, based on an assumed tax rate of 20%.
(5)
Calculated by Perella Weinberg, based on information provided by Company management, as net operating profit after tax, plus depreciation and amortization, minus capital expenditures, minus change in working capital. Stock based compensation expense is treated as a cash expense.

In light of the foregoing, Company Shareholders are cautioned not to place undue reliance, if any, on the Company Forecasts.
5.	Reasons for the Company Board recommendation
In evaluating the Implementation Agreement and the Acquisition, the Company Board consulted with senior management of the Company, representatives of Perella Weinberg and the Company’s solicitors, Covington & Burling LLP. In the course of making the determination that the Acquisition is fair and reasonable, that proceeding with the Acquisition is likely to promote the success of the Company for the benefit of the Company Shareholders taken as a whole and to recommend that Company Scheme Shareholders vote in favour of the Scheme Resolution at the Court Meeting and Company Shareholders vote in favour of the GM Resolution at the General Meeting, the Company Board considered numerous reasons, including the following material considerations:
(i)
Acquisition Price; Premium to the Trading Price of Company Shares. The Consideration, payable in cash, represents a substantial premium of approximately: (i) 28.3 per cent. to the closing stock price per Company Share of US$17.15 on 5 January 2021 (being the last practicable date prior to the date of the Announcement); and (ii) 53.5 per cent. to the 90 trading day volume-weighted average price per Company Share of US$14.34 for the period from 8 October 2020 to 5 January 2021 (being the last practicable date prior to the date of the Announcement) and the Company Directors consider the terms of the Acquisition to be a fair reflection of the value of the Company’s business.

(ii)
Cash Consideration; Certainty of Value. The Company Board considered the fact that the form of consideration payable to Company Shareholders and Company Scheme Shareholders will be cash, which will provide Company Shareholders and Company Scheme Shareholders with certainty of value and immediate liquidity, while reducing the risks associated with the development, regulatory approval and commercialisation of the Company’s products, as well as the market and long-term business risks related to the Company’s future growth prospects, including those risks described herein and those set forth in the Company’s Form 10-K for the year ended 31 December 2019. These risks include risks related to potential delays or difficulties in the further commercialisation of the

Company’s T-SPOT.TB product (both in the U.S. and abroad), and risks related to the Company’s ability to successfully develop, obtain clearance or approval for and commercialize new products.
(iv)	No Financing Condition. The Company Board considered the fact that the Acquisition is not subject to a financing condition.
(v)
Negotiation process. The Company Board considered the fact that the terms of the Acquisition were the result of robust negotiations conducted by the Company with the knowledge and at the direction of the Company Board and with the assistance of independent financial advisors and legal advisors. The Company Board also considered the enhancements that the Company and its advisors were able to obtain as a result of robust negotiations with PerkinElmer.

(vi)
Speed and Likelihood of completion. The Company Board considered that the potential for closing in a relatively short timeframe could reduce the amount of time in which the Company’s business would be subject to potential disruption and uncertainty pending closing. The Company Board also considered the likelihood that the Acquisition would be completed based on, among other things (not in any relative order of importance):

•	the fact that there are not expected to be significant antitrust or other regulatory impediments;
•	the fact that PerkinElmer is an established company with sufficient capital to ensure that Bidco can timely consummate the Acquisition;
•
the business reputation, capabilities and financial condition of PerkinElmer and the Company Board’s perception that PerkinElmer is willing and able to devote the resources necessary to complete the Acquisition in an expeditious manner; and

•	the availability of the remedy of specific performance to the Company under the Implementation Agreement, in the event of breaches by PerkinElmer or Bidco.
(vii)	Terms of the Implementation Agreement. The Company Board considered the terms and conditions of the Implementation Agreement, including:
•
the right of the Company, under certain circumstances and subject to certain conditions, to furnish non-public information to, and to participate in discussions with, third parties in response to certain proposals relating to alternative acquisition transactions;

•
the right of the Company Board, under certain circumstances and subject to certain conditions, to withdraw or modify its recommendation in favour of the Acquisition, or to terminate the Implementation Agreement, if the Company Board determines, in good faith, after consultation with its financial adviser and outside legal counsel, that: (i) the Company has received an alternative acquisition proposal that constitutes a Superior Proposal (as defined in the Implementation Agreement); or (ii) a material intervening event or circumstance has occurred and a failure by the Company Board to withdraw or modify its recommendation in favour of the Acquisition would reasonably be expected to result in a breach of the Company Board’s fiduciary duties or would reasonably be expect to violate their obligations under the Companies Act 2006; and

•
the conditions to the completion of the Acquisition, including that the completion of the Acquisition is conditioned upon a vote of at least 75 percent in value and a majority in number of Company Scheme Shareholders at the Court Meeting, which vote would demonstrate strong support by Company Scheme Shareholders for the Acquisition, and shareholders are permitted to approve or reject the Scheme and the Acquisition.

(viii)	Irrevocable Undertakings. The Company Board also considered the Irrevocable Undertakings PerkinElmer received from:
•
each of the Company Directors who currently holds Company Shares as well as awards over Company Shares, in respect of their entire beneficial holdings (and (to the extent relevant) the outstanding beneficial holdings of such person’s spouse, civil partner, de facto partner, or similarly-related person) of (i) Company Shares amounting to, in aggregate, 339,771 Company Shares representing approximately 1.3 per cent. of the issued ordinary share capital of the Company as at the Latest Practicable Date and (ii) any further Company Shares he or she may acquire on the exercise of the awards over the Company Shares he or she holds pursuant to the Company Share Plans amounting to, in aggregate, 882,059 Company Shares.

•
each of the Company Directors and certain named executive officers who do not currently hold any Company Shares, in respect of any Company Shares he or she may acquire on the exercise of any awards over the Company Shares he or she holds pursuant to the Company Share Plans as well as any other Company Shares they may acquire, amounting to (if exercised in full), in aggregate, 579,694 Company Shares, representing approximately 2.3 per cent. of the issued share capital of the Company as at the Latest Practicable Date.

Pursuant to the Irrevocable Undertakings, each of the Company Directors and named executive officers of the Company who hold Company Shares or awards in respect of Company Shares pursuant to the Company Share Plans have agreed to vote, or to procure a vote, in favour of the Scheme Resolution at the Court Meeting and the GM Resolution at the General Meeting in respect of their entire beneficial holdings of Company Shares, demonstrating substantial support for the Acquisition from Company Directors and Company executive officers.
(ix)
Opinion of Perella Weinberg and Related Analysis. The Company Board has received the opinion of Perella Weinberg Partners LP, dated 6 January 2021, to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations set forth in the opinion, the Consideration of US $22.00 per share in cash to be received by holders of Company Shares in the Acquisition pursuant to the Implementation Agreement was fair, from a financial point of view, to such holders as more fully described above in the section entitled “Opinion of the Company’s Financial Adviser and Certain Financial Forecasts prepared by Company management” in paragraph 4 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC). The written opinion delivered by Perella Weinberg Partners LP is attached to this document as Annex B.

In reaching its determinations and its recommendations that Company Shareholders vote in favour of the Acquisition, the Company Board contemplated the following potentially negative and/or restrictive considerations:
(x)
No Participation in the Company’s Future Growth or Earnings. The Company Board considered that if the Acquisition is completed, Company Shareholders will receive the Consideration in cash and will no longer have the opportunity to participate in any future earnings or growth of the Company or the combined company or benefit from any potential future appreciation in the values of the Company Shares, including any value that could be achieved if the Company engages in future strategic or other transactions.

(xi)
Non-solicitation Covenant. The Company Board considered that the Implementation Agreement imposes restrictions on the Company’s solicitation of acquisition proposals from third parties and requires the Company to provide PerkinElmer with an opportunity to propose adjustments to the Implementation Agreement and negotiate with PerkinElmer in good faith with respect thereto prior to the Company being able to terminate the Implementation Agreement and accept a Superior Proposal (as defined in the Implementation Agreement), each of which could have the effect of discouraging third party offers for the Company. The Company Board also considered that a Superior Proposal (as defined in the Implementation Agreement) must be a takeover offer or similar transaction involving the Company or a proposal to acquire 75% or more of: (i) the Company Shares; or (ii) the Company’s total consolidated assets (including share capital of the Company’s subsidiaries), which offer or proposal: (i) the Company Board has determined, in good faith, after consultation with its financial adviser, would result in an acquisition that is more favourable to the Company Shareholders including a price per Company Share payable in cash that is more than 5% above the Consideration, taking into account all terms and conditions as the Company Board considers to be appropriate; and (ii) after consultation with its outside counsel and financial adviser, the Company Board reasonably believes in good faith is reasonably likely to be completed, taking into account all factors as the Company Board reasonably considers to be appropriate. No such offer or proposal shall be eligible to be determined to be a Superior Proposal (as defined in the Implementation Agreement) if any financing required to consummate such offer or proposal is not fully committed;
(xii)
Risks the Acquisition May Not be Completed. Although the Company expects that the Acquisition will be completed, there can be no assurance that all conditions to the parties’ obligations will be satisfied. The Company Board considered the risks that conditions to the parties’ obligations to complete the Acquisition may not be satisfied, which may occur where: (i) warranties given by the Company to PerkinElmer and Bidco in the Implementation Agreement were not true and correct (certain warranties subject to materiality qualifier) (ii) an event or circumstance occurs that results in, or would reasonably be expected to result in, a Company Material Adverse Effect (as defined in the Implementation Agreement) or (iii) the Company’s shareholders so not provide the requisite approvals for the Scheme and the Acquisition. Further, the Acquisition may not otherwise be completed despite the parties’ efforts. The Company Board also considered the potential resulting disruptions to the Company’s business in the event the Acquisition is not completed, including the diversion of management and employee attention and employee attrition.

(xiii)
Compensatory Fee. If the Acquisition is not consummated, the Company may be required under certain circumstances to pay PerkinElmer a compensatory fee of $5,900,000 in connection with the termination of the Implementation Agreement.

(xiv)
Transaction Costs. Significant costs have been incurred in connection with negotiating and entering into the Implementation Agreement and will continue to be incurred in connection with completing the Acquisition and substantial time and effort of management will be required, potentially resulting in disruptions to the operation of the Company’s business.

(xv)
Interim operating covenant. The Implementation Agreement requires the Company to conduct its business in the ordinary course and to use reasonable endeavours to preserve its assets and business. The Company is prohibited from taking certain actions without PerkinElmer's consent or as otherwise required. The Company Board considered that such restrictions may delay or prevent the Company from pursuing business strategies or opportunities that may arise pending completion of the Acquisition.

(xvi)	Risk of Litigation. There is a risk of litigation arising in respect of the Implementation Agreement and the Acquisition.
(xvii)
Potential Conflicts of Interest. The Company Board considered the potential conflict of interest created by the fact that the Company’s executive officers and the Company Directors have financial interests in the transactions contemplated by the Implementation Agreement, which may be different from or in addition to those of other shareholders, as more fully described in the section entitled “Interests of the Company’s Non-Employee Directors and Executive Officers” in paragraph 2 of Part V (Additional Information).

The foregoing discussion of the reasons considered by the Company Board is not intended to be exhaustive, but rather includes the principal reasons considered by the Company Board. The Company Board also considered the interests of wider stakeholders in reaching its decision. The Company Board collectively reached the conclusion to approve the Implementation Agreement, the Acquisition and the other transactions contemplated by the Implementation Agreement in light of the various reasons described above and other reasons that the members of the Company Board believed were appropriate. The Company Board did not assign relative weights to the foregoing reasons or otherwise determine that any one reason was of greater or lesser importance. Rather, the Company Board viewed its positions and recommendation as being based on the totality of information presented to, and considered by, the Company Board, including its consultation with the Company’s financial advisor, Perella Weinberg. In considering the reasons discussed above, individual directors may have given different weights to different reasons.

6.	Financing
The entirety of the Consideration payable to Company Scheme Shareholders and any amount payable to any participant in the Company Share Plans (as further described in paragraph 7 of this Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document) will be satisfied in cash. PerkinElmer intends to finance the Consideration payable by Bidco to Company Scheme Shareholders through existing cash resources available to the PerkinElmer Group.
7.	Company Share Plans
Participants in the Company Share Plans will be contacted separately regarding the effect of the Acquisition on their rights under these schemes and appropriate proposals will be made and communicated directly to such participants as soon as reasonably practicable after this document has been published but before the sanction of the Scheme by the Court. It is intended, and has been agreed between the Company and PerkinElmer under the terms of the Implementation Agreement, that, prior to the Effective Date (except as otherwise agreed between the Company and PerkinElmer, and subject to the terms of the Company Share Plans) the vesting of any restricted share units and options granted pursuant to the Company Share Plans which are unvested (other than certain tax approved options granted to officers or directors) will be accelerated to full vesting. On or around the Effective Date, (i) certain vested awards may be exercised (where applicable) and will be share settled and to the extent that the Company Shares issued on exercise or other settlement constitute Company Scheme Shares, PerkinElmer will procure the payment of Consideration to the relevant Company Scheme Shareholder (including, if necessary or desirable, by way of procuring that such payment is made as soon as reasonably practicable through payroll) and (ii) all other vested awards may be exercised (where applicable) and will be cash settled (on the basis of the aggregate Consideration that would be payable for the Company Shares which are the subject of that award) and the Bidder will procure that the payment of the consideration due to relevant award holders will be made as soon as reasonably practicable through payroll (or, if it is not practicable to make such payment through payroll, by cheque), in accordance with the applicable Company Share Plan rules and the Implementation Agreement. In the case of rights which are to be share settled and which are exercised or settled in accordance with their terms but too late for the resulting Company Shares to qualify as Company Scheme Shares, the Company Shares issued or transferred in satisfaction will be immediately transferred to Bidco under the Company’s amended articles of association for a payment equal to the Consideration that would have been paid under the Scheme had the Company Shares been Company Scheme Shares. In each case, any applicable exercise price, and any applicable tax, national insurance contributions (including, to the extent possible under applicable Law and relevant contractual arrangements, any applicable employer’s national insurance contributions) and/or social security contributions, will be deducted from the above mentioned payments. If the aggregate exercise or purchase price or base value of an award is equal to or greater than the aggregate Consideration that would be payable for the Company Shares which are the subject of that award, that award may be cancelled for no payment in accordance with the terms of the applicable Company Share Plan rules. For further information on the settlement of awards please see paragraph 12 of Part II (Explanatory Statement).
8.	The Scheme and the Company Shareholder Meetings
It is intended that the Acquisition will be implemented by way of a Court-sanctioned scheme of arrangement between the Company and the Company Scheme Shareholders, made under Part 26 of the Companies Act 2006 (although PerkinElmer reserves the right to elect to implement the Acquisition by way of an Offer as an alternative to the Scheme with the prior written consent of the Company or if one of the other circumstances provided for in the Implementation Agreement applies). The procedure involves, amongst other things, an application by the Company to the Court to sanction the Scheme, and, upon the Scheme becoming Effective, the Company Scheme Shares will be transferred to Bidco and/or its nominee (including the DR Nominee) in consideration for which the Company Scheme Shareholders on the register of members of the Company at the Scheme Record Time transferring the Company Scheme Shares to Bidco and/or its nominee will receive the Consideration. The purpose of the Scheme is to provide for Bidco to become the owner of the entire issued share capital of the Company.
The Scheme will only become Effective if, amongst other things, the following events occur on or before the Long Stop Date:
(i)	the Scheme Resolution having been approved at the Court Meeting by a majority in number of those Company Scheme Shareholders who are on the register of members of the Company at the Scheme

Voting Record Time, representing not less than 75 per cent. in value of the Company Scheme Shares held by those Company Scheme Shareholders, in each case present, entitled to vote and voting, in person or by proxy;
(ii)	the GM Resolution having been approved by Company Shareholders representing at least 75 per cent. of the votes cast, either remotely or by proxy, at the General Meeting;
(iii)	the Scheme having been sanctioned by the Court with or without modification (but subject to any such modification being acceptable to the Company and Bidco);
(iv)	a copy of the Court Order having been delivered to the Registrar of Companies; and
(v)
all other Conditions (as set out in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document) to the Acquisition are either fulfilled or (if capable of waiver) waived.

The Court Meeting and the General Meeting are scheduled to be held on [   ] 2021.
Upon the Scheme becoming Effective it will be binding on all Company Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting or the General Meeting (and if they attended and voted, whether or not they voted in favour of the Resolutions at such Company Shareholder Meetings).
Share certificates in respect of Company Scheme Shares will cease to be valid from the Effective Date.
Following receipt of the Consideration to which a Company Scheme Shareholder is entitled under the terms of the Scheme, Company Scheme Shareholders will be bound by the request of the Company to deliver share certificates in respect of the Company Scheme Shares to the Company, or as it may direct, to destroy the same.
It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of opinion of the Company Scheme Shareholders. Therefore, whether or not you intend to remotely attend and/or vote at the Company Shareholder Meetings, you are strongly urged to complete, sign and return by mail both Forms of Proxy accompanying this document, or appoint a proxy via the internet at www.proxyvote.com or by telephone on +1 1-800-690-6903 as soon as possible.
If the Scheme does not become Effective by the Long Stop Date, it will lapse and the Acquisition will not proceed (unless extended with the agreement of Bidco, PerkinElmer and the Company and, if required, the approval of the Court).
The Scheme will be governed by English law and will be subject to the jurisdiction of the courts of England and Wales. The Scheme is not subject to U.S. law.
Further details of the Scheme and the Company Shareholder Meetings are set out in paragraph 8 of Part II (Explanatory Statement) of this document.
9.	Delisting, deregistration and re-registration
Prior to the Scheme becoming Effective, a request will be made by the Company to Nasdaq to suspend trading of, and de-list, the Company Shares on Nasdaq, to take effect on, or shortly after, the Effective Date. Subsequently, the Company Shares will be deregistered under the U.S. Exchange Act.
On the Effective Date, the Company will become a subsidiary of Bidco and/or its nominee and it is intended that the Company will be re-registered as a private limited company under the relevant provisions of the Companies Act 2006 as soon as reasonably practicable after the Effective Date.
10.	The Takeover Code
The Takeover Code does not apply to this Acquisition. Accordingly, Company Shareholders do not have the benefit of the protections afforded by the Takeover Code in connection with the Acquisition.
11.	United Kingdom and United States taxation
A summary of certain United Kingdom and United States federal income taxation consequences of the implementation of the Scheme for certain Company Shareholders is set out in paragraph 4 of Part V (Additional Information) of this document.

That summary does not constitute tax advice and does not purport to be a full analysis of all potential United Kingdom and United States tax consequences of the Acquisition. Company Shareholders who are in any doubt about their taxation position, or who are subject to taxation in a jurisdiction outside of the United Kingdom and the United States, are strongly advised to contact an appropriate independent professional adviser immediately.
12.	Overseas Shareholders
Overseas Shareholders should refer to paragraph 15 of Part II (Explanatory Statement) of this document for further details.
13.	Actions to be taken by Company Shareholders
Your attention is drawn to paragraph 17 of Part II (Explanatory Statement) of this document, which explains the actions you should take in relation to the Acquisition and the Scheme.
14.	Background to the Recommendation
The Company Board, together with members of the Company’s management team, periodically evaluates its strategy, opportunities and performance risks, as well as industry trends and the competitive landscape. The Company Board and management also from time to time review and evaluate various strategic alternatives and relationships as part of the Company’s ongoing efforts to strengthen its businesses for the benefit of its shareholders and other stakeholders, taking into account economic, regulatory, competitive and other conditions.
In 2018, the Company sold its U.S. laboratory services business to Quest Diagnostics Inc. The Company engaged Perella Weinberg UK Limited (successor to Perella Weinberg Partners UK LLP), an affiliate of Perella Weinberg Partners LP, collectively referred to herein as Perella Weinberg, to serve as its financial advisor in connection with such sale.
In addition to these ongoing strategic reviews, during 2019 and 2020, as further described below, the Company engaged in discussions with a number of companies that expressed an interest in potentially merging with or acquiring the Company. Perella Weinberg assisted the Company in its review of certain of these opportunities, as described below, and discussed with the Company Board a range of other strategic alternatives available to the Company. As further described below, none of these discussions regarding potential business combination transactions with other interested parties resulted in proposed consideration value at or greater than the Consideration payable to Company Shareholders in the Acquisition by PerkinElmer.
In June 2019, Dr. Wrighton-Smith and the Chief Executive Officer of Party A had preliminary discussions regarding a potential transaction between Party A and the Company, under a pre-existing non-disclosure agreement between the Company and Party A.
On 27 July 2019, Company management received an initial non-binding expression of interest from Party A regarding a potential stock-for-stock merger of equals transaction. Management of the two companies met in August 2019 and the Company Board held a telephonic meeting on 9 September 2019, which was attended by representatives of Perella Weinberg, to discuss Party A’s proposal. During the meeting, representatives of Perella Weinberg discussed with the Company Board preliminary financial information regarding the proposal from Party A, which did not reflect a premium to the market price of the Company’s shares, and other parties that might be interested in entering into a similar acquisition transaction with the Company.
In connection with industry conferences, Dr. Wrighton-Smith and senior management of Party B had met on a number of occasions to discuss their respective businesses. On 10 September 2020, the Chief Executive Officer of Party B informed Dr. Wrighton-Smith that Party B would be making an offer to acquire the Company, and on 11 September 2019, the Company received a non-binding proposal from Party B outlining the terms of an acquisition of the Company at a price of $17.00 per share in cash, subject to satisfactory completion of due diligence and negotiation of definitive documentation.
On 13 September 2019, at a special meeting of the Company Board convened by telephone, representatives of Perella Weinberg discussed with the Company Board market perspectives on the Company and a general overview of process considerations relating to third party expressions of interest in a strategic transaction with the Company. Representatives of Perella Weinberg also reviewed with the Company Board the financial terms regarding the proposal received from Party B, and discussed with the Company Board which other parties might be interested in acquiring the Company. The Company Board authorised Company management and representatives of Perella Weinberg to contact, in addition to Party A and Party B, six other public companies in the medical device industry, including Party C, Party D and Party E, to better understand their desire to engage in a potential acquisition of the Company.
During the week of 16 September 2019, representatives of Perella Weinberg, at the direction of the Company Board, reached out to representatives of each of the eight parties to invite them to submit proposals for an acquisition of the Company. At the direction of the Company Board, representatives of Perella Weinberg requested that interested parties submit initial proposals to acquire the Company during the week of 21 October 2019, after which the Company would provide data room access to parties with competitive bids and would request final proposals to follow after diligence.
The Company entered into a non-disclosure agreement with Party B in late September 2019, followed by non-disclosure agreements with each of Party C, Party D and Party E in early October 2019. These non-disclosure agreements, and the other non-disclosure agreements described in this section other than the agreement with Party A (which preceded these discussions), included customary standstill provisions. Each of these standstill provisions have expired or automatically terminated upon the Announcement of the Acquisition pursuant to customary standstill fall-away provisions. The other three parties that Perella Weinberg reached out to did not express interest in submitting a proposal for an acquisition of the Company, and therefore did not enter into non-disclosure agreements with the Company.
In late September 2019 and October 2019, Company management met separately with the managements of Party A, Party B, Party C, Party D and Party E as they reviewed information regarding the Company’s business and operations and discussed the ongoing status of each counterparty’s interest in a potential transaction with the Company.
On 24 and 25 October 2019, Party A, Party B, Party C, Party D and Party E separately submitted to Perella Weinberg non-binding expressions of interest outlining proposed terms for a potential acquisition of the Company. Party A proposed a stock-for-stock merger of equals, Party B proposed $18.00 per share in cash, Party C proposed a range (subject to diligence) between $18.50 and $20.00 per share in cash, Party D proposed a range (subject to diligence) between $16.50 and $17.50 per share in cash and Party E proposed $20.00 per share in cash.
On 26 October 2019, the Company Board held a special meeting by telephone, at which representatives of the Company’s legal counsel, Covington and Burling LLP, referred to herein as Covington, and Perella Weinberg were in attendance, to review each proposal. Representatives of Covington reviewed with the Company Board its fiduciary duties and representatives of Perella Weinberg discussed with the Company Board the proposals received from all five parties: a proposed merger of equals with no premium from Party A, $18.00 per share from Party B, and between $16.50 per share and $20.00 per share from Party C, Party D and Party E. Representatives of Perella Weinberg also reviewed with the Company Board certain preliminary financial information regarding the indications of interest. The Company Board directed representatives of Perella Weinberg to inform Party A that its bid was not competitive and to continue engaging with each of the other four parties.
Throughout November 2019, the Company provided Party B, Party C, Party D and Party E with access to information in a limited electronic data room and the parties conducted due diligence. Party C, Party D and Party E did not submit revised proposals after the diligence review and did not wish to engage in a transaction with the Company, although Party C subsequently expressed an interest in staying in touch with the Company.
On 3 December 2019, Party B submitted a revised indication of interest for a transaction, offering $20.00 per share, which was increased from its prior offers of $17.00 per share on 11 September 2019 and $18.00 per share on 24 October 2019.
The following day, the Company Board held another special meeting by telephone to discuss Party B’s revised offer. Representatives of Perella Weinberg reviewed with the Company Board preliminary financial information regarding the Company on a standalone basis and the latest offer from Party B.

During December 2019 and January 2020, the Company and Party B, and their respective legal advisors, discussed and negotiated certain terms for the proposed acquisition. In connection with those discussions, in early January 2020, Party B informed the Company that the Company would need to receive re-registration for T-SPOT.TB from the National Medical Products Administration of China before Party B would proceed with an acquisition.
On 12 January 2020, the Company Board held a special meeting by telephone, which was attended by representatives of Covington and Perella Weinberg, to discuss Party B’s proposal and the transaction documentation to be entered into if the re-registration from the National Medical Products Administration of China were received. The Board discussed the material terms of the transaction, approved the form of transaction documentation, and determined, in principle, to move forward with the transaction with Party B, subject to receiving the necessary re-registration from the National Medical Products Administration of China and an opinion from Perella Weinberg with respect to the fairness, from a financial point of view, of the consideration proposed to be received by holders of Company Shares in such transaction.
On 11 March 2020, the World Health Organization declared COVID-19 to be a pandemic. On 13 April 2020, the Company obtained re-registration for T-SPOT.TB from the National Medical Products Administration of China. However, on 15 April 2020, Party B informed representatives of Perella Weinberg that it was no longer willing to pursue a transaction with the Company given the uncertainty around the COVID-19 pandemic. Party B expressed interest in potentially pursuing a transaction with the Company in the future.
In April and May 2020, the Company entered into non-disclosure agreements (which included customary standstills consistent with those described above) and engaged in discussions with these two private equity firms regarding a potential transaction, resulting in a non-binding proposal on 28 May 2020 from one of the parties, Party F, to acquire the Company for a range (subject to diligence) of $14.00 to $14.50 per share in cash. The other private equity firm did not submit any acquisition proposal.
Following October 2019, Company management maintained contact with Party A, and on 12 June 2020, Party A sent a proposal to the Company for an acquisition of the Company at $16.00 per share in a combination of cash and stock.
The Company Board met telephonically on 14 June 2020 with representatives of Perella Weinberg to discuss the recent proposals from Party F and Party A and certain preliminary financial information prepared by Perella Weinberg. At the meeting, the Company Board determined not to move forward with either proposed transaction based on the offer prices and requested that representatives of Perella Weinberg convey that to Party F and Party A.
Having maintained contact with each of Party B and Party C, on 22 June 2020, the Company provided certain updated financial information to Party B and Party C, and, on 7 July 2020 the Company participated in a follow-up diligence call with Party C. Around this time, at the direction of Company management, representatives of Perella Weinberg also reached out to Party B to see if it would like to participate on a call with Company management, which it declined. Neither Party B nor Party C indicated an interest in entering into a transaction with the Company.
On 13 July 2020, Dr. Wrighton-Smith participated on an introductory call with representatives of Party G, a pharmaceutical company, at their request. On 9 August 2020, Party G informed representatives of Perella Weinberg that it would not be pursuing a transaction with the Company.
On 13 November 2020, Prahlad Singh, the President and Chief Executive Officer of PerkinElmer contacted Dr. Wrighton-Smith to notify him that PerkinElmer planned to make an offer to acquire the Company.
On 13 November 2020, PerkinElmer sent to the Company a non-binding indication of interest to acquire the Company at $17.00 per share in cash, which Dr. Wrighton-Smith shared with the Company Board. The Company Board discussed its initial impression that the offer price of $17.00 per share was below the stand-alone value of the business, based, among other things, on the offers previously received from other parties and described above and prior discussions with representatives of Perella Weinberg, and authorised Dr. Wrighton-Smith to reject the offer or to explore whether a higher offer price could be obtained.
On 16 November 2020, Dr. Wrighton-Smith conveyed to Mr. Singh, at the direction of the Company Board, that receiving the Company Board’s support for an acquisition by PerkinElmer would require a higher offer price.

Dr. Wrighton-Smith and Mr. Singh also spoke telephonically on 18 November 2020 and 20 November 2020. During these calls, Mr. Singh indicated that PerkinElmer was potentially interested in raising its offer to acquire the Company to a price of $20.00 per share.
On 24 November 2020, the Company Board held a meeting by telephone, at which representatives of Perella Weinberg were in attendance. During the meeting, representatives of Perella Weinberg discussed with the Company Board certain preliminary financial information regarding a potential acquisition of the Company at various prices and the Company on a standalone basis. The Company Board authorised Company management to convey that the Company Board’s support for a transaction with PerkinElmer would require an offer price higher than $20.00 per share and to continue engaging with PerkinElmer to see if it would provide a formal indication of interest for an offer price exceeding $20.00 per share.
PerkinElmer and the Company entered into a non-disclosure agreement on 23 November 2020 (including a customary standstill consistent with those described above), and PerkinElmer participated on a management presentation call with Company management on 30 November 2020.
On 3 December 2020, PerkinElmer provided a non-binding indication of interest to the Company for cash consideration of $22.00 per share, subject to satisfactory completion of due diligence and negotiation of transaction documentation, and Company management provided PerkinElmer with access to a limited electronic data room to begin in-depth due diligence.
Throughout December 2020, PerkinElmer performed due diligence on the Company, including reviewing materials made available in the Company’s electronic data room and holding telephonic meetings with members of Company management.
On 15 December 2020, representatives of PerkinElmer’s legal counsel, Wilmer Cutler Pickering Hale and Dorr LLP, referred to herein as WilmerHale, and Hogan Lovells International LLP, referred to herein as Hogan, sent an initial draft Implementation Agreement to representatives of Covington.
Between 15 December 2020 and 7 January 2021, WilmerHale and Hogan, on behalf of PerkinElmer, and Covington, on behalf of the Company, engaged in a number of discussions regarding the legal terms of a proposed transaction, and exchanged drafts of the deal documentation, including the Implementation Agreement and the schedules thereto, as well as the form of Irrevocable Undertaking to be entered into by directors and executive officers. Key items in the initial Implementation Agreement that were negotiated during this period were (i) representations and warranties and business conduct obligations of the Company, (ii) the definition of a Company Material Adverse Event and what would constitute ordinary course of business as it related to the representations, warranties and covenants of the Company, (iii) no solicitation covenants of the Company and a requirement that the Company Board could not determine that an alternative acquisition proposal constituted a “superior proposal” unless, among other things, it provided for cash consideration of at least 10% higher than that provided in the Implementation Agreement, and (iv) payment by the Company to PerkinElmer of a compensatory payment (also known as a termination fee) of 1% of the equity value of the Acquisition under certain circumstances.
On 17 December 2020, the Company entered into an engagement letter with Perella Weinberg UK Limited to formalize its retention as the Company’s financial advisor in connection with a potential transaction with PerkinElmer.
Between 21 December 2020 and 30 December 2020, representatives of Covington, WilmerHale and Hogan continued to exchange drafts of the Implementation Agreement, and had telephone conversations regarding various outstanding issues in the Implementation Agreement, including discussions with representatives of each of PerkinElmer and the Company with respect to certain provisions in the Implementation Agreement, including regarding deal protection, covenants and representations and warranties. Perella Weinberg also provided to the Company Board certain written disclosures regarding its relationships with PerkinElmer.
On 31 December 2020, the Company Board convened a special meeting by telephone that was attended by Ms. Kidd as well as representatives of Covington and Perella Weinberg, to consider the revised offer. During the meeting, the Company Board discussed the status of negotiations for the potential transaction and its strategic rationale. Representatives of Covington reviewed the fiduciary duties of the Company Board applicable to a sale of the Company and discussed material terms in the Implementation Agreement that remained under negotiation, including certain representations, warranties and covenants, the definitions of Company Material

Adverse Event and superior proposal, and termination rights and termination fee triggers. The Company Board discussed the deal protection provisions and other open issues in the draft Implementation Agreement and determined that the threshold by which an alternative acquisition proposal must exceed the cash consideration reflected in the Implementation Agreement to constitute a superior proposal threshold should be lower than 10%. The Company Board authorised Company management to proceed with negotiations on that basis, and to attempt to resolve the remaining open issues to see whether the parties could agree upon definitive documentation. Representatives of Perella Weinberg also discussed with the Company Board certain preliminary financial analyses regarding the $22.00 offer price proposed by PerkinElmer as an update to the discussion of financial terms held at the 24 November 2020 meeting of the Company Board.
Later that day, representatives of WilmerHale and Hogan sent a revised draft Implementation Agreement to Covington.
Between 2 January 2021 and 6 January 2021, the Company and PerkinElmer, and their respective legal counsel, continued to negotiate and discuss the Implementation Agreement and related transaction documents, including the deal protection provisions, termination rights and termination fee triggers and a 5% threshold for an alternative proposal to be considered a superior proposal.
On 6 January 2021, the Company Board held a special meeting by telephone to consider PerkinElmer’s proposal and the transaction documentation, which was attended by Ms. Kidd, representatives of Covington, and representatives of Perella Weinberg. Representatives of Covington reviewed with the Company Board their fiduciary duties and provided an update on key legal terms in the revised draft of the Implementation Agreement. Representatives of Perella Weinberg reviewed with the Company Board Perella Weinberg Partners LP’s financial analysis of the proposed consideration of $22.00 per share in cash, and rendered an oral opinion, subsequently confirmed in writing by Perella Weinberg Partners LP, to the Company Board that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the consideration of $22.00 per share in cash to be received by the holders of Company Shares in the Acquisition was fair, from a financial point of view, to such holders. For a detailed discussion of Perella Weinberg’s opinion, please see the section entitled “Opinion of the Company’s Financial Adviser and Certain Financial Forecasts prepared by Company management” in paragraph 4 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC). The written opinion delivered by Perella Weinberg is attached to this document as Annex B.
Following additional discussion and consideration of the Implementation Agreement and the Acquisition, including a discussion of the comparative value that the Company Shareholders might realise from the Company continuing as a stand-alone business, the Company Board unanimously (i) determined that the terms of the Acquisition, including the terms of the Implementation Agreement, are fair and reasonable and that proceeding with the Acquisition is likely to promote the success of the Company for the benefit of its shareholders, having had regard to the interests of other stakeholders, and (ii) resolved to recommend that the Company’s shareholders vote in favour of the resolutions relating to the Acquisition at the Meetings.
On 7 January 2021, the Company, PerkinElmer and Bidco executed the Implementation Agreement and the Company delivered the Irrevocable Undertakings from its directors and executive officers.
Before the opening of trading on Nasdaq on 7 January 2021, the Company and PerkinElmer jointly announced the execution of the Implementation Agreement.
15.	Further information
Your attention is drawn to Part II (Explanatory Statement) of this document (being the Explanatory Statement made in compliance with section 897 of the Companies Act 2006), which gives further details about the Acquisition and the terms of the Scheme that are set out in full at the end of this document. Please note that reading the information in Part II (Explanatory Statement) of this document is not a substitute for reading the remainder of this document.
You are advised to read the whole of this document (including any documents incorporated by reference into it) and not just to rely on the summary information in this letter.
Your attention is further drawn to the information contained in Part III (Conditions to and Further Terms of the Scheme and the Acquisition), Part V (Additional Information), Part VIII (The Scheme of Arrangement) and to the proposed timetable of principal events set out on page xvi of this document.

16.	Company Board Recommendation
For the reasons set out in this document, the Company Directors, who have been advised by Perella Weinberg as to the financial terms of the Acquisition, consider the terms of the Acquisition to be fair and reasonable. In providing advice to the Company Board, Perella Weinberg has taken into account the commercial assessments of the Company Directors. Perella Weinberg’s opinion, dated 6 January 2021, with respect to the fairness, from a financial point of view, of the Consideration to holders of Company Shares, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg, is attached hereto as Annex B.
Accordingly, the Company Directors unanimously recommend that Company Scheme Shareholders vote in favour of the Scheme Resolution at the Court Meeting and that Company Shareholders vote in favour of the GM Resolution to be proposed at the General Meeting, as the Company Directors who hold Company Shares have irrevocably undertaken to do, or to procure, in respect of their own beneficial holdings (and (to the extent relevant) the outstanding beneficial holdings of such person’s spouse, civil partner, de facto partner, or similarly-related person) of (i) Company Shares amounting to, in aggregate, 339,771 Company Shares representing approximately 1.3 percent of the existing issued ordinary share capital of the Company as at the Latest Practicable Date and (ii) further Company Shares he or she may acquire on the exercise of any of the awards over the Company Shares he or she holds pursuant to the Company Share Plans amounting to, in aggregate, 882,059 Company Shares.
In addition, Ronald Andrews, Mark Klausner, Herman Rosenman, Richard Sandberg, James Tobin and Andrew Walton, each being a Company Director who does not currently hold any Company Shares, has entered into an irrevocable undertaking in respect of any Company Shares he or she may acquire on the exercise of any of the awards over the Company Shares he or she holds pursuant to the Company Share Plans as well as any other Company Shares they may acquire.
Yours faithfully,

Patrick Balthrop, Sr.
Chairman

PART II

EXPLANATORY STATEMENT

(in compliance with section 897 of the Companies Act 2006)
[   ] 2021
RECOMMENDED CASH ACQUISITION
of
OXFORD IMMUNOTEC GLOBAL PLC
by
PERKINELMER (UK) HOLDINGS LIMITED
1.	Introduction
On 7 January 2021, the Company Board and PerkinElmer announced that they had agreed to the terms of a recommended cash offer pursuant to which Bidco (a wholly-owned subsidiary of PerkinElmer) will acquire the entire issued and to be issued share capital of the Company.
The Acquisition will be implemented by means of a Court-sanctioned scheme of arrangement between the Company and the Company Scheme Shareholders under Part 26 of the Companies Act 2006. This requires the approval of Company Shareholders and the sanction of the Court. The Acquisition remains subject to the terms and conditions set out in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document.
Your attention is drawn to the letter from the Chairman of the Company, Patrick Balthrop Sr., set out in Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document, which forms part of this Explanatory Statement. That letter contains, amongst other things, information on the background to, and reasons for, the unanimous recommendation by the Company Board to Company Shareholders to vote in favour of the Resolutions to approve and implement the Acquisition to be proposed at the Company Shareholder Meetings.
Your attention is also drawn to the information contained in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) and Part V (Additional Information) of this document. The Scheme is set out in full in Part VIII (The Scheme of Arrangement) of this document.
The Company retained Perella Weinberg UK Limited, which acted as an advisor to the Company in connection with the proposed Acquisition. The purpose of this Explanatory Statement is to explain the terms of the Acquisition and to provide you with other relevant information.
Company Shareholders should read the whole of this document (including any documents incorporated by reference into it) before deciding whether or not to vote in favour of the Scheme Resolution at the Court Meeting and the GM Resolution at the General Meeting.
2.	Summary of the terms of the Acquisition
The Acquisition will be implemented by way of a Court-sanctioned scheme of arrangement between the Company and the Company Scheme Shareholders under Part 26 of the Companies Act 2006 (although PerkinElmer reserves the right (with the prior written consent of the Company or if one of the other circumstances provided for in the Implementation Agreement applies)) to implement the Acquisition by way of an Offer). The approval of the Scheme Resolution by Company Scheme Shareholders at the Court Meeting, the passing of the GM Resolution by Company Shareholders at the General Meeting and the sanction of the Court are each required.
Upon the Scheme becoming Effective, which is subject to the Conditions and further terms set out in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document, the Company Scheme Shareholders will receive, in accordance with the terms of the Scheme:
US$22.00 in cash for each Company Scheme Share held at the Scheme Record Time
The terms of the Acquisition values the Company’s entire issued and to be issued share capital (as at the Latest Practicable Date) at approximately US$591 million and represents a premium of approximately: (i) 28.3 per cent. to the closing stock price per Company Share of US$17.15 on 5 January 2021 (being the last practicable date prior to the date of the Announcement); and (ii) 53.5 per cent. to the 90 trading day volume-weighted average price per Company Share of US$14.34 for the period from 8 October 2020 to 5 January 2021 (being the last practicable date prior to the date of the Announcement). In addition, the terms of the Acquisition represent a premium of 99.2 per cent to the Company’s enterprise value calculated using the 90 trading day volume weighted average price for the period from 8 October 2020 to 5 January 2021.
Upon the Scheme becoming Effective, Bidco and/or its nominee (including any DR Nominee) will acquire the Company Scheme Shares for the Consideration with full title guarantee, fully paid up, free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the Effective Date or thereafter attaching thereto, including voting rights and entitlement to receive and retain all dividends and/or other distributions declared, paid or made by the Company in respect of the Company Scheme Shares by reference to a record date falling on or after the Effective Date.
If any dividend or other distribution in respect of the Company Scheme Shares is declared, paid or made on or after the date of this document, Bidco reserves the right to reduce the consideration payable for each Company Share under the terms of the Acquisition by the amount per Company Scheme Share of such dividend or distribution.
On the Effective Date, the Company will become a subsidiary of Bidco and/or its nominee and it is intended that the Company will be re-registered as a private limited company under the relevant provisions of the Companies Act 2006.
The Acquisition remains subject to the Conditions and further terms set out in full in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document.
As further described in paragraph 10 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document, the Takeover Code does not apply to the Acquisition.
The Acquisition is conditional, amongst other things, upon:
(i)	the Scheme becoming Effective by the Long Stop Date, failing which it will lapse;
(ii)
the Scheme Resolution having been approved at the Court Meeting by a majority in number of those Company Scheme Shareholders who are on the register of members of the Company at the Scheme Voting Record Time, representing not less than 75 per cent. in value of the Company Scheme Shares held by those Company Scheme Shareholders, in each case present, entitled to vote and voting, in person or by proxy;

(iii)
the GM Resolution having been approved by Company Shareholders on the register of members of the Company at the Scheme Voting Record Time representing at least 75 per cent. of the votes cast, either remotely or by proxy, at the General Meeting;

(iv)	the Scheme having been sanctioned by the Court with or without modification (but subject to any such modification being acceptable to the Company and Bidco); and
(v)	a copy of the Court Order having been delivered to the Registrar of Companies.
The Acquisition does not require the approval of PerkinElmer’s shareholders.
At this stage, subject to the approval and availability of the Court (which is subject to change), and subject to the satisfaction (or, where applicable, waiver) of the Conditions, PerkinElmer expects that the Scheme will become Effective in March 2021.
3.	Background to, and reasons for, Acquisition recommendation
PerkinElmer is a global leader in the life sciences and diagnostics industry offering a broad portfolio of products, services and solutions for the diagnostics, life sciences, food and applied markets. PerkinElmer is focused on serving attractive end markets, improving its product mix, enhancing geographic reach and strengthening its technological capabilities.

The proposed acquisition of the Company by PerkinElmer will bring a number of benefits, which will further drive growth and value in the following ways, among others:
•
The combination of PerkinElmer’s channel expertise and leading workflow and testing capabilities with the Company’s leading proficiencies in T cell immunology with its proprietary test kits for latent tuberculosis will create better solutions for customers around the world.

•	Following the Acquisition, PerkinElmer will broaden its infectious disease solutions portfolio with market-leading tuberculosis offerings.
Following discussions with a range of parties on a variety of potential strategic transactions, the Company Board determined that the proposal from PerkinElmer was the most attractive due to several factors including the Acquisition terms and likelihood of completion (as further described in paragraph 5 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document).
Following completion of the negotiation of the Implementation Agreement (as further described in paragraph 5 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document), the Company Board now considers that the Acquisition is likely to promote the success of the Company for the benefit of the Company Shareholders taken as a whole and accordingly entered into the Implementation Agreement on 7 January 2021.
4.	Financing
The entirety of the Consideration payable to Company Scheme Shareholders and any amount payable to any participant in the Company Share Plans (as further described in paragraph 7 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document) will be satisfied in cash. PerkinElmer intends to finance the Consideration payable by Bidco to Company Scheme Shareholders through existing cash resources available to the PerkinElmer Group.
5.	Information on the Company
Oxford Immunotec is a public limited company incorporated in England and Wales. The Company is a global, high-growth diagnostics company focused on developing and commercialising proprietary tests for immunology and infectious disease by leveraging the technological, product development, manufacturing, quality, regulatory, and sales and marketing capabilities developed over its eighteen year history. The Company’s proprietary T-SPOT®.TB test utilizes its T-SPOT technology platform to test for tuberculosis.
The Company Shares are traded on Nasdaq under the symbol “OXFD”. The Company’s registered office is located at 94c Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, United Kingdom.
Additional information about the Company is contained on its website located at www.oxfordimmunotec.com, and in its public filings, which are incorporated by reference herein. See the section entitled “Documents” in paragraph 8 of Part V (Additional Information).
6.	Information on PerkinElmer and Bidco
PerkinElmer enables scientists, researchers and clinicians to address their most critical challenges across science and healthcare. With a mission focused on innovating for a healthier world, PerkinElmer delivers unique solutions to serve the diagnostics, life sciences, food and applied markets. PerkinElmer strategically partners with customers to enable earlier and more accurate insights supported by deep market knowledge and technical expertise. It has a dedicated team of about 14,000 employees worldwide who are passionate about helping customers work to create healthier families, improve the quality of life, and sustain the wellbeing and longevity of people globally. PerkinElmer reported revenue of approximately $2.9 billion in 2019, serves customers in 190 countries, and is a component of the S&P 500 index. Additional information is available through 1-877-PKI-NYSE, or at www.perkinelmer.com
Bidco is a private limited company, which was duly incorporated in April 1999 under the laws of England and Wales. Its registered office is Chalfont Road, Seer Green, Beaconsfield, Buckinghamshire, United Kingdom, HP9 2FX. Bidco’s principal activity is that of an intermediate holding company and its subsidiaries are engaged in the development, manufacture and sale of life science and diagnostic products and services.

7.	The Company’s current trading and prospects
The latest financial statements reported for the Company were for the year ended 31 December 2019, excerpts of which are provided below. Unless otherwise stated, the results identified below relate to such financial year.
Business overview
Oxford Immunotec is a global, high-growth diagnostics company focused on developing and commercializing proprietary tests for immunology and infectious disease by leveraging the technological, product development, manufacturing, quality, regulatory, and sales and marketing capabilities it has developed over its eighteen year history. The Company’s proprietary T-SPOT.TB test utilises its T-SPOT technology platform to test for tuberculosis, which is the leading cause of infectious disease death worldwide.
The Company has incurred significant losses from inception and as of 30 September 2020 had an accumulated deficit of US$101.5 million. The Company’s reported revenue for the nine months ended 30 September 2020 was US$39.2 million. The Company’s loss from continuing operations for the nine months ended 30 September 2020 was US$16.1 million.
Revenue
The Company generates revenue from sales associated with its T-SPOT technology platform via its direct sales force and also through distributors. The Company’s T-SPOT.TB test is its first commercialised product based on this technology.
By type, total revenues from continuing operations for the year ended 31 December 2019 were (i) US$69,763,000 from products and (ii) US$3,947,000 from services (totalling US$73,710,000).
Revenue increased by 23 per cent. to US$73.7 million for the year ended 31 December 2019 compared to US$59.8 million for the same period in 2018.
Operating expenses
Cost of revenue consists of direct labour expenses, including employee benefits and share-based remuneration expenses, overhead expenses, material costs, cost of laboratory supplies, freight costs, royalties paid under license agreements, depreciation of laboratory equipment and leasehold improvements.
During the year ended 31 December 2019, the Company’s cost of revenue represented 26 per cent. of its total revenue. Cost of revenue increased by 15 per cent. to US$19.3 million for the year ended 31 December 2019 from US$16.8 million in the same period of 2018. Gross margin for 2018 increased to 74 per cent. from 72 per cent. for 2018.
Cash position
As of 30 September 2020, the Company had cash, cash equivalents, and restricted cash of US$160.7 million.
8.	Structure of the Acquisition
(a)	The Scheme
It is intended that the Acquisition will be effected by way of the Scheme (although PerkinElmer reserves the right to implement the Acquisition by way of an Offer as an alternative to the Scheme with the prior written consent of the Company or if one of the other circumstances provided for in the Implementation Agreement applies). The Scheme is an arrangement made between the Company and the Company Scheme Shareholders under Part 26 of the Companies Act 2006. The provisions of the Scheme are set out in full in Part VIII (The Scheme of Arrangement) of this document. The Scheme involves an application by the Company to the Court to sanction the Scheme pursuant to which, upon the Scheme becoming Effective, the Company Scheme Shares will be transferred to Bidco and/or its nominee (including any DR Nominee), in consideration for which the Company Scheme Shareholders on the register of members of the Company at the Scheme Record Time will receive the Consideration. Pursuant to the Implementation Agreement, PerkinElmer has agreed to appear by counsel at the Court Hearing to undertake to be bound by the Scheme following the satisfaction (or, where applicable, waiver) of the Conditions (excluding any Condition capable of satisfaction only at or after the Court Hearing). The transfer of the Company Scheme Shares to Bidco and/or its nominee (including any DR Nominee) provided for in the Scheme, will result in the entire issued share capital of the Company being held by Bidco and/or its nominee (including any DR Nominee).
(b)	Transfer of the Company Scheme Shares
Upon the Scheme becoming Effective, Bidco and/or its nominee (including any DR Nominee) will acquire, for the Consideration, the Company Scheme Shares with full title guarantee, fully paid up, free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the Effective Date or thereafter attaching thereto, including voting rights and entitlement to receive and retain all dividends and/or other distributions declared, paid or made by the Company in respect of the Company Scheme Shares by reference to a record date falling on or after the Effective Date.
For the purposes of the acquisition, the Company Scheme Shares shall be transferred to Bidco and/or its nominee (including any DR Nominee) and to give effect to such transfers any person may be appointed by Bidco as attorney and/or agent and/or otherwise and shall be authorised as such attorney and/or agent and/or otherwise on behalf of the relevant Company Scheme Shareholder to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) of such Company Scheme Shares, and every form, instrument or instruction of transfer so executed shall be as effective as if it had been executed by the Company Scheme Shareholder thereby transferred. Such form, instrument or instruction of transfer shall be deemed to be the principal instrument of transfer and the equitable or beneficial interest in the Company Scheme Shares shall only be transferred to Bidco and/or its nominee(s) (including any DR Nominee) together with the legal interest in such Company Scheme Shares, pursuant to such form, instrument or instruction of transfer.
If any of the Company Scheme Shares are transferred to a DR Nominee, the DR Nominee shall issue depositary receipts in respect of that part of the Company Scheme Shares to Bidco in a manner consistent with the submission to HMRC described in paragraph 14 of this Part II (Explanatory Statement) of this document.
The proposed timetable of principal events for the Acquisition and Scheme is set out on page xvi of this document. It is currently expected that the Scheme will become Effective in March 2021, subject to the satisfaction or (where applicable) waiver of all the relevant Conditions.
(c)	Company Shareholder approvals
The Scheme is subject to the approval of the Scheme Resolution by the Company Scheme Shareholders at the Court Meeting and approval of the GM Resolution by Company Shareholders at the General Meeting. As at the Latest Practicable Date, there were 25,575,571 Company Shares is issue. Company Shares in which a member of the PerkinElmer Group is interested will not be eligible to be voted on the Scheme Resolution at the Court Meeting and the Scheme will not apply to such Company Shares. As at the Latest Practicable Date, no member of the PerkinElmer Group held interests in Company Shares.
It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of opinion of the Company Scheme Shareholders. Therefore, whether or not you intend to remotely attend and/or vote at the Company Shareholder Meetings, you are strongly urged to complete, sign and return by mail both Forms of Proxy accompanying this document, or appoint a proxy via the internet at www.proxyvote.com or by telephone on +1 1-800-690-6903 as soon as possible.
In addition, the Acquisition will require the approval of the GM Resolution by the Company Shareholders at the General Meeting. The General Meeting has been convened to consider and, if thought fit, pass, a special resolution to (i) authorise the Company Directors to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; (ii) amend, with effect from the passing of such resolution, the Company Articles to ensure that (A) any Company Share issued or transferred after such amendment to the Company Articles and before the Scheme Record Time will be subject to the Scheme or otherwise transferred to Bidco and/or its nominee (including any DR Nominee) and (B) if any Company Share is issued or transferred to any person at or after the Scheme Record Time then such person will, provided the Scheme has become effective, be obliged to transfer all such Company Shares, and (iii) subject to the Scheme becoming Effective, re-register the Company as a private limited company and amend its articles of association. The General Meeting will be held shortly after the Court Meeting.
(i)	The Court Meeting
The Court Meeting has been convened for 10:30 a.m. on [   ] 2021 for Company Scheme Shareholders to consider and, if thought fit, approve the Scheme Resolution.
At the Court Meeting, voting will be by poll (and not a show of hands) and each Company Scheme Shareholder present, remotely or by proxy, will be entitled to one vote for each Company Scheme Share held as at the Scheme Voting Record Time. The approval required at the Court Meeting is a majority in number of the Company Scheme Shareholders representing not less than 75 per cent. in value of the Company Scheme Shares held by such Company Scheme Shareholders present and voting (and entitled to vote) remotely or by proxy.
(ii)	The General Meeting
The General Meeting has been convened for 11:00 a.m. on [   ] 2021, or, if later, as soon after that time as the Court Meeting has been concluded or adjourned, for Company Shareholders to consider and, if thought fit, pass, a special resolution to approve the GM Resolution.
Voting on the GM Resolution will be by poll (and not a show of hands), and each Company Shareholder present, remotely or by proxy, will be entitled to one vote for every Company Share held as at the Scheme Voting Record Time.
To be passed, the GM Resolution will require the approval of Company Shareholders on the register of members of the Company at the Scheme Voting Record Time representing at least 75 per cent. of the votes cast, either remotely or by proxy, at the General Meeting.
The quorum for the General Meeting will be Company Shareholders who hold at least one-third of the issued Company Shares as at the Scheme Voting Record Time present remotely or by proxy.
(iii)	Attendance at the Company Shareholder Meetings
Entitlement to attend remotely, speak and vote at the Company Shareholder Meetings and the number of votes which may be cast at the meetings will be determined by reference to the register of members of Company at the Scheme Voting Record Time.
Company Scheme Shareholders whose names appear on the register of members of Company at the close of business on [   ] 2021 or, if the Court Meeting is adjourned, on the register of members at the close of business on the date that is five Business Days before the date set for the adjourned meeting, shall be entitled to attend remotely and speak and vote at the Court Meeting in respect of the number of Company Scheme Shares registered in their name at the Scheme Voting Record Time.
Company Shareholders whose names appear on the register of members of Company at the close of business on [   ] 2021 or, if the General Meeting is adjourned, on the register of members at the close of business on the date that is five Business Days before the date set for the adjourned meeting, shall be entitled to attend remotely and speak and vote at the General Meeting in respect of the number of Company Shares registered in their name at the Scheme Voting Record Time.
In light of the COVID-19 Restrictions, Company Scheme Shareholders, Company Shareholders and other attendees will not be permitted to attend (or vote at) the Court Meeting or the General Meeting in person, save for the Chair of the relevant Company Shareholder Meeting and anyone else nominated by the Chair in order to establish a quorum. Company Scheme Shareholders and Company Shareholders can remotely attend, submit written questions and/or any objections (in the case of the Court Meeting) and vote at the Court Meeting or the General Meeting in each case via the Virtual Meeting Platform, as described in the opening pages of this document and in the Notice of Court Meeting and the Notice of General Meeting of this document.
Access to the Company Shareholder Meetings will be available from 10:15 a.m. on [   ] 2021, although the voting functionality will not be enabled until the Chair of the relevant Company Shareholder

Meeting declares the poll open. Company Scheme Shareholders and Company Shareholders will be permitted to submit written questions (via the Virtual Meeting Platform) to the Company Directors during the course of the relevant Company Shareholder Meeting. Company Scheme Shareholders can use the same function to submit any written objections they may have to the Scheme at the Court Meeting. The Chair of the relevant Company Shareholder Meeting will ensure that all such questions and/or any objections (in the case of the Court Meeting) relating to the formal business of the relevant Company Shareholder Meeting are addressed during the relevant Company Shareholder Meeting, unless no response is required to be provided under the Companies Act 2006 for the provision of a response would, at the Chair’s discretion, otherwise be undesirable in the interests of the Company or the good order of the relevant Company Shareholder Meeting.
You will find the notices convening the Court Meeting and of the General Meeting set out in the Notice of Court Meeting and the Notice of General Meeting of this document, respectively.
(d)	Court Hearing to sanction the Scheme
Under the Companies Act 2006, the Scheme also requires the sanction of the Court.
The Court Hearing to sanction the Scheme is currently expected to take place in March 2021. All Company Shareholders are entitled to attend the Court Hearing remotely or through counsel to support or oppose the sanction of the Scheme.
The Scheme will become Effective as soon as a copy of the Court Order has been delivered to the Registrar of Companies. This is currently expected to occur in March 2021. It is intended that the Company will be re-registered as a private limited company shortly afterwards.
If the Scheme becomes Effective, it will be binding on all the Company Scheme Shareholders, including any Company Shareholders who did not vote to approve the Scheme or who voted against the Scheme Resolution at the Court Meeting or the GM Resolution at the General Meeting.
Unless the Scheme becomes Effective by the Long Stop Date, it will lapse and the Acquisition will not proceed (unless extended with the agreement of PerkinElmer, Bidco and the Company and, if required, the approval of the Court).
(e)	Modifications to the Scheme
The Scheme contains a provision for Company and Bidco to consent on behalf of all persons concerned to any modification of, or addition to, the Scheme or to any condition approved or imposed by the Court. The Court would be unlikely to approve any modification of, or additions to, or impose a condition to the Scheme which might be material to the interests of the Company Scheme Shareholders unless the Company Scheme Shareholders were informed of such modification, addition or condition. It would be a matter for the Court to decide, in its discretion, whether or not a further meeting of the Company Scheme Shareholders should be held in these circumstances.
(f)	Conditions to the Acquisition
The Acquisition is subject to the Conditions and further terms set out in full in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document.
The Acquisition is conditional, amongst other things, upon:
(i)	the Scheme becoming Effective by the Long Stop Date;
(ii)
the Scheme Resolution having been approved at the Court Meeting by a majority in number of those Company Scheme Shareholders who are on the register of members of the Company at the Scheme Voting Record Time, representing not less than 75 per cent. in value of the Company Scheme Shares held by those Company Scheme Shareholders, in each case present, entitled to vote and voting, in person or by proxy;

(iii)
the GM Resolution having been approved by Company Shareholders on the register of members of Company at the Scheme Voting Record Time representing at least 75 per cent. of the votes cast, either remotely or by proxy, at the General Meeting;

(iv)	the Scheme having been sanctioned by the Court with or without modification (but subject to any such modification being acceptable to the Company and Bidco); and
(v)	a copy of the Court Order having been delivered to the Registrar of Companies.
The Acquisition does not require the approval of PerkinElmer’s shareholders.
At this stage, subject to the approval and availability of the Court (which is subject to change), and subject to the satisfaction (or, where applicable, waiver) of the Conditions, PerkinElmer expects that the Scheme will become Effective in March 2021.
If any Condition referred to in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document is not capable of being satisfied by the date specified therein, the Company shall make an announcement through a national news wire service as soon as practicable and, in any event, by no later than 9:30 a.m. (London time) on the date of the Court Hearing, stating that PerkinElmer and/or Bidco has invoked that Condition or, with the agreement of the Company, specified a new date by which that Condition must be satisfied.
9.	Offer-related arrangements
Summaries of the Implementation Agreement and the Confidentiality Agreement entered into in connection with the Acquisition are set out in paragraph 7 of Part V (Additional Information) of this document. These agreements have been made available on the Company’s website, www.oxfordimmunotec.com.
10.	Company Directors and the effect of the Scheme on their interests
Details of the interests of the Company Directors in Company Shares are set out in paragraph 2 of Part V (Additional Information) of this document.
The following Company Directors have given irrevocable undertakings to vote, or to procure a vote, in favour of the Scheme Resolution at the Court Meeting and the GM Resolution to be proposed at the General Meeting as described in paragraph 8 of this Part II (Explanatory Statement) of this document, in relation to the following Company Shares currently beneficially held by them and any further Company Shares they may acquire on the exercise of awards over the Company Shares he or she holds pursuant to the Company Share Plans.
Name	Company Shares	(%)	Awards
Peter Wrighton-Smith	312,047	1.2	724,542
Patrick Balthrop, Sr.	4,000	0.0	62,045
Patricia Randall	23,724	0.1	95,472
In addition, the following Company Directors, including those who do not currently hold any Company Shares, have entered into an irrevocable undertaking in respect of any Company Shares he or she may acquire on the exercise of any awards over Company Shares he or she holds pursuant to the Company Share Plans as well as any other Company Shares they may acquire.
Name	Awards
Ronald Andrews	65,774
Mark Klausner	47,131
Herman Rosenman	80,688
Richard Alvin Sandberg	56,967
James Tobin	73,231
Andrew Scott Walton	65,774
Save as set out in this document, the effect of the Scheme on the interests of the Company Directors does not differ from its effect on like interests of any other Company Shareholder.
In addition, to the Irrevocable Undertakings from the Company Directors, the following Company executive officers have given Irrevocable Undertakings to vote, or to procure a vote, in favour of the Scheme Resolution at the Court Meeting and the GM Resolution to be proposed at the General Meeting as described in paragraph

8 of this Part II (Explanatory Statement) of this document, in respect of any Company Shares he or she may acquire on the exercise of any awards over Company Shares he or she holds pursuant to the Company Share Plans as well as any other Company Shares they may acquire.
Name	Awards
Janet Kidd	36,819
Matthew McLaughlin	153,310
11.	Delisting, deregistration and re-registration
Prior to the Scheme becoming Effective, a request will be made by the Company to Nasdaq to suspend trading of, and de-list, the Company Shares on Nasdaq, to take effect on, or shortly after, the Effective Date. Subsequently, the Company Shares will be deregistered under the U.S. Exchange Act.
On the Effective Date, the Company will become a subsidiary of Bidco and/or its nominee and it is intended the Company will be re-registered as a private company under the applicable provisions of the Companies Act 2006 as soon as reasonably practicable after the Effective Date.
12.	Settlement
Subject to the Scheme becoming Effective (and except as provided in paragraph 15 of this Part II (Explanatory Statement) of this document in relation to certain Overseas Shareholders), settlement of the Consideration to which any Company Shareholder is entitled under the Scheme will be effected in the following manner, subject to any arrangements that are required by law (or in the case of Company Scheme Shares acquired pursuant to awards under the Company Share Plans, permitted by applicable Law and the relevant contractual arrangements) to be put in place to effect the payment of any tax, National Insurance contributions or other social security contributions.
Where, at the Scheme Record Time, a Company Scheme Shareholder holds Company Scheme Shares in their own name, settlement of any cash payment to which the Company Scheme Shareholder is entitled pursuant to the Scheme shall be sent to such Company Scheme Shareholder by cheque. Cheques shall be despatched as soon as practicable after the Effective Date, and in any event within [ ] Business Days after the Effective Date.
Company Scheme Shares acquired by employees or directors under the Company Share Plans
In the case of awards held by directors or employees of the Company exercised or settled around the same time as the Scheme becomes Effective that are share settled, such settlement shall be made by the issue of Company Shares to the relevant director or employee, so that such director or employee will be a Company Scheme Shareholder. Settlement of any cash payment to which any such director or employee is entitled as a Company Scheme Shareholder pursuant to the Scheme shall be made to the Company on behalf of the relevant director or employee to enable payment to be made through payroll as soon as reasonably practicable after the Effective Date in accordance with the letters to be sent to them on or around the time of this Scheme Document.
For completeness, in the case of awards held by directors or employees of the Company exercised or settled around the same time as the Scheme becomes Effective that are cash settled, settlement of the consideration shall be made to the Company on behalf of the relevant director or employee to enable payment directly into the applicable bank account through payroll as soon as reasonably practicable after the Effective Date in accordance with the letters to be sent to them on or around the time of this Scheme Document.
(a)	General Data Protection Regulation
In connection with the Acquisition pursuant to the Scheme, the Company will be required to disclose to PerkinElmer the Company Shareholders’ name, address, contact information and details of their shareholding in the Company, all of which constitutes Company Shareholders’ personal data (as defined in the General Data Protection Regulation 2016/679 (the “GDPR”)). The reason for the disclosure of Company Shareholders is to allow the Scheme to be implemented in compliance with the Companies Act 2006. The legal basis for the disclosure of Company Shareholders’ personal data to PerkinElmer is compliance with a legal obligation. Company Shareholders’ personal data will be transferred to the United States to fulfil this purpose. As the United States is located outside the European Economic Area, protective measures will be taken to ensure an adequate level of protection for Company Shareholders’ personal data.

(b)	General
All documents and remittances sent to, or from, by or on behalf of the Company Scheme Shareholders will be sent entirely at their own risk. On the Effective Date, each certificate representing a holding of Company Shares will cease to be a valid document of title and should be destroyed or, at the request of the Company, delivered to the Company, or to any person appointed by the Company to receive the same.
Settlement of the Consideration to which any Company Shareholder is entitled under the Scheme will be implemented in full in accordance with the terms of the Scheme free of any lien, right of set-off, counterclaim or other analogous rights to which Bidco might otherwise be, or claim to be, entitled against such Company Shareholder.
13.	No appraisal rights
If the Company Scheme Shareholders approve the Scheme Resolution at the Court Meeting and the Court sanctions the Scheme, then, subject to the Scheme becoming Effective in accordance with its terms, the Scheme will be binding on all Company Shareholders, including those who did not vote or who voted against it at the Court Meeting. If the Company Scheme Shareholders approve the Scheme and the Court sanctions the Scheme, no Company Scheme Shareholder will have “dissenters” or “appraisal” rights or otherwise have any right to seek a court appraisal of the value of Company Shares. If the Scheme becomes Effective, all the Company Scheme Shareholders will receive the Consideration in respect of each Company Scheme Share that such Company Scheme Shareholder held at the Scheme Record Time.
14.	United Kingdom Stamp taxes
Bidco shall, if it so wishes, apply for a non-statutory ruling from HMRC regarding the United Kingdom stamp duty and stamp duty reserve tax (“SDRT”) implications of the Acquisition, which may include a request for confirmation that neither the Court Order nor any instrument of transfer transferring the Company Scheme Shares held by Cede & Co. to a DR Nominee is subject to United Kingdom stamp duty or SDRT and that United Kingdom stamp duty or SDRT will only be payable in respect of any stock transfer form(s) which transfer shares not held by Cede & Co. to Bidco (or its nominee (including any DR Nominee)).
15.	Shareholders outside the United Kingdom
(a)	General
This document has been prepared for the purposes of complying with English law and U.S. law and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside the United Kingdom or the United States.
This document does not constitute an offer to sell or issue or the solicitation of an offer to buy or subscribe for shares in any jurisdiction in which such offer or solicitation is unlawful.
Overseas Shareholders should consult their own legal and tax advisers with respect to the legal and tax consequences of the Scheme.
The availability of the Acquisition to Overseas Shareholders may be affected by the laws of the relevant jurisdictions in which they are located. Overseas Shareholders should inform themselves about and should observe any applicable legal or regulatory requirements. It is the responsibility of all Overseas Shareholders to satisfy themselves as to the full compliance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.
The release, publication or distribution of this document and/or any accompanying documents (in whole or in part) in or into or from jurisdictions other than the United Kingdom or the United States may be restricted by law and, therefore, any persons who are subject to the law of any jurisdiction other than the United Kingdom or the United States should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom to vote their Company Shares with respect to the Scheme at the Company Shareholder Meetings, or to appoint another person as proxy may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any such Restricted Jurisdiction. To the fullest extent permitted by applicable Law, the Company, PerkinElmer and Bidco disclaim any responsibility or liability for the violation of such restrictions by any person or any other failure to satisfy any applicable Laws, regulations or requirements.
Unless otherwise determined by PerkinElmer and/or Bidco, and permitted by applicable Law and regulation, the Acquisition will not be made available, directly or indirectly, in, into or from a jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Acquisition by any such use, means, instrumentality or form within any jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this document and all documents relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from a jurisdiction where to do so would violate the laws in that jurisdiction, and persons receiving this document and all documents relating to the Acquisition (including custodians, nominees and trustees) must not mail or otherwise distribute or send them in, into or from such jurisdictions where to do so would violate the laws in that jurisdiction.
Persons who are not resident in the United Kingdom or the United States should inform themselves of, and observe, any applicable legal and regulatory requirements.
(b)	Overseas securities laws
Copies of this document and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of the Acquisition.
Neither this document nor the accompanying documents are intended to, and do not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval pursuant to the Scheme or otherwise, in any jurisdiction in which such offer, invitation or solicitation is unlawful. Nothing in this document or the accompanying documents should be relied upon for any other purpose.
This document and the accompanying documents have been prepared for the purposes of complying with English and U.S. law and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside the United Kingdom. Overseas Shareholders should consult their own legal and tax advisers with regard to the legal and tax consequences of the Scheme for their particular circumstances.
All Company Shareholders (including, without limitation, nominees, trustees or custodians) who would, or otherwise intend to, forward this document and its accompanying documents to any jurisdiction outside the United Kingdom, should seek appropriate independent professional advice before taking any action.
(c)	Additional information for U.S. investors
The Acquisition relates to the shares of an English company and is being implemented by way of a scheme of arrangement under Part 26 of the Companies Act 2006 and subject to the proxy solicitation rules under the U.S. Exchange Act. The Acquisition, implemented by way of a scheme of arrangement, is not subject to the tender offer rules under the U.S. Exchange Act.
If, in the future, PerkinElmer and/or Bidco exercises its right to implement the Acquisition by way of an Offer, subject to the terms of the Implementation Agreement, and determines to extend the Offer into the U.S., the Acquisition will be made in compliance with applicable U.S. and U.K. laws and regulations. It may be difficult for Company Shareholders to enforce their rights and claims arising out of the U.S. federal securities laws, since the Company is located in a country other than the United States, and some of its officers and directors and the experts named herein may be residents of countries other than the United States. Company Shareholders in the United States may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment.

Non-U.S. persons and entities may have defences to jurisdiction that are unavailable to U.S. persons and entities. In addition, it may be difficult or impossible for Company Shareholders in the United States to effect service of process within the United States upon the Company or PerkinElmer, their respective officers or directors or the experts named herein, or to realise against them upon judgements of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States or “blue sky” laws of any state within the United States. Company Shareholders in the United States should not assume that the courts of the United Kingdom: (a) would enforce judgments of United States courts obtained in actions against such persons predicated upon civil liabilities under the federal securities laws of the United States or “blue sky” laws of any state within the United States; or (b) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the federal securities laws of the United States or “blue sky” laws of any state within the United States.
Company Shareholders or holders of awards under the Company Share Plans that are U.S. residents or citizens also should be aware that the Acquisition contemplated herein may have tax consequences to them in the United States. Please see page 63 of this document for further information regarding certain U.S. federal income tax consequences relating to the Acquisition. Company Shareholders are urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Acquisition.
16.	United Kingdom and United States taxation
A summary of certain U.K. and U.S. federal income taxation consequences of the implementation of the Scheme for certain Company Shareholders is set out in paragraph 4 of Part V (Additional Information) of this document.
That summary does not constitute tax advice and does not purport to be a full analysis of all potential United Kingdom and United States tax consequences of the Acquisition. Company Shareholders who are in any doubt about their taxation position, or who are subject to taxation in a jurisdiction outside of the United Kingdom and the United States, are strongly advised to contact an appropriate independent professional adviser immediately regarding the tax consequences of the Acquisition.
17.	Actions to be taken
You will find enclosed with this document:
•	a Form of Proxy entitled “COURT MEETING” for use in respect of the Court Meeting on [ ] 2021; and
•	a Form of Proxy entitled “GENERAL MEETING” for use in respect of the General Meeting on [ ] 2021.
If you have not received the correct documents, please contact the Company Shareholder Helpline on the telephone number set out on page xix of this document.
Forms of Proxy
Whether or not you intend to remotely attend the Court Meeting and/or the General Meeting, please complete and sign both Forms of Proxy in accordance with the instructions printed thereon and return them by mail, during normal business hours only, to Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 1117, USA, so as to be received as soon as possible and in any event no later than 10:30 a.m. on [   ] 2021 in the case of the Court Meeting and 11:00 a.m. on [   ] 2021 in the case of the General Meeting. Your vote will be cast as specified on the applicable Form of Proxy.
Company Shareholders who prefer to register the appointment of their proxy via the internet can do so through www.proxyvote.com. Company shareholders who prefer to register the appointment of their proxy by telephone can do so on +1 1-800-690-6903. Refer to the instructions on the Forms of Proxy.
Unless a Form of Proxy is returned by the time and date mentioned in the instructions printed thereon, it will be invalid. The completion and return of the Forms of Proxy or the appointment of a proxy via the internet at www.proxyvote.com or by phone on +1 1-800-690-6903 will not prevent you from remotely attending the Court Meeting or the General Meeting and voting, if you so wish and are so entitled.
Notices convening the Court Meeting and the General Meeting are set out in the Notice of Court Meeting and the Notice of General Meeting of this document respectively.

It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of opinion of the Company Scheme Shareholders. Therefore, whether or not you intend to remotely attend and/or vote at the Company Shareholder Meetings, you are strongly urged to complete, sign and return by mail both Forms of Proxy accompanying this document, or appoint a proxy via the internet at www.proxyvote.com or by telephone at +1 1-800-690-6903 as soon as possible and, in any event, prior to the deadlines set out above, or in the case of an adjourned meeting, not less than 48 hours prior to the time and date set for the adjourned meeting.
If you have any queries relating to this document or the completion and return of the Forms of Proxy, please call the Company Shareholder Helpline on 866-232-3037 (toll-free in USA and Canada) or +1 720-358-3640 (International). Lines are open Monday to Friday (except public holidays in the United States) between 8:00 a.m. and 7:00 p.m ET.
Calls will be charged at the standard geographic rate and will vary by provider. International calls will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones and calls may be recorded and randomly monitored for security and training purposes. Please note that the Company Shareholder Helpline operators cannot provide advice on the merits of the Scheme or the Acquisition or give any financial, legal, investment or tax advice.
18.	Further information
The terms of the Scheme are set out in full in Part VIII (The Scheme of Arrangement) of this document. Your attention is also drawn to the further information contained in Part III (Conditions to and Further Terms of the Scheme and the Acquisition), Part IV (Financial Information) and Part V (Additional Information) of this document.

PART III

CONDITIONS TO AND FURTHER TERMS OF THE SCHEME
AND THE ACQUISITION
Part A
Conditions to the Scheme and the Acquisition
The Acquisition will be governed by English law and will be subject to the exclusive jurisdiction of the English courts.
The Acquisition is conditional upon the Scheme becoming unconditional and becoming Effective, by no later than 11:59 p.m. on the Long Stop Date.
1.	Scheme Conditions
The Scheme is conditional upon:
1.1
the Scheme Resolution having been approved by a majority in number of those the Company Scheme Shareholders who are on the register of members of the Company at the Scheme Voting Record Time, present and voting, either remotely or by proxy, at the Court Meeting (and any separate class meeting required by the Court or at any adjournment thereof), and who represent not less than 75 per cent. in value of Company Scheme Shares voted by such Company Scheme Shareholders;

1.2
the GM Resolution having been approved by Company Shareholders on the register of members of the Company at the Scheme Voting Record Time representing at least 75 per cent. of the votes cast, either remotely or by proxy, at the General Meeting or at any adjournment of that meeting;

1.3	the Scheme having been sanctioned with or without modification (but subject to any such modification being acceptable to the Company and Bidco); and
1.4	a copy of the Court Order having been delivered to the Registrar of Companies.
2.	Transaction Conditions
The obligation of PerkinElmer to complete the Acquisition is subject to the satisfaction (or waiver, if permissable) of the following additional conditions:
2.1 (a)
no law having been enacted, issued, enforced or entered into, and no preliminary or permanent injunction, judgment or ruling having been issued by any Governmental Authority that, in either case, is in effect and enjoins, restrains, prevents or prohibits or otherwise makes illegal the Acquisition or any of the other transactions contemplated by the Implementation Agreement;

(b)
there being no Action by any Governmental Authority pending seeking any relief that has or would have the effect of (a) preventing consummation of the transactions contemplated by the Implementation Agreement, (b) causing the transactions contemplated by the Implementation Agreement to be rescinded or (c) having, individually or in the aggregate, a Company Material Adverse Effect (as defined in the Implementation Agreement);

(c)	all Clearances required for the consummation of the Acquisition as identified in Schedule 4.3 of the Implementation Agreement having been obtained;
(d)
the representations and warranties set forth in Clauses 11.1.1 through 11.1.5, Clause 11.1.7(a), Clause 11.1.9(c) through (e) and Clause 11.1.23 of the Implementation Agreement being true and correct in all respects (in the case of any such representation or warranty qualified by materiality or Company Material Adverse Effect) or in all material respects (in the case of any such representation or warranty not qualified by materiality or Company Material Adverse Effect) as of 7 January 2021 and as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing, as though made as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing (except to the extent such representations and warranties are made as of an earlier date, in which case as of such earlier date), (ii) the representations and warranties set forth in Clause 11.1.9(a) and (b) of the Implementation Agreement being true and correct in all respects, other than de minimis inaccuracies, as of 7 January 2021 and as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing, as though made as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing (except to the extent such representations and warranties are made as of an earlier date, in which case as of such earlier date) and (iii) each of the other representations and warranties of the Company set forth in Clause 11.1 of the Implementation Agreement being true and correct as of 7 January 2021 and as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing, as though made as at 11:59 p.m. on the date immediately preceding the date of the Court Hearing (except to the extent such representations and warranties are made as of an earlier date, in which case as of such earlier date), except in the case of this subclause (iii) where such failure(s) to be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) has(ve) not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
(e)
the Company having performed or complied in all material respects with all obligations, agreements and covenants required by the Implementation Agreement to be performed or complied with by it at or prior to 9:00 a.m. on the date of the Court Hearing;

(f)	since 7 January 2021, the absence of any Change that has had or would reasonably be expected to result in a Company Material Adverse Effect; and
(g)
the Company having delivered to PerkinElmer a certificate, effective as of 9:00 a.m. on the date of the Court Hearing and signed by the chief executive officer and chief financial officer of the Company, certifying that the conditions (d), (e) and (f) described above have been satisfied.

2.2
In addition, the Acquisition will be conditional upon the Scheme becoming unconditional and becoming effective, by no later than 11:59 p.m. (London time) on the Long Stop Date. The Scheme will not take effect until the conditions set forth in Part A have been satisfied or, to the extent permitted by applicable Law, waived by Bidder.

Part B

Waiver and Invocation of the Conditions
PerkinElmer reserves the right to waive, in whole or in part, all or any of the Conditions in Part A of Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document, except for Conditions 1.1 to 1.4 of Part A of Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document, which cannot be waived. Bidder shall be under no obligation to waive or treat as satisfied any of Conditions 2.1 and 2.2 of Part A of Part III (Conditions to and Further Terms of the Scheme and the Acquisition).
The Acquisition is subject to the satisfaction (or waiver, if permitted) of the Conditions in Part A above, and to certain further terms set out in Part C of this Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document, and to the full terms and conditions set out in this document.
Part C

Certain further terms of the Acquisition
1.
The Scheme will not become effective unless the Conditions have been fulfilled or (if capable of waiver) waived, or where appropriate, determined by PerkinElmer to be or remain satisfied by no later than 11:59 p.m. on the Long Stop Date.

2.
The availability of the Acquisition to persons not resident in the United Kingdom or the United States may be affected by the laws of the relevant jurisdictions. Persons who are not resident in the United Kingdom or the United States should inform themselves about, and observe, any applicable requirements. Company Shareholders who are in any doubt about such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay and observe any applicable requirements.

3.	Unless otherwise determined by PerkinElmer and permitted by applicable law and regulations:
(a)
the Acquisition is not being, and will not be, made, directly or indirectly, in, into or by the use of the mails of, or by any other means or instrumentality (including, without limitation, facsimile, email or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of, any Restricted Jurisdiction and will not be capable of acceptance by any such use, means, instrumentality or facility or from within any Restricted Jurisdiction; and

(b)	this document should not be forwarded or transmitted into any jurisdiction in which such act would constitute a violation of the relevant laws of such jurisdiction.
4.	This Acquisition will be governed by English law and be subject to the jurisdiction of the English courts and to the Conditions set out in this document.
5.	Each of the Conditions shall be regarded as a separate Condition and shall not be limited by reference to any other Condition.
6.
The Company Scheme Shares will be acquired by PerkinElmer and/or its nominee (including any DR Nominee) with full title guarantee, fully paid up, free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the Effective Date or thereafter attaching thereto, including voting rights and entitlement to receive and retain all dividends and/or other distributions declared, paid or made by the Company in respect of the Company Scheme Shares by reference to a record date falling on or after the Effective Date.

7.
PerkinElmer reserve the right to elect to implement the Acquisition by way of an Offer as an alternative to the Scheme with the prior written consent of the Company or if one of the other circumstances provided for in the Implementation Agreement applies. In such event, the Offer will be implemented on substantially the same terms, subject to appropriate amendments, as far as applicable, as those which would apply to the Scheme. The acceptance condition would be set at 90 per cent. of the shares to which such Offer relates (or such lesser percentage as PerkinElmer may agree with the Company provided that if it became or was declared unconditional in all respects, the Offer would result in PerkinElmer holding Company Shares carrying greater than 50 per cent. of the voting rights in the Company). Further, if sufficient acceptances of the Offer are received and/or sufficient Company Shares are otherwise acquired, it is the current intention of PerkinElmer to apply the provisions of the Companies Act 2006 to compulsorily acquire any outstanding Company Shares to which such Offer relates.

8.
Without prejudice on the prohibition in the Implementation Agreement on the Company’s ability to declare dividends, should any dividend or other distribution in respect of the Company Shares be declared, paid or made on or after 7 January 2021, PerkinElmer reserves the right to reduce the Consideration payable for each Company Share under the terms of the Acquisition by the amount per Company Share of such dividend or distribution, in which case any reference in this document to the Consideration will be deemed to be a reference to the offer consideration as so reduced. Any exercise by PerkinElmer of its rights referred to in this paragraph shall be the subject of an announcement and, for the avoidance of doubt, shall not be regarded as constituting any revision or variation of the Acquisition. If PerkinElmer exercises this right or makes such a reduction in respect of a dividend or distribution, Company Shareholders will be entitled to receive and retain that dividend or distribution.

9.
If any of the Conditions has not been satisfied (or, where permitted or required under the Implementation Agreement, waived by the Bidder or, to the extent expressly contemplated hereby, the Company, as applicable) by 9:00 a.m. on the date of the Court Hearing, the Company shall adjourn the implementation of the Scheme to a date agreed with Bidder, Bidco and the Court.

PART IV

FINANCIAL INFORMATION
Financial Information relating to the Company
The following sets out financial information in respect of the Company. The documents referred to in this Part IV (Financial Information) of this document, the contents of which have previously been filed with the Registrar of Companies or the SEC, as so indicated, are incorporated into this document by reference:
Financial Information	Reference
Annual report for the financial year ended 31 December 2018 as filed at Companies House	Annual report for financial year ended 31 December 2018

Annual report for the financial year ended 31 December 2019 as filed at Companies House	Annual report for financial year ended 31 December 2019

Form 10-K for the year ended 31 December 2019 as filed with the SEC
https://www.sec.gov/Archives/edgar/data/1586049/000143774920004480/
oxfd20190819_10k.htm

The unaudited consolidated financial statements of the Company Group for the financial year ended 31 December 2019 and 31 December 2018 as set out in Part III in the Form 10-K of the Company for the fiscal year ended 31 December 2019, filed on 6 March 2020 and are available from the Company’s website and at the link referred to above.

Form 10-Q for the quarter ended 31 March 2020 as filed with the SEC
https://www.sec.gov/Archives/edgar/data/1586049/000143774920009388/
oxfd20200331b_10q.htm

The unaudited interim condensed consolidated financial statements of the Company Group for the three months ended 31 March 2020 are set out in Item 1 in the Form 10-Q of the Company filed on 5 May 2020 and are available from Company’s website and at the link referred to above.

Form 10-Q for the quarter ended 30 June 2020 as filed with the SEC
https://www.sec.gov/ix?doc=/Archives/edgar/data/1586049/000143774920016413/
oxfd20200630_10q.htm

The unaudited interim condensed consolidated financial statements of the Company Group for the three months and six months ended 30 June 2020 are set out in Item 1 in the Form 10-Q of the Company filed on 4 August 2020 and are available from the Company’s website and at the link referred to above.

Form 10-Q for the quarter ended 30 September 2020 as filed with the SEC
https://www.sec.gov/ix?doc=/Archives/edgar/data/1586049/000143774920022320/
oxfd20200930_10q.htm

The unaudited interim condensed consolidated financial statements of the Company Group for the three months and nine months ended 30 September 2020 are set out in Item 1 in the Form 10-Q of the Company filed on 3 November 2020 and are available from the Company’s website and at the link referred to above.

PART V

ADDITIONAL INFORMATION
1.	Directors
(a)	The Company Directors and their respective positions in the Company are as follows:
Name	Position
Peter Wrighton-Smith	Chief Executive Officer
Ronald Andrews	Director
Patrick Balthrop, Sr.	Director
Mark Klausner	Director
Patricia Randall	Director
Herman Rosenman	Director
Richard Sandberg	Director
James Tobin	Director
Andrew Walton	Director
The registered office of the Company and each of the Company Directors is 94c Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ.
2.	Interests of Company Non-Employee Directors and Executive Officers
In considering the recommendation of the Company Board that you vote in favour of the Scheme Resolution and the GM Resolution, you should be aware that aside from their interests as Company Shareholders, the Company’s Non-Employee Directors and executive officers have interests in the Acquisition that may be different from, or in addition to those of Company Shareholders generally. Members of the Company Board were aware of and considered these interests, among other matters, in evaluating and negotiating the Implementation Agreement and the Acquisition and in recommending to Company Shareholders that they vote in favour of the Scheme Resolution and the GM Resolution. See the section entitled “Reasons for the Company Board recommendation” in paragraph 5 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document. These interests are described in more detail and certain of them are quantified in the narrative below.
Indemnification of Company Directors and Officers
The rights of Company Directors and officers to indemnification and directors’ and officers’ liability insurance will survive on the terms set out in the Implementation Agreement following the Scheme becoming Effective.
Treatment of Company Directors and Executive Officer Equity Awards
Awards held by the Company Directors, which consist of stock options and restricted share units, will be treated in the same way as the awards held by other participants in the Company Share Plans. For further information on the effect of the Acquisition on the rights of participants in the Company Share Plans, see the section entitled “Company Share Plans” in paragraph 7 of Part I (Letter from the Chairman of Oxford Immunotec Global PLC) of this document.
In addition to any Consideration received in respect of Company Shares in their capacity as Company Shareholders, all Non-Employee Directors and executive officers will receive in respect of each Company Share subject to their outstanding equity awards issued pursuant to the 2008 Share Incentive Plan and the 2013 Share Incentive Plan (whether vested or unvested), which consists of stock options and restricted share units, a payment equal to the Consideration less any applicable exercise or purchase price and applicable withholdings.

The following table sets forth for the Non-Employee Directors (as a group) and for each Company executive officer, the number of unvested Company options and unvested restricted share units of the Company based on the individual’s holdings as at 5 January 2021. The table separately quantifies the value of such unvested awards using a price per share of US$22.00, which is the Consideration per Company Share provided for under the Implementation Agreement (net of applicable exercise prices).
Name of Company director or named executive officer	Unvested Options (#)	Unvested Options (USD)	Unvested Restricted Share Unit Awards (#)	Unvested Restricted Share Unit Awards (USD)
Non-Employee Directors (as a group)	547,082	$686,608	32,648	$718,256
Named executive officers
Peter Wrighton-Smith	724,542	$1,569,740	114,885	$2,527,470
Janet Kidd	36,819	$101,237	11,207	$246,554
Matthew McLaughlin	153,310	$599,609	61,407	$1,305,954
TOTAL	1,461,753	$2,957,193	220,147	$4,843,234
3.	Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of Company Shares as at the Latest Practicable Date by: (i) each Company Director; (ii) each Company named executive officer; (iii) all of the Company’s Directors and officers as a group; and (iv) each person, or group of affiliated persons, known by the Company to beneficially own more than 5 per cent. of the issued share capital. Unless otherwise indicated, the persons or entities identified in the table have sole voting and investment power with respect to all Company Shares shown as beneficially owned by them, subject to applicable community property laws.
Information with respect to beneficial ownership has been furnished by each Company Director and executive officer. With respect to beneficial owners of more than 5 per cent. of the issued share capital of the Company, information is based on information filed with the SEC or as provided to the Company by the investor or through their beneficial ownership research. The Company has determined beneficial ownership in accordance with the rules of the SEC. The rules require inclusion of shares issuable to such persons within 60 days after [   ] 2021. These shares are deemed to be outstanding and beneficially owned by the person holding the right to issuance for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership calculations are based on 25,575,571 Company Shares outstanding as at the Latest Practicable Date.
Except as otherwise indicated in the table below, addresses of the directors, officers and named beneficial owners are in care of Oxford Immunotec Global PLC, 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, United Kingdom.
	Ordinary Shares Beneficially Owned		Awards
Name of Beneficial Owner	Number	Percent
Greater than 5% Shareholders
Consonance Capital Management LP(1)	2,363,724	9.24	—
Polar Capital LLP(2)	2,568,385	10.04	—
First Light Asset Management, LLC(3)	5,046,130	19.73	—
Senvest Management, LLC(4)	1,325,854	5.18	—
Grandeur Peak Global Advisors, LLC(5)	1,324,143	5.18	—

	Ordinary Shares Beneficially Owned		Awards
Name of Beneficial Owner	Number	Percent
Named Executive Officers and Directors
Peter Wrighton-Smith	312,047	1.2	724,542
Ronald A. Andrews, Jr.*	0	0.0	65,774
Patrick J. Balthrop, Jr.*	4,000	0.0	62,045
Mark Klausner *	0	0.0	47,131
Patricia Randall*	23,724	0.1	95,472
Herman Rosenman*	0	0.0	80,688
Richard A. Sandberg*	0	0.0	56,967
James R. Tobin*	0	0.0	73,231
Andrew Scott Walton*	0	0.0	65,774
Janet Kidd*	0	0.0	36,819
Matthew McLaughlin*	0	0.0	153,310
All of our current named executive officers and directors, as a group (11 persons)	339,771	1.3
*	Indicates beneficial ownership of less than one per cent. of the Company’s ordinary shares.
(1)
Based on an Amended Schedule 13G/A filed with the SEC on February 14, 2020. The Schedule 13G/A was filed jointly by Consonance Capital Management LP, Consonance Capital Opportunity Fund Management LP, Mitchell Blutt and Consonance Capman GP LLC. Consonance Capital Master Account LP (“Consonance Master”) directly holds 2,192,254 shares of our ordinary shares (the “Master Account Shares”). Consonance Capital Management LP (the “Adviser”) is the investment adviser of Consonance Master, and pursuant to an investment advisory agreement, the Adviser exercises voting and investment power over the Master Account Shares held by Consonance Master. Consonance Capman GP LLC (“Capman”) is the general partner of the Adviser and Mitchell Blutt, as the Manager & Member of Capman and Chief Executive Officer of the Adviser, may be deemed to control Capman and the Adviser. Each of the Adviser, Capman and Mr. Blutt may be deeded to beneficially own the Master Account Shares. Consonance Capital Opportunity Master Fund, LP (“Consonance Opportunity Master”) directly holds 255,869 shares of our ordinary shares (the “Opportunity Master Account Shares”). The Adviser is the investment adviser of Consonance Opportunity Master, and pursuant to an investment advisory agreement, the Adviser exercises voting and investment power over the Opportunity Master Account Shares held by Consonance Opportunity Master. Capman is the general partner of the Adviser and Mitchell Blutt, as the Manager & Member of Capman and Chief Executive Officer of the Adviser, may be deemed to control Capman and the Adviser. Each of the Adviser, Capman and Mr. Blutt may be deemed to beneficially own the Opportunity Master Account Shares. A managed account managed by Consonance Capital Opportunity Fund Management LP (“Consonance Opportunity”) directly holds 171,470 shares of our ordinary shares (the “Managed Account Shares”). Capman is the general partner of Consonance Opportunity and Mitchell Blutt, as the Manager & Member of Capman, may be deemed to control Capman and Consonance Opportunity. Each of Consonance Opportunity, Capman and Mr. Blutt may be deemed to beneficially own the Managed Account Shares. The address of the entities and persons is 1370 Avenue of the Americas, Floor 33, New York, NY 10019.

(2)
As reported on an Amended Schedule 13G/A (filed with the SEC on February 14, 2020) by Polar Capital LLP. As of December 31, 2019, Polar Capital LLP had sole voting and dispositive power over 2,568,385 shares. The address of Polar Capital LLP is 16 Palace Street, London, SW1E 5JD.

(3)
As reported on an Amended Schedule 13G/A (filed with the SEC on January 8, 2021) by First Light Asset Management, LLC, or the Manager, and Mathew P. Arens, or Mr. Arens. The Manager is deemed to be the beneficial owner of 4,947,800 shares, or shares by virtue of the fact that it acts as an investment advisor to certain persons holding separately managed accounts with the Manager. Mr. Arens is also deemed to be the beneficial owner of these shares because he controls the Manager as managing member and majority owner. Mr. Arens also directly holds 60,078 shares in an individual capacity with sole control and 38,252 shares held in a joint spousal account over which he shares control. The address of the entities and persons is 3300 Edinborough Way, Suite 201, Edina, MN 55435.

(4)
As reported on a Schedule 13G (filed with the SEC on March 31, 2020) by Senvest Management, LLC and Richard Mashaal. The reported ordinary shares are held in the account of Senvest Master Fund, LP (the “Investment Vehicle”). Senvest Management, LLC may be deemed to beneficially own our ordinary shares held by the Investment Vehicle by virtue of Senvest Management, LLC’s position as investment manager of the Investment Vehicle. Richard Mashaal may be deemed to beneficially own our ordinary shares held by the Investment Vehicle by virtue of his status as the managing member of Senvest Management, LLC. The address of the reporting persons is 540 Madison Avenue, 32nd Floor, New York, New York 10022.

(5)
As reported on a Schedule 13G (filed with the SEC on April 29, 2020) by Grandeur Peak Global Advisors, LLC. As of March 19, 2020, Grandeur Peak Global Advisors, LLC had sole voting and dispositive power over 1,324,143 shares. The address of Grandeur Peak Global Advisors, LLC is 136 South Main Street, Suite 720, Salt Lake City, UT 84101.

4.	United Kingdom and United States taxation
This paragraph 4 of this Part V (Additional Information) of this document relates only to certain categories of Company Shareholders who are resident in the United Kingdom or the United States.

IF YOU ARE IN ANY DOUBT ABOUT YOUR TAX POSITION, AND IN PARTICULAR IF YOU ARE SUBJECT TO TAXATION IN ANY JURISDICTION OTHER THAN THE UNITED KINGDOM OR UNITED STATES, YOU SHOULD CONSULT AN APPROPRIATELY QUALIFIED INDEPENDENT PROFESSIONAL ADVISER IMMEDIATELY.
United Kingdom taxation
The following paragraphs are based on U.K. tax law and HMRC published practice (which may not be binding on HMRC) applying as of the date of this document, both of which are subject to change at any time, possibly with retrospective effect. They are intended as a general guide to certain limited aspects of the U.K. tax treatment of Company Shareholders in respect of the Scheme.
They do not constitute legal or tax advice and do not purport to be a complete analysis of all U.K. tax considerations relating to the Scheme (and, without limitation, do not include analysis of tax considerations relating to participation in the Company Share Plans).
Unless otherwise specified, they relate only to persons who are absolute beneficial owners of their Company Shares (and where such Company Shares are held as investments, and are not held through an individual savings account or under a pension arrangement) and who are resident (and in the case of individuals, domiciled or deemed domiciled) for tax purposes solely in the United Kingdom and do not have a permanent establishment, branch or agency in any jurisdiction with which the holding of the Company Shares is connected (“U.K. holders”).
These paragraphs apply only to certain categories of Company Shareholders and, in particular, these paragraphs may not apply to (and references to “U.K. holders” will not include) categories of person to whom special rules apply including (but not limited to) market makers, brokers, charities, dealers in securities, intermediaries, insurance companies, persons who have or could be treated for tax purposes as having acquired their Company Shares by reason of their employment or as holding their Company Shares as carried interest, collective investment schemes, persons subject to U.K. tax on the remittance basis, and persons connected with depositary arrangements or clearance services.
U.K. taxation of chargeable gains
The transfer of Company Shares under the Scheme in return for cash should be treated as a disposal of the U.K. holder’s Company Shares for the purposes of capital gains tax (“CGT”) or corporation tax on chargeable gains (as applicable) and therefore may, depending on the U.K. holder’s particular circumstances (including the availability of exemptions, reliefs and/or allowable losses), give rise to a liability to U.K. tax on chargeable gains or, alternatively, a capital loss.
Individual Company Shareholders
Subject to available reliefs or allowances, gains arising on a disposal of Company Shares by an individual U.K. holder will be subject to CGT at the rate of 10 per cent. except to the extent that the gain, when it is added to the U.K. holder’s other taxable income and gains in the relevant tax year, takes the individual U.K. holder’s aggregate income and gains over the upper limit of the income tax basic rate band (£50,000 for the 2020/21 tax year assuming an income tax personal allowance of £12,500), in which case it will be taxed at the rate of 20 per cent.
The CGT annual exempt amount (£12,300 for the 2020/21 tax year) may be available to individual U.K. holders to offset against chargeable gains realised on the disposal of their Company Shares.
Corporate Company Shareholders
Subject to available reliefs or allowances, gains arising on a disposal of Company Shares by a U.K. holder within the charge to U.K. corporation tax will be subject to corporation tax at a rate of 19 per cent. for the 2020/21 tax year.
For U.K. holders within the charge to U.K. corporation tax (but which do not qualify for the substantial shareholding exemption in respect of their Company Shares), indexation allowance may be available to reduce any chargeable gain arising on the disposal of their Company Shares. However, indexation cannot create or increase an allowable loss for corporation tax purposes. Indexation allowance is not available for the period of ownership from 1 January 2018.

The substantial shareholding exemption may apply to exempt from corporation tax any chargeable gain (or disallow any loss) arising to U.K. holders within the charge to U.K. corporation tax where a number of conditions are satisfied, including that the corporate U.K. holder has held not less than 10 per cent. of the ordinary issued share capital of the Company for a period of at least one year before the date of disposal.
U.K. stamp duty and stamp duty reserve tax
No U.K. stamp duty or stamp duty reserve tax will be payable by Company Shareholders in respect of the transfer of their Company Shares pursuant to the Scheme.
United States taxation
THE SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS SET OUT BELOW IS FOR GENERAL INFORMATION ONLY. ALL COMPANY SCHEME SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE ACQUISITION INCLUDING THE APPLICABILITY AND EFFECT OF U.S. STATE AND LOCAL, NON-U.S. OR OTHER TAX LAWS AND POSSIBLE CHANGES IN TAX LAW.
The following discussion describes material United States federal income tax considerations relating to the disposition of Company Shares pursuant to the Scheme by a U.S. Holder (as defined below) that holds Company Shares as a capital asset. This discussion is based on the tax laws of the United States, including the Internal Revenue Code of 1986, as amended, Treasury regulations promulgated or proposed thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof. These tax laws are subject to change, possibly with retroactive effect, and subject to differing interpretations that could affect the tax consequences described herein. This section does not address the tax consequences to a U.S. Holder under the laws of any state, local or non-United States taxing jurisdiction This section also does not address the tax consequences of a holder of Company Shares that is not a U.S. Holder.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Company Shares that, for United States federal income tax purposes, is:
•	an individual who is a citizen or resident of the United States,
•	a domestic corporation (or other entity taxable as a corporation);
•	an estate the income of which is subject to United States federal income taxation regardless of its source; or
•
a trust if (1) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more United States persons has the authority to control all substantial decisions of the trust or (2) a valid election under the Treasury regulations is in effect for the trust to be treated as a United States person.

This discussion does not address all aspects of United States federal income taxation that may be applicable to U.S. Holders in light of their particular circumstances or status (including, for example, banks and other financial institutions, insurance companies, broker and dealers in securities or currencies, traders that have elected to mark securities to market, regulated investment companies, real estate investment trusts, real estate mortgage investment partnerships or other pass-through entities, corporations that accumulate earnings to avoid U.S. federal income tax, tax-exempt organizations, qualified retirement plans or other tax deferred accounts, common trust funds, pension plans, persons that hold our shares as part of a straddle, hedge or other integrated investment, persons that acquired Company Shares or hold awards to acquire Company Shares under the Company Share Plans or otherwise as compensation for services or in connection with their employment or providing services to the Company, including upon the exercise of options, persons subject to alternative minimum tax or whose “functional currency” is not the U.S. dollar). Further, this discussion does not address the United States federal income tax consequences of disposing of the Company Shares pursuant to the Scheme to a U.S. Holder that owns or has owned, directly or indirectly, actually or constructively, 10 per cent. or more of the stock of the Company, by vote or by value.
If a partnership (including any entity or arrangement treated as a partnership for United States federal income tax purposes) that holds Company Shares disposes of them pursuant to the Scheme, the tax treatment of a person treated as a partner in the partnership for United States federal income tax purposes generally will depend on the status of the partner and the activities of the partnership. Partnerships (and other entities or arrangements so treated for United States federal income tax purposes) and their partners should consult their own tax advisers.
Passive Foreign Investment Company Considerations. The Company does not believe that it was treated, for any prior tax year, and does not expect that it will be treated, for the current tax year, as a passive foreign investment company, or “PFIC”. Because the determination of PFIC status is made annually at the end of the applicable taxable year and is based on factual tests, however, the Company cannot provide any assurances regarding its PFIC status (or that of any of its subsidiaries) or that the IRS will agree with the Company’s conclusions regarding PFIC status. The remainder of this discussion assumes that the Company has not been and, for the current tax year, is not a PFIC. Please refer to the risks related to the determination of a passive foreign investment company under the caption “Risk Factors” in the Company’s Form 10-K for the year ended December 2019.
Income Taxation of Gain or Loss. A U.S. Holder that disposes of its Company Shares pursuant to the Scheme generally will recognize capital gain or loss for United States federal income tax purposes equal to the difference between the amount of cash realized and the holder’s tax basis, determined in U.S. Dollars, in the Company Shares. Gain or loss will be determined separately for each block of Company Shares (that is, Company Shares acquired at the same cost in a single transaction) disposed pursuant to the Scheme. Such gain or loss recognized on this disposition of each block of Company Shares generally will be long-term capital gain or loss if the U.S. Holder’s holding period in the relevant block of Company Shares exceeds one year. Long-term capital gains of non-corporate U.S. Holders are generally taxed at preferential tax rates. A U.S. Holder’s ability to deduct capital losses is subject to limitations.
Foreign Tax Credits. A U.S. Holder’s gain (or loss) from the disposition of Company Shares pursuant to the Scheme generally will be U.S. source income (or loss) for purposes of determining the foreign tax credit limitation. A U.S. Holder that is subject to U.K. income taxes on the disposition of its Company Shares pursuant to the Scheme, however, may be able to treat the gain as non-U.S. source gain for purposes of determining the foreign tax credit limitation, if (1) the U.S. Holder is eligible for the benefits of the income tax convention between the United States and the United Kingdom or (2) the U.S. Holder maintains an office or other fixed place of business in the United Kingdom (or other foreign country) to which the gain from the disposition of the Falcon Shares is attributable and actually pays an income tax of at least 10 per cent. of the gain from the sale to the United Kingdom (or other foreign country). A U.S. Holder generally will be able to credit any U.K. income taxes or other non-U.S. income taxes paid or accrued on the disposition of its Company Shares pursuant to the Scheme against its United States federal income tax liability, subject to generally applicable limitations. The calculation of this limitation for foreign tax credits involves the application of complex rules. U.S. Holders are urged to consult their own tax advisors regarding the creditability of non-U.S. income taxes, if any, incurred in connection with the disposition of their Company Shares pursuant to the Scheme.
Medicare Tax. In addition, non-corporate U.S. Holders whose income exceeds certain thresholds generally are subject to a 3.8 per cent. tax on all or a portion of their net investment income, which includes net gains from the disposition of Company Shares pursuant to the Scheme. United States persons that are individuals, estates or trusts are urged to consult their respective tax advisers regarding the applicability of this Medicare tax to any gain they may recognize on a disposition of their Company Shares pursuant to the Scheme.
Information Reporting and Backup Withholding. Payments made in exchange for Company Shares pursuant to the Scheme may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24 per cent.). To avoid backup withholding, a U.S. Holder should complete and return to the applicable withholding agent a properly completed and executed Internal Revenue Service Form W-9, certifying that such U.S. Holder is a United States person, that the taxpayer identification number provided is correct, and that such U.S. Holder is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. Holder’s United States federal income tax liability, if any, provided that such holder furnishes the required information to the Internal Revenue Service in a timely manner.

5.	Irrevocable Undertakings
5.1 Company Director Irrevocable Undertakings in respect of Company Shares
PerkinElmer has received Irrevocable Undertakings to vote or procure votes in favour of the Scheme Resolution and the GM Resolution at the Company Shareholder Meetings from Peter Wrighton-Smith, Patrick Balthrop, Sr. and Patricia Randall, each a Company Director, in respect of their entire beneficial holdings, amounting to 339,771 Company Shares representing approximately 1.3 per cent. of the issued ordinary share capital of the Company as at the Latest Practicable Date.
In addition, Ronald Andrews, Mark Klausner, Herman Rosenman, Richard Alvin Sandberg, James Tobin and Andrew Scott Walton, each being a Company Director who does not currently hold any Company Shares, has entered into an irrevocable undertaking in respect of any Company Shares he or she may acquire on the exercise of the awards over the Company Shares he or she holds.
5.2	Company named executive officers Irrevocable Undertakings in respect of Company Shares
PerkinElmer has received Irrevocable Undertakings to vote or procure votes in favour of the Scheme Resolution and the GM Resolution at the Company Shareholder Meetings from Janet Kidd and Matthew McLaughlin, each a Company named executive officer, in respect of any Company Shares he or she may acquire on the exercise of the awards over the Company Shares he or she holds.
6.	Contracts and remuneration of Company Directors
Each of the contracts currently in force between any director of the Company Group and any member of the Company Group in respect of their office as director will be terminated with effect on or before the Effective Date (but not, to the extent applicable, as employees).
7.	Acquisition-related arrangements
Implementation Agreement
Explanatory Note Regarding the Implementation Agreement
The following is a summary of the material provisions of the Implementation Agreement, a copy of which is attached hereto as Annex A and which is incorporated by reference. This summary does not purport to be complete and may not contain all of the information about the Implementation Agreement that may be important to shareholders. You should carefully read the Implementation Agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Implementation Agreement and not by this summary or any other information contained in this document.
The following summary of the Implementation Agreement is intended to provide information regarding the terms of the Implementation Agreement and is not intended to provide any factual information about the Company or modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the Implementation Agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The representations and warranties contained in the Implementation Agreement were made only for purposes of that agreement and as at specific dates, were solely for the benefit of the parties to the Implementation Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties to each other. You should not rely on the representations and warranties contained in the Implementation Agreement as characterisations of the actual state of facts or condition of the Company or PerkinElmer or any of their respective subsidiaries, affiliates or businesses. In addition, information concerning the subject matter of the representations, warranties and covenants may change, which subsequent information may or may not be fully reflected in the Company’s or PerkinElmer’s respective public disclosures.
The Implementation Agreement also contains provisions that will apply in respect of the Company Share Plans.
Structure of the Acquisition
The Acquisition will be implemented by means of a scheme of arrangement under Part 26 of the Companies Act 2006. The Scheme involves an application by the Company to the Court to sanction the Scheme, pursuant to which all of the Company Scheme Shares will be transferred to Bidco and/or its nominee (including any DR

Nominee), in consideration for which the Company Scheme Shareholders will receive the Consideration. The transfer of the Company Scheme Shares to Bidco and/or its nominee (including any DR Nominee), provided for in the Scheme, will result in the entire issued share capital of the Company being held by Bidco and/or its nominee (including any DR Nominee).
When the Acquisition Becomes Effective
The Acquisition will become Effective once all the Conditions have been satisfied or (where applicable) waived, the Scheme has been sanctioned by the Court and a copy of the Court Order has been delivered to the Registrar of Companies.
Efforts to Complete the Acquisition
The Company and PerkinElmer have agreed that prior to the Effective Date, the Company will in accordance with the terms of the Implementation Agreement make all necessary applications and prepare all other documentation as is necessary in order to seek the sanction of the Scheme at the Court Hearing, and shall otherwise take any other action as is reasonably necessary to effect the Scheme in accordance with its terms.
Subject to the terms and conditions of the Implementation Agreement each party undertakes to make all filings and give all notices required to be made or given by such party to obtain any regulatory approval. Each party agrees to provide all reasonably required assistance to the other party to obtain such approvals.
PerkinElmer has agreed to provide promptly to the Company all such information about PerkinElmer and Bidco as may reasonably be requested by the Company for the purpose of inclusion in this document.
The Company has agreed to, among other things, prior to the General Meeting and Court Meeting, keep PerkinElmer informed of the number of proxy votes received in respect of the Resolutions to be proposed at the Court Meeting and the General Meeting.
Other Covenants and Agreements
The Implementation Agreement also contains additional covenants, including, among others, covenants relating to the filing of this document; each Party’s right to seek injunctive or other equitable relief in relation to any breach or prospective breach of the undertakings in the Implementation Agreement, and certain other covenants included in the Implementation Agreement and public announcements with respect to the Acquisition.
Conditions to Completion of the Acquisition
The Conditions to completion of the Acquisition are set out in full in Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document.
Changes in Board Recommendation
The Company Board has unanimously recommended that Company Shareholders vote in favour of the Scheme and the Resolutions. The Implementation Agreement permits the Company Board to change its recommendation only in certain limited circumstances, as described below.
At any time between 7 January 2021 and the earlier of (i) the Effective Date and (ii) the termination of the Implementation Agreement in accordance with its terms, if Oxford Immunotec or any of its subsidiaries receives an unsolicited bona fide written Acquisition Proposal that did not result from a breach of the Company’s no solicitation obligations (as described further in paragraph 5(xi) of Part I) (Letter from the Chairman of Oxford Immunotec Global PLC)) and which has not been withdrawn, and, after consultation with its financial advisors and outside legal counsel the Company Board determines in good faith that such Acquisition Proposal is a Superior Proposal, (a) the Company Board may make a Company Adverse Change Recommendation (as defined in the Implementation Agreement) and/or (b) the Company may terminate the Implementation Agreement and enter into a definitive agreement to provide for such Superior Proposal, subject to paying the US$5.9 million compensatory payment due to PerkinElmer under the terms of the Implementation Agreement, in each case if and only if, prior to any such Company Adverse Change Recommendation and/or terminating the Implementation Agreement:
•
The Company must have given PerkinElmer at least four Business Days’ prior written notice of its intention to consider making such a Company Adverse Change Recommendation, during which period PerkinElmer shall be given the opportunity to negotiate in good faith with respect to any revisions to the terms of the Acquisition or another proposal by PerkinElmer so that the terms proposed by PerkinElmer are at least as favourable as the competing proposal (and in the event of any material revision or material modification to an Acquisition Proposal or another proposal proposed by PerkinElmer on terms at least as favourable as a competing Acquisition Proposal, the Company must satisfy the notice requirement described above with a new written notice to PerkinElmer, and comply with the requirements described above (but any such subsequent notice period will only be three Business Days));

•
the Company must also promptly provide to PerkinElmer information with respect to such acquisition proposal in accordance with the terms of the Implementation Agreement, including the material terms and conditions of any such Superior Proposal and keep PerkinElmer reasonably informed of material developments.

•
At the end of such period, if PerkinElmer has not elected to negotiate in good faith with respect to any revisions to the terms of the Acquisition or has not made another proposal such that the terms proposed by PerkinElmer are at least as favourable as the competing Acquisition Proposal, the Company Board may make a Company Adverse Change Recommendation if it has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to do so would reasonably be expected to result in a breach of their fiduciary duties or reasonably be expected to violate their obligations under the Act; and

•
If the Company intends to terminate the Implementation Agreement to enter into an agreement with respect to such Superior Proposal, the Company shall have complied with the termination provisions of the Implementation Agreement, including the payment of the compensatory payment described above.

The Company Board may also make a Company Adverse Change Recommendation if, after consultation with its financial advisors and outside legal counsel, the Company Board has determined, in good faith, that the failure to make a Company Adverse Change Recommendation in response to an Intervening Event (as defined in the Implementation Agreement) would reasonably be expected to result in a breach of their fiduciary duties or would reasonably be expected to violate their obligations under the Act; provided that, prior to any such Company Adverse Change Recommendation, (i) Oxford Immunotec must have given PerkinElmer at least four Business Days’ prior written notice of its intention to consider making a Company Adverse Change Recommendation, during which period PerkinElmer shall be given (A) a reasonable opportunity to make adjustments in the terms and conditions of the Implementation Agreement and shall have negotiated in good faith with PerkinElmer with respect thereto during the period in each case as would enable the Company Board to proceed with its recommendation in favour of the Implementation Agreement and the Acquisition, and (B) all applicable information with respect to such Intervening Event reasonably requested by PerkinElmer to permit it to propose revisions to the terms of the Acquisition or to make another proposal in response; and (iii) at the end of such period, after giving effect to, and considering, the proposals made by PerkinElmer during such period, if any, after consultation with its financial advisors and legal counsel, the Company Board shall have determined, in good faith, that the failure to make a Company Adverse Change Recommendation in response to such Intervening Event would reasonably be expected to result in a breach of their fiduciary duties or would reasonably be expected to violate their obligations under the Act.
Termination
The Implementation Agreement may be terminated in the following circumstances:
(a)	upon agreement in writing between PerkinElmer and the Company at any time prior to the Effective Date;

(b)	by the Company if the Company enters into a definitive agreement with respect to a superior competing proposal (subject to satisfaction of its obligations under the Implementation Agreement);
(c)
by either the Company or PerkinElmer, if a Governmental Authority injunction, court order or other legal restraint prevents the consummation of the Acquisition and such injunction shall have become final and non-appealable;

(d)
by either the Company or PerkinElmer upon the other party’s uncured material breach of any representation, warranty, covenant or obligation under the Implementation Agreement which would reasonably be expected to prevent PerkinElmer or Bidco from consummating the Acquisition or which would prevent the Company from satisfying a Condition set out in paragraph 2.1(d) and 2.1(e) in Part A of Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document, as applicable;

(e)	by PerkinElmer if:
(i)	a material breach of the Company’s covenants with respect to non-solicitation and the Company Board recommendation, as set forth in Clauses 10.2 and 10.3 of the Implementation Agreement occurs;
(ii)	following the Court Meeting or the General Meeting, the Company Board notifies Bidder in writing or publicly states that the Company will not seek the sanctioning of the Scheme by the Court; or
(iii)
the Company Board withdraws or adversely modifies its recommendation of the Acquisition, or fails to include the Company Board Recommendation in this document when mailed, or fails to reaffirm its recommendation within ten business days after either another takeover offer, tender offer or exchange offer for outstanding Company Shares has been commenced by another party, or PerkinElmer so requests such reaffirmation in writing (subject to certain limitations on frequency and timing of such reaffirmation requests);

(f)
by either PerkinElmer or the Company, if the requisite majority of the Company Scheme Shareholders do not approve the Scheme Resolution at the Court Meeting, the requisite majority of Company Shareholders do not approve the GM Resolution at the General Meeting, or the Scheme is not sanctioned by the Court at the Court Hearing, and, within ten business days of any such event the Company fails to give its consent to implement the Acquisition by way of an Offer rather than the Scheme upon the request of PerkinElmer or PerkinElmer has not requested such consent;

(g)
by either the Company or PerkinElmer, if the Effective Date has not occurred by the Long Stop Date (provided that the right to terminate the Implementation Agreement pursuant to this provision shall not be available to a party whose material breach of the Implementation Agreement has primarily caused the failure of the Effective Date to have occurred by the Long Stop Date).

Compensatory Payment
A compensatory payment equal to USD 5,900,000 (plus U.K. value added tax (“VAT”), if (x) such VAT is determined by HMRC to be applicable and (y) the Company is entitled to a refund (by credit or repayment) of such VAT from HMRC) is payable by the Company to PerkinElmer in the event that the Implementation Agreement is terminated as a result of
(a)	the Company choosing to enter into a definitive agreement (a) to provide for a Superior Proposal upon the terms and subject to the conditions set forth in the Implementation Agreement;
(b)	a material breach of the Company’s covenants with respect to non-solicitation and the Company Board recommendation, as set forth in Clauses 10.2 and 10.3 of the Implementation Agreement;
(c)	following the Court Meeting or the General Meeting, the Company deciding not to seek the sanctioning of the Scheme by the Court;
(d)	the Board effects a Company Adverse Change Recommendation (as defined in the Implementation Agreement);
(e)	the Company Directors withdrawing or adversely modifying their recommendation of the Acquisition or failing to reaffirm their recommendation under certain circumstances;

(f)
the Company failing to cure a material breach of any representation, warranty, covenant or obligation under the Implementation Agreement which would prevent the Company from satisfying a Condition set out in paragraph 2.1(d) and 2.1(e) in Part A of Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document;

(g)
the requisite majority of the Company Scheme Shareholders not approving the Scheme Resolution at the Court Meeting, the requisite majority of Company Shareholders not approving the GM Resolution at the General Meeting, or the Scheme not being sanctioned by the Court at the Court Hearing, and, within ten business days of any such event the Company failing to give its consent to implement the Acquisition by way of an Offer rather than the Scheme upon the request of PerkinElmer or PerkinElmer not requesting such consent; or

(h)
if the Effective Date has not occurred by the Long Stop Date; in each case of clause (e), (f) and (g), a person shall have informed the Company Board of or shall have publicly disclosed a bona fide acquisition proposal after 7 January 2021 and prior to such termination (which acquisition proposal has not been irrevocably withdrawn and, in the case of a publicly disclosed acquisition proposal, publicly withdrawn), and if an acquisition transaction of the Company by another party is completed within twelve months of such termination.

Representations and Warranties
The Implementation Agreement contains representations and warranties of the Company, subject to certain exceptions and qualifications in the Implementation Agreement and certain disclosure in the data room shared between the parties and in the disclosure schedule delivered in connection with the Implementation Agreement as to, among other things:
•	corporate existence and power;
•	subsidiaries;
•	organisational documents;
•	corporate authorization;
•	the enforceability of the Implementation Agreement against the Company;
•	required filings with, and consents from, governmental entities in connection with the transactions contemplated by the Implementation Agreement;
•	the absence of any conflicts with or violations of organisational documents and other agreements or laws;
•	the inapplicability of the Code;
•	capital structure;
•	SEC documents, financial statements, and the establishment and maintenance of certain disclosure controls and procedures and internal control over financial reporting;
•
the absence of any changes, occurrences or developments that has had a material adverse effect with respect to the Company and of certain material changes in the business of the Company since 1 January 2020;

•	real and personal property;
•	compliance with applicable laws and permits;
•	regulatory matters;
•	compliance with the US Foreign Corrupt Practices Act of 1977 and other anti-corruption laws;
•	the absence of litigation;
•	intellectual property;
•	tax matters;
•	material contracts;

•	environmental matters;
•	insurance policies;
•
receipt by the Company Board of an opinion of Perella Weinberg as to the fairness, from a financial point of view, of the consideration to be paid to the holders of the Company Shares (other than as specified in such opinion);

•	brokers’ and finders’ fees;
•	employee and employee benefit plan matters;
•	privacy and data security;
•	affiliate transactions;
•	the absence of rights plans;
•	suppliers of the Company; and
•	the absence of other representations and warranties.
Certain of the representations and warranties in the Implementation Agreement are qualified by materiality qualifications or “material adverse effect” qualifications with respect to the Company, as discussed below.
For purposes of the Implementation Agreement, a “Company Material Adverse Effect” means any event, circumstance, change, occurrence or effect that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on (a) the business, assets, liabilities, capitalisation, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (b) the ability of the Company to preform its obligations under the Implementation Agreement or consummate the Acquisition or any of the other transactions contemplated thereby, other than (with respect to clause (a) only) any Change:
(I)	arising before or on 7 January 2021 relating to the COVID-19 pandemic in and of itself, as well as any actions taken by the Company in response to the COVID-19 pandemic prior to 7 January 2021,
(II)	arising after 7 January 2021 to the extent taken as a reasonable good faith response to the COVID-19 pandemic, or
(III)	in the case of any other such Changes, arising after 7 January 2021, in each case to the extent resulting from:
(i)	changes in general economic, financial market, business or geopolitical conditions,
(ii)	general changes or developments in any of the industries in which the Company or its subsidiaries operate,
(iii)	natural disasters, epidemics, pandemics or calamities (including the COVID-19 pandemic and certain COVID-19 measures required by governmental authorities taken in response thereto),
(iv)	changes in any applicable laws or applicable accounting regulations or principles or interpretations thereof,
(v)
any failure by the Company to meet any published analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself,

(vi)	any outbreak or escalation of armed hostilities, any acts of war or terrorism,
(vii)	the announcement of the Implementation Agreement and the transactions contemplated thereby, and
(viii)
any decision by the FDA or other governmental authority administering health laws with respect to (A) the product candidate listed on Schedule V of the Implementation Agreement, (B) any currently pending preclinical or clinical studies in respect of such product candidate, or (C) with respect to any regulatory application or filing for approval or marketing authorization with respect to such product candidate;

provided that any Change otherwise excluded by any of the foregoing clauses (i), (ii), (iii), (iv) or (vi) will be taken into account in determining the occurrence of a Company Material Adverse Effect to the extent disproportionately impacting the Company and its subsidiaries, taken as whole, relative to other persons operating similarly situated businesses and companies (including with respect to product lines) in the industries or markets in which the Company and its subsidiaries operate.
Conduct Pending Completion of the Acquisition
The Implementation Agreement provides that, during the period from 7 January 2021 until the earlier of (a) the Effective Date and (b) the termination of the Implementation Agreement in accordance with its terms, except (i) as expressly required by the Implementation Agreement or as required by applicable law; (ii) with the written consent of PerkinElmer (which will not be unreasonably withheld, conditioned or delayed); or (iii) as set forth in the disclosure schedule delivered in connection with the Implementation Agreement, the Company will, and will cause each of its subsidiaries to use reasonable endeavors to conduct the business in the ordinary course, preserve intact its material assets and business organisation and maintain its material relationships with employees, patients, suppliers, distributors, regulators, customers and other persons.
In addition, during the period from 7 January 2021 until the earlier of (a) the Effective Date and (b) termination of the Implementation Agreement in accordance with its terms, except (i) as expressly required under the Implementation Agreement or as required by applicable law; (ii) with the written consent of PerkinElmer (which will not, in the case of certain of the items set forth below, be unreasonably withheld, conditioned or delayed); or (iii) as set forth in the disclosure schedule delivered in connection with the Implementation Agreement, the Company will, and will cause each of its subsidiaries not to, subject in each case to certain specified exceptions, among other things:
•	authorise or pay any dividends on or make any distribution with respect to the outstanding shares of its share capital or Awards (in cash or in kind);
•
repurchase, redeem, repay, reduce or otherwise reacquire any the Company Shares or other equity interests, or any Awards, rights, warrants or options to acquire any of the Company Shares or other equity interests;

•	create, split, adjust, combine, subdivide or reclassify any the Company Shares or other equity interests;
•
except pursuant to Awards existing as of 7 January 2021, issue, grant or sell or otherwise dispose of any additional shares of, or other equity interests in, the Company or any of its subsidiaries, or securities convertible into or exchangeable for such shares or equity interests, and except as permitted under the Implementation Agreement, issue or grant any Awards, options, warrants, calls, subscription rights or other rights of any kind to acquire such shares, other equity interests or securities;

•
adopt or implement any shareholder rights plan or similar arrangement, change the ownership of subsidiaries, or otherwise engage in any corporate restructuring, reorganisation or intercompany asset transfer, including by way of merger, consolidation or stock or asset sale;

•	amend or permit the adoption of any amendment to the Company Articles or other charter or organisational documents or the governing documents of any subsidiary;
•
acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any person or other business organisation or division thereof or any properties or assets (other than inventory or supplies in the ordinary course of business, acquisitions that do not exceed USD $100,000 individually or USD $250,000 in the aggregate, or acquisitions provided for in any budget or expenditure plan approved by the Company Board and made available to PerkinElmer prior to 7 January 2021);

•
sell or otherwise dispose (by merger, consolidation, acquisition of stock or assets or otherwise) of any corporation, partnership or other business organisation or division thereof or sell, license or otherwise dispose of any assets in excess of USD $50,000 individually or USD $200,000 in the aggregate (other than sales or dispositions of inventory or products in the ordinary course or sales of obsolete assets);

•
incur or guarantee any indebtedness in excess of USD $250,000, other than letters of credit to secure or guarantee performance under public tender processes in the ordinary course, or make any loans, capital contributions or advances to any person, other than to a wholly owned subsidiary or employee of the Company in respect of ordinary course business expenses;

•
make, incur or authorise any capital expenditure (other than those that do not exceed $250,000 in the aggregate or provided for in any budget or expenditure plan approved by the Company Board and made available to PerkinElmer prior to 7 January 2021);

•
other than ordinary course contracts with a supplier or distributor, amend or modify in any material respect, or waive any material rights under or cancel, fail to renew, voluntarily terminate, or assign any material contract, or enter into any contract which if entered into prior to 7 January 2021 would have been a material contract;

•
commence any litigation or enter into any material settlement, release, waiver or compromise of any pending or threatened litigation (other than those that do not exceed USD $100,000 individually or USD $250,000 in the aggregate and which do not impose equitable or injunctive relief, material restrictions, effects or any other obligations on the Company or its subsidiaries);

•	establish, adopt, enter into, amend or terminate any benefit plan or any plan, scheme, program, policy, agreement or arrangement that would be a benefit plan if it were in effect on 7 January 2021;
•
except as permitted by the Implementation Agreement, grant, increase, or pay any bonus, incentive, change in control, retention, severance, or termination payment or benefit, or increase the base compensation, cash bonus opportunity or other compensation of, or accelerate the vesting or payment of any payment or benefit payable to, any current or former employee, director or individual independent contractor of the Company or any of its subsidiaries, other than certain ordinary course actions or to the extent required by a benefit plan, or employment or consulting contract in effect as of, and made available to PerkinElmer prior to, 7 January 2021;

•
hire, engage, promote or terminate the employment or engagement of (other than for cause) any employee, director or individual independent contractor, in each case whose base salary, base fee or wage rates exceed USD $250,000 on an annual basis;

•	enter into any collective bargaining agreement or other agreement or understanding with any labour organisation;
•	adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalisation or other reorganisation of the Company or any of its subsidiaries;
•	enter into any new line of business;
•
license or otherwise dispose of the rights to use any material Company intellectual property rights other than ordinary course non-exclusive licenses to customers, suppliers, distributors or vendors, or disclose material trade secrets to a third party other than in the ordinary course of business pursuant to a non-disclosure or confidentiality agreement;

•	fail to maintain any material insurance policies in effect as of 7 January 2021, other than renewals or replacements with comparable coverage;
•	enter into any transaction with any Company Shareholder, other than in the ordinary course of business with employees or directors who are Company Shareholders;
•	make or adopt any change in its accounting methods, principles, practices policies or procedures, except as required by a change in GAAP;
•
other than in the ordinary course of business, make or change a material tax election, change an annual accounting period, adopt or change a material tax accounting method, amend a material tax return, apply for an agreement with a tax authority relating to tax, settle a material tax claim or assessment, surrender a right to claim a refund of material taxes, or consent to an extension or waiver of the limitation period applicable to a material tax claim or assessment relating to the filing of a material tax return or the payment of a material amount of tax;

•
fail to comply in any material respect with any applicable COVID-19 measures required by a governmental authority, other than as consistent with the ordinary course of business as of 7 January 2021 with respect to measures in effect as of such date and as are continuing; or

•	authorise any of, or agree or commit to take, any of the actions described in the foregoing list.

Directors’ and Officers’ Indemnification and Insurance
The Company and PerkinElmer have agreed that, from and after the Effective Date, PerkinElmer shall cause the Company and each of its subsidiaries to the extent permitted by applicable law:
•
to indemnify, defend and hold harmless any directors, managers, officers or employees of the Company or any of its subsidiaries and any person who was a director, manager, officer or employees of the Company or any of its subsidiaries in the six years prior to the Effective Date (collectively referred to in the Implementation Agreement as the “D&O indemnified parties”) against any liability arising in connection with or in relation to such D&O indemnified party’s position as a director, manager, officer or employee of the Company or any of its subsidiaries at least to the extent such D&O indemnified party is indemnified immediately prior to the Effective Date pursuant to the Company Articles or any indemnification or other similar contracts between such D&O indemnified party and the Company or any of its subsidiaries in effect as of 7 January 2021 and disclosed to PerkinElmer;

•
to honor and fulfill in all respects, and maintain in full force and effect, the obligations of the Company and its subsidiaries to the fullest extent permissible under applicable Law, under the Articles or the articles of association or other comparable organisational documents of the Company or any of its subsidiaries, in each case as in effect on 7 January 2021, and under any indemnification or other similar contracts in effect on 7 January 2021, to any D&O indemnified parties arising out of or relating to actions or omissions in their capacity as such occurring at or prior to the Effective Date, including in connection with the approval of the Implementation Agreement and the Acquisition; and

•
to maintain in effect for a period of six years after the Effective Date, (i) if available, the current policies of directors’ and officers’ liability insurance maintained by the Company or any of its subsidiaries immediately prior to the Effective Date for the benefit of any D&O indemnified party or (ii) to provide substitute policies of at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the D&O indemnified parties when compared to the insurance maintained by the Company and its subsidiaries as at 7 January 2021; or

•
to obtain as at the Effective Date “tail” directors’ and officers’ liability insurance policies with a claims period of six years from the Effective Date with at least the same coverage and amounts, and containing terms and conditions that are not less advantageous to the D&O indemnified parties when compared to the insurance maintained by the Company and its subsidiaries as of 7 January 2021, in the case of (i) each of the bullet points above, with respect to claims arising out of or relating to events which occurred on or prior to the Effective Date and (ii) the third and fourth bullet points above, provided that PerkinElmer shall not be required to maintain such policies if the cost exceeds three times the annual cost of the current policies of directors’ and officers’ liability insurance maintained by the Company or any of its subsidiaries immediately prior to the Effective Date.
The rights of the D&O indemnified parties under the Implementation Agreement shall be in addition to any rights such D&O indemnified parties may have under the Company Articles or other comparable organisational documents of any of the Company’s subsidiaries, or under any applicable contracts, and survive the consummation of the Acquisition and are intended to benefit, and be enforceable by, each D&O indemnified party.
Coordination on Litigation
The Company will as promptly as reasonably practicable notify PerkinElmer in writing (and shall thereafter keep PerkinElmer informed on a current basis with respect to), and will give PerkinElmer the opportunity to participate in the defence and settlement of any litigation related to the Acquisition or the transactions contemplated by the Implementation Agreement, including by providing PerkinElmer the right to review and make reasonably comments on all filings and responses to be made by the Company, and otherwise keeping PerkinElmer reasonably apprised of proposed strategy and other significant decisions with respect to such litigation. The Company will not propose or agree to settle any such litigations without PerkinElmer’s prior written consent (which consent will not be unreasonably withheld, conditioned or delayed).

Amendment and Waiver
No amendment, variation, change or addition to the Implementation Agreement will be effective or binding on any party unless made in writing and executed by or on behalf of each of the parties. No waiver of any provision of the Implementation Agreement shall be effective unless such waiver is in writing and executed by or on behalf of the party waiving such provision.
Jurisdiction; Specific Enforcement
Each of the parties irrevocably submits to the exclusive jurisdiction of the courts of England and Wales and waives any objection to any proceedings in such courts or on the grounds of venue or on the grounds that such proceedings have been brought in an inappropriate forum.
Without prejudice to any other rights and remedies which a party may have, each party acknowledges and agrees that the other party would be materially harmed by a breach of any of the provisions of the Implementation Agreement and that damages alone would not be an adequate remedy for any such breach. Accordingly, each party acknowledges that the other party will be entitled to seek the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of any provision of the Implementation Agreement and no proof of special damages will be necessary for the enforcement by a party of its rights under the Implementation Agreement.
Limitation on Remedies
In the event of the termination of the Implementation Agreement pursuant to its terms, the Implementation Agreement will be terminated, and there shall be no other liability between PerkinElmer and the Company other than in respect of those provisions that are expressed to survive termination (including in respect of the compensatory payment referred to above). However, no such termination shall relieve any party of any liability or damages to any other party resulting from any fraud or Wilful Breach of the Implementation Agreement.
Confidentiality agreement
The Company and PerkinElmer entered into a confidentiality agreement dated 23 November 2020 (being the “Confidentiality Agreement”), pursuant to which each party has undertaken to keep confidential information relating to the other and to the Acquisition and not to disclose it to third parties (with certain exceptions). These confidentiality obligations will remain in force until the fifth anniversary of the date of the Confidentiality Agreement.
8.	Documents
The Company is subject to the filing requirements of the U.S. Exchange Act, and, in accordance with the U.S. Exchange Act, is obligated to file with the SEC periodic reports, documents and other information relating to the Company’s business, financial condition and other matters. The Company’s public filings are available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.
In addition, copies of the following documents are available, subject to any restrictions relating to persons resident in Restricted Jurisdictions, at the Company’s website, www.oxfordimmunotec.com, until the Effective Date:
(i)	this document and the Forms of Proxy;
(ii)	the Company Articles and a copy of the articles of association as proposed to be amended at the General Meeting;
(iii)	the Implementation Agreement;
(iv)	the Irrevocable Undertakings;
(v)	a copy of the Announcement; and
(vi)	the Company’s annual report for the year ended 31 December 2019.
Dated: [   ] 2021

The SEC allows the Company to “incorporate by reference” documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document and later information that the Company files with the SEC will update and supersede that information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference into this document. the Company incorporates by reference the documents listed below and any documents filed by it pursuant to Section 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act after the date of this document, and before the date of the Company Shareholder Meetings:
(i)	The Company’s Form 10-K for the year ended 31 December 2019;
(ii)	The Company’s Form 10-Qs for the periods ended 31 March, 30 June and 30 September 2020; and
(iii)	The Company’s Form 8-Ks filed with the SEC on 3 April 2020, 8 April 2020, 25 June 2020, 30 November 2020 and 7 January 2021.

PART VI
SOURCES OF INFORMATION AND BASIS OF CALCULATION
In this document:
(a)	as the Latest Practicable Date, the Company had 25,575,571 Company Shares in issue;
(b)
unless otherwise stated, financial information concerning the Company has been extracted from the Company’s Form 10-K, or Annual Report for the year ended 31 December 2019 or the Company’s management sources; and

(c)	certain figures included in this document have been subject to rounding adjustments.

PART VII
DEFINITIONS
The following definitions apply throughout this document, other than in the Scheme set out at the end of this document and in the notices of the Company Shareholder Meetings, unless the context requires otherwise:

“2008 Share Incentive Plan”	the Company’s Amended and Restated 2008 Stock Incentive Plan;

“2013 Share Incentive Plan”	the Company’s 2013 Share Incentive Plan;

“Acquisition”
the proposed recommended cash acquisition by Bidco and/or its nominee (including any DR Nominee) of the entire issued and to be issued share capital of the Company, to be implemented by means of the Scheme (and, where the context admits, any subsequent revision, variation, extension or renewal of the Scheme) or by the Offer in certain circumstances described in this document;

“Action”	means any legal, arbitral, administrative, regulatory or other action, charge, suit, mediation, complaint, litigation, audit or proceeding;

“Announcement”	the announcement of the Acquisition dated 7 January 2021 by the Company and PerkinElmer;

“Bidco”	PerkinElmer (UK) Holdings Limited, a company incorporated in England and Wales under registered number 03758369;

“Broadridge”	Broadridge Financial Solutions Inc.

“Business Day”	a day (other than a Saturday, Sunday, public or bank holiday) on which banks are generally open for business in London and New York;

“Change”	means any event, circumstance, change, occurrence or effect;

“Companies Act 2006”	the Companies Act 2006, as amended, enacted under the laws of England and Wales;

the “Company” or “Oxford Immunotec”
Oxford Immunotec Global PLC, a public limited company incorporated under the laws of England and Wales with registered number 08654254 whose registered office is at 94c Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, United Kingdom;

“Company Articles”	the articles of association of Oxford Immunotec in force from time to time;

“Company Board”	the board of directors of Oxford Immunotec at the date of this document or, where the context so requires, the board of directors of Oxford Immunotec from time to time;

“Company Directors”	the directors of Oxford Immunotec as at the date of this document or, where the context so requires, the directors of the Company from time to time;

“Company Group”	means Oxford Immunotec and its subsidiaries and subsidiary undertakings from time to time;

“Company Scheme Shareholder”	a holder of Company Scheme Shares at the relevant time;

“Company Scheme Shares”	Company Shares:

(i)in issue at the date of this document;

(ii)issued after the date of this document but on or before the Scheme Voting Record Time; and

(iii)issued at or after the Scheme Voting Record Time but on or before the Scheme Record Time in respect of which the holder or any subsequent holder thereof is bound by the Scheme, or shall by such time have agreed in writing to be bound by the Scheme, and in each case, which remain in issue at the Scheme Record Time, excluding, in any case, any Company Shares held by or on behalf of PerkinElmer or the PerkinElmer Group at the Scheme Record Time;

“Company Share Plans”	(a) the 2008 Share Incentive Plan; and

(b) the 2013 Share Incentive Plan;

“Company Shareholder Helpline”	the Company Shareholder helpline, established for the purposes of the Acquisition, details of which are set out on page xix of this document;

“Company Shareholder Meetings”	the Court Meeting and the General Meeting and “Company Shareholder Meeting” shall mean any of them as the context requires;

“Company Shareholders”	the registered holders of Company Shares from time to time;

“Company Shares”	the ordinary shares of GBP 0.006705 each in the capital of Oxford Immunotec;

“Computershare”	Computershare Trust Company, N.A. of 150 Royall Street, Canton, Massachusetts 02021;

“Conditions”
the conditions to the implementation of the Acquisition as set out in Part A of Part III (Conditions to and Further Terms of the Scheme and the Acquisition) of this document and “Condition” means such one or more of them as the context may require;

“Confidentiality Agreement”	the confidentiality agreement entered into by PerkinElmer and the Company dated 23 November 2020;

“Consideration”	means US$22.00 in cash for each Company Share;

“Court”	the High Court of Justice in England and Wales;

“Court Hearing”	the hearing of the Court at which the Court Order will be sought;

“Court Meeting”
the meeting of Company Scheme Shareholders (including any adjournment thereof) to be convened by order of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving the Scheme Resolution (with or without amendment), notice of which is set out in the Notice of Court Meeting of this document;

“Court Order”	the order of the Court sanctioning the Scheme under section 899 of Part 26 of the Companies Act 2006;

“COVID-19”	COVID-19 the global coronavirus pandemic in 2019 2020 and 2021;

“COVID-19 Restrictions”
the measures implemented by the UK Government from time to time in order to address the ongoing COVID-19 pandemic, which, at the date of publication of this document, pursuant to the Health Protection (Coronavirus, Restrictions) (No. 3) and (All Tiers) (England) (Amendment) Regulations 2021, prohibit all persons in England from leaving their home or meeting others they do not live with except where necessary, together with any additional and/or alternative measures that may be put in place by the UK Government;

“DR Nominee”	any person falling within section 67(6) and section 93(3) of the U.K. Finance Act 1986, as Bidco may in its sole discretion nominate to hold Company Scheme Shares from the Effective Date;

“EDGAR”	the Electronic Data Gathering, Analysis and Retrieval system accessed at http://www.sec.gov/edgar.shtml;

“Effective”
in the context of the Acquisition (a) if the Acquisition is implemented by way of the Scheme, the Scheme having become effective in accordance with its terms, upon the delivery of the Court Order to the Registrar of Companies; or (b) if the Acquisition is implemented by way of an Offer, the Offer having been declared or becomes unconditional in all respects;

“Effective Date”
the date upon which: (a) the Scheme becomes Effective or (b) if PerkinElmer elects to implement the Acquisition by way of an Offer (in accordance with the terms of the Implementation Agreement), the Offer becomes Effective;

“Explanatory Statement”	the explanatory statement (in compliance with section 897 of Part 26 of the Companies Act 2006) relating to the Scheme, as set out in Part II (Explanatory Statement) of this document;

“Forms of Proxy”
the form of proxy labelled “COURT MEETING” for use at the Court Meeting and the form of proxy labelled “GENERAL MEETING” for use at the General Meeting, both of which accompany this document, and a “Form of Proxy” means either of them as the context requires;

“General Meeting”
the general meeting of Company Shareholders (including any adjournment thereof) convened for the purpose of considering and, if thought fit, approving the GM Resolution, by the notice set out in the Notice of General Meeting of this document;

“GM Resolution”	the special resolution to be proposed at the General Meeting in connection with the Scheme, as set out in the Notice of General Meeting of this document;

“GMT”	Greenwich Mean Time;

“Governmental Authority”
means any (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature acting under the authority of the federal or any state, local or foreign government, including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, centre, organisation, unit or body and any court, arbitrator or other tribunal, and, for clarity, any organisation accredited by a member state of the European Union to carry out certain tasks in connection with assessment procedures relating to a determination if a product to be placed on the market meets certain preordained standards;

“HMRC”	Her Majesty’s Revenue & Customs;

“Implementation Agreement”
the implementation agreement entered into on 7 January 2021 between PerkinElmer, Bidco and the Company, relating to, amongst other things, the implementation of the Acquisition, as described in paragraph 7 of Part V (Additional Information) of this document;

“Irrevocable Undertakings”	the irrevocable undertakings given by the Company Directors and the executive officers of the Company, details of which are set out in paragraph 5 of Part V (Additional Information) of this document;

“IRS”	U.S. Internal Revenue Service;

“Latest Practicable Date”	5 January 2021, being the last practicable date before publication of this document;

“Law”
any federal, state, provincial, local, municipal, foreign or other law, statute, constitution, resolution, ordinance, common law, code, edict, decree, guidance, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority or Nasdaq, or any similar provision having the force or effect of law;

“Long Stop Date”	30 June 2021, or such later date (if any) as PerkinElmer, Bidco and the Company may agree, and the Court may allow;

“Nasdaq”	the Nasdaq Stock Market;

“Offer”
if the Acquisition is implemented by way of a takeover offer (within the meaning of section 974 of the Companies Act 2006), the offer to be made by or on behalf of Bidco to acquire the entire issued and to be issued share capital of the Company not already owned by Bidco including, where the context permits, any subsequent revision, amendment, variation, extension or renewal of such offer;

“Overseas Shareholders”	Company Scheme Shareholders who are resident in, ordinarily resident in, or citizens of, jurisdictions outside the United Kingdom or the United States;

“Panel”	the U.K. Panel on Takeovers and Mergers;

“PerkinElmer”	PerkinElmer, Inc., a company incorporated in the Commonwealth of Massachusetts, USA;

“PerkinElmer Group”	PerkinElmer and its subsidiary undertakings and associated undertakings from time to time;

“Proxy Instruction”
Forms of Proxy that have been completed in accordance with the instructions set out in the Notice of Court Meeting of this document and the notes to the Notice of General Meeting of this document, respectively;

“Registrar of Companies”	the Registrar of Companies in England and Wales;

“Resolutions”	the Scheme Resolution and the GM Resolution;

“Restricted Jurisdiction”
any jurisdiction where local laws or regulations may result in risk of civil, regulatory or criminal exposure if information concerning the Acquisition is sent or made available to Company Shareholders in that jurisdiction;

“Scheme”
the scheme of arrangement proposed to be made under Part 26 of the Companies Act 2006 between Oxford Immunotec and Company Scheme Shareholders to implement the Acquisition set out in Part VIII (The Scheme of Arrangement) of this document, with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by Bidco and the Company;

“Scheme Record Time”	6.00 p.m. on the Business Day immediately prior to the Effective Date;

“Scheme Resolution”	the resolution to be proposed at the Court Meeting, as set out in the Notice of Court Meeting of this document;

“Scheme Voting Record Time”	5:00 p.m. on [ ] 2021 or if the Court Meeting is adjourned, close of business on the date that is five Business Days before the date of such adjourned meeting;

“SEC”	the U.S. Securities and Exchange Commission or any successor agency thereto;

“Takeover Code”	the City Code on Takeovers and Mergers in the United Kingdom;

“U.S. Exchange Act”	the United States Securities Exchange Act of 1934;

“United Kingdom” or “U.K.”	the United Kingdom of Great Britain and Northern Ireland;

“United States” or “U.S.”	the United States of America, its territories and possessions, any state or political subdivision of the United States of America and the District of Columbia; and

“Virtual Meeting Platform”	means a virtual meeting platform provided by Broadridge at www.virtualshareholdermeeting.com/OXFD2021SM.
All references to “GBP”, “pence”, “Sterling”, “Pounds”, “Pounds Sterling”, “p” or “£” are to the lawful currency of the United Kingdom. All references to “USD”, “$”, “US$”, “U.S. dollars”, “United States dollars” and “cents” are to the lawful currency of the United States of America.
All references to statutory provision or law or to any order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, amended, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.
All the times referred to in this document are GMT unless otherwise stated. References to the singular include the plural and vice versa.
All references to “subsidiary,” “subsidiary undertaking,” “undertaking” and “associated undertaking” have the respective meanings given to them in the Companies Act 2006.

PART VIII
THE SCHEME OF ARRANGEMENT
IN THE HIGH COURT OF JUSTICE	CR-2020-004584
BUSINESS AND PROPERTY COURTS
OF ENGLAND AND WALES
COMPANIES COURT (ChD)
IN THE MATTER OF OXFORD IMMUNOTEC GLOBAL PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006
SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

Oxford Immunotec Global PLC

and

the Company Scheme Shareholders

(as hereinafter defined)
PRELIMINARY
In this Scheme, unless inconsistent with the subject or context, the following expressions shall bear the following meanings:
“Acquisition”
the acquisition by Bidco and/or one or more of its nominees (including any DR Nominee) of the entire issued and to be issued share capital of the Company, to be implemented by means of this Scheme (and, where the context admits, any subsequent revision, variation, extension or renewal of the Scheme);

“Bidco”	PerkinElmer (UK) Holdings Limited, a company incorporated under the laws of England and Wales with registered number 03758369;

“Business Day”	a day (other than a Saturday, Sunday, public or bank holiday) on which banks are generally open for business in London and New York;

“Companies Act 2006”	the Companies Act 2006 (as amended);

the “Company”
Oxford Immunotec Global PLC, a public limited company incorporated under the laws of England and Wales with registered number 08654254 whose registered office is at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, United Kingdom;

“Company Scheme Shareholder”	a holder of Company Scheme Shares;

“Company Scheme Shares”	Company Shares:

(i) in issue at the date of this document;

(ii) issued after the date of this document but on or before the Scheme Voting Record Time; and

(iii)
issued at or after the Scheme Voting Record Time but on or before the Scheme Record Time in respect of which the holder or any subsequent holder thereof is bound by the Scheme, or shall by such time have agreed in writing to be bound by the Scheme, in each case, which remain in issue at the Scheme Record Time, and excluding any Excluded Shares at the Scheme Record Time;

“Company Shares”	the ordinary shares of GBP 0.006705 each in the capital of the Company;

“Conditions”	the conditions to the implementation of the Acquisition, as set out in Part III (Conditions to the implementation of the Scheme and to the Acquisition) of the Scheme Document;

“Court”	the High Court of Justice in England and Wales;

“Court Meeting”
the meeting of Company Scheme Shareholders to be convened by order of the Court pursuant to Part 26 of the Companies Act 2006 for the purpose of considering and, if thought fit, approving this Scheme (with or without amendment), notice of which is set out in the Notice of Court Meeting of this document, including any adjournment thereof;

“Court Order”	the order of the Court sanctioning this Scheme under section 899 of Part 26 of the Companies Act 2006;

“DR Nominee”	any person falling within section 67(6) and section 93(3) of the U.K. Finance Act 1986, as Bidco may in its sole discretion nominate to hold the Company Scheme Shares from the Effective Date;

“Effective”	this Scheme having become effective in accordance with its terms upon delivery of the Court Order to the Registrar of Companies;

“Effective Date”	the date on which this Scheme becomes Effective;

“Excluded Shares”	Any (i) Company Shares legally or beneficially held by Bidco or any member of the PerkinElmer Group or (ii) Treasury Shares;

“GBP”	the lawful currency of the United Kingdom;

“holder”	a registered holder and includes a person entitled by transmission;

“Latest Practicable Date”	[ ] 2021, being the last practicable date before the publication of this Scheme;

“members”	members of the Company on the register of members at any relevant date;

“Nasdaq”	the Nasdaq Stock Market;

“PerkinElmer”	PerkinElmer, Inc., a company incorporated in the Commonwealth of Massachusetts, USA;

“PerkinElmer Group”	PerkinElmer and its subsidiary undertakings and associated undertakings from time to time;

“Registrar of Companies”	the Registrar of Companies in England and Wales;

“Scheme”	this scheme of arrangement in its present form (with or without modification but subject to any addition or condition approved or imposed by the Court and agreed to by the Company and Bidco);

“Scheme Record Time”	6.00 p.m. (New York time) on the Business Day immediately prior to the Effective Date;

“Scheme Voting Record Time”	5:00 p.m. on [ ] 2021 or if the Court Meeting is adjourned, close of business on the date that is five Business Days before the date of such adjourned meeting;

“subsidiary” and “subsidiary” undertaking	shall be construed in accordance with the Companies Act 2006;

“Treasury Shares”	any Company Shares which are for the time being held by the Company as treasury shares (within the meaning of the Companies Act 2006);

“United Kingdom” or “U.K.”	the United Kingdom of Great Britain and Northern Ireland; and

US$	the lawful currency of the United States of America.
Where the context so admits or requires, the plural includes the singular and vice versa. All references in this Scheme to times are to times in London (unless otherwise stated).
References to Clauses and sub-Clauses are to clauses or sub-clauses of this Scheme.
A.	As at the Latest Practicable Date, the issued share capital of the Company was 25,575,571 fully paid ordinary shares of GBP 0.006705 each. There are no Treasury Shares.
B.	As at the Latest Practicable Date, no Company Shares were registered in the name of or beneficially owned by a member of the PerkinElmer Group.
C.
Bidco has agreed, subject to the satisfaction or (where applicable) waiver of the Conditions, to appear by Counsel at the hearing to sanction this Scheme and to undertake to the Court to be bound by the provisions of this Scheme and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

THE SCHEME
1.	Transfer of the Company Scheme Shares
(a)
Upon and with effect from the Effective Date, Bidco (and/or one or more of its nominees (including any DR Nominee)) shall acquire all of the Company Scheme Shares with full title guarantee, fully paid up, free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the Effective Date or thereafter attaching thereto, including voting rights and entitlement to receive and retain all dividends and/or other distributions declared, paid or made by the Company in respect of the Company Scheme Shares (if any).

(b)
For the purposes of the acquisition, the Company Scheme Shares shall be transferred to Bidco (and/or its nominee(s) (including any DR Nominee)) and to give effect to such transfers any person may be appointed by Bidco as attorney and/or agent and/or otherwise and shall be authorised as such attorney and/or agent and/or otherwise on behalf of the relevant Company Scheme Shareholder to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) of such Company Scheme Shares, and every form, instrument or instruction of transfer so executed shall be as effective as if it had been executed by the Company Scheme Shareholder thereby transferred. Such form, instrument or instruction of transfer shall be deemed to be the principal instrument of transfer and the equitable or beneficial interest in the Company Scheme Shares shall only be transferred to Bidco (and/or its nominee(s) (including any DR Nominee)) together with the legal interest in such Company Scheme Shares, pursuant to such form, instrument or instruction of transfer.

(c)
Pending the transfer of the Company Scheme Shares pursuant to clause 1(b), each Company Scheme Shareholder irrevocably appoints Bidco (and/or its nominee(s) (including any DR Nominee)) as its attorney and/or agent and/or otherwise to exercise on its behalf (in place of and to the exclusion of the relevant Company Scheme Shareholder) any voting rights attached to the Company Scheme Shares and any or all rights and privileges attaching to the Company Scheme Shares, to sign any consent to short notice of any general or separate class meetings, to execute a form of proxy in respect of its Company Scheme Shares appointing any person nominated by Bidco (and/or its nominee(s) (including any DR Nominee)) to attend any general and separate class meetings of the Company and authorises the Company to send to Bidco (and/or its nominee(s) (including any DR Nominee)) any notice, circular or other document or communication which may be sent to it as a member of the Company such that from the Effective Date, no Company Scheme Shareholder shall be entitled to exercise any voting rights attached to the Company Scheme Shares or any other rights or privileges attaching to the Company Scheme Shares.

(d)
Upon receipt of any transfer of Company Scheme Shares in favour of Bidco (and/or its nominee(s) (including any DR Nominee)) which is executed in the manner provided by clause 1(c), the Company shall register, or procure the registration of, the transferee as the holder of the Company Scheme Shares comprised in the transfer and shall effect such registration and notwithstanding that the transfer is not accompanied by the certificate for the shares so comprised.

2.	Consideration for transfer of the Company Scheme Shares
(a)
In consideration for the transfer of the Company Scheme Shares to Bidco and/or its nominees (including any DR Nominee) in accordance with clause 1, Bidco shall pay, or procure the payment of, to each Company Scheme Shareholder US$22.00 (less any applicable withholding taxes) in cash for each Company Scheme Share held by such Company Scheme Shareholder on the register of members of the Company at the Scheme Record Time.

(b)
If any dividend or other distribution (including any return of capital) is authorised, declared, made, paid or payable by the Company in respect of the Company Shares on or after 7 January 2021 and before the Effective Date, Bidco reserves the right to reduce the consideration (as set out in clause 2(a) above) by the amount of all or part of any such dividend or other distribution, except insofar as the Company Share is or will be transferred pursuant to the Acquisition on a basis which entitles Bidco alone to receive the dividend and/or distribution and/or return of capital, but if that reduction in price has not been effected, the person to whom the consideration is paid in respect of that Company Share, will be obliged to account to Bidco for the amount of such dividend and/or distribution and/or return of capital.

(c).
If Bidco reduces the consideration in accordance with clause 2(a) above, the exercise of such right shall be the subject of an announcement, and shall not constitute a revision or variation of the terms of this Scheme.

3.	Certificates and Cancellations
With effect from 7:00 a.m. on the Business Day following the Effective Date:
(i)
the Company Scheme Shareholders shall in accordance with this Scheme cease to have any rights with respect to the Company Scheme Shares, except the right to receive the consideration as set out in clause 2;

(ii)
all certificates representing Company Scheme Shares shall cease to be valid and/or have effect as documents of title to the Company Scheme Shares represented thereby and the Company Scheme Shareholders shall be bound by the request of the Company to deliver up the same to the Company, or, as it may direct, to destroy the same; and

(iii)
subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with clause 1(b) and the payment of any U.K. stamp duty thereon by Bidco (if applicable), as regards all Company Scheme Shares, the Company shall make all appropriate entries in its register of members to reflect their transfer to Bidco (and/or its nominee(s) (including any DR Nominee)).

4.	Despatch of consideration
(a)
Where, at the Scheme Record Time, a Company Scheme Shareholder holds Company Scheme Shares in their own name, settlement of any cash payment to which the Company Scheme Shareholder is entitled pursuant to the Scheme shall be sent to such Company Scheme Shareholder by cheque. Cheques shall be despatched as soon as practicable after the Effective Date, and in any event within [ ] Business Days after the Effective Date.

(b)
In the case of awards held by directors or employees of the Company exercised or settled around the same time as the Scheme becomes Effective that are share settled, such settlement shall be made by the issue of Company Shares to the relevant director or employee, so that such director or employee will be a Company Scheme Shareholder. Settlement of any cash payment to which any such director or employee is entitled as a Company Scheme Shareholder pursuant to the Scheme shall be made to the Company on behalf of the relevant director or employee to enable payment to be made through payroll subject to the deduction of any applicable exercise price, and any applicable tax, national insurance contributions (including, to the extent possible under applicable law and relevant contractual arrangements, any applicable employer’s national insurance contributions) and/or social security contributions, as soon as reasonably practicable after the Effective Date in accordance with the letters sent to them on or around the time of publication of the Scheme Document.

6.	Dividend mandates
Each mandate relating to the payment of dividends on any Company Scheme Shares and other instructions given to the Company by the Company Scheme Shareholders in force at the Scheme Record Time shall, as from the Effective Date, cease to be valid.
7.	The Effective Date
(a)	This Scheme shall become Effective as soon as the copy of the Court Order has been delivered to the Registrar of Companies.
(b)
Unless this Scheme shall become Effective on or before 11:59 p.m. on 30 June 2021 or such later date if any as the Company, PerkinElmer and Bidco may agree and the Court may allow, this Scheme shall not become Effective.

8.	Modification
Bidco and the Company may jointly consent on behalf of all concerned to any modification of, or addition to, this Scheme or to any condition which the Court may approve or impose.
9.	Governing Law
This Scheme and all rights and obligations arising out of or in connection with it, is governed by English law. Any dispute of any kind whatsoever arising out of or in connection with this Scheme, irrespective of the cause of action, including when based on contract or tort, shall be exclusively submitted to the English courts.
Dated [   ] 2021

Annex A
DATED 7 JANUARY 2021

(1) PERKINELMER, INC.

-and-

(2) PERKINELMER (UK) HOLDINGS LIMITED

-and-

(3) OXFORD IMMUNOTEC GLOBAL PLC
IMPLEMENTATION AGREEMENT
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
and
Hogan Lovells International LLP
Atlantic House
Holborn Viaduct
London EC1A 2FG

Schedule I	Irrevocable Undertakings

Schedule II	Announcement

Schedule III	Indicative Timetable

Schedule IV	Company Share Plans

Schedule V	Specified Product Candidate

Schedule VI	Knowledge Matters

Schedule 4.3	Certain Clearances

Schedule 4.7(a)	Third Party Notices

Schedule 4.7(b)	Third Party Consents

Schedule 6.4	Indemnification Agreements
Company Disclosure Letter
A-i

THIS AGREEMENT (the “Agreement”) is made on 7 January 2021
AMONG:
1.	PerkinElmer, Inc., a Massachusetts corporation (“Bidder”);
2.	PerkinElmer (UK) Holdings Limited, a private limited company incorporated in England and Wales (“Bidco” and together with Bidder, the “Acquirers”); and
3.	Oxford Immunotec Global Plc, a public limited company incorporated in England and Wales (the “Company”).
WHEREAS:
A.	The parties each desire to effect the Acquisition of the Company by Bidco on the terms and subject to the conditions set forth herein.
B.
The Company Directors have unanimously determined that the Acquisition and the other transactions contemplated by this Agreement are in the best interest of the Company and the Company Shareholders and declared it advisable to recommend the Acquisition to the Company Shareholders.

C.
The parties have agreed that the Acquisition will be implemented by means of a scheme of arrangement under Part 26 of the Act, although Bidder may, in the circumstances and subject to the conditions set out in this Agreement, elect to implement the Acquisition by means of a Takeover Offer.

D.	The Scheme will result in Bidco acquiring the entire issued and to be issued share capital of the Company (other than the Excluded Shares).
E.	The parties have agreed to take certain steps to implement the Acquisition and wish to enter into this Agreement to record their respective obligations relating to such matters.
F.
Concurrently with the execution and delivery of this Agreement, and as a condition of the willingness of Bidder and Bidco to enter into this Agreement, each of the Company Directors and the Company’s named executive officers, each of whom are listed in Schedule I, have entered into Irrevocable Undertakings, in favour of Bidder and Bidco, agreeing, among other things, to support the transactions contemplated by this Agreement and certain other matters set forth therein (collectively, the “Irrevocable Undertakings”).

IT IS AGREED:
1.	DEFINITIONS AND INTERPRETATION
1.1	In this Agreement, its recitals and Schedules, each of the following expressions shall have the following meaning:
“2008 Share Incentive Plan” means the Company’s Amended and Restated 2008 Stock Incentive Plan;
“2013 Share Incentive Plan” means the Company’s 2013 Share Incentive Plan;
“Acceptable Confidentiality Agreement” means any customary confidentiality agreement that (a) contains provisions that are substantially similar to and not less favourable to the Company than those contained in the Confidentiality Agreement and (b) does not prohibit the Company from complying with its obligations under this Agreement, including by providing any information to Bidder and/or Bidco or their respective Representatives in accordance with Clause 10; provided, however, that an Acceptable Confidentiality Agreement shall not be required to contain standstill provisions;
“Acquisition” means the acquisition by Bidder and/or Bidco of the entire issued and to be issued share capital of the Company (other than the Excluded Shares) for the Consideration, to be effected in accordance with this Agreement by means of the Scheme or, in the event that Bidder elects to proceed with such acquisition by way of a Takeover Offer in accordance with the terms of this Agreement, a Takeover Offer;
“Acquisition Proposal” means any inquiry, proposal or offer from any person or group of persons (other than Bidder or Bidco) relating to (a) any direct or indirect acquisition or purchase (including by way of a sale, lease, exchange, transfer, exclusive license or other disposition), in a single transaction or a series of related transactions, by any person or “group” (as defined in or under Section 13(d) of the Exchange Act), of (i) 15% or more of the total consolidated assets (including share capital of the Company’s subsidiaries) of the Company and its subsidiaries, taken as a whole, or (ii) shares representing 15% or more of the equity securities of the Company, (b) any takeover offer, exchange offer, tender offer, merger, consolidation, business combination, reorganisation, recapitalisation, liquidation, dissolution, share exchange or similar transaction involving the Company, other than, in each case, the Acquisition, or (c) any combination of the foregoing;
“Act” means the UK Companies Act 2006 (including the schedules thereto);
“Action” means any legal, arbitral, administrative, regulatory or other action, charge, suit, mediation, complaint, litigation, audit or proceeding;
“Action of Divestiture” has the meaning given to it in Clause 4.8.7;
“Advisers” means in relation to the Acquirers, WilmerHale and Hogan Lovells and, in relation to the Company, Covington, including (unless the context requires otherwise) partners in and directors, members and employees of such advisers;
“Affiliate” means with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person (as used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise);
“Agent” has the meaning given to it in Clause 21.1;
“Agreed Form” means in relation to any document, such document in the terms agreed among the parties as at the date of this Agreement or as may be so agreed in writing by them after the date of this Agreement, subject to any further changes as the parties may mutually agree in writing from time to time;
“Announcement” means the press announcement of an intention to proceed with the Acquisition, in Agreed Form as set out in Schedule II;
“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, the U.S. Anti-Kickback Act of 1986, the UK Bribery Act of 2012, the Anti-Bribery Laws of the People’s Republic of China and the Organisation for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, all other international anti-bribery conventions and all applicable anti-corruption or bribery Laws in any jurisdiction in which the Company or any subsidiary has conducted its business, and the related legislation, regulations and published interpretations thereunder;
“Articles” means the articles of association of the Company;
“Awards” means any grant of Company Shares or the right to receive, subscribe for or otherwise acquire one or more Company Shares under a Company Share Plan, including any award or grant of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units or other Share Based Awards, in each case, as defined in the Company Share Plan under which such Company Shares or rights were granted;
“Benefit Plan” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, and each other cash, equity or equity-based incentive, commission, pension, retirement, termination, severance, deferred compensation, health, welfare, paid time-off, compensation, benefit or similar plan, scheme, program, policy, agreement or arrangement (whether employment-related or otherwise) that is sponsored, maintained, contributed to or required to be contributed to by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries has any Liability, without regard to whether participation in, or contribution to, such plan, scheme, program, policy, agreement or arrangement is required by Law;
“Bidder Information” has the meaning given to it in Clause 6.3;
“Bidder Material Adverse Effect” means any Change that, individually or in the aggregate with all other Changes, prevents or would materially impede or impair Bidder’s ability to consummate the Acquisition;

“Bidder Offer Documents” has the meaning given to it in Clause 6.7(a);
“Business Day” means a day (other than Saturday, Sunday or a public holiday) on which banks in the City of London and New York City are open for business generally;
“Cash Consideration” has the meaning given to it in Clause 2.1;
“Change” means any event, circumstance, change, occurrence or effect;
“Circular” means the circular to be issued by the Company to the Company Shareholders setting out, among other things, the terms and conditions of the Acquisition and the notice of the Court Meeting and the General Meeting, which also constitutes a proxy statement prepared in accordance with Section 14(a) of the Exchange Act and the applicable related rules and regulations of the SEC;
“Clearances” means the expiration of any waiting period (and any extension thereof) applicable to the Acquisition, or any other clearance, approval or consent that is required, in each case under any applicable Competition Law as is required for the Acquisition to be deemed to cleared, approved or consented to under such applicable Competition Law;
“Code” means the City Code on Takeovers and Mergers (including the General Principles therein and the Appendices thereto), as from time to time amended;
“Companies Act” means the UK Companies Act 2006;
“Company Adverse Change Recommendation” has the meaning given to it in Clause 10.3.1(a);
“Company Board” means the board of directors of the Company from time to time;
“Company Board Recommendation” means the unanimous recommendation of the Company Directors to the Company Shareholders to vote in favour of the Resolutions at the Court Meeting and the General Meeting (or, in the Announcement, the statement of their intention to make such recommendation);
“Company Certifications” has the meaning given to it in Clause 11.1.10(a);
“Company Directors” means the members of the board of directors of the Company from time to time;
“Company Disclosure Letter” has the meaning given to it in Clause 11.1;
“Company Financial Adviser” means Perella or any other independent financial adviser engaged by the Company;
“Company Group” means the Company and its subsidiaries and subsidiary undertakings from time to time;
“Company Intellectual Property Rights” means any and all Intellectual Property Rights (a) owned or purported to be owned by the Company or any of its Affiliates or (b) licensed, or for which rights are otherwise granted or held for use, to the Company or any of its Affiliates by a third party, including the Licensed Intellectual Property Rights, the Owned Intellectual Property Rights, the Licensed Registered IP and the Owned Registered IP;
“Company Material Adverse Effect” means any Change that, individually or in the aggregate with all other Changes, has or would reasonably be expected to have a material adverse effect on (a) the business, assets, liabilities, capitalisation, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, other than any Change (I) arising before or on the date of this Agreement relating to the COVID-19 pandemic in and of itself, as well as any actions taken by the Company in response to the COVID-19 pandemic prior to the date of this Agreement, (II) arising after the date of this Agreement to the extent taken as a reasonable good faith response to the COVID-19 pandemic, or (III) in the case of any other such Changes, arising after the date of this Agreement, in each case to the extent resulting from (i) changes in general economic, financial market, business or geopolitical conditions, (ii) general changes or developments in any of the industries in which the Company or its subsidiaries operate, (iii) natural disasters, epidemics, pandemics or calamities (including the COVID-19 pandemic and any COVID-19 Measures taken in response thereto), (iv) changes in any applicable Laws or applicable accounting regulations or principles or interpretations thereof, (v) any failure by the Company to meet any published analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining the occurrence of a Company Material Adverse Effect), (vi) any outbreak or escalation of armed hostilities, any acts of war or terrorism, (vii) the announcement of this Agreement and the transactions contemplated hereby, and (viii) any decision by the FDA or other Health Authority with respect to (A) the Product candidate listed on Schedule V hereto, (B) any currently pending preclinical or clinical studies in respect of such Product candidate, or (C) with respect to any regulatory application or filing for approval or marketing authorization with respect to such Product candidate; provided that any Change otherwise excluded by any of the foregoing clauses (i), (ii), (iii), (iv) or (vi) shall be taken into account in determining the occurrence of a Company Material Adverse Effect to the extent disproportionately impacting the Company and its subsidiaries, taken as whole, relative to other persons operating similarly situated businesses and companies (including with respect to product lines) in the industries or markets in which the Company and its subsidiaries operate; or (b) the ability of the Company to perform its obligations under this Agreement or consummate the Acquisition or any of the other transactions contemplated hereby. For the avoidance of doubt, the parties agree that the terms “material,” “materially” and “materiality” as used in this Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meaning ascribed to Company Material Adverse Effect;
“Company SEC Documents” has the meaning given to it in Clause 11.1.10(a);
“Company Securities” has the meaning given to it in Clause 11.1.9(d);
“Company Share Plans” means the 2008 Share Incentive Plan and the 2013 Share Incentive Plan;
“Company Shareholders” means holders of the Company Shares from time to time;
“Company Shares” means ordinary shares of the Company with a par value of GBP 0.006705 each;
“Compensatory Payment” has the meaning given to it in Clause 13.2;
“Competition Law” means any Law designed or intended to prohibit, restrict or regulate mergers or acquisitions having the purpose or effect of monopolisation, restraint of trade or lessening of competition;
“Conditions” means the conditions to completion of the Acquisition set out in Clause 9 of this Agreement;
“Confidentiality Agreement” means the confidentiality agreement entered into by Bidder and the Company on November 23, 2020;
“Consideration” means USD $22.00 in cash for each Company Share (other than the Excluded Shares);
“Contract” means with respect to any person, any contract, agreement, lease, sublease, license, commitment, sale or purchase order, indenture, note, bond, loan, mortgage, deed of trust, instrument or other arrangement, whether written or oral, express or implied, to which such person is a party or by which such person or such person’s properties or assets are or purport to be bound;
“Court” means the High Court of Justice in England and Wales;
“Court Hearing” means the hearing by the Court of the petition to sanction the Scheme (and to grant the Court Order);
“Court Meeting” means the meeting of Company Shareholders (and any adjournment, postponement or reconvention thereof) to be convened by order of the Court pursuant to section 896 of the Act in order for the Company Shareholders to consider, and if thought fit approve, the Scheme;
“Court Order” means the order of the Court sanctioning the Scheme under section 899 of the Act;
“COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shutdown, closure or sequester, in each case to the extent required by any Governmental Authority in response to the COVID-19 pandemic;
“Covington” means Covington & Burling LLP;

“D&O Indemnified Parties” has the meaning given to it in Clause 6.4.1(a);
“Data Related Vendors” has the meaning given to it in Clause 11.1.25(f);
“Data Room” means the “Intralinks, Falcon” virtual data room (an index of which, as at 17:00 on January 5, 2021, is attached to the Company Disclosure Letter);
“Determination Notice” has the meaning given to it in Clause 10.3.2(c);
“Effective Date” means the date upon which:
(a)	the Scheme becomes effective in accordance with its terms; or
(b)
if Bidder elects in accordance with the terms of this Agreement to implement the Acquisition by way of a Takeover Offer, the date that the Takeover Offer becomes or is declared unconditional in all respects;

“Employees” means the employees (including executive directors) of the Company or any of its subsidiaries;
“Environmental Law” means any Law relating to pollution or protection of human health, worker health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials;
“Environmental Permit” means any Permit that is (a) held by the Company or any subsidiary or (b) required by a Governmental Authority, in each case ((a) and (b)) under any Environmental Law and necessary for the operation of the business of the Company Group;
“ERISA” means the U.S. Employee Retirement Income Security Act of 1974;
“EUA” has the meaning given to it in Clause 11.1.14(a);
“Exchange Act” means the U.S. Securities Exchange Act of 1934;
“Excluded Shares” means (a) any Company Shares legally or beneficially held by Bidder or any of its subsidiaries, and (b) any Treasury Shares;
“FDA” means the U.S. Food and Drug Administration;
“FDCA” has the meaning given to it in Clause 11.1.14(a);
“Financial Adviser” means in relation to Bidder, Guggenheim Securities, LLC (“Guggenheim”) and, in relation to the Company, Perella Weinberg UK Limited (“Perella”), including (unless the context otherwise requires) directors, officers and employees thereof;
“GAAP” has the meaning given to it in Clause 11.1.10(b);
“General Meeting” means the general meeting of the Company Shareholders (including any adjournment, postponement or reconvention thereof) to be convened in connection with the Scheme in order for the Company Shareholders to consider, and if thought fit approve, certain matters in connection with the Scheme and the Acquisition, notice of which is to be set out in the Circular;
“Governmental Authority” means any (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature acting under the authority of the federal or any state, local or foreign government, including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, centre, organisation, unit or body and any court, arbitrator or other tribunal, and, for clarity, any organisation accredited by a member state of the European Union to carry out certain tasks in connection with assessment procedures relating to a determination if a product to be placed on the market meets certain preordained standards;

“Hazardous Materials” means any waste, material, or substance that is listed, regulated or defined under any Environmental Law, including any pollutant, contaminant, pesticides, chemical substance, hazardous substance, hazardous waste, special waste, solid waste, asbestos, mold, radioactive or toxic material, polychlorinated biphenyls, petroleum or petroleum-derived substance or waste;
“Health Authority” means the Governmental Authorities which administer Health Laws including the FDA, the European Medicines Agency (EMA) and other equivalent agencies in any jurisdiction;
“Health Law” means any Law of any Governmental Authority (including multi-country organisations) the purpose of which is to ensure the safety, efficacy and quality of medicinal and pharmaceutical products and devices (and drug-device combinations) by regulating the research, development, manufacturing, processing, importation, exportation, marketing, advertising, labelling, storage, pricing and distribution of these products, including applicable Law relating to good laboratory practices, good clinical practices, investigational use, product marketing authorisation, manufacturing facilities compliance and approval, good manufacturing practices, labelling, advertising, promotional practices, safety surveillance, record keeping and filing of required reports;
“HIPAA” means, collectively, the U.S. Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191), including its implementing rules and regulations with respect to privacy, security of health information, and transactions and code sets as set forth at 45 CFR Parts 160 and 164;
“Hogan Lovells” means Hogan Lovells International LLP;
“Import and Export Control Laws” has the meaning given to it in Clause 11.1.13(d);
“Indebtedness” means any and all (a) indebtedness or other obligation for borrowed money, whether current or funded, secured or unsecured, including if evidenced by notes, bonds, debentures or other similar instruments (and including all outstanding principal, prepayment premiums and penalties, if any, and accrued interest, breakage, charges, fees and expenses related thereto), (b) the face amounts of letters of credit, (c) cash overdrafts, (d) obligations in respect of interest rate, currency or commodity swaps, collars, caps, hedges, futures Contracts, forward Contracts, options or other derivative instruments or arrangements, (e) obligations under conditional sale, title retention or similar agreements or arrangements creating an obligation with respect to the deferred purchase price of property, services, securities or assets with respect to which the Company Group is liable, primarily or secondarily, absolutely, contingently or otherwise, including all Company Group notes and “earn-out” or milestone payments, (f) any Liability secured by a Lien on the Company Group’s assets or properties, (g) capitalised lease obligations, and (h) outstanding guarantees of obligations of the type described in clauses (a) through (c) and (f) above;
“Indicative Timetable” means the indicative timetable set out in Schedule III;
“Intellectual Property Rights” means all rights, title, and interests in and to all intellectual property rights of every kind and nature however denominated, throughout the world, including: (a) patents, patent applications, invention disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof, (b) trademarks, service marks, names, corporate names, trade names, domain names, logos, slogans, trade dress, design rights, and other similar designations of source or origin, together with the goodwill symbolised by any of the foregoing, (c) copyrights and copyrightable subject matter (“Copyrights”), (d) rights in computer programs (whether in source code, object code, or other form), algorithms, databases, compilations and data, technology supporting the foregoing, and all documentation, including user manuals and training materials, related to any of the foregoing, (e) trade secrets and all other confidential information, ideas, know-how, inventions, proprietary processes, formulae, models, and methodologies (“Trade Secrets”), (f) rights of publicity, privacy, and rights to personal information, (g) moral rights and rights of attribution and integrity, (h) domain names and social media accounts and handles, (i) all applications and registrations for the foregoing, and (j) all rights and remedies against past, present, and future infringement, misappropriation, or other violation thereof;
“Internal Revenue Code” means the U.S. Internal Revenue Code of 1986, as amended;
“Intervening Event” means any material Change first occurring or arising after the date of this Agreement if and only if such event, development or change in circumstances was neither known by the Company

Board or any of those individuals listed in clause (i) of the definition of “knowledge,” nor reasonably foreseeable by any of such persons, in each case as of or prior to the date of this Agreement; provided that in no event shall the following events, developments or changes in circumstances constitute an Intervening Event: (a) the receipt, existence or terms of an Acquisition Proposal or Superior Proposal (which matters shall be addressed by and subject to Clause 10.3.3); (b) Changes in and of themselves in the market price or trading volume of the Company Shares; or (c) the fact in and of itself that the Company meets or exceeds or fails to meet or exceed internal or published projections, forecasts or revenue or earnings predictions for any period; provided, further, that the exceptions in clauses (b) and (c) shall not exclude any Change in circumstance underlying any such change in market price or trading volume, or meeting or exceeding, or failure to meet or exceed, such projections, forecasts or predictions;
“Intervening Event Notice” has the meaning given to it in Clause 10.3.3;
“Irrevocable Undertakings” has the meaning given to it in the recitals to this Agreement;
“IT Assets” means computers, computer software, firmware, middleware, servers workstations, routers, hubs, switches, and all other information technology equipment owned by the Company or licensed or leased by the Company to conduct its business pursuant to any written agreement (excluding any public networks);
“knowledge” means with respect to the Company, any matter within the knowledge of any of Peter Wrighton-Smith, Matthew McLaughlin, Janet Kidd or, solely for the purposes of Clause 11.1.10 (SEC Filings; Financial Statements), Richard Malabre, and with respect to the Acquirers, any matter within the knowledge of Joel Goldberg. In the case of the Company, such individuals will be deemed to have knowledge of a particular fact, circumstance, event or other matter if (a) such individual has actual knowledge of such fact, circumstance, event or other matter, or (b) such fact, circumstance, event or other matter would be known to Peter Wrighton-Smith had he made reasonable inquiry of his direct reports and the individual listed on Schedule VI(a), other than the individuals listed on Schedule VI(b);
“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, resolution, ordinance, common law, code, edict, decree, guidance, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority or Nasdaq, or any similar provision having the force or effect of law;
“Leased Real Property” means the real property that is leased, subleased or otherwise occupied by the Company or any of its subsidiaries;
“Liability” means any direct or indirect debt, liability, guaranty, loss, damage, deficiency, fine, cost or expense of any kind or nature (in each case, including interest thereon), whether relating to payment, performance or otherwise, known or unknown, asserted or unasserted, fixed, absolute or contingent, joint or several, accrued or unaccrued, secured or unsecured, disclosed or undisclosed, liquidated or unliquidated, due or to become due, or determined, determinable or otherwise, asserted or not asserted, vested or unvested, or executory, whenever or however arising (whether or not required to be reflected or reserved against on the financial statements of the relevant person under GAAP, if applicable);
“Licensed Intellectual Property Rights” means any and all Intellectual Property Rights (other than off-the-shelf commercially available software generally available on non-discriminatory pricing terms) that are owned by a third party and licensed or sublicensed to the Company or any of its subsidiaries, or for which the Company or any of its subsidiaries has obtained a covenant not to be sued, including all Licensed Registered IP;
“Licensed Registered IP” has the meaning given to it in Clause 11.1.17(k);
“Lien” means any mortgage, deed of trust, hypothecation, lien, license, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of any property or asset, whether voluntarily incurred or arising by operation of law or otherwise, including any Contract to give or grant any of the foregoing. For the purposes of this Agreement, a person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital or other lease or other title retention Contract relating to such property or asset;

“Long Stop Date” means 30 June 2021;
“Matching Acquisition Proposal” has the meaning given to it in Clause 10.3.2(c);
“Material Contract” has the meaning given to it in Clause 11.1.19(a);
“Minimum Acceptance Condition” has the meaning given to it in Clause 5.12(c);
“Nasdaq” means The Nasdaq Global Market;
“OFCCP” has the meaning given to it in Clause 11.1.24(l);
“Offer Document” means, if Bidder elects to effect the Acquisition by means of a Takeover Offer pursuant to Clause 5.11 and the other applicable provisions of this Agreement, the document which would be despatched by Bidder or Bidco to Company Shareholders in connection with the Takeover Offer, which will contain, inter alia, the terms and conditions of the Takeover Offer;
“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount), taking into account any acts or omissions that have been or may be taken (a) to comply with COVID-19 Measures or (b) as a reasonable good faith response to the COVID-19 pandemic, or to the extent necessary to avoid, mitigate or remediate a material adverse effect on the Company Group or their respective businesses as may result from the COVID-19 pandemic; provided that, for the avoidance of doubt, acts or omissions in response to the COVID-19 pandemic that have been or are being undertaken by the Company on or prior to the date of this Agreement constitute Ordinary Course of Business;
“Owned Intellectual Property Rights” has the meaning given to it in Clause 11.1.17(b);
“Owned Registered IP” has the meaning given to it in Clause 11.1.17(a);
“Permits” means any certificates, permits, licenses, franchises, approvals, concessions, orders, exemptions, variances, clearances, qualifications, registrations, certifications, designations, and similar authorisations from any Governmental Authority (including any Health Authority);
“Permitted Liens” means (a) any Lien for Taxes that are not due and payable or the validity of which is being contested in good faith by appropriate proceedings and are fully reserved for on the most recent balance sheet included in the Company SEC Documents filed prior to the date hereof; (b) in the case of owned real property, Liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto, which do not materially impair the value of such properties or the use of such property by the Company or its subsidiaries in the operation of their respective business and which are disclosed in any survey or other similar document or certificate provided to Bidder prior to the date hereof; (c) mechanics’, materialmen’s, and similar liens granted or which arise in the Ordinary Course of Business; (d) non-exclusive licenses of Intellectual Property Rights to customers, distributors or vendors in the Ordinary Course of Business; and (e) Liens which would not, individually or in the aggregate, materially impair the value or interfere with the use of any such property or assets by the Company Group;
“Personal Information” means data and information that relates to an identified or identifiable individual person, such as name, address, email address, photograph, IP address, and unique device identifier;
“Privacy Laws” means any applicable Laws concerning the collection, use, analysis, retention, storage, protection, transfer, disclosure and/or disposal of Personal Information, including, to the extent applicable, the EU Data Protection Directive (95/46/EC) (together with relevant national implementing legislation), the EU General Data Protection Regulation (2016/679) (together with relevant national implementing legislation, such as in the United Kingdom, the Data Protection Act 2018), HIPAA, U.S. state consumer protection Laws, state breach notification Laws, and state social security number protection Laws; the U.S. Federal Trade Commission Act; the U.S. Privacy Act of 1974; the U.S. Telephone Consumer Protection Act and the U.S. Controlling the Assault of Non-Solicited Pornography And Marketing (CAN-SPAM) Act of 2003; the U.S. Fair Credit Reporting Act and its state law equivalents, and any foreign and international privacy and data protection Laws;
“Proceedings” has the meaning given to it in Clause 20.2;

“Process” means any operation that is performed upon Personal Information whether or not by automatic means, including the access, acquisition, collection, recording, organisation, storage, alteration, retrieval, consultation, use, processing, disclosure, combination, blocking, transfer, return or destruction, and “Processed” or “Processing” shall be construed accordingly;
“Product” means any product sold, manufactured, marketed, developed or distributed by the Company or any of its subsidiaries;
“Readily Available Software Agreements” has the meaning given to it in Clause 11.1.19(a)(ix);
“Receiving Agent” means Computershare Trust Company, N.A., or any other receiving agent appointed by the Company in connection with the Acquisition, and acceptable to Bidder, in accordance with Clause 2.3;
“Receiving Agent Agreement” means the agreement pursuant to which the Receiving Agent is appointed by the Company and Bidco;
“Relevant Period” means the period between the date of this Agreement and the earlier to occur of: (a) the Effective Date, and (b) the date of termination of this Agreement in accordance with Clause 12;
“Remuneration Committee” means the remuneration committee of the Company Board;
“Representatives” means in relation to each party, its Financial Advisers, Advisers, directors, officers, employees, and agents;
“Resolutions” means the resolutions of the Company Shareholders to be proposed at the Court Meeting and the General Meeting in order to approve the Scheme, amend the Articles and certain other matters in connection with the Acquisition;
“Safety Notices” has the meaning given to it in Clause 11.1.14(l);
“Sanction Date” means the date that the Court sanctions the Scheme;
“Sarbanes-Oxley Act” means the U.S. Sarbanes-Oxley Act of 2002;
“Scheme” means the scheme of arrangement to be proposed under section 899 of the Act by the Company to the Company Shareholders to implement the Acquisition, with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by Bidco;
“Scheme Document” shall have the meaning given to it in the Announcement;
“SEC” means the U.S. Securities and Exchange Commission;
“Securities Act” means the U.S. Securities Act of 1933;
“Stamp Duty” means any stamp duty payable on the transfer of Company Shares pursuant to the Scheme, or if Bidder makes an election pursuant to Clause 5.11, the Takeover Offer;
“Stark Law” has the meaning given to it in Clause 11.1.14(n);
“Superior Proposal” means any bona fide, unsolicited written Acquisition Proposal made after the date hereof (a) on terms which the Company Board determines in good faith, after consultation with the Company Financial Adviser, to be more favourable from a financial point of view to the Company Shareholders than the Acquisition, including a price per Company Share payable in cash that is more than 5% above the Consideration, taking into account all the terms and conditions of such proposal that the Company Board reasonably considers to be appropriate, and this Agreement (including any timely proposal by Bidder to amend the terms of this Agreement) and (b) that, after consultation with outside counsel and the Company Financial Adviser, the Company Board reasonably believes in good faith is reasonably likely to be completed, taking into account all such factors as the Company Board reasonably considers to be appropriate (including financial, regulatory, legal and other aspects of such proposal such as certainty of financing and certainty of closing and likely timing for any such closing of such Acquisition Proposal); provided that, (i) for purposes of the definition of “Superior Proposal,” the references to “15% or more”

in the definition of Acquisition Proposal shall be deemed to be references to “75%” and (ii) no Acquisition Proposal shall be eligible to be determined to be a Superior Proposal if any financing required to consummate such Acquisition Proposal is not fully committed;
“Supplement” means has the meaning given to it in Clause 6.5;
“Takeover Offer” means if Bidder elects to implement the Acquisition by way of a takeover offer pursuant to Clause 5.11, the takeover offer (within the meaning of section 974 of the Act) to be made by Bidder or Bidco, to acquire the entire issued and to be issued share capital of the Company (other than the Excluded Shares) including, where the context admits, any subsequent revision, variation, extension or renewal of such offer as agreed by the parties in writing;
“Takeover Switch” has the meaning given to it in Clause 5.11;
“Tax” means all forms of taxation and statutory, governmental, state, federal, provincial, local, foreign, government or municipal charges, fees, tolls, customs, duties, imposts, contributions, levies, withholdings, or liabilities or social security or national insurance contributions of any kind wherever chargeable and in any jurisdiction (including any amount due as if it were an amount of Tax or on account of Tax) including net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, branch profits, profit share, license, lease, service, service use, value added, withholding, payroll, employment, excise, estimated, severance, stamp, occupation, premium, property, windfall profits, wealth, net wealth, net worth, export and import fees and charges, registration fees, tonnage, vessel, or other taxes, charges, fees, duties, levies, tariffs, imposts, tolls, customs, or other tax (however denominated), whether disputed or not, imposed or required to be withheld by any Tax Authority; and any penalty, fine, surcharge, interest, inflationary adjustment, additions to tax, charges, costs, or other additional amounts imposed thereon, with respect thereto, or relating thereto, in all cases, wherever and whenever imposed and regardless of whether such taxes, penalties, charges, costs and interest are directly or primarily chargeable against or attributable to the Company, any member of the Company Group or any other person and regardless of whether the Company, any member of the Company Group or any other person has or may have any right of reimbursement against any other person;
“Tax Authority” means any government, state or municipality or any local, state, federal or other fiscal, revenue, customs or excise authority, body or official or other Governmental Authority in any jurisdiction having authority in the assessment, collection or administration of Tax;
“Tax Return” means any return, report, certificate, form or similar statement or document (including any related or supporting information or schedule attached thereto and any information return, amended tax return, claim for refund or declaration of estimated tax) required or permitted to be supplied to, or filed with, a Tax Authority in connection with the determination, assessment or collection of any tax or the administration of any applicable Laws relating to any tax;
“Tax Sharing Agreement” means any existing agreement or arrangement (whether or not written) binding on any member of the Company Group as regards a Tax Authority that provide for the allocation, apportionment, sharing or assignment of any Tax Liability or benefit, excluding, for the avoidance of doubt, any Contract entered into in the Ordinary Course of Business which does not relate primarily to Taxes;
“Top Suppliers” has the meaning given to it in Clause 11.1.28;
“Transaction Documents” means this Agreement, the Announcement and the Confidentiality Agreement (and “Transaction Document” means any one of them);
“Transfer Taxes” has the meaning given to it in Clause 14.2;
“Treasury Shares” means any Company Shares which are for the time being held by the Company as treasury shares (within the meaning of the Act);
“undertaking party” has the meaning given to it in Clause 15.5;
“VAT” means (a) in relation to any jurisdiction within the European Union, the value added tax provided for in Directive 2006/112/EC and charged under the provisions of any national legislation implementing that directive or Directive 77/388/EEC together with legislation supplemental thereto; and (b) to the extent not included in (a), any value added tax imposed by the UK Value Added Tax Act 1994 and legislation and regulations supplemental thereto; and (c) any other tax of a similar nature to the tax referred to in (a) or (b), whether imposed in a member state of the European Union or the UK and whether in substitution for, or levied in addition to, the tax referred to in (a) or (b) or imposed elsewhere;
“Voting Record Time” means in relation to the Court Meeting or General Meeting, as the context requires, the date and time to be specified in the Circular by reference to which entitlement to vote at the Court Meeting or General Meeting, as the case may be, will be determined;
“WARN Act” has the meaning given to it in Clause 11.1.24(m);
“Wilful Breach” means a party’s material breach of any representation, warranty, covenant or agreement set forth in this Agreement that is a consequence of an intentional act or failure to act undertaken by the breaching party with the actual knowledge that the taking of such act, or failure to act, or making of such representation or warranty, would result in such breach; and
“WilmerHale” means Wilmer Cutler Pickering Hale and Dorr LLP.
1.2	In this Agreement:
1.2.1	the recitals and Schedules form an integral part of this Agreement and are hereby incorporated in and made a part of this Agreement as if set forth herein;
1.2.2	the table of contents and headings are for convenience only and shall not affect the meaning or interpretation of this Agreement;
1.2.3	expressions used in this Agreement shall have the same meanings as in the Act, unless the context requires otherwise or they are otherwise defined in this Agreement;
1.2.4
a reference to the provisions of applicable Law includes a reference to any provision which from time to time amends, extends, consolidates or replaces that provision and any subordinate legislation, rule or regulation made under any such provisions;

1.2.5	words denoting the singular number shall include the plural, the masculine gender shall include the feminine gender and neuter, and vice versa;
1.2.6	references to Clauses, recitals and Schedules are, unless otherwise stated, to clauses of and recitals and schedules to this Agreement;
1.2.7	references to offer and takeover offer shall be construed in accordance with the Act;
1.2.8	references to a party means a party to this Agreement and a reference to parties means each of the parties to this Agreement;
1.2.9	the expressions holding company, subsidiary and subsidiary undertaking shall have the meaning given to them in the Act;
1.2.10
references to USD, US dollars or “$” shall mean the lawful currency of the United States of America and references to GBP, pound sterling, pence or “£” shall mean the lawful currency of the United Kingdom;

1.2.11
references to persons shall include individuals, corporations (wherever incorporated), unincorporated associations (including partnerships), trusts, any form of governmental body, agency or authority, and any other organisation of any nature (in each case, whether or not having separate legal personality);

1.2.12	references to a time of day are, unless expressly stated otherwise, to London time and references to days mean calendar days unless otherwise specified;
1.2.13	the words hereof, herein and hereunder and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in the Agreement;
1.2.14	the term or is not exclusive, and the word will shall be construed to have the same meaning and effect as the word shall;

1.2.15
where this Agreement refers to information that was “made available,” “provided” or terms of similar import, that means that such information was included, and visible to Bidder and its representatives and Advisers without restriction, in the Data Room at 17:00 on January 5, 2021. The Company shall, within three (3) Business Days after the date of this Agreement, provide Bidder with an electronic copy of the Data Room as of January 5, 2021;

1.2.16	references to written notices and communications shall include notices and communications sent by email;
1.2.17	references to include and including, and variations thereof, shall be deemed to be followed by the words without limitation unless otherwise specified; and
1.2.18
a reference to any English legal term for any action, remedy, method or form of judicial proceeding, legal document, court or any other legal concept or matter will be deemed to include a reference to the corresponding or most similar legal term in any jurisdiction other than England, to the extent that such jurisdiction is relevant to the Company’s business and operations, the Acquisition or the terms of this Agreement.

1.3
In construing this Agreement, the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced or followed by the word other or including or in particular shall not be given a restrictive meaning because they are followed or preceded (as the case may be) by particular examples intended to fall within the meaning of the general words.

2.	CASH CONSIDERATION
2.1
Bidder represents, warrants and undertakes that sufficient resources will be available to Bidco at such time as Bidco is obligated to pay the Cash Consideration to the Receiving Agent in accordance with Clause 2.2, to satisfy, in full, the cash consideration requirements under and in connection with the Acquisition, including: (a) the Consideration (including any amount thereof payable to holders of Awards pursuant to this Agreement); (b) any consideration that may be payable in connection with any compulsory acquisition by Bidco of Company Shares under the Act; and (c) any Stamp Duty (the amounts described in subclauses (a) through (c), together, in aggregate, the “Cash Consideration”). In the event that the Cash Consideration is increased in accordance with this Agreement, references in this Agreement to the Cash Consideration and to the amount required to enable Bidco to satisfy the Cash Consideration in full shall be to the amount as so increased.

2.2
The Acquirers hereby represent, warrant and undertake that Bidco shall procure the payment of the portion of the Cash Consideration (other than the Stamp Duty) payable to Company Shareholders with respect to Company Shares to the Receiving Agent, in immediately available funds:

(a)
on the Business Day following (and subject to) the Effective Date, provided that the Company or the Receiving Agent (as confirmed by the Company) has notified Bidco in writing at least one Business Day prior to the Effective Date of (i) the final amount due and payable under this Clause 2.2, and (ii) all applicable wire instructions; and

(b)	in any event no later than the third Business Day following (and subject to) the Effective Date, in either case which shall constitute satisfaction of the Acquirers’ obligations to the Company Shareholders in respect of such Cash Consideration.
2.3
The Company shall consult with Bidder to the extent reasonably practicable in respect of the appointment of the Receiving Agent (including the terms of the Receiving Agent Agreement which must also be on terms reasonably acceptable to Bidder).

3.	INDICATIVE TIMETABLE
Each party shall use its reasonable endeavours to, and to cause to be done and to assist and cooperate with the other parties in doing, take all steps as are necessary, proper, advisable or desirable to implement the Acquisition in accordance with this Agreement and the Indicative Timetable.

4.	CLOSING EFFORTS AND NOTICES; CLEARANCES
General
4.1
The Company and Bidder shall promptly notify each other of (a) any written notice or other written communication (or material oral notice or communication) received by such party from any Governmental Authority in connection with the Acquisition or the other transactions contemplated hereby or from any person alleging that the consent of such person is or may be required in connection with the Acquisition or the other transactions contemplated hereby, (b) any Action commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries which relate to the Acquisition or the other transactions contemplated hereby, (c) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would cause or result in any of the conditions to the other party’s obligation to consummate the Acquisition set forth in Clause 9 not being satisfied or satisfaction of those conditions being materially delayed, or (d) in the case of the notification obligations of the Company, the occurrence or existence or any fact, event or circumstance that has had or would reasonably be expected to have a Company Material Adverse Effect or would cause or constitute a material breach of any representation, warranty, covenant or other agreement of the Company contained herein; provided, however, that the delivery of any notice pursuant to this Clause 4.1 shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement or (ii) limit the remedies available under this Agreement to the party receiving such notice; provided, further, that any failure to deliver any such notice in respect of any representation, warranty, covenant or agreement having become untrue or inaccurate or being breached shall not, in and of itself, constitute a breach of a covenant or agreement of the party required to deliver such notice for purposes of Clause 9.

4.2
The Company undertakes to Bidder to keep Bidder informed promptly of the progress towards obtaining the Clearances to which Clause 4.5 applies and, if the Company is, or becomes, aware of any matter which might reasonably be considered to be material in the context of obtaining such Clearances, the Company will as soon as reasonably practicable make the substance of any such matter known to Bidder and, so far as it is aware of the same, provide such details and further information as Bidder may reasonably request; provided that nothing in this Agreement shall obligate the Company to provide any information to Bidder which (i) is personally identifiable information of a director, officer or employee of the Company or its subsidiaries, except to Bidder’s Advisers on an external counsel basis, or (ii) Company is not permitted to provide pursuant to applicable Law or contractual obligation in effect on the date hereof (provided that the Company shall use reasonable endeavours to make substitute arrangements or permit such disclosure in a manner that would not violate such restrictions).

Clearances
4.3
Bidder shall be responsible for contacting and corresponding with Governmental Authorities in relation to the Clearances for which Bidder (either alone or jointly with the Company) is required to apply as identified in Schedule 4.3, including preparing and submitting all necessary filings, notifications and submissions as soon as reasonably practicable. Bidder shall consult with the Company to the extent reasonably practicable and keep the Company updated as to progress towards obtaining such Clearances.

4.4
The Company undertakes to cooperate with Bidder in relation to the Clearances for which Bidder (either alone or jointly with the Company) is required to apply and to assist Bidder in communicating with any Governmental Authority in relation to such Clearances (including by submitting any necessary filings, notifications and submissions) and promptly to provide such information and assistance to Bidder as Bidder may reasonably require for the purposes of obtaining any such Clearance and for the purpose of making a submission, filing or notification to any Governmental Authority in connection with any such Clearance as soon as reasonably practicable.

4.5
The Company shall be responsible for contacting and corresponding with Governmental Authorities in relation to all Clearances other than those set forth in Schedule 4.3, including preparing and submitting all necessary filings, notifications and submissions as soon as reasonably practicable. The Company shall consult with Bidder to the extent reasonably practicable and keep Bidder updated as to progress towards obtaining such Clearances.

4.6
Bidder undertakes to cooperate with the Company in relation to the Clearances for which the Company alone is required to apply and to assist the Company in communicating with any Governmental Authority in relation to such Clearances (including by submitting any necessary filings, notifications and submissions) and promptly to provide such information and assistance to the Company as the Company may reasonably require for the purposes of obtaining any such Clearance and for the purpose of making a submission, filing or notification to any Governmental Authority in connection with any such Clearance as soon as reasonably practicable.

4.7
Subject to the terms and conditions of this Agreement (including Clause 4.8.7), each party shall use all reasonable endeavours to: (a) make all filings (if any) and give all notices (if any) required to be made or given by such party pursuant to any Contract listed in Schedule 4.7(a) in connection with the Acquisition; (b) seek any consent required to be obtained pursuant to any Contract listed in Schedule 4.7(b) by such party in connection with the Acquisition (provided that neither the Company nor any of its subsidiaries shall be required to make any payments in excess of USD $10,000 individually or USD $100,000 in the aggregate (other than required filing fees or expense reimbursements) to third parties to secure any such consent, unless such payment is conditioned upon, and only due subject to, consummation of the Acquisition); and (c) seek to lift any restraint, injunction or other legal bar to the Acquisition brought by any third person against such party;

4.8	Without prejudice to Clauses 4.3, 4.4, 4.6 and 4.7, each party undertakes to the other party:
4.8.1
to provide the other party, as promptly as reasonably practicable and in any event before any applicable deadline or due date, all such information as may reasonably be required by the other party to assist it in determining in which jurisdictions any Competition Law, Health Law or other filing with a Governmental Authority may be necessary or desirable for the purpose of obtaining the Clearances and to provide all such other assistance as may reasonably be required by the other party in connection with obtaining the Clearances for which that party is, pursuant to Clauses 4.3 and 4.5, responsible for applying, including assistance in connection with such pre-notification contacts with Governmental Authorities as the other party reasonably considers desirable;

4.8.2
to provide the other party with a copy, in draft form, of each filing, notification or request for consent under any Competition Law, Health Law or other applicable Law as may be necessary or desirable for the purpose of obtaining the Clearances, and to give such other party a reasonable opportunity to comment before it is filed with the relevant Governmental Authority, and to incorporate all reasonable comments timely made by the other party in this respect;

4.8.3
to take all such steps and make as promptly as reasonably practicable and within applicable deadlines and due dates such filings with all appropriate Governmental Authorities, jointly or separately, as are necessary or reasonably desirable to obtain the Clearances;

4.8.4
subject to applicable Law, promptly to provide the other party with a copy, in draft form, of any substantive communications with any Governmental Authority in connection with obtaining the Clearances or in connection with the Acquisition, and to give such other party a reasonable opportunity to comment before such communication is made to the relevant Governmental Authority, and to consider in good faith all reasonable comments timely made by the other party in this respect; provided that nothing in this Agreement shall oblige any party to provide any information to the other parties which is personally identifiable information of a director, officer or employee of the disclosing party, except to the other party’s Advisers on an external counsel basis;

4.8.5
subject to applicable Law, to use reasonable endeavours to procure that each party and its Representatives are able to attend any significant meetings or hearings and participate in any substantive discussions with any Governmental Authority in connection with obtaining the Clearances; provided that Bidder shall be permitted to take the lead in all joint meetings and communications with Governmental Authorities in connection with the Clearances and shall be consulted in the event of any communication or appearance with any Governmental Authority in connection with the Acquisition;

4.8.6	if necessary, negotiate with any Governmental Authority in relation to any undertakings, commitments or assurances which may be necessary to obtain the Clearances; and

4.8.7
if any Clearances are required prior to the date of the Court hearing, Bidder and the Company shall use reasonable endeavours to obtain the Clearances set forth in Schedule 4.3 as soon as practicable and in any event, prior to the date of the Court Hearing as set out in the Indicative Timetable, or such later date as may be agreed between the parties in writing. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Bidder be obligated to, and the Company shall not agree with a Governmental Authority without the prior written consent of Bidder, to divest or hold separate, or enter into any licensing or similar arrangement with respect to, any material assets (whether tangible or intangible) or any material portion of any business of Bidder, the Company or any of their respective subsidiaries (any such action, an “Action of Divestiture”). The Company shall not be entitled to state or suggest that Bidder is prepared to provide or agree to particular undertakings or requirements without the prior written consent of Bidder.

5.	IMPLEMENTATION OF THE ACQUISITION
Issue of Circular
5.1
The Company shall file with the SEC the Circular containing a preliminary proxy statement as soon as reasonably practicable and in any event no later than ten (10) Business Days after the date of this Agreement (or such later date as the Company and Bidder may agree in writing). The Company shall provide Bidder with reasonable opportunity to review and comment upon the Circular and any other document relating to the Acquisition and/or this Agreement before it is filed with the SEC and the Company shall include all reasonable additions, deletions, or changes thereto suggested by Bidder. With respect to any Bidder Information set forth in the Circular, the Company shall not file, amend, supplement or disseminate the Circular (or any other document, supplement or filing which contains Bidder Information) without the prior consent of the Bidder (which consent shall not be unreasonably withheld, conditioned or delayed). Thereafter, the Company shall:

5.1.1
promptly notify Bidder of the receipt of any written or oral comments of the SEC with respect to the Circular or any request by the SEC for amendment of the Circular and shall respond as promptly as reasonably practicable to any such comments after providing Bidder reasonable opportunity to review and comment on any draft correspondence or revised Circular and incorporation of any reasonable comments from Bidder; and

5.1.2
file with the SEC the Circular containing a definitive proxy statement and disseminate (including by mailing) such Circular to Company Shareholders as promptly as reasonably practicable following the court hearing to convene the Court Meeting and in any event within five (5) Business Days following the date it has cleared comments received from the SEC, if any, or the date on which the SEC confirms that it has no further comments on the proxy statement, as the case may be.

5.2
Following the date of this Agreement the Company shall take all action necessary under all applicable Laws to (a) duly call and give notice of the Court Meeting and the General Meeting, and (b) cause the Court Meeting and the General Meeting to be convened as promptly as practicable following the date of mailing of the Circular (including the proxy statement), in accordance with applicable Law, including the rules and regulations of the SEC and Nasdaq. The Company agrees that, unless this Agreement shall have been validly terminated in accordance its terms, its obligation to hold the General Meeting pursuant to this Clause 5.2 shall not be affected by the commencement, public proposal, public disclosure or communication of any Acquisition Proposal.

5.3
The Company shall cause all documents that it is responsible for filing with the SEC or other Governmental Authorities under this Clause 5 to comply with all applicable requirements of Law. If, at any time prior to the Effective Date, any information should be discovered by the Company or Bidder that should be set forth in an amendment or supplement to the Circular, so that the Circular would not contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall promptly be filed by the Company with the SEC and, to the extent required under applicable Law, disseminated by the Company to the Company Shareholders; provided that the delivery of such notice and the filing of any such amendment or supplement shall not affect or be deemed to modify any representation or warranty made by any party hereunder or otherwise affect the remedies available hereunder to any party.

5.4	Unless this Agreement is validly terminated in accordance with the terms of this Agreement, the Company will procure that the Circular includes the Company Board Recommendation.
Implementation of the Transaction
5.5
The Acquisition shall entail the acquisition by Bidder of the entire issued share capital of the Company (other than the Excluded Shares) by way of the Scheme, in each case with full title guarantee and beneficial ownership, fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the date of this Agreement or thereafter attaching thereto.

5.6	Subject to the satisfaction or waiver of the Conditions set forth in Clause 9, Bidder will undertake to be bound by the Scheme.
5.7
The Company undertakes to implement the Scheme in accordance with and subject to the terms of and conditions of this Agreement (and in consultation with Bidder), and the Indicative Timetable set out in this Agreement and the Company shall, except as otherwise agreed in writing by Bidder and subject always to applicable Law and to any order of the Court, take or cause to be taken all such steps as are necessary to implement the Scheme in accordance with this Agreement.

5.8
The obligation of the parties to complete the Scheme (or, if Bidder elects to implement the Acquisition by way of a Takeover Offer pursuant to Clause 5.11, the Takeover Offer) is subject to satisfaction or, where permitted or required under this Agreement, waiver of the Conditions by Bidder or, to the extent expressly contemplated hereby, the Company, as applicable. Bidder shall appear by counsel at the Court Hearing (either individually or jointly with the Company) to undertake to be bound by the Scheme following the satisfaction (or, where permitted or required under this Agreement, waiver by Bidder or the Company, as applicable) of the Conditions (excluding any Condition capable of satisfaction only at or after the Court Hearing).

5.9
Bidder undertakes that by 9:00 a.m. on the date of the Court Hearing it shall deliver a notice in writing to the Company either: (a) confirming the satisfaction or waiver of all Conditions; or (b) identifying the Condition or Conditions which have not been satisfied, and providing reasonable details of circumstances which Bidder considers to entitle it to treat any such Condition or Conditions as not being satisfied.

5.10
The Company shall adjourn the implementation of the Scheme to a date agreed with Bidder and the Court to the extent that any of the Conditions in Clause 9 have not been satisfied (or, where permitted or required under this Agreement, waived by Bidder or, to the extent expressly contemplated hereby, the Company, as applicable), as identified in the notice delivered pursuant to Clause 5.9, by 9:00 a.m. on the date of the Court Hearing.

5.11
Notwithstanding any other provision of this Agreement, Bidder may elect to implement the Acquisition by way of a Takeover Offer rather than by way of the Scheme (such election which satisfies either clause (a) or (b) below being a “Takeover Switch”) if, and only if:

(a)	the Company provides its prior written consent at any time; or
(b)
a bona fide third party announces a firm intention to make an offer for the issued and to be issued share capital of the Company and after consultation with the Company, the Bidder provides written confirmation within five (5) Business Days of its desire to make a Takeover Switch and the Company has not made a Company Adverse Change Recommendation in accordance with, and subject to the provisions of, Clause 10.3.

5.12	In the event of a Takeover Switch undertaken pursuant to Clause 5.11:
(a)
the Company shall promptly withdraw the Scheme and the provisions of this Agreement shall continue to apply but shall be deemed to be amended with immediate effect (without the need for the parties to enter into any amendment agreement) such that the parties obligations shall be deemed to apply in a manner which is commensurate with the Acquisition being implemented by means of a Takeover Offer in place of the Scheme, mutatis mutandis;

(b)
the Takeover Offer will be conducted in compliance with the tender offer rules applicable under the Exchange Act and the Securities Act, including the requirement that such Takeover Offer be open for a period of at least twenty (20) Business Days;

(c)
the Conditions set out in Clause 9.3 will be replaced with an acceptance condition that shall be set at not less than 90 percent of the Company Shares, or such other percentage as may be agreed between the parties in writing, being in any case more than 50 percent of the Company Shares (the “Minimum Acceptance Condition”);

(d)
other than the Conditions set out in Clause 9.3, the conditions of the Takeover Offer shall be the Conditions, unless the parties agree otherwise in writing or with any modifications or amendments to such Conditions which are necessary as a result of the Takeover Switch;

(e)
Bidder shall keep the Company reasonably informed, on a confidential basis, and to the extent known to Bidder, and within three (3) Business Days following receipt of a written request from the Company, of the number of Company Shares that have validly returned their acceptance or withdrawal forms or incorrectly completed their withdrawal or acceptance forms and the identity of the corresponding Company Shareholders;

(f)
Bidder shall effect such amendments as are necessary or desirable by reason of the Takeover Switch to the existing filings, notifications and submissions made by it in order to obtain the Clearances to which Clause 4.3 applies (or shall make appropriate supplementary filings, notifications or submissions); and

(g)
the Company shall effect such amendments as are necessary or desirable by reason of the Takeover Switch to the existing filings, notifications and submissions made by it in order to obtain the Clearances to which Clause 4.5 applies (or shall make appropriate supplementary filings, notifications or submissions).

5.13
In the event of a Takeover Switch, Bidder’s and Bidco’s obligations to accept for payment Company Shares validly tendered (and not validly withdrawn) pursuant to the Takeover Offer shall be subject to the satisfaction or waiver of each of the Conditions, including the Minimum Acceptance Condition. Bidder and Bidco expressly reserve the right, in their sole discretion, to (a) increase the Consideration, (b) waive any Condition applicable to the Takeover Offer (other than the Minimum Acceptance Condition), (c) extend the expiration date of the Takeover Offer (but not to a date that is later than the Long Stop Date) or (d) modify any other terms or conditions of the Takeover Offer to the extent not inconsistent with the terms of this Agreement.

5.14
In the event of a Takeover Switch, this Agreement shall continue in force until terminated pursuant to Clause 12, and shall be construed as far as possible to give effect to the intentions of the parties under this Agreement.

6.	DOCUMENTATION, INFORMATION AND UNDERTAKINGS
6.1	The Company undertakes to:
6.1.1
prior to the General Meeting and Court Meeting, keep Bidder informed of the number of proxy votes received in respect of the Resolutions and promptly to provide Bidder with details of any material changes to the Company’s shareholder and other statutory registers which occur prior to the Effective Date;

6.1.2
cooperate with and provide such details to Bidder and its Advisers in relation to the Company Share Plans and Awards thereunder as Bidder or its Advisers may reasonably request and to deliver to the participants under the Company Share Plans a notice in the form mutually agreeable to the Company and Bidder of the treatment of the awards under such Company Share Plans in the Acquisition (including the provisions of Schedule IV);

6.1.3
cause to be adopted such Resolutions, and cause such other actions to be taken, as may be reasonably required to effectuate the provisions of this Agreement with respect to the treatment of the Company Share Plans and the Awards;

6.1.4
coordinate with Bidder for the purpose of obtaining any Tax clearances that Bidder may reasonably require to be obtained in connection with the registration of the Scheme Document with the UK registrar of companies, to provide drafts of any such application for clearance and take into account Bidder’s reasonable comments and not to despatch any application for such clearance without the prior written consent of Bidder (not to be unreasonably withheld or delayed);
6.1.5
coordinate with Bidder for the purpose of obtaining any clearances that Bidder may reasonably require to be obtained in connection with the UK stamp duty or stamp duty reserve tax treatment of the Scheme and the Acquisition, to provide reasonable cooperation and information within the Company’s possession or control reasonably required for such clearance (including permitting DTC or its agents to cooperate with such clearance), subject to Bidder reimbursing any out-of-pocket costs of the Company reasonably and properly incurred in taking such steps (including irrecoverable VAT), and provided that Bidder shall provide drafts of any such application for clearance and take into account the Company’s reasonable comments and not dispatch any applications for clearance without the prior written consent of the Company (not to be unreasonably withheld or delayed);

6.1.6
cooperate with any reasonable requests by Bidder for the purposes of allowing Company Shares to be transferred to a depositary receipt issuer in connection with the Scheme or Acquisition, subject to Bidder reimbursing any out-of-pocket costs of the Company reasonably and properly incurred in taking such steps (including irrecoverable VAT); and

6.1.7	take any action not otherwise contemplated under this Agreement and which is reasonably requested by Bidder to implement the Acquisition.
6.2
None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Announcement or Circular will, at the date it is first publicly disseminated and, in the case of the Circular, mailed to the Company Shareholders, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made therein not false or misleading in light of the circumstances under which they are made. The Circular will comply as to form in all material respects with the requirements of the Exchange Act and the Companies Act. No representation is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Bidder or Bidco for inclusion or incorporation by reference therein.

6.3
Bidder undertakes to provide reasonably promptly to the Company all such information about itself and Bidco as may be reasonably requested by the Company for inclusion in the Circular and the Announcement (together with any information provided by Bidder pursuant to Clause 6.5, “Bidder Information”). None of the Bidder Information will, at the date it is first publicly disseminated and, in the case of the Circular, mailed to the Company Shareholders or at the time of the General Meeting, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made therein not false or misleading in light of the circumstances under which they are made. No representation is made by Bidder with respect to statements made or incorporated by reference therein based on information supplied by the Company for inclusion or incorporation by reference therein.

6.4	Directors’ and Officers’ Indemnification and Insurance
6.4.1	From and after the Effective Date, Bidder shall cause the Company and each of its subsidiaries to the extent permitted by applicable Law:
(a)
honor and fulfill in all respects, and maintain in full force and effect, the obligations of the Company and its subsidiaries to the fullest extent permissible under applicable Law, under the Articles or the articles of association or other comparable organisational documents of the Company or any of its subsidiaries, in each case as in effect on the date hereof, and under any indemnification or other similar Contracts in effect on the date hereof, and disclosed in Clause 6.4 of the Company Disclosure Letter, to any directors, managers, officers or employees of the Company or any of its subsidiaries and person who was a director, manager, officer or employee of the Company or any of its subsidiaries (in each case whose indemnification agreement is disclosed in Clause 6.4 of the Company Disclosure Letter) in the six (6) years prior to the Effective Date (collectively, the “D&O Indemnified Parties”) arising out of or relating to actions or omissions in their capacity as such occurring at or prior to the Effective Date, including in connection with the approval of this Agreement and the Acquisition; and

(b)
indemnify, defend and hold harmless any D&O Indemnified Parties against any liability arising in connection with or in relation to such D&O Indemnified Party’s position as a director, manager or officer of the Company or any of its subsidiaries, to the extent such D&O Indemnified Party is indemnified immediately prior to the Effective Date pursuant to the Articles or any deed of indemnity or other agreement between such D&O Indemnified Party and the Company or any of its subsidiaries and listed on Schedule 6.4.

6.4.2
Bidder shall, or shall cause the Company or one of its subsidiaries to, (a) maintain in effect for a period of six (6) years after the Effective Date, if available, the current policies of directors’ and officers’ liability insurance maintained by the Company or its applicable subsidiaries immediately prior to the Effective Date for the benefit of any D&O Indemnified Party or (b) provide substitute policies of at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the D&O Indemnified Parties when compared to the insurance maintained by the Company and its subsidiaries as of the date of this Agreement. Bidder’s obligations under this Clause 6.4.2 shall be deemed to be satisfied if Bidder or the Company obtains as of the Effective Date “tail” directors’ and officers’ liability insurance policies with a claims period of six (6) years from the Effective Date with at least the same coverage and amounts, and containing terms and conditions that are not less advantageous to the D&O Indemnified Parties when compared to the directors’ and officers’ liability insurance maintained by the Company and its subsidiaries as of the date of this Agreement, with respect to claims arising out of or relating to events which occurred on or prior to the Effective Date; provided that Bidder shall not be required to maintain such policies if the applicable premium amount exceeds 300% of the annual premium amount of the current policies of directors’ and officers’ liability insurance maintained by the Company or any of its subsidiaries immediately prior to the Effective Date. If such insurance coverage cannot be obtained at an annual premium equal to or less than such amount, Bidder shall obtain such insurance coverage (or “tail” coverage) with the greatest coverage available, with respect to matters occurring prior to the Effective Date, for a cost not exceeding such amount.

6.4.3
The rights of each D&O Indemnified Party under this Clause 6.4 shall be in addition to any rights such D&O Indemnified Party may have under the Articles or the articles of association or other comparable organisational documents of the Company or any of its subsidiaries or under any indemnification or other similar Contracts. These rights shall survive consummation of the Acquisition and are intended to benefit, and shall be enforceable by, each D&O Indemnified Party.

6.5
If any supplemental circular, proxy statement (or related materials) or document is required to be published by the Company in connection with the Acquisition or, subject to the prior written consent of Bidder, any variation or amendment to the Acquisition (a “Supplement”), Bidder shall, as soon as reasonably practicable, provide such cooperation and information (including such information as is necessary for the Supplement to comply with all applicable Law) as may be required under applicable Law or reasonably requested by the Company in order to finalise the relevant Supplement. The Company shall submit or procure the submission of drafts and revised drafts of any Supplement to Bidder in reasonable time for review and shall incorporate any reasonable comments from Bidder in relation thereto.

6.6
From the date hereof to the Effective Date or the earlier termination of this Agreement, upon reasonable prior written notice, the Company shall, and shall cause its subsidiaries and its and their respective officers, directors, managers, employees and representatives to, afford to Bidder reasonable access during normal business hours, consistent with applicable Law, to the respective officers, employees, properties, offices, other facilities and books and records of the Company and its subsidiaries, and shall furnish Bidder with all financial, operating and other data and information as Bidder shall reasonably request in writing. Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Company or its subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by the employees of the Company or its subsidiaries of their normal duties. Neither the Company nor any of its subsidiaries shall be required to provide access to or to disclose information where such access or disclosure (a) would constitute a waiver of or jeopardize the attorney-client or other privilege held by the Company, (b) cannot be conducted in a manner so as to avoid jeopardizing the health and safety of any Employee or representative of the Acquirers as it relates to the COVID-19 pandemic or otherwise contravene any COVID-19 Measures, or (c) otherwise violate any applicable Law; provided that (i) the Company shall use its reasonable best efforts to provide such access or disclose such information in a manner that would not result in any of the consequences referred to in any of the foregoing clauses (a) through (c) (including, with respect to clause (b), providing Bidder and its Representatives with electronic access to materials, documents or personnel which are, or can be made, readily available in such format), and (ii) in the event that the Company relies on this sentence to withhold access or disclosure pursuant to clause (a) or (c), the Company shall, to the extent permitted by Law and the protection of such attorney-client privilege, promptly notify Bidder of the nature of the withheld information. The terms and conditions of the Confidentiality Agreement shall apply to any information obtained by Bidder, Bidco, their Affiliates, Advisers and other Representatives in connection with any investigation conducted or information obtained pursuant to the access contemplated by this Clause 6.6.
6.7	In the event of a Takeover Switch:
(a)
the Company shall provide Bidder such information and cooperation (including access to the Company and its personnel) as may be required or reasonably be requested by Bidder in connection therewith (including by taking such actions and providing such information as is consistent with the issuance of the Circular under Clauses 5.1 through 5.4 of this Agreement), and Bidder shall prepare the Offer Document, and any required prospectus, circular or document (together, the “Bidder Offer Documents”) and shall use all reasonable endeavours to cause any prospectus, tender offer statement (including on Schedule TO) or registration statement to be approved for publication and, solely to the extent applicable, declared effective by the SEC. In preparing the Bidder Offer Documents, Bidder shall submit, or procure the submission of drafts and revised drafts of, the Bidder Offer Documents to the Company for review, and shall incorporate the Company’s reasonable comments in relation thereto.

(b)
The Company shall file a Solicitation/Recommendation Statement in Schedule 14D-9 (together with all exhibits, amendments and supplements thereto) which shall be filed on the same date that Bidco files its Bidder Offer Documents, and such Schedule 14D-9 shall include the Company Board Recommendation.

(c)
The Company shall cause its transfer agent to promptly furnish Bidder and Bidco with mailing labels, security position listings, any non-objecting beneficial owner lists and any available listings or computer files containing the names and addresses of the record holders of Company Shares as of the most recent practicable date and shall furnish Bidder and Bidco with such additional available information (including periodic updates of such information) and such other assistance as Bidder, Bidco or their Representatives may reasonably request in communicating the Takeover Offer to the record and beneficial holders of Company Shares.

6.8
As soon as practicable, but in no event later than ten (10) Business Days after the date hereof, the Company will make available to Acquirer true and correct copies of preliminary calculations (based on the assumptions set forth in the applicable calculations) with respect to each “disqualified individual” (within the meaning of Section 280G of the Internal Revenue Code) who is reasonably likely to receive payments or benefits in connection with the Scheme that would not be deductible under Section 280G of the Internal Revenue Code or would be subject to the excise tax under Section 4999 of the Internal Revenue Code, calculating the amount which would not be deductible and/or the amount of the excise tax.

6.9
Upon execution of this Agreement, the Company will deliver to the Acquirers an extract of the resolutions of the Company Directors pursuant to which the Acquisition was approved and the Company Board Recommendation was given.

6.10
Prior to the Effective Date, the Company shall deliver resignation letters in Agreed Form from the directors and/or secretary (if any) of the applicable members of the Company Group (other than any such resignations which Bidder designates, by written notice to the Company, as unnecessary).

6.11
At or immediately prior to the Effective Date (subject to the Effective Date taking place), the Company will procure that at a duly convened meeting of the Company Board (or a duly appointed committee thereof) it will be resolved that:

6.11.1	the Acquisition and the Scheme will be approved for registration at Companies House and in the Company’s shareholder and other statutory registers;

6.11.2	any resignations pursuant to Clause 6.10 will be accepted and approved;
6.11.3
any appointments of directors and/or secretary (if any) to the boards of the applicable members of the Company Group, the identity of whom Bidder notifies the Company prior to the Effective Date, will be approved; and

6.11.4
the disposition of any Company Shares (including derivative securities) pursuant to the Acquisition by each individual who is subject to Section 16 of the Exchange Act as an officer or director of the Company will be exempt under Rule 16b-3 promulgated under the Exchange Act to the fullest extent available.

7.	COMPANY SHARE PLANS
Each party undertakes to take the relevant steps and other actions provided for in Schedule IV in relation to the Company Share Plans.
8.	ANNOUNCEMENT
The initial press releases relating to this Agreement shall be the Announcement issued by the Company and the Bidder and, except as required by Law, thereafter Bidder and the Company shall consult with, and seek the written consent of, each other before issuing any further press release(s) or otherwise making any public statement with respect to the transactions contemplated by this Agreement; provided that a party will not need to consult with, or seek the consent of, the other party, with respect to (a) communications that are consistent with previous releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other party) or (b) communications in connection with the receipt and existence of an Acquisition Proposal and matters related thereto or a Company Adverse Change Recommendation and matters related thereto (subject to compliance with Clauses 10.2 and 10.3).
9.	CONDITIONS
9.1
The obligations of each of the Acquirers to consummate the Acquisition is subject to the satisfaction of the following conditions precedent, each of which may be waived in writing in the sole discretion of Bidder, except to the extent such waiver is not permitted by applicable Law:

9.1.1
No Law shall have been enacted, issued, enforced or entered into, and no preliminary or permanent injunction, judgment or ruling shall have been issued by any Governmental Authority that, in either case, is in effect and enjoins, restrains, prevents or prohibits or otherwise makes illegal the Acquisition or any of the other transactions contemplated by this Agreement.

9.1.2
No Action by any Governmental Authority shall be pending seeking any relief that has or would have the effect of (a) preventing consummation of the transactions contemplated by this Agreement, (b) causing the transactions contemplated by this Agreement to be rescinded following consummation of such transaction or (c) having, individually or in the aggregate, a Company Material Adverse Effect.

9.1.3	All Clearances required for the consummation of the Acquisition as identified in Schedule 4.3 shall have been obtained.
9.1.4
(i) The representations and warranties set forth in Clause 11.1.1 (Corporate Existence and Power), Clause 11.1.2 (Subsidiaries), Clause 11.1.3 (Organisational Documents), Clause 11.1.4 (Corporate Authorisation), Clause 11.1.5 (Binding Obligations), Clause 11.1.7(a) (Non-Contravention of Organisational Documents), Clause 11.1.9(c) – (e) (Capitalisation) and Clause 11.1.23 (Finders’ Fees) shall be true and correct in all respects (in the case of any such representation or warranty qualified by materiality or Company Material Adverse Effect) or in all material respects (in the case of any such representation or warranty not qualified by materiality or Company Material Adverse Effect) as of the date of this Agreement and as at 11:59 p.m. (London time) on the date immediately preceding the date of the Court Hearing, as though made as at 11:59 p.m. (London time) on the date immediately preceding the date of the Court Hearing (except to the extent such representations and warranties are made as of an earlier date, in which case as of such earlier date), (ii) the representations and warranties set forth in Clause 11.1.9(a) and (b) (Capitalisation) shall be true and correct in all respects, other than de minimis inaccuracies, as of the date of this Agreement and as at 11:59 p.m. (London time) on the date immediately preceding the date of the Court Hearing, as though made as at 11:59 p.m. (London time) on the date immediately preceding the date of the Court Hearing

(except to the extent such representations and warranties are made as of an earlier date, in which case as of such earlier date) and (iii) each of the other representations and warranties of the Company set forth in Clause 11.1 shall be true and correct as of the date of this Agreement and as at 11:59 p.m. (London time) on the date immediately preceding the date of the Court Hearing, as though made as at 11:59 p.m. (London time) on the date immediately preceding the date of the Court Hearing (except to the extent such representations and warranties are made as of an earlier date, in which case as of such earlier date), except in the case of this subclause (iii) where such failure(s) to be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) has(ve) not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
9.1.5
The Company shall have performed or complied in all material respects with all obligations, agreements and covenants required by this Agreement to be performed or complied with by it at or prior to 9:00 a.m. (London time) on the date of the Court Hearing.

9.1.6	Since the date of this Agreement, there shall not have occurred any Change that has had or would reasonably be expected to result in a Company Material Adverse Effect.
9.1.7
The Company shall have delivered to Bidder a certificate, effective as of 9:00 a.m. (London time) on the date of the Court Hearing and signed by the chief executive officer and chief financial officer of the Company, certifying that the conditions in Clauses 9.1.4 through 9.1.6 have been satisfied.

9.2
In addition to Clause 9.1, the Acquisition will be conditional upon the Scheme becoming unconditional and becoming effective, by no later than 11:59 p.m. (London time) on the Long Stop Date. The Scheme will not take effect until the conditions set forth in Clause 9.1 have been satisfied or, to the extent permitted by applicable Law, waived by Bidder.

9.3	In addition to Clause 9.1, the Scheme will be conditional upon:
9.3.1
its approval by a majority in number representing not less than 75 percent in value of the Company Shareholders (or the relevant class or classes thereof, if applicable) in each case present, entitled to vote and voting, either in person or by proxy, at the Court Meeting and at any separate class meeting which may be required by the Court or at any adjournment of any such meeting;

9.3.2	all resolutions necessary to approve and implement the Scheme being duly passed by the requisite majority or majorities at the General Meeting or at any adjournment of that meeting; and
9.3.3
the sanction of the Scheme by the Court with or without modification (but subject to any such modification being acceptable to the Company and Bidco) and the delivery of a copy of the Court Order to the Registrar.

10.	CONDUCT PENDING COMPLETION OF THE ACQUISITION
10.1
During the Relevant Period, except (A) as expressly required by this Agreement or as required by applicable Law; (B) with the written consent of Bidder (which consent shall not be unreasonably withheld, conditioned or delayed); or (C) as set forth in Clause 10.1 of the Company Disclosure Letter, the Company shall, and shall cause each of its subsidiaries to, conduct their respective business in the Ordinary Course of Business and use reasonable endeavours to preserve their material assets and business organisation and maintain their material relationships with employees, patients, suppliers, distributors, regulators, customers and other persons with which they have material business relations. Without limiting the foregoing, during the Relevant Period, except (I) as expressly required by this Agreement or as required by applicable Law or to comply with applicable COVID-19 Measures, (II) with the written consent of Bidder (which consent shall not, in the case of Clauses 10.1(i) (to the extent relating to capital leases), (k), (l), (m), (n), (o), or (y) with respect to the foregoing clauses, be unreasonably withheld, conditioned or delayed), provided that no such consent will be required in the case of Clause 10.1(i) to the extent relating to vehicle or equipment leases entered into in the Ordinary Course of Business that, together with any vehicle or equipment leases entered into since January 1, 2020, do not exceed $500,000 in the aggregate, or (III) as set forth in Clause 10.1 of the Company Disclosure Letter, the Company shall not, and shall cause each of its subsidiaries not to:

(a)	authorize, set aside, make or pay any dividends on or make any other distribution with respect to the outstanding shares of its share capital or Awards (in cash or in kind);

(b)
repurchase, redeem, repay, reduce or otherwise reacquire any Company Shares or other equity interests, or any Awards, rights, warrants or options to acquire any of the Company Shares or other equity interests (except (i) as provided in any Benefit Plan made available to Bidder, (ii) for forfeitures of Awards in connection with terminations of employment or service, as applicable, and (iii) in respect of exercise price or Tax withholding obligations in connection with the vesting or exercise of Awards in accordance with the terms of such Awards as in effect on the date hereof);

(c)	create, split, adjust, combine, subdivide or reclassify any Company Shares or other equity interests;
(d)
(i) except pursuant to Awards existing as of the date hereof in accordance with their terms in effect on the date hereof, issue (or authorize the issuance), grant or sell or otherwise dispose of any additional shares of, or other equity interests in, the Company or any of its subsidiaries, or securities convertible into or exchangeable for such shares or equity interests or (ii) except as specifically permitted under this Agreement (including Schedule IV), issue or grant any Awards, options, warrants, calls, subscription rights or other rights of any kind to acquire such shares, other equity interests or securities;

(e)
adopt or implement any shareholder rights plan or similar arrangement, or change the ownership of any of its subsidiaries, or otherwise engage in any corporate restructuring, reorganisation or intercompany asset transfer, including by way of merger, consolidation or stock or asset sale;

(f)	amend or permit the adoption of any amendment to its Articles or other charter or organisational documents or the governing documents of any subsidiary;
(g)
acquire (by merger, consolidation, acquisition of stock or assets or otherwise) (i) any person or other business organisation or division thereof or (ii) any properties or assets, other than, in the cause of this clause (ii), (A) inventory or supplies in the Ordinary Course of Business, (B) such acquisitions in an amount that do not exceed USD $100,000 individually or USD $250,000 in the aggregate or (C) acquisitions provided for in any budget or expenditure plan approved by the Company Board and made available to Bidder prior to the date hereof;

(h)
sell or otherwise dispose of (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership or other business organisation or division thereof or sell, license or otherwise dispose of any assets having a value in excess of USD $50,000 individually or USD $200,000 in the aggregate, other than sales or dispositions of inventory or products in the Ordinary Course of Business or sales of obsolete assets no longer used or useful in, or material to, the operation of the business;

(i)
(i) incur or guarantee any Indebtedness in excess of USD $250,000, other than obtaining, or the issuance of, letters of credit to secure or guarantee performance of the Company’s or its subsidiaries’ under public tender processes in the Ordinary Course of Business, or (ii) make any loans, capital contributions or advances to any person, other than to a wholly owned subsidiary of the Company or to an Employee in respect of business expenses in the Ordinary Course of Business;

(j)
make, incur or authorise any capital expenditure (except for (i) capital expenditures that do not exceed USD $250,000 in the aggregate or (ii) capital expenditures provided for in any budget or expenditure plan approved by the Company Board and made available to Bidder prior to the date hereof);

(k)
other than with respect to any contract with a supplier or distributor entered into in the Ordinary Course of Business that would otherwise have constituted a Material Contract, (i) amend or modify in any material respect, or waive any material rights under, or cancel, fail to renew, terminate, or assign, any Material Contract (except the expiration or renewal of any Material Contract in accordance with its terms) or (ii) enter into any Contract which if entered into prior to the date hereof would have been a Material Contract;

(l)
(i) commence any litigation, or (ii) enter into any settlement, release, waiver or compromise of any pending or threatened litigation, other than settlements, releases, waivers or compromises that, individually or in the aggregate, satisfy both of the following requirements: (A) the amount paid in settlement or compromise does not exceed USD $100,000 individually or USD $250,000 in the aggregate, and (B) the settlement or compromise does not impose equitable or injunctive relief, material restrictions, effects or any other obligations on the Company or any of its subsidiaries;

(m)
establish, adopt, enter into, amend or terminate any Benefit Plan or any plan, scheme, program, policy, agreement or arrangement that would be a Benefit Plan if it were in effect on the date of this Agreement;

(n)
except as specifically permitted under this Agreement (including Schedule IV), grant, increase, or pay any bonus, incentive, change in control, retention, severance, or termination payment or benefit, or increase the base compensation, cash bonus opportunity or other compensation of, or accelerate the vesting or payment of any payment or benefit payable to, any current or former employee, director or individual independent contractor of the Company or any of its subsidiaries, in each case, other than (i) in the Ordinary Course of Business with respect to (A) increases in base salary or wage rate of current employees, (B) subject to sub-clause (o) below, entering into or making available plans, agreements, benefits and compensation arrangements to newly hired employees, and (C) payment of any annual cash bonuses to current employees, or (ii) to the extent required by the terms of a Benefit Plan or employment or consulting Contract as in effect on the date of this Agreement and made available to Bidder prior to the date hereof;

(o)
hire, engage, promote or terminate the employment or engagement of (other than for cause) any employee, director or individual independent contractor, in each case whose base salary, base fee or wage rates (as applicable) exceed USD $250,000 on an annual basis;

(p)	enter into any collective bargaining agreement or other agreement or understanding with any labour organisation;
(q)	adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalisation or other reorganisation of the Company or any of its subsidiaries;
(r)	enter into any new line of business;
(s)
license or otherwise dispose of the rights to use any material Company Intellectual Property Rights, other than non-exclusive licenses to customers, suppliers, distributors and vendors in the Ordinary Course of Business, or disclose material Trade Secrets to a third party, other than disclosures to customers or suppliers in the Ordinary Course of Business pursuant to a non-disclosure or confidentiality agreement;

(t)	fail to maintain any of its material insurance policies in effect as of the date of this Agreement, other than renewals or replacement of such policies with comparable coverage;
(u)	enter into any transaction with any Company Shareholder (legally enforceable or not) other than in the Ordinary Course of Business with employees or directors who are Company Shareholders;
(v)
make or adopt any material change in its accounting methods, principles, practices policies or procedures, except as required by a concurrent change in GAAP, including any change in depreciation or amortisation policies or rates;

(w)
other than in the Ordinary Course of Business, make or change any material Tax election, change an annual accounting period, adopt or change any material Tax accounting method, amend any material Tax Return, apply for any agreement with any Tax Authority relating to Tax, settle any material Tax claim or assessment relating to the Company Group, surrender any right to claim a refund of any material amount of Taxes, consent to any extension of waiver of the limitation period applicable to any material Tax claim or assessment relating to the filing of any material Tax Return or the payment of any material amount of Tax;

(x)
fail to comply in any material respect with any applicable COVID-19 Measures (other than any such actions or omissions consistent with the Company’s Ordinary Course of Business as of the date of this Agreement with respect to COVID-19 Measures in effect as of the date of this Agreement and which are continuing); or

(y)	authorise any of, or agree or commit to take, any of the actions described in the foregoing subclauses (a) through (w) of this Clause 10.1.
10.2	No Solicitation
10.2.1
Except as expressly permitted by this Clause 10.2, during the Relevant Period the Company and its subsidiaries shall not, and shall not authorize or permit any of their Representatives to, directly or indirectly:

(a)
continue, and shall procure the termination of, any solicitation, knowing encouragement, discussions or negotiations with any persons that may be ongoing with respect to an Acquisition Proposal, and the Company shall as promptly as practicable (and in any event within one (1) Business Day) after the date hereof (i) terminate access of any third party to any data room containing confidential information of the Company and (ii) request the return or destruction of all confidential information provided to third parties prior to the date hereof that have entered into a confidentiality agreement with the Company relating to a possible Acquisition Proposal;

(b)
solicit, initiate or knowingly facilitate or knowingly encourage (including by way of furnishing information) any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

(c)
engage in, continue or otherwise participate in any discussions (other than to state that they are not permitted to have discussions) or negotiations regarding, or furnish to any other person any information or data in connection with, or for the purpose of soliciting or knowingly encouraging or knowingly facilitating, an Acquisition Proposal or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or

(d)
enter into any letter of intent, implementation agreement, co-operation agreement, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal.

10.2.2
If at any time during the Relevant Period, the Company or any of its subsidiaries or any of their Representatives receives an unsolicited bona fide written Acquisition Proposal from any person, which Acquisition Proposal was made or renewed on or after the date of this Agreement and did not result from a material breach of this Clause 10.2 or Clause 10.3:

(a)	after providing notice to Bidder pursuant to Clause 10.2.3, the Company and its Representatives may contact such person solely to clarify the terms and conditions thereof; and
(b)
if the Company Board determines in good faith, after consultation with the Company Financial Adviser and outside legal counsel, that such Acquisition Proposal constitutes or would reasonably likely lead to a Superior Proposal and that the failure to take such action would reasonably be expected to result in a breach of their fiduciary duties or would reasonably be expected to violate their obligations under the Act, then the Company and its Representatives may:

(i)
furnish, pursuant to an Acceptable Confidentiality Agreement, information (including non-public information) with respect to the Company and its subsidiaries to the person who has made such Acquisition Proposal; provided that the Company shall, as promptly as practicable (and in any event within twenty-four (24) hours), provide to Bidder any information concerning the Company and its subsidiaries that is provided to any person pursuant to this Clause 10.2.2 to the extent access to such information was not previously provided to Bidder or its Representatives; and

(ii)
engage in or otherwise participate in discussions or negotiations regarding such Acquisition Proposal for so long as the Company and its Representatives reasonably believe it constitutes or is reasonably likely to lead to a Superior Proposal.

10.2.3
During the Relevant Period, the Company shall: (a) promptly (and in any event within one (1) Business Day) notify Bidder if any inquiries, proposals or offers with respect to an Acquisition Proposal are received by the Company or its subsidiaries or Representatives, including the identity of any third party that makes such an inquiry proposal or offer, and provide to Bidder a copy of any written Acquisition Proposal (including any proposed term sheet, letter of intent, implementation agreement, co-operation agreement, acquisition agreement or similar agreement with respect thereto) and a summary of any unwritten terms and conditions thereof; (b) keep Bidder reasonably informed of any material developments, discussions or negotiations regarding any Acquisition Proposal (including any change of terms) permitted by this Agreement on a prompt basis (and in any event within one (1) Business Day of such development, discussion or negotiation), including by providing prompt (and in any event within one (1) Business Day) notice of all amendments or modifications to any such Acquisition Proposal and a copy of any final definitive agreements in respect of any such Acquisition Proposal the Company would be prepared to execute, subject to the terms and conditions of this Agreement; and (c) respond as promptly as reasonably practicable to any reasonable (in terms of substance and frequency) requests made by Bidder in light of such information.

10.2.4
Nothing in this Clause 10.2 or elsewhere in this Agreement shall prohibit the Company from (a) taking and disclosing to the Company Shareholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, including any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or (b) making any disclosure to the Company Shareholders that is required by applicable Law; provided that (i) any such disclosure (other than a “stop, look and listen” communication made in compliance with Rule 14d-9(f)) will be deemed to be a Company Adverse Change Recommendation unless the Company Board expressly reaffirms the Company Board Recommendation in such disclosure and (ii) this Clause 10.2.4 shall be deemed to not permit the Company Board to make a Company Adverse Change Recommendation, except and solely to the extent permitted by, and in accordance with, Clause 10.3.2 or Clause 10.3.3.

10.2.5
The Company (a) will not, and will cause its subsidiaries not to, release or permit the release of any person from, or amend, waive or permit the amendment or waiver of any provision of, any “standstill” or similar agreement or provision to which any of the Company or its subsidiaries is or becomes a party or under which any of the Company or its subsidiaries has or acquires any rights and (b) will use its reasonable best efforts to enforce or cause to be enforced each such agreement or provision; provided, however, that the Company shall be permitted to grant a waiver or release under any such “standstill” agreement in effect on the date hereof solely to the extent necessary to permit the Person subject to such standstill agreement to make and engage in discussions with respect to, and negotiate, consistent with the terms and provisions of this Clause 10.2, an Acquisition Proposal from such Person, or otherwise publicly announce an Acquisition Proposal, in each case that was made in circumstances not involving a breach of this Clause 10.2 or Clause 10.3, if the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to take such action would reasonably be expected to result in a breach of their fiduciary duties or would reasonably be expected to violate their obligations under the Act.

10.2.6
The Company agrees that in the event any of its subsidiaries or any Representative of the Company or its subsidiaries takes any action which, if taken by the Company, would constitute a breach of this Clause 10.2 or Clause 10.3, as applicable, the Company shall be deemed to be in breach of this Clause 10.2 or Clause 10.3, as applicable.

10.3	Company Board Recommendation
10.3.1	Subject to Clause 10.3.2 and Clause 10.3.3, the Company Board (including any committee thereof) shall not:
(a)
(i) withdraw (or modify in a manner adverse to Bidder or Bidco), or publicly propose to withdraw (or modify in a manner adverse to Bidder or Bidco), the Company Board Recommendation; or (ii) approve, recommend or declare advisable, or publicly propose to approve, recommend or declare advisable, any Acquisition Proposal (any action described in this Clause 10.3.1(a) being referred to as a “Company Adverse Change Recommendation”); or

(b)	approve, recommend or declare advisable, or propose to approve, recommend or declare advisable, or allow the Company to execute or enter into any Contract with respect to any

Acquisition Proposal, requiring, or reasonably expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise materially impede, interfere with or be inconsistent with, the Acquisition (other than an Acceptable Confidentiality Agreement).
10.3.2
Notwithstanding anything to the contrary contained in this Agreement, at any time during the Relevant Period, if the Company or any of its subsidiaries has received a bona fide written Acquisition Proposal, which did not result from a breach of Clause 10.2 or Clause 10.3, from any person and which has not been withdrawn, and after consultation with the Company Financial Adviser and outside legal counsel, the Company Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Proposal:

(a)	the Company Board may make a Company Adverse Change Recommendation; and/or
(b)
the Company may terminate this Agreement pursuant to, and as contemplated by, Clause 12.1.2 (including by paying the Compensatory Payment substantially concurrently with such termination in accordance with Clause 13) and enter into a definitive agreement to provide for such Superior Proposal, in the case of subclause (a) or (b), if and only if:
(c)
the Company shall have given Bidder prior written notice of its intention to consider making a Company Adverse Change Recommendation or terminating this Agreement pursuant to Clause 12.1.2 at least four (4) Business Days prior to making any such Company Adverse Change Recommendation or termination (a “Determination Notice”) (which notice and any public disclosure thereof that is required by Law shall not constitute a Company Adverse Change Recommendation or termination), during which such four (4) Business Day period Bidder shall be given the opportunity to negotiate in good faith with respect to any revisions to the terms of the Acquisition or another proposal to the extent proposed by Bidder so that the terms proposed by Bidder are at least as favourable as the competing Acquisition Proposal (Bidder’s as so revised Acquisition Proposal, the “Matching Acquisition Proposal”);

(d)
the Company shall have provided Bidder with a reasonable opportunity to make adjustments in the terms and conditions of this Agreement and shall have negotiated in good faith with Bidder with respect thereto during the four (4) Business Day period (including by making itself and its Company Directors, officers and Representatives available to discuss and negotiate in good faith with Bidder and its Representatives any proposed modifications to the terms and conditions of this Agreement), in each case as would enable the Company Board or such committee to proceed with its recommendation in favour of this Agreement and the Acquisition; provided that every subsequent material revision or material modification to any such Superior Proposal (which shall include, for the avoidance of doubt, any proposed change in the form or amount of consideration offered as part of such Superior Proposal) shall require a new Determination Notice by the Company to Bidder pursuant to Clause 10.3.2(c), except that references in Clauses 10.3.2(c), 10.3.2(d) and 10.3.2(e) to “four (4) Business Days” shall be deemed to be references to “three (3) Business Days” and such three (3) Business Day period shall expire at 11:59 p.m. on the third (3rd) Business Day immediately following the day on which such new Determination Notice is delivered (it being understood and agreed that in no event shall any such additional three (3) Business Day period be deemed to shorten the initial four (4) Business Day period); and

(e)
(i) the Company shall have provided to Bidder all information with respect to such Acquisition Proposal in accordance with Clause 10.2.3; and (ii) at the end of such four (4) Business Day period, after giving effect to, and considering, the proposals made by Bidder during such period, if any, after consultation with the Company Financial Adviser and outside legal counsel, the Company Board shall have determined, in good faith, that such Acquisition Proposal is still a Superior Proposal.

10.3.3
Notwithstanding anything to the contrary contained in this Agreement (other than in connection with an Acquisition Proposal or Superior Proposal, which shall each be subject to Clause 10.3.2 and which shall not be subject to this Clause 10.3.3), if, after consultation with the Company Financial Adviser and outside legal counsel, the Company Board shall have determined, in good faith, that the failure to make a Company Adverse Change Recommendation in response to an Intervening Event would reasonably be expected to result in a breach of their fiduciary duties or would reasonably be expected to violate their obligations under the Act, the Company Board may make a Company Adverse Change Recommendation; provided that, prior to any such Company Adverse Change Recommendation, (i) the Company shall have given Bidder prior written notice of its intention to consider making a Company Adverse Change Recommendation at least four (4) Business Days prior to making any such Company Adverse Change Recommendation (an “Intervening Event Notice”) (which notice and any public disclosure thereof that is required by Law, if any, shall not constitute a Company Adverse Change Recommendation); (ii) during which such four (4) Business Day period Bidder shall be given (A) a reasonable opportunity to make adjustments in the terms and conditions of this Agreement and shall have negotiated in good faith with Bidder with respect thereto during the four (4) Business Day period (including by making itself and its Company Directors, officers and Representatives available to discuss and negotiate in good faith with Bidder and its Representatives any proposed modifications to the terms and conditions of this Agreement), in each case as would enable the Company Board to proceed with its recommendation in favour of this Agreement and the Acquisition, and (B) all applicable information with respect to such Intervening Event reasonably requested by Bidder to permit it to propose revisions to the terms of the Acquisition or to make another proposal in response to such Intervening Event; and (iii) at the end of such four (4) Business Day period, after giving effect to, and considering, the proposals made by Bidder during such period, if any, after consultation with the Company Financial Adviser and outside legal counsel, the Company Board shall have determined, in good faith, that the failure to make a Company Adverse Change Recommendation in response to such Intervening Event would reasonably be expected to result in a breach of their fiduciary duties or would reasonably be expected to violate their obligations under the Act.
10.4
Issuance of any “stop, look and listen” communication by or on behalf of the Company pursuant to Rule 14d-9(f) shall not be considered a Company Adverse Change Recommendation and shall not require the giving of a Determination Notice or Intervening Event Notice or compliance with the procedures set forth in Clause 10.3.

10.5
If Bidder delivers a Matching Acquisition Proposal pursuant to Clause 10.3.2, the Company Board shall deliver a revised Company Board Recommendation in respect of Bidder’s Matching Acquisition Proposal, and the terms of this Agreement shall apply mutatis mutandis, unless there shall be any material revision or material modification to the applicable Superior Proposal, without prejudice to the continued applicability of Clause 10.3.2. If Bidder delivers a revised proposal pursuant to Clause 10.3.3 such that the Company Board does not effect a Company Adverse Change Recommendation, the Company Board shall deliver a revised Company Board Recommendation in respect of Bidder’s revised proposal, and the terms of this Agreement shall apply mutatis mutandis, without prejudice to the continued applicability of Clause 10.3.3.

10.6
The Company agrees with the Acquirers to procure that its subsidiaries and each of its and their respective Representatives is made aware of and complies with each of the undertakings contained in Clause 10.

Company Share Plans:
10.7	Bidder agrees that the satisfaction of any Awards subject to, and in accordance with, Schedule IV shall be permitted.
Transaction Litigation:
10.8
The Company shall as promptly as reasonably practicable notify Bidder in writing (and shall thereafter keep Bidder informed on a current basis with respect to), and shall give Bidder the opportunity to participate in the defence and settlement of any litigation related to this Agreement or the transactions contemplated hereby including the Acquisition, including by providing Bidder with the right to review and make reasonable comments on all filings and responses to be made by the Company, and otherwise keeping Bidder reasonably apprised of proposed strategy and other significant decisions with respect to such litigation. The Company shall not propose or agree to settle any such litigations without Bidder’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

Nasdaq; Post-Closing SEC Reports:
10.9
During the Relevant Period, the Company shall cooperate with Bidder and use reasonable best endeavours to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Laws and rules and policies of Nasdaq to enable the delisting by the Company of the Company Shares from Nasdaq and the deregistration of the Company Shares in accordance with the Exchange Act as promptly as practicable after the Effective Date.
11.	REPRESENTATIONS AND WARRANTIES
11.1
Except (a) as disclosed in (i) the Company SEC Documents filed since December 31, 2019 and (ii) the Company’s Form 10-K for the years ended December 31, 2017 and December 31, 2018, in each case that are publicly available on the SEC’s EDGAR system at least twenty-four (24) hours prior to the date hereof (but excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature, in each case, other than any specific factual information contained therein), (b) as fairly disclosed in the disclosure letter (which is arranged in clauses and subclauses corresponding to the numbered and lettered clauses and subclauses contained in this Clause 11) delivered by the Company to Bidder prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being agreed that disclosure of any information in a particular clause or subclause of the Company Disclosure Letter shall be deemed disclosure only with respect to (i) the correspondingly numbered and/or lettered clause or subclause of this Agreement and (ii) any other clause or subclause of this Agreement to which the relevance of such information is reasonably apparent on its face), or (c) for any matters fairly disclosed in any documents contained in the Data Room on or before 17:00 on January 5, 2021, the Company represents and warrants to Bidder and Bidco as follows:

11.1.1
Corporate Existence and Power: the Company is a public company limited by shares duly incorporated and validly existing under the laws of England and Wales and has all corporate power to carry on its business as now conducted. Each of the Company’s subsidiaries has all corporate powers required to carry on their respective businesses as now conducted. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary or applicable, and each of the Company and its subsidiaries has all governmental licenses, authorisations, Permits, consents and approvals required to carry on their respective businesses as now conducted, in each case except where failure to be so qualified or in good standing, or failure to have such governmental licenses, authorisations, Permits, consents or approvals, has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

11.1.2
Subsidiaries: each of the subsidiaries of the Company has been duly incorporated or formed, as the case may be, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation (in the case of good standing, to the extent such jurisdiction recognises such concept). The Company owns beneficially and of record all of the equity interests of its subsidiaries, free and clear of all Liens, other than Permitted Liens. All the issued and outstanding shares, share capital or other equity interests of, or ownership interests in, each of the Company’s subsidiaries, have been duly authorised and validly issued and are fully paid and non-assessable. The Company has made available to Bidder a true, correct and complete list of each subsidiary of the Company, the number and type of outstanding equity securities of each such subsidiary and a true, correct and complete list of the holders thereof, and the jurisdiction of incorporation or organisation of each such subsidiary;

11.1.3
Organisational Documents: the Company has made available to Bidder accurate and complete copies of the Articles and the equivalent organisational documents of each of its subsidiaries, including all amendments thereto;

11.1.4
Corporate Authorisation: the Company has the requisite power and authority to enter into and perform its obligations under this Agreement in accordance with the terms hereof. The execution and delivery of this Agreement by the Company have been duly and validly authorised by the Company Board and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or, except for the approval of the Company Shareholders at the General Meeting, to consummate the transactions contemplated in this Agreement. There are no bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company may vote;

11.1.5	Binding Obligations: this Agreement has been duly executed and delivered by the Company and, assuming due authorisation, execution and delivery by Bidder and Bidco, this Agreement constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and by general principles of equity;
11.1.6
Governmental Authorisation: the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Acquisition requires no action by or in respect of, or filing with, any Governmental Authority or any stock market or stock exchange on which Company Shares are listed for trading in connection with the execution and delivery of this Agreement or the Company’s and its subsidiaries’ performance of their obligations hereunder or the consummation of the Acquisition and the other transactions contemplated by the Circular, other than: (a) as may be required to comply with the provisions of the Act; (b) with respect to any Clearance; (c) the filing with the SEC of the Circular in preliminary and definitive forms, and compliance with the Exchange Act and the Securities Act and the rules and requirements of Nasdaq, as may be required in connection with this Agreement, the Acquisition and the other transactions contemplated by this Agreement; and (d) such other actions, authorisations, consents, approvals or filings, the absence of which, individually or in the aggregate, would not have and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

11.1.7
Non-Contravention: the execution, delivery and performance by the Company of this Agreement and the consummation of the Acquisition and the other transactions contemplated by the Circular do not and will not:

(a)
contravene, conflict with, or result in any violation or breach of (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit or any obligation to make an offer to purchase or redeem any Indebtedness or capital shares or any loss of any benefit under, require a consent or waiver under, require the payment of a penalty or change in control payment under, or result in the creation of any Lien upon any of the properties or assets of the Company Group under, in each case any provision of the Company’s or its subsidiaries’ constitutional or organisational documents;

(b)
require the approval of the Company Shareholders (other than shareholder approval referred to in this Agreement, including approval of the Company Shareholders at the General Meeting or otherwise pursuant to the Scheme);

(c)
assuming compliance with the matters referred to in Clause 11.1.6, contravene, conflict with or result in a violation or breach of any provision of any applicable Law except for any violations that, individually or in the aggregate, would not reasonably be expected to be material to the Company Group, taken as a whole;

(d)
assuming compliance with the matters referred to in Clause 11.1.6, require any payment to or consent or other action by any person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a breach or default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its subsidiaries is entitled under, give rise to any obligation to make an offer to purchase or redeem any Indebtedness or capital shares, require a consent or waiver under, require the payment of a penalty or change in control payment under, or result in the creation of any Lien upon any of the properties or assets of the Company Group under, in each case any provision of any Contract or other instrument binding on the Company or any of its subsidiaries or any Contract, license, franchise, Permit, certificate, approval or other similar authorisation affecting, or relating in any way to, the assets or business of the Company and its subsidiaries; or

(e)	result in the creation or imposition of any Lien on any material asset of the Company or any subsidiary;
with only such exceptions, in the case of subclauses (d) through (e), as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

11.1.8
Code: having made enquiry of the UK Panel on Takeovers and Mergers, it is not subject to the jurisdiction of the UK Panel on Takeovers and Mergers and the provisions of the Code do not apply to the Company or the Acquisition;

11.1.9	Capitalisation:
(a)	as of 5 January 2021, the issued share capital of the Company is 25,575,571 and is as set out in the table below:
Class of Shares	Currency	Nominal Value	Number Allotted	Aggregate Nominal Value
Ordinary	GBP	0.006705	25,575,571	171,484
(b)
the Company Shares are duly authorised, validly issued, fully paid and non-assessable and free of pre-emptive rights, rights of repurchase or forfeiture, rights of participation, rights of maintenance or any similar rights;

(c)
as of 5 January 2021, (i) 25,575,571 Company Shares and no shares of preferred stock of the Company were issued and outstanding, (ii) no Company Shares or preferred shares of the Company were held in treasury, and (iii) an aggregate of 2,789,119 Company Shares were subject to or otherwise deliverable in connection with the exercise, vesting or settlement of outstanding Awards issued pursuant to the Company Share Plans;

(d)
there are no outstanding bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote (excluding any rights on enforcement of security)) on any matters on which Company Shareholders may vote. Except as described in this Clause 11.1.9 or as set out in Schedule IV, there are no issued or outstanding (i) securities of the Company convertible into or exchangeable or exercisable for Company Shares in the share capital or other voting securities of or ownership interests in the Company; (ii) warrants, calls, options or other rights to acquire from the Company, or other obligation of the Company to issue, any shares or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for Company Shares or other voting securities or ownership interests in the Company; or (iii) Awards, restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of any part of the share capital or voting securities of the Company (the items in (i) through (iii) of this clause being referred to collectively as the “Company Securities”). No Option has been granted to a service provider subject to taxation in the United States or as an Approved Option (as defined in the 2013 Share Incentive Plan) with a per share exercise price that is less than the fair market value of a Company Share on the applicable date that it was granted. Each Award granted under any Company Share Plan was granted in all material respects in accordance with the applicable Company Share Plan and all applicable Laws, including the stock exchange listing rules and the Internal Revenue Code. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any of the Company Securities. None of the Company and its subsidiaries is a party to any voting agreement with respect to the voting of any the Company Securities or pursuant to which any person is entitled to elect, designate or nominate any director of the Company or any of its subsidiaries. The Company is not a party to any agreement with respect to any of its securities granting any registration rights to any person;

(e)	no outstanding Company Share constitutes restricted stock or is otherwise subject to a repurchase or redemption right or right of first refusal in favour of the Company or any of its subsidiaries;
(f)	the Company has made available to Bidder true, correct and complete copies of each Company Share Plan and each form of award Contracts evidencing each Award; and
(g)	other than pursuant to any Contract made available to Bidder, there is no outstanding Indebtedness of the Company or the Company Group;

11.1.10	SEC Filings; Financial Statements:
(a)
since January 1, 2018, the Company has filed or furnished on a timely basis all reports, schedules, forms, statements, certifications and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Company with the SEC (as supplemented, modified or amended since the time of filing, and collectively with all proxy statements, registration statements and prospectuses filed by the Company, the “Company SEC Documents”). The Company has made available to Bidder true, correct and complete copies of all comment letters received by the Company from the staff of the SEC since January 1, 2018 and all responses to such comment letters by or on behalf of the Company. No subsidiary of the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. As of their respective dates, or, if amended prior to the date of this Agreement, as of the date of (and giving effect to) the last such amendment (and, in the case of registration statements and proxy statements, on the date of effectiveness and the dates of the relevant meetings, respectively), the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as the case may be, to the extent applicable to those Company SEC Documents, and, except to the extent that information contained in such Company SEC Document has been revised, amended, modified or superseded (prior to the date of this Agreement) by a later filed Company SEC Document, none of the Company SEC Documents when filed or furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the certifications and statements relating to the Company SEC Documents required by: (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act; (ii) 18 U.S.C. § 1350 (Section 906 of the Sarbanes-Oxley Act); or (iii) any other rule or regulation promulgated by the SEC or applicable to the Company SEC Documents (collectively, the “Company Certifications”) is accurate and complete in all material respects, and complies as to form in all material respects with all applicable Law;

(b)
the financial statements (including any related notes and schedules) contained or incorporated by reference in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) other than the financial measures labeled as “non-GAAP measures” and included or referenced in the Company’s periodic earnings releases, were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as may be permitted by the SEC, and except that the unaudited financial statements may not contain notes and are subject to normal and recurring year-end adjustments that are not expected to be, individually or in the aggregate, material); and (iii) fairly presented, in all material respects, the consolidated financial position of the Company Group as of the respective dates thereof and the results of operations and cash flows of the Company Group for the periods covered thereby (subject, in the case of the unaudited financial statements, to the absence of notes and to normal and recurring year-end adjustments that would not, individually or in the aggregate, be material);

(c)
the Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15 under the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorisations of management and the Company Board; and (iii) provide reasonable assurance regarding the prevention or timely detection of unauthorised acquisition, use or disposition of the assets of the Company that could have a material effect on the financial statements. Since January 1, 2018, neither the Company nor the Company’s independent registered accountants have identified or been made aware of: (i) any “significant deficiency” or “material weakness” in the design or operation of the internal control over financial reporting utilised by the Company, which is reasonably likely to adversely affect the Company’s ability to record, process, summarise and report financial information; or (ii) any allegation of fraud, whether or not material, that involves the management or other employees of the Company who have a significant role in the Company’s internal control over financial reporting. Since January 1, 2018, neither the Company nor any of its subsidiaries has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or its subsidiaries or their respective internal accounting controls that, individually or in the aggregate, would reasonably be expected to be material to the Company Group, taken as a whole;
(d)
the Company maintains disclosure controls and procedures as defined in and required by Rule 13a-15 or 15d-15 under the Exchange Act that are reasonably designed to ensure that all information required to be disclosed in the Company’s reports that it files or submits under the Exchange Act is recorded, processed, summarised and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports. The Company is in compliance in all material respects with all current listing and corporate governance requirements of Nasdaq. The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s auditors and the audit committee of the Company Board (i) any “significant deficiencies” and “material weaknesses” in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Company’s internal control over financial reporting;

(e)
the Company is not a party to, nor does it have any obligation or other commitment to become a party to, “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act) where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company SEC Documents;

(f)
neither the Company nor any of its subsidiaries has any Liabilities of any nature, whether accrued, contingent or otherwise, except for Liabilities (i) reflected or reserved against on the face of the Company’s most recent consolidated balance sheet (or the notes thereto) included in the Company SEC Documents filed prior to the date hereof, (ii) incurred in the Ordinary Course of Business since the date of such balance sheet, (iii) which have been discharged or paid in full prior to the date of this Agreement, (iv) for fees and expenses of advisers incurred in connection with the transactions contemplated by this Agreement or (v) that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect;

(g)
the Company has not, since January 1, 2018, extended or maintained credit, arranged for the extension of credit, modified or renewed an extension of credit, in the form of a personal loan or otherwise, to or for any director or executive officer of the Company; and

(h)
as of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents. To the knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, in each case regarding any accounting practices of the Company;

11.1.11	Absence of Certain Changes: from January 1, 2020 through the date of this Agreement, except as expressly required by this Agreement:
(a)	there has not been any Company Material Adverse Effect;
(b)	the business of the Company and its subsidiaries has been conducted in all material respects in the Ordinary Course of Business; and
(c)
the Company has not taken, authorised, agreed or committed to take any action, or failed to take any action, that would have required the consent of Bidder pursuant to Clause 10.1 (other than Clauses 10.1 (d), (f) (with respect to subsidiaries of the Company), (i) (to the extent relating to capital, vehicle or equipment leases that do not exceed $500,000 in the aggregate), (j), (k), (m), (n), (o), (v), (w), (x) or, with respect to each of the foregoing, (y)) had such action or event occurred after the date of this Agreement;

11.1.12	Property:
(a)	the Company and its subsidiaries do not own, and have never owned, any real property;
(b)
the Company and its subsidiaries hold valid and existing leasehold interests, subject to the terms of any lease, sublease or other Contract applicable thereto, in the Leased Real Property, in each case free and clear of any material Liens, other than Permitted Liens. The Company has made available to Bidder a true, correct and complete copy of each material lease, sublease, license or other agreement under which the Company or any of its subsidiaries uses or occupies or has the right to use or occupy any Leased Real Property. Neither the Company nor any of its subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or otherwise encumbered any interest in the leasehold or subleasehold of any Leased Real Property. Neither the Company nor any of its subsidiaries has received any written notice regarding any material violation or breach or default under any lease related to the Leased Real Property; and

(c)
the Company or one of its subsidiaries owns or leases all of the material personal property owned or leased by the Company or any of its subsidiaries reflected on the most recent balance sheet included in the Company SEC Documents, free and clear of all Liens, other than Permitted Liens, except to the extent disposed of in the Ordinary Course of Business since the date of such balance sheet or for the disposition of obsolete assets that the Company has decided in its good faith business judgment are no longer used or useful in the operation of the business. Each of the Company and its subsidiaries has good and valid title to, or in the case of leased properties and assets, valid leasehold interests or other comparable contractual rights in, all material tangible personal properties and assets necessary for the conduct of their respective businesses in all material respects in the manner currently conducted by the Company and its subsidiaries, free and clear of all Liens, other than Permitted Liens;

11.1.13	Compliance with Laws; Permits:
(a)
except in each case as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, since January 1, 2018: (i) the Company is and has been in compliance with and, to the Company’s knowledge, is not under investigation with respect to, (ii) the Company has not been threatened in writing (or, to the Company’s knowledge, otherwise) to be charged with, nor has it been subject to, or (iii) the Company has not been threatened in writing with an Action (or, to the Company’s knowledge, an investigation) concerning, nor given written (or, to the Company’s knowledge, other) notice of, any violation of, in each case ((i) through (iii)), any Law applicable to the Company or any of its subsidiaries or by which any of their respective assets, rights or properties are subject or bound. There is no material judgment, decree, injunction, rule or order of any arbitrator or Governmental Authority outstanding against the Company or any of its subsidiaries;

(b)	except in each case as has not been, and would not reasonably be expected to be, material to the Company Group, taken as a whole, (i) the Company and its subsidiaries have in effect all Permits that are necessary for the Company to own, lease or operate its properties and assets, including the manufacturing, packaging, storage and distribution, and to carry on its business as currently conducted; (ii) all such Permits are in full force and effect; and (iii) all terms and requirements of such Permits have been complied with;
(c)
except as has not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, the Company has not been restrained by a Governmental Authority or other person in its ability to conduct or have conducted its business as currently conducted; and

(d)
to the Company’s knowledge, the Company and each of its subsidiaries is, and since January 1, 2018 has been, in compliance in all material respects with all United States and foreign import and export control Laws and regulations, including statutory and regulatory requirements under Title 19 – Customs (19 C.F.R. pt. 0-199), the U.S. Arms Export Control Act (22 U.S.C. 2778), the U.S. International Traffic in Arms Regulations (22 C.F.R. pt. 120 et seq.), the U.S. Export Administration Regulations (15 C.F.R. pt. 730 et seq.) and executive orders and laws implemented by the Office of Foreign Assets Controls, United States Department of the Treasury (collectively, the “Import and Export Control Laws”). Neither the Company nor any of its subsidiaries has received any written or, to the Company’s knowledge, other communication since January 1, 2018 that alleges that the Company or any such subsidiary is not, or may not be, in compliance in any material respect with, or has, or may have, any material liability under, any Import and Export Control Laws;

11.1.14	Regulatory Matters:
(a)
except where such failure to comply has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its subsidiaries are developing, testing, labeling, packaging, manufacturing, distributing, and storing, and at all times have developed, tested, labeled, packaged, manufactured, distributed, and stored, the Products in compliance with (i) the U.S. Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq. (the “FDCA”) and applicable implementing regulations issued by the FDA, including, as applicable, those requirements relating to any Emergency Use Authorization (“EUA”), (ii) the reporting requirements of Section 519 of the FDCA, 21 U.S.C. § 321 et seq., and the applicable regulations thereunder, including 21 C.F.R. Part 803, (iii) the Quality System Regulation set forth in 21 C.F.R. Part 820, (iv) the medicinal products and medical device Laws of the European Union and applicable implementing regulations and guidelines issued by applicable Governmental Authorities in the European Union, (v) any other applicable Governmental Authorities in any other country where the Company and its subsidiaries have developed, tested, labeled, packaged, manufactured, distributed or stored the Products, (vi) the regulations of the FDA and comparable foreign state and local rules and regulations regarding clinical investigations, good clinical practices, and good laboratory practices, including informed consent, institutional review board requirement, 21 C.F.R. Part 812, and distribution of Research Use Only products, (vii) the statutory requirement applicable to exports of devices, and (viii) all other regulations of the FDA and relevant foreign regulatory authorities;

(b)
neither the Company nor any of its subsidiaries has received any written notice asserting material noncompliance with the requirements of the FDA or any other Governmental Authority with respect to any Product or the manufacturing, handling, storage or shipment of any Product. Neither the Company nor any of its subsidiaries has received written notice of any pending or threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from the FDA or any other Governmental Authority alleging that any operation or activity of the Company or any of its subsidiaries is in violation in any material respect of the FDCA or the respective counterparts thereof promulgated by applicable state Governmental Authorities or Governmental Authorities outside the United States, including, as applicable, the medicinal products and medical device Laws of the European Union. No material civil, criminal or administrative action, suit, demand, claim, complaint, hearing, notice, demand letter, inquiry, proceeding or request for information is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries. There has not been any violation in any material respect of any Laws by the Company in its product development efforts, submissions or reports to any Governmental Authority that could reasonably be expected to require investigation, corrective action or enforcement action;
(c)
neither the Company nor any of its subsidiaries has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” or any such similar policies set forth in any applicable Laws of any Governmental Authority. None of the Company or any of its subsidiaries or, to the Company’s knowledge, any of their respective officers, key employees or agents, has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in debarment or exclusion under applicable Law, including 21 U.S.C. Section 335a. No claims, actions or proceedings that would reasonably be expected to result in such a debarment or exclusion of the Company are pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries or any of their respective officers, employees or agents;

(d)
neither the Company nor any of its subsidiaries has received any (i) written notice of material FDA regulatory actions against Company or any of its subsidiaries, including untitled or warning letters or mandatory recalls, (ii) material documentation related to voluntary or mandatory recalls of any Products, or (iii) written safety alerts. Neither the Company nor any of its subsidiaries has received an FDA Form 483 or any notice from any other Governmental Authority in respect of inspectional observations related to or affecting any Product, which has not been closed out by the FDA or such relevant Governmental Authority, except where such inspectional observations have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(e)
neither the Company nor any of its subsidiaries has received any written notice that the FDA or any other Governmental Authority has commenced or, to the Company’s knowledge, threatened to initiate, any action to withdraw or suspend an Investigational Device Exemption, or commenced or, to the Company’s knowledge, threatened to initiate, any action to enjoin production of a Product at any of its facilities. To the Company’s knowledge, no clinical investigator who has conducted or, if still pending, is conducting any clinical trial sponsored by or on behalf of the Company or any of its subsidiaries has been disqualified from receiving investigational products by the FDA or any other Governmental Authority or received any written notice from the FDA or any other Governmental Authority of an intent to initiate such disqualification proceedings;

(f)
the facilities of the Company and its subsidiaries are registered, as required, and each product manufactured by or on behalf of the Company and its subsidiaries for commercial distribution in the United States that is required to be listed with the FDA under Section 510 of the FDCA is so listed. All manufacturing operations conducted by or for the benefit of the Company and its subsidiaries have been and are being conducted in compliance in all material respects with applicable Laws, including, to the extent applicable, the provisions of the FDA’s current good manufacturing practice and quality system regulations, except where such failure to comply has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its subsidiaries have filed with the FDA and other applicable Governmental Authorities all required notices, reports, supplemental applications and annual or other reports or documents that are material to the continued development, handling, manufacture, sale, and distribution of the Products;

(g)
The Company and its subsidiaries have completed and timely filed all annual or other required reports required to be filed with the FDA or under the FDCA, including reports of corrections and removals required by Section 519(f) of the FDCA and 21 C.F.R. Part 806;

(h)
each Product in current commercial distribution in the European Union is CE marked and fully authorized to be on the market in the entire European Union. Except where it has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material

Adverse Effect, neither the Company nor any of its subsidiaries has (i) introduced in commercial distribution any product that was, upon shipment by the Company or its subsidiaries, adulterated or misbranded in violation of Section 301(a) of the FDCA, (ii) adulterated or misbranded any product or product component after shipment in interstate commerce in violation of Section 301(k) of the FDCA, or (iii) promoted any product in violation of the FDCA;
(i)
to the Company’s knowledge, all preclinical studies and clinical trials, and other studies and tests of the Products conducted by or on behalf of the Company or its subsidiaries have been, and if still pending are being, conducted in compliance in all material respects, to the extent applicable, with the applicable protocol for such study or trial, good laboratory practices, good clinical practices and all applicable Laws. No clinical trial conducted by or on behalf of the Company or its subsidiaries has been terminated or suspended prior to scheduled completion, and neither the FDA nor any other applicable Governmental Authority, clinical investigator that has participated or is participating in, or institutional review board that has or has had jurisdiction over, a clinical trial conducted by or on behalf of the Company or its subsidiaries has initiated or, to the Company’s knowledge, threatened to initiate, any action to place a clinical hold order on, or otherwise terminate or suspend, any proposed or ongoing clinical investigation of a Product conducted or proposed to be conducted by or on behalf of the Company and its subsidiaries;

(j)
all documents filed by the Company and its subsidiaries with the FDA or any other Governmental Authority with respect to the Products, or the manufacturing, handling, storage or shipment of the Products were, at the time of filing, true, complete and accurate in all material respects, and, to the Company’s knowledge, there is no adverse event information with respect to the Products that makes the information in the latest premarket approval annual report, as applicable, filed by the Company and its subsidiaries with the FDA materially inaccurate;

(k)
the Company has made available to Bidder true, correct and complete copies of the following regarding or involving the Company and its subsidiaries, to the extent in the possession or within the control of the Company or its subsidiaries and received, prepared or issued, as the case may be, in the past three (3) years: (i) all warning letters, untitled letters, and similar correspondence from the FDA or any foreign equivalent Governmental Authority; and (ii) all inspection reports and notices of inspectional observations, including Establishment Inspection Reports and Form FDA 483s, relating to inspections for compliance with the FDCA;

(l)
the Company has made available to Bidder information concerning or true and correct copies, as applicable, of (i) all Product recalls, field notifications, investigator notices, safety alerts, “serious adverse event” reports or other notices of action relating to an alleged lack of safety or regulatory compliance issued by the Company or any of its subsidiaries or by contracting persons acting on behalf of the Company or any of its subsidiaries (“Safety Notices”), in each case issued at any time in the past three (3) years, (ii) the dates such Safety Notices, if any, were resolved or closed, and (iii) to the Company’s knowledge, any material Product complaints that are currently unresolved;

(m)
neither the Company nor any of its subsidiaries is a party to any corporate integrity agreement, monitoring agreement, consent decree, settlement order, or similar agreement with or imposed by any Governmental Authority. To the Company’s knowledge, neither the Company nor any of its subsidiaries is subject to any pending investigation by (i) the FDA, (ii) the Department of Health and Human Services Office of Inspector General or (iii) the Department of Justice pursuant to the Federal Healthcare Program Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)) or the Federal False Claims Act (31 U.S.C. §3729). Neither the Company nor any of its subsidiaries has submitted any claim for payment to any government healthcare program in connection with any referrals that violated any applicable self-referral Law, including the Federal Ethics in Patient Referrals Act, 42 U.S.C. §1395nn (known as the “Stark Law”), or any applicable state self-referral Law, except where such noncompliance, individually or in the aggregate, has not been, and would not reasonably be expected to be, material to the Company Group, taken as a whole;

(n)
neither the Company nor any of its subsidiaries has submitted any claim for payment to any government healthcare program in violation of any Laws relating to false claims or fraud, including the Federal False Claim Act or any applicable state false claim or fraud Law, except where such noncompliance, individually or in the aggregate, has not been, and would not reasonably be expected to be, material to the Company Group, taken as a whole;

11.1.15
Certain Business Practices: the Company and its subsidiaries are and have been in compliance with all applicable Anti-Corruption Laws, except where such noncompliance, individually or in the aggregate, has not been, and would not reasonably be expected to be, material to the Company Group, taken as a whole. Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of its respective directors, officers, managers, employees, Representatives or agents (in each case, acting in the capacity of a director, officer, manager, employee or Representative of the Company or any of its subsidiaries) has: (i) used any material funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns; or (iii) violated any provision of any Anti-Corruption Laws, anti-money laundering laws or any rules or regulations promulgated thereunder or any applicable Law of similar effect. Since January 1, 2018, neither the Company nor any of its subsidiaries has received any written communication that alleges any of the foregoing;

11.1.16
Litigation: there is no Action (nor, to the Company’s knowledge, investigation) pending or, to the Company’s knowledge, threatened: (a) against the Company, any of its subsidiaries or any of their respective properties or assets, that (i) seeks a recovery against the Company in an amount in excess of USD $100,000, (ii) seeks material injunctive relief against the Company, (iii) seeks to impose any legal restraint on or prohibition against or limit the Company’s ability to operate the business of the Company and its subsidiaries substantially as it was operated immediately prior to the date of this Agreement, in each case in any material respect or (iv) individually or in the aggregate with all other pending or threatened Actions and investigations of which the Company has knowledge, is reasonably likely to have a Company Material Adverse Effect; or (b) whether or not naming the Company or any of its subsidiaries, against any current or former director or officer of the Company or any of its subsidiaries (in their respective capacities as such). There are no judgments, orders, writs, injunctions or decrees outstanding against the Company or any of its subsidiaries, or any of their respective properties or assets, that would, individually or in the aggregate, (i) be, or reasonably be expected to be, material to the Company Group, taken together as a whole, or (ii) as of the date hereof, reasonably be expected to materially impede the ability of the Company to consummate the transactions contemplated by this Agreement (including the Acquisition) in accordance with the terms hereof and applicable Law;

11.1.17	Intellectual Property:
(a)
Clause 11.1.17(a) of the Company Disclosure Letter contains a true and complete list, as at the date of this Agreement, of all issued, registered and applied for: (i) Intellectual Property Rights owned by the Company and its subsidiaries (the “Owned Registered IP”); and (ii) material Licensed Intellectual Property Rights;

(b)
the Company is the sole and exclusive owner of all material Company Intellectual Property Rights other than the Licensed Intellectual Property Rights (collectively, the “Owned Intellectual Property Rights”) and holds all right, title and interest in and to all Owned Intellectual Property Rights free and clear of all Liens (other than Permitted Liens);

(c)
to the Company’s knowledge, (i) the Company and its subsidiaries possess valid rights to use, free and clear of all Liens (other than Permitted Liens), the material Company Intellectual Property Rights other than the Owned Intellectual Property Rights and (ii) except as has not, and would not reasonably be expected to have, individually or in aggregate, a Company Material Adverse Effect, the Company and its subsidiaries own or have adequate rights to use all Intellectual Property Rights used in connection with the operation of the business of the Company and its subsidiaries;

(d)
to the Company’s knowledge, except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, the Company Intellectual Property Rights constitutes all intellectual property necessary to conduct the business of the Company and its subsidiaries in the manner currently conducted by the Company and its subsidiaries;

(e)
to the Company’s knowledge, except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, neither the Company nor any of its subsidiaries, nor any activities of the Company or its subsidiaries (including the operation of the Company’s business by the Company and its subsidiaries or any predecessor or affiliate), including the use, sale, offer for sale, development, manufacture, distribution, importation, commercialization or other exploitation of the Company’s and its subsidiaries’ products, has infringed, contributed to the infringement of, misappropriated or otherwise violated any Intellectual Property Right of any person;

(f)
there is no Action pending against, or threatened in writing against, the Company or any subsidiary (i) based upon, or challenging or seeking to deny or restrict, any of the material Company Intellectual Property Rights or the inventorship or ownership thereof, (ii) alleging that any of the material Company Intellectual Property Rights is invalid or unenforceable, (iii) alleging that any use of any of the material Company Intellectual Property Rights or any use, sale, offer for sale, development, manufacture, distribution, importation, commercialisation or other exploitation of the Products does or may misappropriate, infringe, or otherwise violate any Intellectual Property Right of any person, or (iv) otherwise alleging that the Company or any of its subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property Right of any person;

(g)
to the knowledge of the Company, the Company and its subsidiaries have complied with their duty of candor and disclosure to the United States Patent and Trademark Office and any relevant foreign patent office with respect to all Owned Registered IP filed by or on behalf of the Company or any of its subsidiaries and have made no material misrepresentation in such application;

(h)
each item of material Company Intellectual Property Rights will be owned or available for use by the Company and its subsidiaries immediately following the closing of the Acquisition on substantially identical terms and conditions as it was immediately prior to the Effective Date;

(i)
neither the Company nor any of its subsidiaries is a member of or party to any patent pool, industry standards body, trade association or other organisation pursuant to the rules of which it is obligated to license any existing or future material Company Intellectual Property Rights to any person or entity;

(j)
none of the Owned Intellectual Property Rights or, to the knowledge of the Company, material Licensed Intellectual Property Rights, are involved in any interference, reissue, re-examination, derivation, opposition, cancellation or similar proceeding;

(k)
all of the Owned Registered IP and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company and its subsidiaries (the “Licensed Registered IP”) are valid, enforceable, in full force and effect and subsisting;

(l)
all registration, maintenance and renewal fees applicable to the Owned Registered IP and, to the knowledge of the Company, Licensed Registered IP that are currently due have been paid and all documents and certificates necessary for the maintenance of such items have been filed with the Governmental Authority or other authorities in the applicable jurisdictions for the purposes of maintaining such items;

(m)	to the knowledge of the Company, no person has infringed, misappropriated or otherwise violated any material Company Intellectual Property Right;
(n)	the Company has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Trade Secrets of the Company, the value of which to the Company is contingent upon maintaining the confidentiality thereof and no such Trade Secrets have been disclosed other than to persons who are bound by written confidentiality agreements that protect the confidentiality of such Intellectual Property Rights;
(o)
each current and former employee of the Company and its subsidiaries, as well as each third party involved in the development or creation of any material Company Intellectual Property Rights, has executed a written agreement with the Company or such subsidiary expressly assigning to the Company all right, title and interest (including all Intellectual Property Rights) in any inventions and Copyrights, whether or not patentable, which (i) were invented, created, developed, authored, conceived or reduced to practice in the scope of and during the term of such employee’s employment for the Company or its subsidiaries and (ii) do not automatically vest in the Company or such subsidiary by operation of Law;

(p)	the IT Assets operate and perform in a manner that permits the Company to conduct its business as currently conducted;
(q)
to the knowledge of the Company, no person has gained material unauthorised access to the IT Assets and there has been no material (i) unauthorised acquisition of, access to, loss of, misuse (by any means) of any personal information, confidential information or trade secret, or (ii) unauthorised or unlawful handling of any personal information, confidential information or trade secret, in each case, used or held for use by or on behalf of the Company; and

(r)
the Company has taken commercially reasonable steps designed to protect the confidentiality, integrity and security of the IT Assets (and all information and transactions stored or contained therein or transmitted thereby) against any unauthorised use, access, interruption, modification or corruption;

11.1.18	Taxes:
except as has not, and would not reasonably be expected to have, individually or in aggregate, a Company Material Adverse Effect:
(a)
with respect to Taxes for which the period of assessment or collection has not lapsed, all Tax Returns required by applicable Law to be filed with any Tax Authority by, or on behalf of, the Company and its subsidiaries have been filed when due (taking into account any authorised extensions) in accordance with all applicable Law and all such Tax Returns were, when filed, accurate and complete;

(b)
each of the Company and its subsidiaries has paid (or has had paid on its behalf) all Taxes due and payable (whether or not shown on a Tax Return) and has withheld and remitted to the appropriate Tax Authority all Taxes required to be withheld and remitted, and, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual for all Taxes through the end of the last period for which each of the Company and its subsidiaries has prepared audited financial statements;

(c)
there is no Action (nor, to the Company’s knowledge, investigation) now pending or, to the Company’s knowledge, threatened against or with respect to the Company or any of its subsidiaries in respect of any Taxes, and no deficiency in respect of Taxes has been asserted in writing as a result of any examination or Action (or, to the Company’s knowledge, investigation) by any Tax Authority that has not been paid or contested in good faith (with appropriate reserves established in accordance with GAAP);

(d)	there are no Liens for Taxes (other than Permitted Liens) upon any of the assets of the Company or any of its subsidiaries;
(e)	each of the Company and its subsidiaries:
(i)	is not, and has not been, a party to any Tax Sharing Agreement that will not be terminated prior to the Effective Date; and

(ii)
for taxable years for which the applicable statute of limitations for an assessment of Taxes has not expired, has not been a member of a group filing a consolidated, combined or unitary Tax Return (other than a group the common parent of which is or was the Company or any of its subsidiaries and which included only the Company and /or any of its subsidiaries); and

(f)	the Company does not have any liability for the payment of any Tax imposed on any person (other than the Company or any of its subsidiaries) as a transferee or successor.
11.1.19	Material Contracts:
(a)
The Company has prior to the date of this Agreement made available to Bidder a true and complete copy of each Material Contract (including all amendments, modifications, extensions and renewals thereto and waivers thereunder). For purposes of this Agreement, each of the following constitutes a “Material Contract”:

(i)
each Contract that is a settlement, conciliation or similar agreement pursuant to which (A) the Company or any of its subsidiaries will be required after the date of this Agreement to pay more than USD $100,000, (B) that contains material restrictions on such party’s conduct or (C) the Company or the applicable subsidiary has any ongoing rights or obligations;

(ii)	each Contract relating to Indebtedness for borrowed money or under which any Lien is created or was incurred by the Company or any of its subsidiaries, other than Permitted Liens;
(iii)
any agreement involving any current or (to the extent the Company or such subsidiary has any remaining material rights or obligations under such Contract) former officer, director or shareholder of the Company or any Affiliate thereof;

(iv)
each Contract constituting a material joint venture, partnership or collaboration or similar Contract to which the Company or any of its subsidiaries is a party relating to the formation, creation, operation, management or control of any partnership or joint venture or to the ownership of any equity interest in any entity or business enterprise other than the subsidiaries;

(v)
each Contract that (A) restricts the ability of the Company or any of its subsidiaries to compete in any business with any person in any geographical area (except with respect to a specified territory in any supply or distributor Contract entered into in the Ordinary Course of Business), (B) requires the Company or any of its subsidiaries to conduct any business on a “most favoured nation” basis with any third party or (B) provides for “exclusivity” or any similar requirement in favour of any third party, except in the case of each of clauses (A) and (B) for such restrictions, requirements or provisions that are not, individually or in the aggregate, material to the Company and its subsidiaries, taken as a whole;

(vi)
each Contract that by its terms requires the Company or any of its subsidiaries, or any successor to, or acquirer of, the Company or any of its subsidiaries, to make any payment as a result of a change of control of the Company or any of its subsidiaries, whether alone or in combination with any other event that would not itself result in such payment (a “Change of Control Payment”), or gives any person a right to receive or elect to receive a Change of Control Payment;

(vii)
each Contract for the acquisition or divestiture of a business (including any Contract containing an option to so acquire or divest) that has been entered into within the past four (4) years or that contains (A) aggregate consideration in excess of USD $250,000, (B) continuing covenants, indemnities or other payment obligations that would reasonably be expected to result in the receipt or making of future payments by the Company or any of its subsidiaries in excess of USD $250,000 or (C) any other material obligations;

(viii)
each Contract pursuant to which the Company or any of its subsidiaries has continuing obligations or interest involving payment of royalties or other amounts calculated based upon any revenues or income of the Company or any of its subsidiaries;

(ix)
each Contract under which the Company or any of its subsidiaries receives or grants Intellectual Property Rights from or to any third party (other than off-the-shelf, commercially available and/or “shrink-wrap” agreements entered into in the Ordinary Course of Business (“Readily Available Software Agreements”) and supply or distributor Contracts entered into in the Ordinary Course of Business), pursuant to which the Company or any of its subsidiaries has any continuing rights or obligations, except for such rights that are not material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole;

(x)	each material Contract for Leased Real Property;
(xi)
any other Contract that is currently in effect and has been filed (or is required to be filed) by the Company as an exhibit pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

(xii)
any material Contract with any distributor and any material Contract with any other reseller or non-employee sales representative pursuant to which the Company or any of its subsidiaries has any continuing rights or obligations;

(xiii)
any material Contract (other than any purchase order entered into in the Ordinary Course of Business) with sole source or single source suppliers to any of the Company or any of its subsidiaries of products or services required for the manufacturing of the Products, other than (A) readily replaceable products or services, (B) Readily Available Software Agreements and (C) confidentiality or nondisclosure agreements entered into in the Ordinary Course of Business;

(xiv)
any Contract that is an employment or consulting agreement with any executive officer or other employee of the Company or any Company subsidiary who earns an annual salary or fee from the Company or any Company subsidiary in excess of USD $200,000 and any Contract providing for retention or transaction-based payments; and

(xv)
any Contract with any Affiliate, director, executive officer, person holding 5% of more of the Company Shares, or to the knowledge of the Company, any Affiliate or immediate family member of any of the foregoing;

(b)
each Material Contract is valid, binding and in full force and effect and enforceable against the Company or its applicable subsidiary party thereto and, to the knowledge of the Company, against the other party or parties thereto, in each case in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganisation, moratorium and other laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity)); and

(c)
neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any other party to a Material Contract, has materially breached or violated any provision of, or taken or failed to take any action which, with or without notice, lapse of time, or both, would constitute a material breach under the provisions of such Material Contract, and, since January 1, 2018, neither the Company nor any of its subsidiaries has received written notice that it has materially breached, materially violated or defaulted under any Material Contract;

11.1.20
Environmental Matters: except for such matters as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect: (a) the Company and each of its subsidiaries is in compliance with all applicable Environmental Laws; (b) there are no Actions (nor, to the Company’s knowledge, investigations) pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries alleging that the Company or any of its subsidiaries is violating any applicable Environmental Law; (c) to the knowledge of the Company, there are no Hazardous

Materials at any property currently or formerly owned or operated by the Company or any of its subsidiaries; and (d) neither the Company nor any of its subsidiaries has received any written (or, to the Company’s knowledge, other) notice, demand letter, claim or request for information alleging that the Company or any of its subsidiaries is in violation of or subject to Liability under any Environmental Law, or concerning any release or threatened release of Hazardous Materials at property currently or formerly owned or operated by the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has received any written request for information pursuant to section 104(e) of the Comprehensive Environmental Response, Compensation and Liability Act or any similar Law, concerning any release or threatened release of Hazardous Materials at any location. The representations and warranties made by the Company in this Clause 11.1.20, together with the representations and warranties set forth in Clause 11.1.6 (Governmental Authorisation) are the sole and exclusive representations and warranties made regarding environmental, health or safety matters, Environmental Laws, Environmental Permits or Hazardous Materials;
11.1.21
Insurance: the Company has made available to Bidder an accurate and complete copy of all material insurance policies relating to the business, assets and operations of the Company and its subsidiaries, and all such material insurance policies are in full force and effect, and no written notice of cancellation or material modification has been received (other than a notice in connection with ordinary renewals), and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a material default, by any insured thereunder. The Company maintains insurance coverage in such amounts and covering such risks as are consistent with its past custom and practice, and the Company’s brokers in respect of such insurance coverage have never informed the Company that such insurance coverage deviates in any material respect from normal industry practice for companies of similar size and stage of development. There is no material claim pending under any of the Company’s insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies;

11.1.22
Opinion of Financial Adviser: the Company Board has received the opinion of Perella Weinberg Partners LP to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions, limitations, qualifications and conditions set forth in the opinion, the Consideration to be received in the Acquisition by the holders of Company Shares was fair, from a financial point of view, to holders of Company Shares. The Company shall deliver to Bidder solely for informational purposes a copy of the signed opinion immediately following the execution of this Agreement;

11.1.23
Finders’ Fees: except for Perella, there is no investment banker, broker, finder or other similar intermediary that has been retained by or is authorised to act on behalf of the Company who might be entitled to any fee or commission from the Company or any subsidiary in connection with the Acquisition. The Company has made available to Bidder or its Representatives a true and complete copy of all agreements with Perella pursuant to which it would be entitled to any payment relating to the Acquisition;

11.1.24	Employees and Benefit Plans:
(a)
the Company has made available to Bidder a true and complete copy of (i) each material Benefit Plan (including all amendments thereto) or, if not reduced to writing, a summary of all material terms thereof, provided, however, that the Company shall not be required by this Section 11.1.24 to provide copies of any employment, consulting or other service agreements or offer letters, other than the standard forms of such agreements made available to Bidder, and (ii) for each Benefit Plan that is intended to be qualified under Section 401(a) of the Internal Revenue Code, a copy of the most recent determination or opinion letter from the U.S. Internal Revenue Service;

(b)
except as has not, and would not reasonably be expected to have, individually or in aggregate, a Company Material Adverse Effect, each Benefit Plan has been operated, funded and administered in compliance with its terms and applicable Law;

(c)
each Benefit Plan that intended to be qualified under Section 401(a) of the Code has received and is entitled to rely on a determination letter or opinion letter from the U.S. Internal Revenue Service to the effect that such Benefit Plan is qualified and the plan and the trust related thereto are exempt from United States federal income tax and, to the Company’s knowledge, there are no circumstances that adversely affect such Benefit Plan’s qualified status;

(d)
the Benefit Plans do not include any “defined benefit pension plan” (within the meaning of Section 414(j) of the Internal Revenue Code) or any plan equivalent thereto within any similar foreign Law, or any liability for such plans;

(e)
none of the Company, any of its subsidiaries nor any employer, trade or business that could at any time be treated as a “single employer” with the Company or any of its subsidiaries under Section 414 of the Internal Revenue Code or Section 4001(b)(1) of ERISA has within the seven (7) year period ending on the date of this Agreement sponsored, maintained, contributed to or been required to contribute to, or has any Liability in respect of, (i) a plan that is or was subject to Title IV of ERISA, or (ii) a plan that is or was subject to the minimum funding rules of Section 302 of ERISA or Section 412 of the Internal Revenue Code;

(f)
except as required under applicable Law, no Benefit Plan provides health or welfare benefits following retirement or other termination of employment or service, other than through the end of the month of termination or as premium reimbursement/premium waiver, or continued coverage at the individual’s cost, for health insurance during a notice or severance period not in excess of eighteen (18) months;

(g)
except as provided in this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (whether alone or in conjunction with any other event) is reasonably likely to (i) result in any payment or benefit to any current or former employee, director, or individual independent contractor of the Company or any of its subsidiaries, (ii) directly or indirectly cause or result in the acceleration or increase of any obligation or benefits under any Benefit Plan, including accelerated vesting or payment of any compensation or benefits under, or the required funding of, any Benefit Plan, (iii) limit or restrict the ability of the Company or its subsidiaries, as applicable, to modify, amend or terminate any Benefit Plan, or (iv) require any current or former employee or independent contractor of the Company to be notified or consent to the transactions (other than in such individual’s capacity as a Company Shareholder or as the holder of an Award);

(h)
no current or former employee, director or independent contractor of the Company or any of its subsidiaries has received or could receive any payments or benefits under any Benefit Plan that (i) have resulted or could result, individually or in combination with any other payments or benefits, in the payment of any “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, or (ii) have resulted or could result in any Liability of the Company or any of its subsidiaries for failure to comply with Section 409A of the Internal Revenue Code;

(i)
no current or former employee, director or independent contractor of the Company or any of its subsidiaries is entitled to a gross-up, reimbursement or other payment in respect of any Taxes under Section 4999 of the Internal Revenue Code in respect of any payments or benefits that may be paid in connection with or following the consummation of the transactions contemplated by this Agreement;

(j)
the Company and its subsidiaries are in compliance with (i) all applicable Laws respecting terms and conditions of employment, payment of wages and hours of work, employment or other discrimination, employee classification (for overtime or vacation purposes or as employee versus independent contractor), record keeping, equal pay or pay equity, workers’ compensation, family and medical or other employee leave (including the U.S. Families First Coronavirus Response Act), the U.S. Immigration Reform and Control Act, the UK Immigration Act 1996, labour relations, disability rights or benefits, privacy, unlawful harassment, retaliation, whistleblowing, wrongful discharge or violation of the personal rights of Employees or prospective employees, equal opportunity/affirmative action, plant closure or mass layoff issues, unemployment insurance, and occupational safety and health requirements and (ii) all employment or other individual service providing Contract, in each case other than such failures to comply that will not, individually or in the aggregate, result in Liability that would be material to the Company Group, taken as a whole;

(k)	neither the Company nor any of its subsidiaries is or since January 1, 2018 has been a party to any collective bargaining agreement, trade union agreement, industry or national labour agreement, works council, staff association, employee representative agreement, or information or consultation agreement. Within the thirty-six (36) months ending on the date of this Agreement, neither the Company nor any of its subsidiaries has experienced any actual or threatened strikes, grievances, industrial action, claims of unfair labour practices or other collective bargaining disputes. No consent of, consultation with, or the rendering of formal advice by, any labour or trade union, works council or other employee representative body is required for the Company or any of its subsidiaries to enter into this Agreement or to consummate any of the transactions contemplated by this Agreement. No collective bargaining agreement or other similar agreement of the Company or any of its subsidiaries prohibits or in any way restricts the temporary or permanent suspension or termination of any Employee, or the relocation or closing of any office, facility or other operation of the Company and its subsidiaries. To the Company’s knowledge, no organisational effort has been made or threatened (including the filing of a petition for certification) either currently or within the past two (2) years, by or on behalf of any labour union or works council with respect to Employees;
(l)
there is no Action (nor, to the Company’s knowledge, investigation) pending or, to the Company’s knowledge, threatened with respect to or involving any Benefit Plans, employees (in their capacities as such) or employment-related matters, either by private persons or by Governmental Authorities, other than claims for benefits in the Ordinary Course of Business. Neither the Company nor any of its subsidiaries is a party to a conciliation agreement, consent decree or other agreement or order with any Governmental Authority with respect to employment practices. No charges or complaints are open and pending against the Company or, to the Company’s knowledge, any of its subsidiaries with the U.S. Equal Employment Opportunity Commission, the U.S. Office of Federal Contract Compliance Programs (the “OFCCP”), the UK Equality and Human Rights Commission or any other Governmental Authority with respect to any employment-related matters or pursuant to internal complaint procedures. To the Company’s knowledge, (i) there are no, and since January 1, 2018 there have not been any, Actions or investigations pending or threatened, against the Company or any of its subsidiaries, or any internal investigations by the Company or any of its subsidiaries, in each case, involving allegations of discrimination, harassment, retaliation, or other similar wrongdoing brought by any Employee at the level of vice president or above, (ii) nor have any requests been made to conduct any such internal investigations;

(m)
during the past two (2) years, neither the Company nor any of its subsidiaries has caused (i) a plant closing as defined in the U.S. Worker Adjustment and Retraining Notification Act or other comparable Law (the “WARN Act”) affecting any site of employment or one or more operating units within any site of employment of such person or (ii) a mass layoff as defined in the WARN Act. Neither the Company nor any of its subsidiaries has been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any foreign, state or local Law similar to the WARN Act;

(n)
to the Company’s knowledge, neither the Company nor any of its subsidiaries has any material Liability or obligation with respect to any misclassification of (i) any person as an independent contractor rather than as an employee, (ii) any employee leased from another employer, or (iii) any person currently or formerly classified as exempt from overtime and minimum wages;

(o)
neither the Company nor any of its subsidiaries has taken any actions due to the COVID-19 pandemic to furlough or otherwise temporarily lay off Employees, terminate the employment of any Employee, reduce hours or wages or benefits of Employees or provided notice of any intent to do the foregoing. The Company and each of its subsidiaries have taken reasonable steps to protect Employees in the workplace with respect to the COVID-19 pandemic to the extent reasonably required under applicable COVID-19 Measures and, to the Company’s knowledge, has not experienced any material employment-related liability due to the COVID-19 pandemic. Neither the Company nor any of its subsidiaries has participated in the UK Coronavirus Job Retention Scheme or any similar scheme;

(p)	since January 1, 2018, neither the Company nor any of its subsidiaries has breached or violated any applicable Law concerning employer contributions to any trade union, housing,

unemployment, retirement, bonus, pension and welfare funds and all other funds to which an employer is required by non-U.S. Law to contribute that, individually or in the aggregate, has resulted in or would reasonably be expected to result in any material Liability or the loss of any material right or benefit with respect to the Company or any of its subsidiaries;
(q)
neither the Company nor any of its subsidiaries has in the twelve (12) months preceding the date of this Agreement given notice of redundancies to the relevant UK Secretary of State or started consultations with a trade union under Part IV Chapter II UK Trade Union and Labour Relations (Consolidation) Act 1992 or failed to comply with its obligations under Part IV Chapter II of that Act. In the twelve (12) months preceding the date of this Agreement, neither the Company nor any of its subsidiaries has been a party to a relevant transfer (as defined in the UK Transfer of Undertakings (Protection of Employment) Regulations 2006), or provided indemnity protection to any third party in relation to any relevant transfer taking place within that timeframe, or failed to comply with an obligation imposed by such Laws, and no such notice of redundancies and no such relevant transfer is pending or anticipated; and

(r)	no employee with a title of “vice president” or above is employed under a non-immigrant work visa or other work authorisation that is limited in duration;
11.1.25	Privacy and Data Security:
(a)
except as has not had and would not reasonably be expected to have a Company Material Adverse Effect, the practices of the Company and its subsidiaries concerning collection, use, analysis, retention, storage, protection, security, transfer, disclosure, disposal, and other processing of Personal Information comply with, and have not violated, any (i) Contract, including any business associate agreement, data processing agreement or data use agreement entered into by the Company or its subsidiaries with a client, (ii) applicable Privacy Law, or (iii) internal or external written policy of the Company and its subsidiaries;

(b)
except as has not had and would not reasonably be expected to have a Company Material Adverse Effect, since January 1, 2018, neither the Company nor any of its subsidiaries has (i) received written or other notice of an investigation by any Governmental Authority for an actual or alleged violation of any applicable Privacy Law, or (ii) received any written (or, to the Company’s knowledge, other) complaints or notices from any person alleging a violation of any Privacy Law;

(c)
the Company and each of its subsidiaries has implemented reasonable administrative, physical, organizational, and technical safeguards to protect the Personal Information processed by the Company and its subsidiaries, and such safeguards take into account the size and scope of the Company and the risks posed to the Personal Information processed by the Company and its subsidiaries, except for such failures to implement as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole. The Company and its subsidiaries maintain, and have remained in compliance with, written policies and procedures concerning the (i) protection of Personal Information, (ii) the protection of the systems, technology and networks that process such Personal Information, and (iii) prevention, detection, containment, and correction of security incidents and violations respecting its information systems, except for such failures to maintain or remain in compliance as have not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole;

(d)
except as has not had and would not reasonably be expected to have a Company Material Adverse Effect, since January 1, 2018, there has been no: (i) unauthorised disclosure or use of any Personal Information in the possession, custody or control of the Company or any of its subsidiaries, or (ii) breach of any of the Company’s or its subsidiaries’ security procedures wherein Personal Information has been disclosed to an unauthorised third person. Since January 1, 2018, neither the Company nor any of its subsidiaries has notified another party or a Governmental Authority of any security incident or breach of information security procedures;

(e)
except as has not had and would not reasonably be expected to have a Company Material Adverse Effect, to the extent that the Company or its subsidiaries collect Personal Information of persons located outside of the United States, the Company and its subsidiaries have implemented sufficient mechanisms to ensure that the transfers of Personal Information from such persons’ home country to any other country complies with Privacy Laws, including any applicable restrictions placed on the transfer of such Personal Information;

(f)
except as has not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company and its subsidiaries have entered into written agreements with each third-party service provider, vendor and business partner that has access (including storage) to Personal Information on behalf of the Company (“Data Related Vendors”) that require compliance with all Privacy Laws. To the knowledge of the Company, the Company and its subsidiaries have taken reasonable and sufficient steps to select and retain only those Data Related Vendors that have maintained the confidentiality and security of the Personal Information to which they have access;

11.1.26
Affiliate Transactions: except for Material Contracts filed or incorporated by reference as an exhibit to a Company SEC Document filed by the Company prior to the date hereof, no executive officer or director of the Company is a party to any Contract with or binding upon the Company or any of its subsidiaries or any of their respective assets, rights or properties or has any material interest in any material asset, right or property owned by the Company or any of its subsidiaries. Since January 1, 2018, there has been no transaction, or series of similar transactions, Contracts, arrangements or understandings, to which the Company or any of its subsidiaries is or was a party, that would be required to be disclosed under Item 404 of Regulation S-K of the SEC that has not been so disclosed;

11.1.27	No Rights Plan: there is no shareholder rights plan, “poison pill”, antitakeover plan or similar device or Contract in effect to which the Company is a party or otherwise bound;
11.1.28
Suppliers: Clause 11.1.28 of the Company Disclosure Letter sets forth a true, correct and complete list of the top 10 suppliers of the Company and its subsidiaries for the fiscal year ended December 31, 2020, as measured by the aggregate amounts paid by the Company and its subsidiaries during each such period (the “Top Suppliers”). Since January 1, 2020, (a) there has been no termination of the business relationship of the Company or its subsidiaries with any Top Supplier, (b) there has been no material change in the terms of its business relationship with any Top Supplier adverse to the Company or its subsidiaries and (c) no Top Supplier has notified the Company or any of its subsidiaries in writing (or, to the Company’s knowledge, otherwise) that it intends to terminate or materially change the pricing or other material terms of its business in any respect adverse to the Company or its subsidiaries; and

11.1.29
No Other Representations or Warranties: except for the representations and warranties expressly set forth in this Clause 11.1, neither the Company, its subsidiaries, nor any Representative or other person acting on behalf of the Company or its subsidiaries makes any express or implied representation or warranty with respect to the Company or its subsidiaries or with respect to any other information provided to Bidder, Bidco or their Representatives in connection with the transactions contemplated hereby.

11.2	The Acquirers jointly and severally represent and warrant to the Company that:
11.2.1
Corporate Existence and Power: each Acquirer is a company duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has all corporate powers required to carry on their respective businesses as now conducted. Each Acquirer is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary or applicable, and each Acquirer has all governmental licenses, authorisations, Permits, consents and approvals required to carry on its respective business as now conducted, in each case except where failure to be so qualified or in good standing, or failure to have such governmental licenses, authorisations, Permits, consents or approvals, has not had and would not reasonably be expected to have, individually or in the aggregate, a Bidder Material Adverse Effect;

11.2.2
Corporate Authorisation: each Acquirer has the requisite power and authority to enter into and perform its obligations under this Agreement in accordance with the terms hereof. The execution and delivery of this

Agreement by each Acquirer have been duly and validly authorised by all necessary corporate action on the part of such Acquirer, and no other corporate action on the part of either Acquirer is necessary to authorize the execution and delivery by such Acquirer of this Agreement;
11.2.3
Binding Obligations: this Agreement has been duly executed and delivered by each Acquirer and, assuming due authorisation, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligations of each Acquirer and is enforceable against each Acquirer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and by general principles of equity;

11.2.4
Governmental Authorisation: the execution, delivery and performance by each Acquirer of this Agreement, the consummation by it of the Acquisition and the implementation of the Scheme requires no action by or in respect of, or filing with, any Governmental Authority (which for the purposes of this warranty and representation does not include the UK Panel of Takeovers and Mergers) or any stock market or stock exchange on which shares of Bidder are listed for trading in connection with the execution and delivery of this Agreement or each Acquirer’s performance of its respective obligations hereunder or the consummation of the Acquisition and the other transactions contemplated by the Circular, other than: (a) as may be required to comply with the provisions of the Act; (b) with respect to any Clearance; (c) compliance with any applicable requirements of applicable United States securities Laws; and (d) such other actions, authorisations, consents, approvals or filings, the absence of which, individually or in the aggregate, would not have and would not reasonably be expected to have, individually or in the aggregate, a Bidder Material Adverse Effect;

11.2.5
Non-Contravention: the execution, delivery and performance by each Acquirer of this Agreement and the consummation of the Acquisition and the other transactions contemplated by the Circular do not and will not:

(a)	contravene, conflict with, or result in any violation or breach of any provision of such Acquirer’s or its subsidiaries’ constitutional or organisational documents;
(b)	require the approval of its shareholders or any vote or consent of the holders of any class or series of capital stock or other securities of Bidder;
(c)	assuming compliance with the matters referred to in Clause 11.2.4, contravene, conflict with or result in a violation or breach of any provision of any applicable Law;
(d)
assuming compliance with the matters referred to in Clause 11.2.4, require any payment to or consent or other action by any person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a breach or default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Acquirer or any of its subsidiaries is entitled under any provision of any Contract or other instrument binding on such Acquirer or any of its subsidiaries or any Contract, license, franchise, Permit, certificate, approval or other similar authorisation affecting, or relating in any way to, the assets or business of such Acquirer and its subsidiaries; or

(e)	result in the creation or imposition of any Lien on any asset of any Acquirer;
with only such exceptions, in the case of each of subclauses (c) through (e), as would not reasonably be expected to have, individually or in the aggregate, a Bidder Material Adverse Effect;
11.2.6	Formation and Activities of Bidco: all of the issued share capital of Bidco is owned indirectly by Bidder;
11.2.7
Litigation: there is no Action (or any basis therefor) pending or, to the knowledge of each Acquirer, threatened against such Acquirer or any of its subsidiaries, that would reasonably be expected to (a) prevent such Acquirer from being able to comply with its obligations pursuant to this Agreement or (b) have a Bidder Material Adverse Effect. There are no material judgments, orders, writs, injunctions or decrees outstanding against any Acquirer or any of its subsidiaries, or any of their respective properties or assets, that would, as of the date hereof, have or reasonably be expected to have, a Bidder Material Adverse Effect;

11.2.8
Sufficient Funds: Bidder (together with its subsidiaries) has available sufficient resources, and will cause Bidco to have available sufficient resources, which will be available at such time as Bidder is obligated to pay the Cash Consideration to the Receiving Agent in accordance with Clause 2.3, to satisfy, in full, the cash consideration requirements under and in connection with the Acquisition, including the Cash Consideration, and to otherwise satisfy the Acquisition and pay all related fees and expenses required to be paid by any Acquirer under this Agreement. The receipt or availability of any funds or financing by or to any Acquirer or any of their Affiliates or any other financing transaction is not a condition to any of the obligations of any Acquirer hereunder;
11.2.9
Finders’ Fees: except for Guggenheim, there is no investment banker, broker, finder or other similar intermediary that has been retained by or is authorised to act on behalf of any Acquirer who might be entitled to any fee or commission from any Acquirer in connection with the Acquisition; and

11.2.10
No Other Representations or Warranties: except for the representations and warranties expressly set forth in this Clause 11.2, neither Bidder, its subsidiaries (including Bidco), nor any Representative or other person acting on behalf of Bidder or its subsidiaries makes any express or implied representation or warranty with respect to Bidder or its subsidiaries or with respect to any other information provided to the Company or its representatives in connection with the transactions contemplated hereby.

11.3	Each of the representations and warranties in this Clause 11 shall be construed as separate and shall not be limited or restricted by the terms of any other such representation or warranty.
12.	TERMINATION
12.1	This Agreement may be terminated as follows:
12.1.1	upon agreement in writing between Bidder and the Company at any time prior to the Effective Date;
12.1.2	by the Company, in accordance with Clause 10.3.2(b);
12.1.3
by either Bidder or the Company, by written notice to the other, if any court of competent jurisdiction or other Governmental Authority shall have issued an injunction, judgment order, rule or decree permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such injunction shall have become final and non-appealable (provided that the right to terminate this Agreement pursuant to this Clause 12.1.3 shall not be available to a party whose breach of any provision of this Agreement shall have been the primary cause of such injunction);

12.1.4	by Bidder, by written notice to the Company, if:
(a)	a material breach of Clause 10.2 or Clause 10.3 occurs;
(b)	following the Court Meeting or the General Meeting, the Company Board notifies Bidder in writing or publicly states that the Company will not seek the sanctioning of the Scheme by the Court;
(c)
(i) the Company Board effects a Company Adverse Change Recommendation, (ii) where the Company Board withdraws or modifies in a manner adverse to Bidder or Bidco the Company Board Recommendation or shall have failed to include the Company Board Recommendation in the Circular when mailed, or (iii) the Company Board shall have failed to reaffirm the Company Board Recommendation within ten (10) Business Days after (A) a takeover offer, tender offer or exchange offer for outstanding Company Shares shall have been commenced (other than by Bidder or one of its subsidiaries) or (B) Bidder so requests such reaffirmation in writing (provided that (x) Bidder shall be only allowed to make two (2) such reaffirmation requests with respect to each such disclosure or announcement of an Acquisition Proposal (but in no event within ten (10) Business Days of a prior reaffirmation request with respect to the same disclosure or announcement of an Acquisition Proposal, unless there are less than ten (10) Business Days prior to the date of the Court Meeting, in which case such ten (10) Business Day limitation shall be reduced to five (5) Business Days), and otherwise only one such reaffirmation request not in connection with any such disclosure or announcement of an Acquisition Proposal and (y) such ten (10) Business Day deadline for reaffirming the Company Board Recommendation shall be shortened to the date that is three (3) days prior to the General Meeting, if such date is earlier);

(d)	the Company breaches any of its representations and warranties set out in Clause 11 or fails to perform any covenant or obligation in this Agreement on the part of the Company, in each case such that the conditions set forth in Clause 9.1.4 or 9.1.5 would not be satisfied and such breach cannot be cured by the Company by the Long Stop Date, or if capable of being cured in such time period, shall not have been cured within thirty (30) days of the date Bidder gives the Company written notice of such breach or failure to perform; provided, however, that Bidder shall not have the right to terminate this Agreement pursuant to this Clause 12.1.4(d) if either Bidder or Bidco is then in material breach of any representation, warranty, covenant or obligation hereunder;
12.1.5
by the Company, by written notice to Bidder, if Bidder or Bidco breaches any of its representations and warranties set out in Clause 11 or fails to perform any covenant or obligation in this Agreement on the part of Bidder or Bidco, in each case, if such breach or failure would reasonably be expected to prevent Bidder or Bidco from consummating the transactions contemplated by this Agreement and such breach or failure cannot be cured by Bidder or Bidco, as applicable, by the Long Stop Date, or if capable of being cured in such time period, shall not have been cured within 30 days of the date the Company gives Bidder written notice of such breach or failure to perform; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Clause 12.1.5 if the Company is then in material breach of any representation, warranty, covenant or obligation hereunder; or

12.1.6
by either Bidder or the Company, by written notice to the other, if the Scheme is not approved by the requisite majority of the Company Shareholders at the Court Meeting or the relevant Resolutions are not passed by the requisite majority of the Company Shareholders at the General Meeting or the Scheme is not sanctioned by the Court at the Court Hearing (in each case including at any adjournment or postponement of such meeting) and, within ten (10) Business Days of any such event, either the Bidder has not requested written consent to a Takeover Switch (or confirmed that it does not intend to pursue a Takeover Switch) or the Bidder has requested written consent to a Takeover Switch and the Company has failed to give such written consent; or

12.1.7
by either Bidder or the Company, by written notice to the other, if the Effective Date has not occurred by the Long Stop Date; provided that, notwithstanding any other provision of this Agreement, the right to terminate this Agreement pursuant to this Clause 12.1.7 shall not be available to any party whose material breach of this Agreement has primarily caused the failure of the Effective Date to have occurred by the Long Stop Date.

12.2
If this Agreement is terminated pursuant to this Clause 12, this Agreement shall become void and of no effect and there shall be no other liability between the Company, on the one hand, or Bidder or Bidco, on the other hand; provided that (a) the Confidentiality Agreement and Clauses 1, 12, 13, 14, 15, 16, 17, 18, 19, 20 and 21 shall survive such termination, and (b) no such termination shall relieve any party of any liability or damages to any other party resulting from any fraud or Wilful Breach of this Agreement.

12.3
Prior to any adjournment of the Court Meeting or the General Meeting or any delay of the Court Hearing beyond the expected date for such meeting or hearing (as the case may be) as set out in the Circular, the Company will seek an undertaking from any competing offeror in respect of a then existing Acquisition Proposal to clarify its intentions with respect to its Acquisition Proposal by no later than seven (7) days prior to any proposed date for such adjourned Court Meeting or General Meeting or delayed Court Hearing.

12.4
No party shall have any right to terminate this Agreement, whether under this Agreement or otherwise, except as expressly set out in Clause 12.1 (and if, by operation of law, any party has such a right, it undertakes not to exercise such right).

13.	COMPENSATORY PAYMENT
13.1	In the event that this Agreement is terminated:
13.1.1	by the Company pursuant to Clause 12.1.2;
13.1.2	by Bidder pursuant to Clauses 12.1.4(a), (b) or (c); or
13.1.3
by Bidder pursuant to Clause 12.1.4(d) or by Bidder or the Company pursuant to Clause 12.1.6 or 12.1.7 where (i) any person shall have informed the Company Board of or shall have publicly disclosed a bona fide Acquisition Proposal after the date hereof and prior to such termination, which Acquisition Proposal has not been irrevocably withdrawn (and, in the case of a publicly disclosed Acquisition Proposal, publicly withdrawn) prior to such termination and (ii) within twelve (12) months of such termination, an Acquisition

Proposal (which, for the avoidance of doubt, may be a different Acquisition Proposal than the one outstanding as of the termination date) is completed.
13.2
then, in any such event under Clause 13.1, the Company (or the successor to, or acquirer of, the Company) will pay to Bidder (or its designated Affiliate) an amount equal to USD $5,900,000 plus any VAT due in accordance with Clause 13.5.2 (the “Compensatory Payment”) (a) in the case of Clause 13.1.1, prior to or concurrently with such termination or the execution of a definitive agreement in respect of a Superior Proposal, (b) in the case of Clause 13.1.2, within two (2) Business Days following such termination and (c) in the case of Clause 13.1.3, within two (2) Business Days after the Acquisition Proposal is completed. The parties acknowledge and agree that: (i) at the date of this Agreement it is not possible to ascertain the amount of the overall loss that Bidder may incur in the circumstances in which the Compensatory Payment is payable; and (ii) the Compensatory Payment represents a genuine estimate by the parties of the amount of the overall loss that Bidder would incur in such circumstances, is proportionate to the legitimate interests of Acquirers in the enforcement of the obligations pursuant to Clause 13 and is not paid in compensation for any other payment which would have been due under this Agreement but for its termination. All sums payable under this Clause 13 shall be paid in the form of an electronic funds transfer for same day value to such bank as may be notified to the Company by Bidder and shall be paid in full free from any deduction or withholding whatsoever (save as required by law) and without regard to any Lien, right of set-off, counter-claim or otherwise. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that in the event that the Compensatory Payment becomes payable by, and is paid in full by, the Company, in no event shall Bidder’s right to receive monetary damages in connection with this Agreement be greater than the Compensatory Payment, and the Compensatory Payment shall be the sole and exclusive remedy for damages by Bidder, its Affiliates and any Representatives of any of the foregoing against the Company and its former, current or future shareholders, directors, officers, Affiliates, agents or other Representatives for any loss suffered as a result of any breach of any representation, warranty, covenant or agreement set forth in this Agreement or the failure of the Acquisition to be consummated, and under circumstances where such Compensatory Payment is due, upon payment of such amount, none of the Company or any of its former, current or future shareholders, directors, officers, Affiliates, agents or other Representatives shall have any further liability or obligation relating to or arising out of this Agreement, the Acquisition or the transactions contemplated hereby; provided, that, nothing in this Clause 13.2 shall relieve any party from Liability for fraud. The parties acknowledge and agree that in no event shall the Company be required to pay the Compensatory Payment on more than one occasion to Bidder, whether or not the Compensatory Payment may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

13.3	The parties agree that the provisions of Clause 13.1 shall apply mutatis mutandis following a Takeover Switch.
13.4
The parties agree to treat any Compensatory Payment payable as not consideration for a taxable supply for VAT purposes on the basis that the payment is to compensate Bidder for the time and effort that it has incurred and is not directly linked to a supply made to the Company by Bidder or any Affiliate, and the parties agree to use all reasonable endeavors to secure such treatment. If the published guidance of HMRC on the date that the Compensatory Payment is due to be made indicates that the Compensatory Payment may be subject to VAT, the parties will jointly apply in writing to HMRC for confirmation that the treatment set out in this Clause 13.4 applies.

13.5	If, however, the Compensatory Payment is determined by HMRC in whole or part consideration for a taxable supply then:
13.5.1
if and to the extent that such VAT is not recoverable by the Company by repayment or credit, no additional amount shall be paid in respect of VAT and the Compensatory Payment shall be VAT inclusive; and/or

13.5.2
if and to the extent that such VAT is recoverable by the Company by repayment or credit, the amount of the Compensatory Payment shall be increased to take account of such recoverable VAT, such that the total amount of the Compensatory Payment paid to the Acquirer (including the amount in respect of VAT), less the amount of such repayment or credit, is equal to the amount that the Compensatory Payment would have been in the absence of such VAT.

13.6
Such adjusting payment as may be required by the Company to give effect to Clause 13.4 above shall be made five (5) Business Days after the date on which the determination by HMRC has been communicated by the Acquirer to the Company (together with the provision by the Acquirer of a valid VAT invoice).

14.	FEES, COSTS, PAYMENTS AND TRANSFER TAXES
14.1
Without prejudice to its other rights pursuant to this Agreement (or in relation to a breach by any party of the terms of this Agreement), each party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement and any other agreement incidental to the implementation of the Acquisition or referred to in this Agreement.

14.2
Notwithstanding any other provision of this Agreement, all Tax Returns with respect to any excise, sales, use, transfer (including real property transfer), Stamp Duty, documentary, filing, recordation and other similar taxes arising directly or indirectly from the entry into this Agreement or the Acquisition (“Transfer Taxes”) shall be timely filed by the party responsible for such filing under applicable Law or, in the case of Stamp Duty and stamp duty reserve tax (other than Stamp Duty or stamp duty reserve tax resulting from the issue or transfer of Company Shares to a participant in a Company Share Plan in settlement of an Award), by the Acquirers (provided that the parties shall cooperate in the preparation and filing of any Tax Returns with respect to the Transfer Taxes, including by promptly supplying any information in their possession that is reasonably necessary for the preparation and timely filing of such Tax Returns or the payment of any amounts pursuant to this Clause 14.2). All Stamp Duty and stamp duty reserve tax (and all reasonable out-of-pocket costs for the preparation of such Tax Returns) shall be borne by the Acquirers, other than Stamp Duty or stamp duty reserve tax resulting from the issue or transfer of Company Shares to a participant in a Company Share Plan in settlement of an Award. Save in respect of Stamp Duty and stamp duty reserve tax, other than Stamp Duty or stamp duty reserve tax resulting from the issue or transfer of Company Shares to a participant in a Company Share Plan in settlement of an Award, where all such Stamp Duty and stamp duty reserve tax (and all reasonable out-of-pocket costs for the preparation of related Tax Returns) shall be borne by the Acquirers, Transfer Taxes shall be borne by the party responsible for filing the relevant Tax Returns.

15.	REMEDIES AND WAIVERS
15.1
No delay or omission by any party to this Agreement in exercising any right, power or remedy provided by law or under this Agreement shall affect that right, power or remedy or operate as a waiver of it.

15.2	No waiver of any right, power or remedy provided by Law or under this Agreement shall have effect unless given by notice in writing and executed by or on behalf of each of the parties.
15.3
The single or partial exercise of any right, power or remedy provided by Law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

15.4	The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by Law.
15.5
Without prejudice to any other rights and remedies which a party may have, each party (each being, as applicable, for the purposes of this Clause 15 the “undertaking party”) acknowledges and agrees that the other party would be materially harmed by a breach of any of the provisions of this Agreement and that damages alone would not be an adequate remedy for any such breach. Accordingly, the undertaking party acknowledges that the other party shall be entitled to seek the remedies of injunction, specific performance and other equitable relief (and the undertaking party agrees that it shall not contest the appropriateness or availability thereof), for any threatened or actual breach of any provision of this Agreement and no proof of special damages shall be necessary for the enforcement by a party of its rights under this Agreement.

15.6
This Agreement may be executed in any number of counterparts, and by or on behalf of the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

16.	INVALIDITY
16.1
If any provision of this Agreement is held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected, and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected.

16.2
If this Agreement would require a party to do or omit to do anything that would be contrary to the Act or applicable Law, then the parties shall endeavour to comply with this Agreement in a manner that is not contrary to the Act or applicable Law as the case may be, but if that is impossible then the relevant provision of this Agreement shall, to that extent, be of no force or effect.

17.	NOTICES
17.1
Notices under this Agreement shall be given in writing by personal delivery, international courier or email transmission (with a copy despatched by personal delivery or international courier) and shall be effective when received. Notices shall be given as follows:

17.1.1	if to the Company:
For the attention of:	Oxford Immunotec Global PLC

Address:	94C Innovation Drive, Milton Park

Abingdon, Oxfordshire OX14 4RZ, U.K.

Attention:	Peter Wrighton-Smith, Chief Executive Officer

Janet Kidd, General Counsel and Company Secretary

Email:	[***]

[***]
Copied to (but shall not constitute notice to the Company):

Attention:	James Gubbins

Address:	Covington & Burling LLP

265 Strand

London WC2R 1BH

United Kingdom

Email:	[***]

Attention:	Jack S. Bodner

Address:	Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018-1405

United States

Email:	[***]

17.1.2	if to Bidder or Bidco:
For the attention of:	PerkinElmer, Inc.

Address:	940 Winter Street

Waltham, Massachusetts 02451

Attention:	General Counsel

Email:	[***]

Copied to (but shall not constitute notice to Bidder or Bidco):

Attention:	Hal J. Leibowitz and

Christopher D. Barnstable-Brown

Address:	Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Email:	[***]

[***]

Attention:	Tom Brassington

Address:	Hogan Lovells International LLP

Atlantic House

Holborn Viaduct

London EC1A 2FG

Email:	[***]
or to such other address or email (as applicable) as may from time to time be notified in writing by the recipient to each other party as being the recipient’s address or email (as applicable) for notice.
17.2	Any notice given under this Agreement shall, in the absence of earlier receipt, be deemed to have been duly given:
17.2.1	if personally delivered, at the time of delivery;
17.2.2	if sent by international courier, at the time that delivery at the address referred to in Clause 17.1 is acknowledged to the relevant international courier; or

17.2.3
if sent by email transmission, upon the earlier of (a) written confirmation of receipt by the intended recipient or (b) one (1) Business Day following receipt by the sender of a written (including electronic) transmission report or confirmation (or other appropriate documentary evidence) that the email has been transmitted to and received in full by the addressee.

18.	ENTIRE AGREEMENT; SEVERANCE
18.1
The Transaction Documents, together with the Irrevocable Undertakings, constitute the whole and only agreement among the parties relating to the subject matter hereof and thereof and supersede any previous agreement whether written or oral among the parties in relation to the subject matter hereof and thereof.

18.2
If any provision of this Agreement is declared by any legal or other competent authority to be void or otherwise unenforceable, that provision shall be severed from the Agreement and the remaining provisions of this Agreement shall remain in full force and effect.

19.	GENERAL; NO THIRD PARTY RIGHTS
19.1	Nothing in this Agreement and no action taken by the parties under this Agreement shall constitute a partnership, association, joint venture or other co-operative entity among any of the parties.
19.2
No amendment, variation, change or addition to this Agreement shall be effective or binding on any party unless made in writing and executed by or on behalf of each of the parties. No waiver of any provision of this Agreement shall be effective unless such waiver is in writing and executed by or on behalf of the party waiving such provision.

19.3
This Agreement is personal to the parties and no party shall assign, transfer or create a trust over all or any part of the benefit of, or its rights or benefits under, this Agreement without the prior written consent of the other parties. Notwithstanding the foregoing, each of the Acquirers may, upon written notice to the Company, assign to an Affiliate controlled by the Acquirers its rights, interests and obligations under this Agreement of such party; provided that no such assignment shall (a) relieve either of the Acquirers of their respective obligations hereunder or (b) adversely impact in any respect the Company or its rights hereunder or materially impede or delay in any way the Acquisition.

19.4
The parties do not intend that any term of this Agreement should be enforceable by any person who is not a party to this Agreement by virtue of the Contracts (Rights of Third Parties) Act 1999 or otherwise.

20.	GOVERNING LAW
20.1
This Agreement (together with all documents to be entered into pursuant to it which are not expressed to be governed by another law) and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

20.2
Each of the parties agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any claim, legal action, proceedings, dispute or matter of difference which may arise out of or in connection with this Agreement (including claims for set-off or counterclaim) or the legal relationships established by this Agreement, whether contractual or non-contractual (“Proceedings”).

20.3
Each of the parties irrevocably submits to the exclusive jurisdiction of the courts of England and Wales and waives any objection to any Proceedings in such courts or on the grounds of venue or on the grounds that such Proceedings have been brought in an inappropriate forum.

20.4	Each of the parties agrees that a judgment against it in the courts of England and Wales may be enforced against it in any other jurisdiction in accordance with the laws of that jurisdiction.
21.	AGENTS FOR SERVICE OF PROCESS
21.1
Bidder shall at all times maintain an agent for service of process in England. Bidder irrevocably appoints Bidco (such entity or any replacement agent appointed pursuant to Clause 21.3, “Agent”) as its agent for such purpose.

21.2
Without prejudice to any other permitted mode of service, each party agrees that service of any claim form, notice or other document for the purpose of any Proceedings begun in England shall be duly served upon it if served on the Agent in any manner permitted by the UK Civil Procedure Rules, whether or not it is forwarded to the party.

21.3
If for any reason the Agent appointed by any party at any time ceases to act as such, the party shall promptly appoint another such agent and promptly notify the other parties of the appointment and the new agent’s name and address in accordance with Clause 17. If the party concerned does not make such an appointment within seven (7) Business Days of such cessation, then any other party may make such appointment on behalf of, and at the expense of, such defaulting party and if it does so shall promptly notify the other parties of the new agent’s name and address in accordance with Clause 17.

22.	OBLIGATIONS OF BIDCO
Bidder shall ensure that Bidco duly performs, satisfies and discharges on a timely basis each of the covenants, obligations and liabilities applicable to Bidco under this Agreement, and Bidder shall be jointly and severally liable with Bidco for the due and timely performance and satisfaction of each of said covenants, obligations and liabilities.
23.	NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES
None of the representations and warranties contained in this Agreement, the Company Disclosure Letter or in any certificate or schedule or other document delivered by any person pursuant to this Agreement shall survive the Acquisition. Except in the case of fraud, following the consummation of the Acquisition in accordance with this Agreement, none of Bidder, Bidco or any of their Affiliates shall be permitted to make any claims for breach by the Company of any of its representations, warranties, covenants or obligations under this Agreement, including any claim that such breach resulted in a failure of a condition to consummate the Acquisition or excuses performance by Bidder or Bidco of any of their respective obligations hereunder.
[Remainder of Page Intentionally Left Blank]

AS WITNESS WHEREOF this Agreement has been executed and delivered as a deed on the date which first appears above.
Executed and delivered as a DEED by OXFORD	)
IMMUNOTEC GLOBAL PLC acting by a	)
director and the company secretary:	)
/s/ Peter Wrighton-Smith
Peter Wrighton-Smith, Director

/s/ Janet Kidd
Janet Kidd, Company Secretary

Executed as a deed by PerkinElmer,	)
Inc. acting by Joel Goldberg who, in	)
accordance with the laws of the United	)
States, is acting under the authority of	)
PerkinElmer, Inc.		/s/ Joel Goldberg
Authorised signatory
Executed as a deed by PerkinElmer	)
(UK) Holdings Limited acting by John	)
L. Healy, a director and Joel Goldberg, a	)
director	)	/s/ John L. Healy
Director

/s/ Joel Goldberg
Director

Annex B
Opinion of Perella Weinberg Partners LP
767 Fifth Avenue New York, NY 10153 T 212.287.3200 F 212.287.3201 pwpartners.com
January 6, 2021

The Board of Directors
Oxford Immunotec Global PLC
94C Innovation Drive, Milton Park
Abingdon, Oxfordshire OX14 4RZ, U.K.
Members of the Board of Directors:
We understand that Oxford Immunotec Global PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), PerkinElmer, Inc., a Massachusetts corporation (“Bidder”), and PerkinElmer (UK) Holdings Limited, a private limited company incorporated under the laws of England and Wales and wholly owned subsidiary of Bidder (“Bidco” and, together with Bidder, the “Acquirers”), propose to enter into an Implementation Agreement (the “Agreement”), which provides for, among other things, Bidco (and/or its nominee) to acquire (the “Transaction”) the entire issued and to be issued ordinary shares of £0.006705 each in the capital of the Company (the “Company Shares”), other than the Excluded Shares (as defined in the Agreement), for $22.00 in cash per Company Share (the “Consideration”) pursuant to a scheme of arrangement (the “Scheme”) to be proposed under section 899 of the U.K. Companies Act 2006 (the “Act”) or, if Bidder elects, subject to the terms of the Agreement, a takeover offer (within the meaning of section 974 of the Act) to acquire the entire issued and to be issued share capital (other than the Excluded Shares) of the Company (a “Takeover Offer”).The terms and the conditions of the Transaction are more fully set forth in the Agreement.
You have requested our opinion as to the fairness from a financial point of view to the holders of Company Shares of the Consideration provided for in the proposed Transaction.
For purposes of the opinion set forth herein, we have, among other things:
1.	reviewed certain publicly available financial statements and other business and financial information with respect to the Company, including equity research analyst reports;
2.
reviewed certain internal financial statements, analyses, forecasts (the “Company Forecasts”), and other financial and operating data relating to the business of the Company, in each case, prepared by management of the Company;

3.	discussed the past and current operations, financial condition and prospects of the Company with management of the Company;
4.	compared the financial performance of the Company with that of certain publicly-traded companies which we believe to be generally relevant;
5.	compared the financial terms of the proposed Transaction with the publicly available financial terms of certain transactions which we believe to be generally relevant;
6.	reviewed the historical trading prices for the Company Shares and compared such prices with those of securities of certain publicly-traded companies which we believe to be generally relevant;
7.	participated in discussions among representatives of the Company and the Acquirers and their respective advisors;
8.	reviewed a draft of the Agreement marked “Execution Version”; and

9.	conducted such other financial studies, analyses and investigations, and considered such other factors, as we have deemed appropriate.
In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information supplied or otherwise made available to us (including information that is available from generally recognized public sources) for purposes of this opinion and have further relied upon the assurances of the management of the Company that, to their knowledge, the information furnished by them for purposes of our analysis does not contain any material omissions or misstatements of material fact. With respect to the Company Forecasts, we have been advised by the management of the Company, and have assumed, with your consent, that the Company Forecasts were reasonably prepared and represent the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company and the other matters covered thereby. We express no view as to the assumptions on which the Company Forecasts are based. In arriving at our opinion, we have not made any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company, nor have we been furnished with any such valuations or appraisals. Nor have we assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of the Company. In addition, we have not evaluated the solvency of any party to the Agreement (or the effect of the Transaction thereon), including under any applicable laws relating to bankruptcy, insolvency or similar matters. We have assumed that the final Agreement will not differ from the form of Agreement reviewed by us in any respect material to our analysis and that the Transaction will be consummated in accordance with the terms set forth in the Agreement, without modification, waiver or delay in any respect material to our analysis. In addition, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the contemplated benefits expected to be derived in the proposed Transaction in any way meaningful for our analysis. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.
This opinion addresses only the fairness from a financial point of view, as of the date hereof, of the Consideration to be received by the holders of Company Shares pursuant to the Transaction. We have not been asked to, nor do we, offer any opinion as to any other term of the Agreement, any other document contemplated by or entered into in connection with the Agreement or the Transaction, the form or structure of the Transaction (including whether effected pursuant to the Scheme or a Takeover Offer) or the likely timeframe in which the Transaction will be consummated. In addition, we express no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, whether relative to the Consideration to be received by the holders of the Company Shares pursuant to the Transaction or otherwise. We do not express any opinion as to any tax or other consequences that may result from the transactions contemplated by the Agreement or any other related document, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand the Company has received such advice as it deems necessary from qualified professionals. Our opinion does not address the underlying business decision of the Company to enter into the Transaction or the relative merits of the Transaction as compared with any other strategic alternative which may be available to the Company.
We, along with our affiliate Perella Weinberg UK Limited, have acted as financial advisor to the Company in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion (or would have become payable if we had determined that we were not able to deliver this opinion) and a significant portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse us for certain expenses that may arise, and indemnify us for certain liabilities and other items that may arise, out of our engagement. In the two-year period prior to the date of this opinion, Perella Weinberg Partners LP and its affiliates have provided Bidder and the Company certain investment banking services unrelated to the Transaction for which we have received compensation. Perella Weinberg Partners LP and its affiliates may in the future provide investment banking and other financial services to Bidder, the Company and their respective affiliates and in the future may receive compensation for the rendering of such services. In the ordinary course of our business activities, Perella Weinberg Partners LP or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers or clients, in debt or equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of Bidder, the Company or any of their respective affiliates. The issuance of this opinion was approved by a fairness opinion committee of Perella Weinberg Partners LP.

This opinion is for the information and assistance of the Board of Directors of the Company in connection with, and for the purposes of its evaluation of, the Transaction. This opinion is not intended to be and does not constitute a recommendation to any holder of Company Shares as to how such holder should vote, make any election or otherwise act with respect to the proposed Transaction (including whether or not to tender any Company Shares in a Takeover Offer) or any other matter and does not in any manner address the prices at which Company Shares will trade at any time. In addition, we express no opinion as to the fairness of the Transaction to, or any consideration received in connection with the Transaction by, the holders of any other class of securities, creditors or other constituencies of the Company. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion.
Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that, as of the date hereof, the Consideration to be received by the holders of Company Shares in the Transaction is fair from a financial point of view to such holders.
Very truly yours,

/s/ Perella Weinberg Partners LP
Perella Weinberg Partners LP

Annex C
FORM OF IRREVOCABLE UNDERTAKING
To:	PerkinElmer, Inc. (the “Bidder”)
940 Winter Street
Waltham, Massachusetts 02451
Attention: General Counsel
From:	[Director] / [Officer]
c/o Oxford Immunotec Global plc
94c Innovation Drive
Milton Park
Abingdon
Oxfordshire, OX14 4RZ
     January, 2021
Dear Sirs
Proposed acquisition of the entire issued and to be issued share capital of Oxford Immunotec Global plc (the “Company”) — Deed of Irrevocable Undertaking
Defined terms in this undertaking have the meaning given to them in Schedule 1 (Definitions).
1.
In consideration of Bidder agreeing to implement the Acquisition on the terms and conditions referred to in paragraph 3, I the undersigned hereby, subject to paragraph 8, irrevocably and unconditionally represent, warrant and undertake to Bidder as follows:

(a)	I am, or my Related Persons are, the beneficial holder of, and/or the registered holder of, nil (0) shares in the capital of the Company;
(b)
Schedule 3 to this deed contains complete and accurate details of all options, restricted stock units and other equity awards or other rights I have (if any) to subscribe for, purchase or otherwise acquire any shares or securities of the Company (the “Equity Awards”);

(c)
upon exercise of the Equity Awards, I, or my Related Persons, will be the beneficial holder of and/or the registered holder of the number of ordinary shares of £0.006705 each in the capital of the Company, which are set forth opposite my name, or the name of my Related Persons, on Schedule 3 attached hereto (such ordinary shares together with any Further Acquired Securities, the “Company Securities”);

(d)
upon exercise of the Equity Awards, I or my Related Persons will have, full power and authority to vote and sell the Company Securities as beneficial owner with full title guarantee, free from all Liens, together with all rights attaching to or enjoyed by them, including but not limited to any voting rights the right to all dividends and other distributions (if any) announced, declared, made or paid on or after the date of this undertaking, subject to the terms of the Acquisition;

(e)
other than as set out in Schedule 3, neither I nor my Related Persons have any Interest or short position in any securities or shares of the Company or any rights to subscribe for, purchase or otherwise acquire any securities or shares of the Company, and neither I nor my Related Persons are otherwise interested in any shares or other securities of the Company other than the Company Securities;

(f)
upon exercise of the Equity Awards, I will be or, to the extent relevant, my Related Persons will be able to transfer the Company Securities free from all Liens, and any other third party rights and interests of any nature;

(g)
I shall not and, to the extent relevant, shall procure that neither my Related Persons nor the registered holder shall, prior to this undertaking lapsing in accordance with paragraph 8 other than in respect of the Equity Awards, acquire any further shares, or securities convertible into shares, in the Company or any Interests in such shares or securities;

(h)
I have not and, to the extent relevant, my Related Persons have not, accepted any offer to dispose of all or any of the Company Securities and I shall not, save pursuant to the Acquisition, prior to this undertaking lapsing in accordance with paragraph 8, sell, transfer, loan, charge, grant any option or Lien over or otherwise dispose of all or any of the Company Securities, any Equity Awards or any Interest therein other than to the Bidder or its affiliates;

(i)
I have not and shall not and, to the extent relevant, my Related Persons have not and I shall procure that my Related Persons shall not, save pursuant to the Acquisition, accepted any offer to dispose of all or any of the Company Securities or Equity Awards;

(j)
I shall not and, to the extent relevant, shall procure that my Related Persons shall not, accept any offer (whether conditional or unconditional) in respect of all or any of the Company Securities or Equity Awards that is made in competition with the Acquisition or vote in favour of any resolution in respect of any other offer (including any offer to be implemented by way of a scheme of arrangement) which is proposed in competition with the Acquisition;

(k)
I shall not and, to the extent relevant, shall procure that my Related Persons shall not, (other than pursuant to the Acquisition or in accordance with the terms of this undertaking or the Implementation Agreement) enter into any agreement or arrangement or permit any agreement or arrangement to be entered into or incur any obligation or permit any obligation to arise:

(i)	in relation to, or operating by reference to, the Company Securities or Equity Awards;
(ii)	to do any of the acts referred to in paragraphs 1(g), 1(h) or 1(i) (inclusive); or
(iii)
which would or would reasonably be expected to restrict or impede my voting or my Related Persons voting in favour of the Scheme or my acceptance or my Related Persons’ acceptance of the Offer in respect of the Company Securities or otherwise preclude me from complying with my obligations under this paragraph 1, and references to any acceptance of any offer or any agreement, arrangement or obligation shall include any such acceptance of an offer or agreement, arrangement or obligation whether or not subject to any conditions or which is to take effect upon or following the closing (or, if applicable, becoming effective) or lapsing of the Acquisition or upon or following this undertaking ceasing to be binding or upon or following any other event;
(l)
I have full power and authority and the right (and will at all times continue to have all relevant power and authority and the right) to enter into this undertaking and, to perform my obligations under it in accordance with its terms;

(m)	unless the Acquisition is implemented by way of an Offer:
(i)
I will (or to the extent that I am not the registered holder of the relevant shares will procure that the registered holder of such shares will) in person or by proxy exercise all voting rights attaching to the Company Securities to vote (A) in favour of all Relevant Resolutions (as defined below), and (B) against (1) any Acquisition Proposal and against any other action, agreement or transaction involving the Company which could reasonably be expected to cause the Company to abandon, terminate or fail to consummate the Acquisition, or which could reasonably be expected to result in a condition of the Acquisition not being satisfied, (2) any amendment to the text or terms of the resolutions to be proposed at the General Meeting to approve the Scheme and all related matters, or (3) any liquidation, dissolution, extraordinary dividend or other significant corporate reorganization of the Company, in each case proposed at any general or class meeting (collectively, the “Shareholders’ Meetings”) and at any Court convened meeting (collectively, the “Court Meetings”) of the Company to be convened and held in connection with the Scheme, or at any adjournment of any such meeting;

(ii)
I will (or to the extent that I am not the registered holder of the relevant shares will procure that the registered holder of such shares will) after the posting of the circular to the Company’s shareholders in respect of the Scheme (the “Scheme Document”)

(and without prejudice to my right to attend and vote in person at any Shareholders’ Meeting and Court Meeting), return the signed forms of proxy enclosed with the Scheme Document (completed and signed and voting in favour of the Relevant Resolutions in respect of all of the Company Securities) in accordance with the instructions printed on those forms of proxy, as soon as possible and in any event within five days after the posting of the Scheme Document (and, unless instructed to do so by the Bidder, shall not thereafter revoke any such forms of proxy, either in writing or by voting in person at the Court Meeting or the Shareholders’ Meeting or otherwise). Furthermore, I shall not, and shall procure that my Related Persons holding Company Securities do not, without the consent of the Bidder, requisition, or join in requisitioning, any general or class meeting of the Company for the purposes of voting on any resolution other than contemplated by this undertaking.
(n)	if the Bidder elects to implement the Acquisition by way of an Offer, and once I exercise the Equity Awards:
(i)
I will accept (or to the extent that I am not the registered holder of the Company Securities procure the acceptance of) the Offer in respect of all the Company Securities as soon as possible and in any event not later than 5:00 p.m. on the fifth day after the date of the Offer Document;

(ii)
notwithstanding that the terms of an Offer may confer a right of withdrawal on accepting shareholders, I will not, and, to the extent that I am not the registered holder of the Company Securities, will procure that such registered holder will not, withdraw acceptances in respect of the Company Securities;

(iii)
I will transfer (or procure the transfer by the registered holder of) the Company Securities pursuant to the Offer with full title guarantee, free from all Liens or restrictions of any nature and together with all rights now or hereafter attaching thereto including voting rights and all rights to all dividends and/or other distributions hereafter declared, made or paid except as otherwise referred to in the terms of the Offer; and

(iv)
If so required by Bidder, I shall execute all such other documents as may be reasonably necessary for the purpose of giving Bidder the full benefit of my obligations set out in this deed with respect to the Offer;

(v)
I shall promptly forward or procure the forwarding of, in respect of any Company Securities held in certificated form, the relevant certificate(s) to the Bidder or its nominated representative (or a form of indemnity acceptable to the directors of the Company in respect of any lost certificate(s)) at the time of acceptance and, in respect of any Company Securities held in uncertificated form, shall promptly take any action which may be required by the Bidder or its nominated representative;

(o)	subject to paragraph 2, until such time as the Scheme is approved by the shareholders of the Company and the Court or the Offer is declared unconditional in all respects I shall promptly:
(i)	exercise or procure the exercise of the votes attaching to the Company Securities on a Relevant Resolution only in accordance with the directions of the Bidder; and
(ii)
exercise or procure the exercise of the rights attaching to the Company Securities only in accordance with the directions of the Bidder in order to requisition or join in requisitioning any general meeting of the Company for the purposes of considering a Relevant Resolution;

(p)
if so requested by the Bidder in writing, upon the Scheme being approved by the members of the Company and the Court, or the Offer becoming or being declared unconditional in all respects, I will resign [my office as a director] / [my position as an officer] (but not as an employee) of the Company and any subsidiary or subsidiary undertaking of the Company and enter into, sign and deliver to the Bidder and the Company an undertaking of resignation in respect of my position as a [director] / [officer] of the Company in the terms set out in Schedule 2;

(q)
in so far as I am not the registered holder of any Company Securities, I will procure the delivery by the registered holder of such Company Securities of a duly executed undertaking to vote in favour of the Scheme and/or to accept the Offer in respect of such Company Securities substantially in the form of the undertakings herein within seven days of the date of this undertaking;

(r)	I acknowledge and agree to the treatment of my Equity Awards in the manner set forth in the Implementation Agreement; and
(s)
this paragraph 1 (if and to the extent applicable) shall not restrict me from (i) exercising any options under any of the Company’s share option schemes, or (ii) selling such number of Company Securities as may be required to cover my liability for income tax and/or employee social security contributions in respect of the exercise of any such options or vesting of awards; provided that any Company Securities acquired by me (or any of my Related Persons) pursuant to such exercise shall be deemed to be Further Acquired Securities for all purposes hereunder.

Documentation
2.	I irrevocably and unconditionally consent to (and shall procure that each of my Related Persons irrevocably and unconditionally consents to):
(a)
the inclusion of references to me, and particulars of this undertaking and my or, if applicable, my Related Persons legal and beneficial holdings of relevant securities of the Company in the Scheme Press Announcement and any Scheme Document or in a press announcement in relation to Offer (the “Offer Press Announcement”) and any Offer Document, and any other announcement made, or document issued, by or on behalf of the Bidder or the Company in connection with the Acquisition; and

(b)	this undertaking being published on a website.
3.
The terms and conditions of the Acquisition will be as set out in the Implementation Agreement and the Scheme Document (or Offer Document as the case may be) or on such other terms as may be agreed by the Bidder and the Company.

4.	All references in this undertaking to the Acquisition, the Scheme or the Offer (as the case may be) shall:
(a)
mean any scheme of arrangement or offer that may be made by or on behalf of Bidco to acquire all of the issued and to be issued share capital of the Company (other than that already owned by Bidco or any entity in the same group as the Bidder) on the terms of the Implementation Agreement or on such other terms as may be agreed by Bidco and the Company; and

(b)
include any new, increased or revised scheme of arrangement or offer for the acquisition by Bidco of all of the issued and to be issued share capital of the Company (other than that already owned by Bidco or any entity in the same group as the Bidder).

5.
All references in this undertaking to Company Securities shall include any shares or depositary receipts in the Company (as the case may be) issued, allotted or transferred to or granted to me or any of my Related Persons, as the case may be (“Further Acquired Securities”) prior to the Scheme Record Time or while the Offer remains open for acceptance, including any Company Securities received upon exercise, conversion, vesting or otherwise in respect of the Company’s option share schemes.

6.
I shall promptly provide such information relating to myself as may be reasonably requested and relating to this undertaking in order for Bidder to comply with applicable Law, including United States securities laws, the rules and regulations of the United States Securities and Exchange Commission, the Companies Act 2006, the Financial Conduct Authority and any other applicable legal or regulatory requirements. I shall promptly after becoming aware of the same, notify Bidder and the Company in writing of any material change in the accuracy or import of any information previously supplied to Bidder or the Company by me.

7.
In this undertaking, a “Relevant Resolution” means any resolution (whether or not amended) which is proposed at a Shareholders’ Meeting, a Court Meeting or at any adjournment thereof or at any other class or general meeting of the Company, the passing or rejection of which is necessary for the implementation of the Scheme or the Offer might otherwise impact the success of the Scheme or the Offer and any resolution relating to a proposal by a person other than the Bidder to acquire (or have issued to it) any shares in the capital of the Company. Resolutions to adjourn a Court Meeting or a Shareholders’ Meeting and a resolution to amend a Relevant Resolution, shall also be Relevant Resolutions.
Termination
8.
My undertakings, warranties, consents, waivers, agreements and obligations in this undertaking are conditional upon the issue of the Press Announcement and (save as expressly provided for herein) will lapse and cease to have effect to the extent not already undertaken and without prejudice to any liability for antecedent breach upon any of the following events:

(a)	the Implementation Agreement is terminated in accordance with its terms;
(b)
the Bidder announces, with the consent of any Relevant Authority (if required) and before the Scheme Document or Offer Document (as the case may be) is posted, that it does not intend to proceed with the Acquisition;

(c)
the Scheme or an Offer (as the case may be) has lapsed or been withdrawn and no new, revised or replacement Scheme or Offer has been announced by Bidder or its affiliates and, for the avoidance of doubt, this clause (c) shall not apply where the Scheme lapses or is withdrawn solely as a result of Bidder exercising its right to implement the Acquisition by way of an Offer rather than a Scheme in accordance with the terms of the Implementation Agreement;

(d)	the Acquisition becoming Effective; or
(e)	the mutual written agreement of the Bidder and the undersigned.
Power of Attorney
9.
In order to secure the performance of my obligations in this deed (and only to the extent I have failed to comply with such obligations), if by the fifth Business Day after the date of deemed receipt of the Scheme Document I have not executed and delivered the relevant forms of proxy I shall (and where applicable shall procure that the registered holder of the Company Securities shall) appoint each of the Bidder, Bidco or any director, officer, employee or agent of the Bidder or Bidco severally to be my attorney to execute in my name or otherwise on my behalf proxy forms for any Court Meeting or Shareholders’ Meeting or forms of acceptance to be issued with the Offer Documents in respect of Company Securities and to sign, execute, and deliver any documents and do all acts and things as may be necessary to the acceptance of the Scheme or the Offer (as applicable and/or performance of my obligations under this undertaking and generally to comply with the terms of the Scheme Document or Offer Document (as the case may be).

10.
I agree that this power of attorney is given by way of security and is irrevocable in accordance with Section 4 of the Powers of Attorney Act 1971 until this deed lapses, or (if earlier) the Scheme become effective.

Independent Advice
11.
I recognize that Wilmer Cutler Pickering Hale and Dorr LLP, Hogan Lovells International LLP and Guggenheim Securities, LLC (together, the “Advisers”) are acting on behalf of the Bidder and, as such I am not a client of the Advisers.

12.	Neither the Advisers nor the Bidder has any responsibility to me to ensure that this undertaking is suitable for execution by me or otherwise.
Binding Effect
13.	This undertaking shall bind my estate and personal representatives except in relation to those obligations that relate to my position as a [director] [officer] of the Company.
Third Party Rights
14.	A person who is not a party to this undertaking has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this undertaking.

Governing Law and Jurisdiction
15.
This undertaking and any claim, dispute or difference (including non-contractual claims, disputes or differences) arising out of or in connection with it or its subject matter shall be governed by, and construed in accordance with, English law.

16.
I irrevocably agree to submit to the exclusive jurisdiction of the courts of England to settle any claim, legal action, proceeding, dispute or matter of difference (including non-contractual claims, disputes or differences) which may arise out of or in connection with this undertaking or its subject matter (including a dispute regarding the existence, validity, formation, effect, interpretation, performance or termination of this undertaking) and that accordingly any proceedings be brought in such courts.

Miscellaneous
17.	The invalidity, illegality or unenforceability of any provision of this deed shall not affect the continuation in force of the remained of this deed.
18.
This deed contains the whole agreement between the Bidder and us relating to the subject matter of this deed at the date hereof to the exclusion of any terms implied by law which may be excluded by contract. I acknowledge that I have not been induced to sign this by any representation, warranty or undertaking not expressly incorporated into it.

19.	This undertaking shall not obligate the Bidder to proceed with the Acquisition.
20.
I acknowledge that, except to the extent otherwise specified, my obligations, undertakings, representations and warranties set out in this undertaking are unconditional and irrevocable; time shall be of the essence in connection with any deadline or time for performance referred to in this undertaking.

21.
I acknowledge that damages would not be an adequate remedy for breach of the obligations contained in this undertaking and I further undertake that we will not assert otherwise in any proceedings relating hereto. I acknowledge that the Bidder shall be entitled to the remedies of specific performance, injunctive relief or other equitable relief and no proof of special damages shall be necessary for the enforcement by the Bidder of its rights hereunder.

22.	I confirm that I have been given an adequate opportunity to consider whether or not to give this undertaking and to obtain independent advice.
23.
This undertaking is binding upon me solely in my capacity as a holder of Equity Award(s) in the Company and without prejudice to any statutory or fiduciary obligations I may have in my capacity as a [director] / [officer] of the Company.

In witness whereof this document has been duly executed and delivered as a deed on the date above mentioned.

EXECUTED and DELIVERED as a DEED by
Signature:

Name:

in the presence of:

Signature of witness:

Name:

Address:

Occupation:

Schedule 1

DEFINITIONS
In this undertaking:
Acquisition
means the proposed recommended acquisition by, or on behalf of, the Bidder of the whole of the issued and to be issued share capital of the Company, by way of the Scheme or, if the Bidder so elects and subject to the prior consent of the Company, an Offer;

Acquisition
Proposal	has the meaning set forth in the Implementation Agreement;
Bidco	PerkinElmer (UK) Holdings Limited a company incorporated in England and Wales under registered number 03758369;
Business Day	means a day (other than Saturday, Sunday or a public holiday) on which banks in the City of London and New York City are open for business generally;
Company
Securities	has the meaning set out in paragraph 1(c);
Contract
means with respect to any person, any contract, agreement, lease, sublease, license, commitment, sale or purchase order, indenture, note, bond, loan, mortgage, deed of trust, instrument, or other arrangement, whether written or oral, express or implied, to which such person is a party or by which such person or person’s properties or assets are or purport to be bound;

Court	means the High Court of Justice of England and Wales;
Court
Meeting	has the meaning set out in paragraph 1(m)(i);
Equity Awards	has the meaning in paragraph 1(b);
Effective	will have the meaning given to it in the Scheme;
Effective Date	will have the meaning given to it in the Scheme;
Further Acquired
Securities	has the meaning set out in paragraph 5;
Implementation
Agreement	the Implementation Agreement among Bidder, Bidco, a wholly owned subsidiary of Bidder, and the Company, dated as of the date hereof;
Interest	a person will be treated as having an interest in securities if:
(a)	he or she owns them;
(b)	he or she has the right (whether conditional or absolute) to exercise or direct the exercise of the voting rights attaching to them or has general control of them;
(c)	by virtue of any agreement to purchase, option or derivative he or she:
(i)	has the right or option to acquire them or call for their delivery; or
(ii)	is under an obligation to take delivery of them,
whether the right, option or obligation is conditional or absolute and whether it is in the money or otherwise; or
(d)	he or she is party to any derivative:
(i)	whose value is determined by reference to their price; and
(ii)	which results, or may result, in his having a long position in them;
Lien	any mortgage, deed of trust, hypothecation, lien, license, pledge, charge, security interest, option,

equity, right of pre-emption, encumbrance or other adverse claim of any kind in respect of any property or asset, whether voluntarily incurred or arising by operation of law or otherwise, including any Contract to give or grant any of the foregoing. For the purposes of this undertaking, a person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital or other lease or other title retention Contract relating to such property or asset;
Offer
means the implementation of the Acquisition by means of a takeover offer as defined in Chapter 3 of Part 28 of the Companies Act 2006, and subject to the prior written consent of the Company if so required under the terms of the Implementation Agreement;

Offer
Document	means the formal document containing, inter alia, the Offer;
Offer Press
Announcement	has the meaning set out in paragraph 2(a);
Press
Announcement	means the Scheme Press Announcement or in the event of an Offer, the Offer Press Announcement;
Related Persons
(i) any member of my family as defined in section 253 of the Companies Act 2006; (ii) any trust of which I am, or any member of my family is, an actual or potential beneficiary (“related trusts”); and (iii) any company where the company or its directors are accustomed to act in accordance with the directions or instructions of any or all of myself, of my family and my related trusts or where any of the foregoing persons or entities are entitled to exercise, or control the exercise of, one-third or more of the voting power at general meetings of that company (a “related company”) and any company owned or controlled by such a related company;

Relevant
Authority	means the United States Securities and Exchange Commission, The Nasdaq Global Select Market or any other relevant exchange or regulatory authority;
Relevant
Resolution	has the meaning set out in paragraph 7;
Scheme	means the implementation of the Acquisition by means of a scheme of arrangement of the Company under Part 26 of the Companies Act 2006;
Scheme
Document	has the meaning set out in paragraph 1(m)(ii);
Scheme Record
Time
means the time and date to be specified as such in the Scheme Document, expected to be 6.00 p.m. (Greenwich Mean Time (GMT)) on the Business Day immediately preceding the Effective Date, or such other time as Bidder and the Company may agree;

Scheme Press
Announcement	a press announcement in relation to the Scheme; and
Shareholders’
Meetings	has the meaning set out in paragraph 1(m)(i).

Schedule 2

RESIGNATION
To: The Directors
Oxford Immunotec Global plc (the “Company”)
94c Innovation Drive
Milton Park
Abingdon
Oxfordshire, OX14 4RZ
             2021
Recommended Acquisition by PerkinElmer, Inc. (the “Bidder”) of the entire issued and to be issued share capital of the Company
Reference is made to the Implementation Agreement, dated as of January    , 2021, among the Bidder, Bidco, a wholly owned subsidiary of the Bidder, and the Company (the “Implementation Agreement”).
I,                , hereby resign any office or position I may have as [a director] [an officer] of the Company with effect as of, and contingent upon, the consummation of the Acquisition (as defined in the Implementation Agreement), without prejudice to (i) my contractual rights to any outstanding unpaid fees, disbursements, salaries or other compensation due to me from the Company in relation to my appointment as [a director] [an officer] of the Company, as the case may be, or under any other compensation arrangement, in each case to the extent the same are due in accordance with the terms of such appointment or instruments; (ii) any indemnification or expense reimbursement or advancement rights I may have under any organisational documents of the Company or any of its subsidiaries, or under Clause 6.4 of the Implementation Agreement; and (iii) any protection afforded to me under any directors and officers’ liability insurance policy maintained by the Company or any of its subsidiaries.
Except as provided in the foregoing sentence, I acknowledge and confirm that I have no claims against the Company, its directors, officers or employees, whether under any contract of employment with the Company or under any statutory provision or otherwise, for damages for wrongful dismissal or redundancy or compensation for loss of office or unfair dismissal, discrimination or breach of contract or otherwise in relation to my resignation as [director] [officer]. To the extent that any such claim or obligation exists or may exist, I irrevocably and unconditionally waive such claim or obligation and release the Company and any such other persons referred to above (and in that capacity) from any liability whatsoever in respect of any such claim or obligation.
This letter and any disputes or claims (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with English law. The courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this letter or its subject matter or formation.
In witness whereof this document has been duly executed and delivered as a deed the day and year first above written.
SIGNED by	)
)
in the presence of:	)

Witness:	Signature
Name
Address

Schedule 3

Equity Awards
1.	Equity Awards
The details of my Equity Awards are as follows:
Registered Holder	Number of Equity Awards	Type of Equity Award	Grant Price / Par Value	Date of Grant	Total number of ordinary shares upon exercise of all Equity Awards

Annex D
Director/Shareholder version
FORM OF IRREVOCABLE UNDERTAKING
To:	PerkinElmer, Inc. (the “Bidder”)
940 Winter Street
Waltham, Massachusetts 02451
Attention: General Counsel

From:	[Director] / [Officer]
c/o Oxford Immunotec Global plc
94c Innovation Drive
Milton Park
Abingdon
Oxfordshire, OX14 4RZ
     January , 2021
Dear Sirs
Proposed acquisition of the entire issued and to be issued share capital of Oxford Immunotec Global plc (the “Company”) — Deed of Irrevocable Undertaking
Defined terms in this undertaking have the meaning given to them in Schedule 1 (Definitions).
1.
In consideration of Bidder agreeing to implement the Acquisition on the terms and conditions referred to in paragraph 3, I the undersigned hereby, subject to paragraph 8, irrevocably and unconditionally represent, warrant and undertake to Bidder as follows:

(a)
I am, or my Related Persons are, the beneficial holder of, and/or the registered holder of, the number of ordinary shares of £0.006705 each in the capital of the Company, which are set forth opposite my name, or the name of my Related Persons, on Schedule 3 attached hereto (such ordinary shares together with any Further Acquired Securities, the “Company Securities”), and I, or my Related Persons, have full power and authority to vote and sell the Company Securities as beneficial owner with full title guarantee, free from all Liens, together with all rights attaching to or enjoyed by them, including but not limited to any voting rights the right to all dividends and other distributions (if any) announced, declared, made or paid on or after the date of this undertaking, subject to the terms of the Acquisition;

(b)
other than as set out in Schedule 3, neither I nor my Related Persons have any Interest or short position in any securities or shares of the Company or any rights to subscribe for, purchase or otherwise acquire any securities or shares of the Company, and neither I nor my Related Persons are otherwise interested in any shares or other securities of the Company other than the Company Securities;

(c)	I am or, to the extent relevant, my Related Persons are able to transfer the Company Securities free from all Liens, and any other third party rights and interests of any nature;
(d)
[Schedule 3 to this deed contains complete and accurate details of all options, restricted stock units and other equity awards or other rights I have (if any) to subscribe for, purchase or otherwise acquire any shares or securities of the Company (the “Equity Awards”);][1]

(e)
I shall not and, to the extent relevant, shall procure that neither my Related Persons nor the registered holder shall, prior to this undertaking lapsing in accordance with paragraph 8 [other than in respect of the Equity Awards], acquire any further shares, or securities convertible into shares, in the Company or any Interests in such shares or securities;

[1]	Note: To be included if the director or officer holds any equity awards

(f)
I have not and, to the extent relevant, my Related Persons have not, accepted any offer to dispose of all or any of the Company Securities and I shall not, save pursuant to the Acquisition, prior to this undertaking lapsing in accordance with paragraph 8, sell, transfer, loan, charge, grant any option or Lien over or otherwise dispose of all or any of the Company Securities[, any Equity Awards] or any Interest therein other than to the Bidder or its affiliates;

(g)
I have not and shall not and, to the extent relevant, my Related Persons have not and I shall procure that my Related Persons shall not, save pursuant to the Acquisition, accepted any offer to dispose of all or any of the Company Securities or Equity Awards;

(h)
I shall not and, to the extent relevant, shall procure that my Related Persons shall not, accept any offer (whether conditional or unconditional) in respect of all or any of the Company Securities [or Equity Awards] that is made in competition with the Acquisition or vote in favour of any resolution in respect of any other offer (including any offer to be implemented by way of a scheme of arrangement) which is proposed in competition with the Acquisition;

(i)
I shall not and, to the extent relevant, shall procure that my Related Persons shall not, (other than pursuant to the Acquisition or in accordance with the terms of this undertaking or the Implementation Agreement) enter into any agreement or arrangement or permit any agreement or arrangement to be entered into or incur any obligation or permit any obligation to arise:

(i)	in relation to, or operating by reference to, the Company Securities [or Equity Awards];
(ii)	to do any of the acts referred to in paragraphs 1(e), 1(f) or 1(g) (inclusive); or
(iii)
which would or would reasonably be expected to restrict or impede my voting or my Related Persons voting in favour of the Scheme or my acceptance or my Related Persons’ acceptance of the Offer in respect of the Company Securities or otherwise preclude me from complying with my obligations under this paragraph 1, and references to any acceptance of any offer or any agreement, arrangement or obligation shall include any such acceptance of an offer or agreement, arrangement or obligation whether or not subject to any conditions or which is to take effect upon or following the closing (or, if applicable, becoming effective) or lapsing of the Acquisition or upon or following this undertaking ceasing to be binding or upon or following any other event;
(j)
I have full power and authority and the right (and will at all times continue to have all relevant power and authority and the right) to enter into this undertaking and, to perform my obligations under it in accordance with its terms;

(k)	unless the Acquisition is implemented by way of an Offer:
(i)
I will (or to the extent that I am not the registered holder of the relevant shares will procure that the registered holder of such shares will) in person or by proxy exercise all voting rights attaching to the Company Securities to vote (A) in favour of all Relevant Resolutions (as defined below), and (B) against (1) any Acquisition Proposal and against any other action, agreement or transaction involving the Company which could reasonably be expected to cause the Company to abandon, terminate or fail to consummate the Acquisition, or which could reasonably be expected to result in a condition of the Acquisition not being satisfied, (2) any amendment to the text or terms of the resolutions to be proposed at the General Meeting to approve the Scheme and all related matters, or (3) any liquidation, dissolution, extraordinary dividend or other significant corporate reorganization of the Company, in each case proposed at any general or class meeting (collectively, the “Shareholders’ Meetings”) and at any Court convened meeting (collectively, the “Court Meetings”) of the Company to be convened and held in connection with the Scheme, or at any adjournment of any such meeting;

(ii)
I will (or to the extent that I am not the registered holder of the relevant shares will procure that the registered holder of such shares will) after the posting of the circular to the Company’s shareholders in respect of the Scheme (the “Scheme Document”)

(and without prejudice to my right to attend and vote in person at any Shareholders’ Meeting and Court Meeting), return the signed forms of proxy enclosed with the Scheme Document (completed and signed and voting in favour of the Relevant Resolutions in respect of all of the Company Securities) in accordance with the instructions printed on those forms of proxy, as soon as possible and in any event within five days after the posting of the Scheme Document (and, unless instructed to do so by the Bidder, shall not thereafter revoke any such forms of proxy, either in writing or by voting in person at the Court Meeting or the Shareholders’ Meeting or otherwise). Furthermore, I shall not, and shall procure that my Related Persons holding Company Securities do not, without the consent of the Bidder, requisition, or join in requisitioning, any general or class meeting of the Company for the purposes of voting on any resolution other than contemplated by this undertaking.
(l)	if the Bidder elects to implement the Acquisition by way of an Offer:
(i)
I will accept (or to the extent that I am not the registered holder of the Company Securities procure the acceptance of) the Offer in respect of all the Company Securities as soon as possible and in any event not later than 5:00 p.m. on the fifth day after the date of the Offer Document;

(ii)
notwithstanding that the terms of an Offer may confer a right of withdrawal on accepting shareholders, I will not, and, to the extent that I am not the registered holder of the Company Securities, will procure that such registered holder will not, withdraw acceptances in respect of the Company Securities;

(iii)
I will transfer (or procure the transfer by the registered holder of) the Company Securities pursuant to the Offer with full title guarantee, free from all Liens or restrictions of any nature and together with all rights now or hereafter attaching thereto including voting rights and all rights to all dividends and/or other distributions hereafter declared, made or paid except as otherwise referred to in the terms of the Offer; and

(iv)
If so required by Bidder, I shall execute all such other documents as may be reasonably necessary for the purpose of giving Bidder the full benefit of my obligations set out in this deed with respect to the Offer;

(v)
I shall promptly forward or procure the forwarding of, in respect of any Company Securities held in certificated form, the relevant certificate(s) to the Bidder or its nominated representative (or a form of indemnity acceptable to the directors of the Company in respect of any lost certificate(s)) at the time of acceptance and, in respect of any Company Securities held in uncertificated form, shall promptly take any action which may be required by the Bidder or its nominated representative;

(m)	subject to paragraph 2, until such time as the Scheme is approved by the shareholders of the Company and the Court or the Offer is declared unconditional in all respects I shall promptly:
(i)	exercise or procure the exercise of the votes attaching to the Company Securities on a Relevant Resolution only in accordance with the directions of the Bidder; and
(ii)
exercise or procure the exercise of the rights attaching to the Company Securities only in accordance with the directions of the Bidder in order to requisition or join in requisitioning any general meeting of the Company for the purposes of considering a Relevant Resolution;

(n)
if so requested by the Bidder in writing, upon the Scheme being approved by the members of the Company and the Court, or the Offer becoming or being declared unconditional in all respects, I will resign [my office as a director] / [my position as an officer] (but not as an employee) of the Company and any subsidiary or subsidiary undertaking of the Company and enter into, sign and deliver to the Bidder and the Company an undertaking of resignation in respect of my position as a [director] / [officer] of the Company in the terms set out in Schedule 2;

(o)
in so far as I am not the registered holder of any Company Securities, I will procure the delivery by the registered holder of such Company Securities of a duly executed undertaking to vote in favour of the Scheme and/or to accept the Offer in respect of such Company Securities substantially in the form of the undertakings herein within seven days of the date of this undertaking;

(p)	I acknowledge and agree to the treatment of my Equity Awards, if any, in the manner set forth in the Implementation Agreement; and
(q)
this paragraph 1 (if and to the extent applicable) shall not restrict me from (i) exercising any options under any of the Company’s share option schemes, or (ii) selling such number of Company Securities as may be required to cover my liability for income tax and/or employee social security contributions in respect of the exercise of any such options or vesting of awards; provided that any Company Securities acquired by me (or any of my Related Persons) pursuant to such exercise shall be deemed to be Further Acquired Securities for all purposes hereunder.

Documentation
2.	I irrevocably and unconditionally consent to (and shall procure that each of my Related Persons irrevocably and unconditionally consents to):
(a)
the inclusion of references to me, and particulars of this undertaking and my or, if applicable, my Related Persons legal and beneficial holdings of relevant securities of the Company in the Scheme Press Announcement and any Scheme Document or in a press announcement in relation to Offer (the “Offer Press Announcement”) and any Offer Document, and any other announcement made, or document issued, by or on behalf of the Bidder or the Company in connection with the Acquisition; and

(b)	this undertaking being published on a website.
3.
The terms and conditions of the Acquisition will be as set out in the Implementation Agreement and the Scheme Document (or Offer Document as the case may be) or on such other terms as may be agreed by the Bidder and the Company.

4.	All references in this undertaking to the Acquisition, the Scheme or the Offer (as the case may be) shall:
(a)
mean any scheme of arrangement or offer that may be made by or on behalf of Bidco to acquire all of the issued and to be issued share capital of the Company (other than that already owned by Bidco or any entity in the same group as the Bidder) on the terms of the Implementation Agreement or on such other terms as may be agreed by Bidco and the Company; and

(b)
include any new, increased or revised scheme of arrangement or offer for the acquisition by Bidco of all of the issued and to be issued share capital of the Company (other than that already owned by Bidco or any entity in the same group as the Bidder).

5.
All references in this undertaking to Company Securities shall include any shares or depositary receipts in the Company (as the case may be) issued, allotted or transferred to or granted to me or any of my Related Persons, as the case may be (“Further Acquired Securities”) prior to the Scheme Record Time or while the Offer remains open for acceptance, including any Company Securities received upon exercise, conversion, vesting or otherwise in respect of the Company’s option share schemes.

6.
I shall promptly provide such information relating to myself as may be reasonably requested and relating to this undertaking in order for Bidder to comply with applicable Law, including United States securities laws, the rules and regulations of the United States Securities and Exchange Commission, the Companies Act 2006, the Financial Conduct Authority and any other applicable legal or regulatory requirements. I shall promptly after becoming aware of the same, notify Bidder and the Company in writing of any material change in the accuracy or import of any information previously supplied to Bidder or the Company by me.

7.
In this undertaking, a “Relevant Resolution” means any resolution (whether or not amended) which is proposed at a Shareholders’ Meeting, a Court Meeting or at any adjournment thereof or at any other class or general meeting of the Company, the passing or rejection of which is necessary for the implementation of the Scheme or the Offer might otherwise impact the success of the Scheme or the Offer and any resolution relating to a proposal by a person other than the Bidder to acquire (or have issued to it) any shares in the capital of the Company. Resolutions to adjourn a Court Meeting or a Shareholders’ Meeting and a resolution to amend a Relevant Resolution, shall also be Relevant Resolutions.
Termination
8.
My undertakings, warranties, consents, waivers, agreements and obligations in this undertaking are conditional upon the issue of the Press Announcement and (save as expressly provided for herein) will lapse and cease to have effect to the extent not already undertaken and without prejudice to any liability for antecedent breach upon any of the following events:

(a)	the Implementation Agreement is terminated in accordance with its terms;
(b)
the Bidder announces, with the consent of any Relevant Authority (if required) and before the Scheme Document or Offer Document (as the case may be) is posted, that it does not intend to proceed with the Acquisition;

(c)
the Scheme or an Offer (as the case may be) has lapsed or been withdrawn and no new, revised or replacement Scheme or Offer has been announced by Bidder or its affiliates and, for the avoidance of doubt, this clause (c) shall not apply where the Scheme lapses or is withdrawn solely as a result of Bidder exercising its right to implement the Acquisition by way of an Offer rather than a Scheme in accordance with the terms of the Implementation Agreement;

(d)	the Acquisition becoming Effective; or
(e)	the mutual written agreement of the Bidder and the undersigned.
Power of Attorney
9.
In order to secure the performance of my obligations in this deed (and only to the extent I have failed to comply with such obligations), if by the fifth Business Day after the date of deemed receipt of the Scheme Document I have not executed and delivered the relevant forms of proxy I shall (and where applicable shall procure that the registered holder of the Company Securities shall) appoint each of the Bidder, Bidco or any director, officer, employee or agent of the Bidder or Bidco severally to be my attorney to execute in my name or otherwise on my behalf proxy forms for any Court Meeting or Shareholders’ Meeting or forms of acceptance to be issued with the Offer Documents in respect of Company Securities and to sign, execute, and deliver any documents and do all acts and things as may be necessary to the acceptance of the Scheme or the Offer (as applicable and/or performance of my obligations under this undertaking and generally to comply with the terms of the Scheme Document or Offer Document (as the case may be).

10.
I agree that this power of attorney is given by way of security and is irrevocable in accordance with Section 4 of the Powers of Attorney Act 1971 until this deed lapses, or (if earlier) the Scheme become effective.

Independent Advice
11.
I recognize that Wilmer Cutler Pickering Hale and Dorr LLP, Hogan Lovells International LLP and Guggenheim Securities, LLC (together, the “Advisers”) are acting on behalf of the Bidder and, as such I am not a client of the Advisers.

12.	Neither the Advisers nor the Bidder has any responsibility to me to ensure that this undertaking is suitable for execution by me or otherwise.
Binding Effect
13.	This undertaking shall bind my estate and personal representatives except in relation to those obligations that relate to my position as a director of the Company.
Third Party Rights
14.	A person who is not a party to this undertaking has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this undertaking.

Governing Law and Jurisdiction
15.
This undertaking and any claim, dispute or difference (including non-contractual claims, disputes or differences) arising out of or in connection with it or its subject matter shall be governed by, and construed in accordance with, English law.

16.
I irrevocably agree to submit to the exclusive jurisdiction of the courts of England to settle any claim, legal action, proceeding, dispute or matter of difference (including non-contractual claims, disputes or differences) which may arise out of or in connection with this undertaking or its subject matter (including a dispute regarding the existence, validity, formation, effect, interpretation, performance or termination of this undertaking) and that accordingly any proceedings be brought in such courts.

Miscellaneous
17.	The invalidity, illegality or unenforceability of any provision of this deed shall not affect the continuation in force of the remained of this deed.
18.
This deed contains the whole agreement between the Bidder and us relating to the subject matter of this deed at the date hereof to the exclusion of any terms implied by law which may be excluded by contract. I acknowledge that I have not been induced to sign this by any representation, warranty or undertaking not expressly incorporated into it.

19.	This undertaking shall not obligate the Bidder to proceed with the Acquisition.
20.
I acknowledge that, except to the extent otherwise specified, my obligations, undertakings, representations and warranties set out in this undertaking are unconditional and irrevocable; time shall be of the essence in connection with any deadline or time for performance referred to in this undertaking.

21.
I acknowledge that damages would not be an adequate remedy for breach of the obligations contained in this undertaking and I further undertake that we will not assert otherwise in any proceedings relating hereto. I acknowledge that the Bidder shall be entitled to the remedies of specific performance, injunctive relief or other equitable relief and no proof of special damages shall be necessary for the enforcement by the Bidder of its rights hereunder.

22.	I confirm that I have been given an adequate opportunity to consider whether or not to give this undertaking and to obtain independent advice.
23.
This undertaking is binding upon me solely in my capacity as a shareholder in the Company and without prejudice to any statutory or fiduciary obligations I may have in my capacity as a [director] / [officer] of the Company.

In witness whereof this document has been duly executed and delivered as a deed on the date above mentioned.

EXECUTED and DELIVERED as a DEED by
Signature:

Name:

in the presence of:

Signature of witness:

Name:

Address:

Occupation:

Schedule 1

DEFINITIONS
In this undertaking:
Acquisition
means the proposed recommended acquisition by, or on behalf of, the Bidder of the whole of the issued and to be issued share capital of the Company, by way of the Scheme or, if the Bidder so elects and subject to the prior consent of the Company, an Offer;

Acquisition
Proposal	has the meaning set forth in the Implementation Agreement;
Bidco	PerkinElmer (UK) Holdings Limited a company incorporated in England and Wales under registered number 03758369;
Business Day	means a day (other than Saturday, Sunday or a public holiday) on which banks in the City of London and New York City are open for business generally;
Company
Securities	has the meaning set out in paragraph 1(a);
Contract
means with respect to any person, any contract, agreement, lease, sublease, license, commitment, sale or purchase order, indenture, note, bond, loan, mortgage, deed of trust, instrument, or other arrangement, whether written or oral, express or implied, to which such person is a party or by which such person or person's properties or assets are or purport to be bound;

Court	means the High Court of Justice of England and Wales;
Court
Meeting	has the meaning set out in paragraph 1(j)(i);
Effective	will have the meaning given to it in the Scheme;
Effective Date	will have the meaning given to it in the Scheme;
Equity Awards	has the meaning in paragraph 1(d);
Further Acquired
Securities	has the meaning set out in paragraph 5;
Implementation
Agreement	the Implementation Agreement among Bidder, Bidco, a wholly owned subsidiary of Bidder, and the Company, dated as of the date hereof;
Interest	a person will be treated as having an interest in securities if:
(a)	he or she owns them;
(b)	he or she has the right (whether conditional or absolute) to exercise or direct the exercise of the voting rights attaching to them or has general control of them;
(c)	by virtue of any agreement to purchase, option or derivative he or she:
(i)	has the right or option to acquire them or call for their delivery; or
(ii)	is under an obligation to take delivery of them,
whether the right, option or obligation is conditional or absolute and whether it is in the money or otherwise; or
(d)	he or she is party to any derivative:
(i)	whose value is determined by reference to their price; and
(ii)	which results, or may result, in his having a long position in them;

Lien
any mortgage, deed of trust, hypothecation, lien, license, pledge, charge, security interest, option, equity, right of pre-emption, encumbrance or other adverse claim of any kind in respect of any property or asset, whether voluntarily incurred or arising by operation of law or otherwise, including any Contract to give or grant any of the foregoing. For the purposes of this undertaking, a person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital or other lease or other title retention Contract relating to such property or asset;

Offer
means the implementation of the Acquisition by means of a takeover offer as defined in Chapter 3 of Part 28 of the Companies Act 2006, and subject to the prior written consent of the Company if so required under the terms of the Implementation Agreement;

Offer
Document	means the formal document containing, inter alia, the Offer;
Offer Press
Announcement	has the meaning set out in paragraph 2(a);
Press
Announcement	means the Scheme Press Announcement or in the event of an Offer, the Offer Press Announcement;
Related Persons
(i) any member of my family as defined in section 253 of the Companies Act 2006; (ii) any trust of which I am, or any member of my family is, an actual or potential beneficiary (“related trusts”); and (iii) any company where the company or its directors are accustomed to act in accordance with the directions or instructions of any or all of myself, of my family and my related trusts or where any of the foregoing persons or entities are entitled to exercise, or control the exercise of, one-third or more of the voting power at general meetings of that company (a “related company”) and any company owned or controlled by such a related company;

Relevant
Authority	means the United States Securities and Exchange Commission, The Nasdaq Global Select Market or any other relevant exchange or regulatory authority;
Relevant
Resolution	has the meaning set out in paragraph 7;
Scheme	means the implementation of the Acquisition by means of a scheme of arrangement of the Company under Part 26 of the Companies Act 2006;
Scheme
Document	has the meaning set out in paragraph 1(k)(ii);
Scheme Record
Time
means the time and date to be specified as such in the Scheme Document,expected to be 6.00 p.m. (Greenwich Mean Time (GMT)) on the Business Day immediately preceding the Effective Date, or such other time as Bidder and the Company may agree;

Scheme Press
Announcement	a press announcement in relation to the Scheme; and
Shareholders’
Meetings	has the meaning set out in paragraph 1(k)(i).

Schedule 2

RESIGNATION
To: The Directors
Oxford Immunotec Global plc (the “Company”)
94c Innovation Drive
Milton Park
Abingdon
Oxfordshire, OX14 4RZ
     2021
Recommended Acquisition by PerkinElmer, Inc. (the “Bidder”) of the entire issued and to be issued share capital of the Company
Reference is made to the Implementation Agreement, dated as of January    , 2021, among the Bidder, Bidco, a wholly owned subsidiary of the Bidder, and the Company (the “Implementation Agreement”).
I,                     , hereby resign any office or position I may have as a director of the Company with effect as of, and contingent upon, the consummation of the Acquisition (as defined in the Implementation Agreement), without prejudice to (i) my contractual rights to any outstanding unpaid fees, disbursements, salaries or other compensation due to me from the Company in relation to my appointment as a director of the Company, as the case may be, or under any other compensation arrangement, in each case to the extent the same are due in accordance with the terms of such appointment or instruments; (ii) any indemnification or expense reimbursement or advancement rights I may have under any organisational documents of the Company or any of its subsidiaries, or under Clause 6.4 of the Implementation Agreement; and (iii) any protection afforded to me under any directors and officers’ liability insurance policy maintained by the Company or any of its subsidiaries.
Except as provided in the foregoing sentence, I acknowledge and confirm that I have no claims against the Company, its directors, officers or employees, whether under any contract of employment with the Company or under any statutory provision or otherwise, for damages for wrongful dismissal or redundancy or compensation for loss of office or unfair dismissal, discrimination or breach of contract or otherwise in relation to my resignation as director. To the extent that any such claim or obligation exists or may exist, I irrevocably and unconditionally waive such claim or obligation and release the Company and any such other persons referred to above (and in that capacity) from any liability whatsoever in respect of any such claim or obligation.
This letter and any disputes or claims (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with English law. The courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this letter or its subject matter or formation.
In witness whereof this document has been duly executed and delivered as a deed the day and year first above written.
SIGNED by	)
)
in the presence of:	)

Witness:	Signature
Name
Address

Schedule 3

Company Securities [and Equity Awards]
1.	Company Securities
My interests and those of my Related Persons in Company Securities [and Equity Awards] on the date hereof are as stated below:
Registered Holder	Number of ordinary shares	Beneficial Owner
2.	[Equity Awards
The details of my Equity Awards are as follows:
Registered Holder	Number of Equity Awards	Type of Equity Award	Grant Price / Par Value][2]	Date of Grant	Total number of ordinary shares upon of all Equity Awards
[2]	Note: Only to be included where Equity Awards are held.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to arrive no later than 10:30 a.m. (London Time) on [ ], 2021, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Please Note: Your internet voting instructions must be received no later than 10:30 a.m. (London Time) on [ ], 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OXFD2021SM**

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Please Note: Your telephone voting instructions must be received no later than 10:30 a.m. (London Time) on [ ], 2021. Have your proxy card in hand when you call and then follow the instructions.

COURT MEETING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D30349-TBD KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY AND VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

OXFORD IMMUNOTEC GLOBAL PLC **CR-2020-004584**

COURT MEETING OF OXFORD IMMUNOTEC GLOBAL PLC

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**
1. To approve the Scheme as set forth in the Proxy Statement/Scheme Circular.	☐	☐

Number of shares proxy appointed over ______

If the Proxies are being appointed in relation to less than your full voting entitlement, please enter in the box the number of shares in relation to which they are authorised to act as your Proxy. If left blank, the Proxies will be deemed to be authorised in respect of your full voting entitlement. Where the aggregate number of shares in respect of which proxies are appointed exceeds a Company Scheme Shareholder's entire holding and it is not possible to determine the order in which they were sent or received (or they were all sent or received at the same time), the number of votes attributed to each Proxy will be reduced pro rata (on the basis that as far as possible, conflicting proxies should be judged to be in respect of different Company Scheme Shares). If conflicting proxies are sent or received at the same time in respect of (or deemed to be in respect of) a Company Scheme Shareholder's entire holding, none of them shall be treated as valid.

If you wish to appoint someone other than the chair of the Court Meeting, please check box here. Please do not check the box unless you want to exercise this option. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

THIS PROXY AND VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to arrive no later than 11:00 a.m. (London Time) on [ ], 2021, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Please Note: Your internet voting instructions must be received no later than 11:00 a.m. (London Time) on [ ], 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OXFD2021SM**

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Please Note: Your telephone voting instructions must be received no later than 11:00 a.m. (London Time) on [ ], 2021. Have your proxy card in hand when you call and then follow the instructions.

GENERAL MEETING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D30351-TBD KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY AND VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

OXFORD IMMUNOTEC GLOBAL PLC **CR-2020-004584**

GENERAL MEETING OF OXFORD IMMUNOTEC GLOBAL PLC

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
Special resolution to	☐	☐	☐

1. authorize the Board of Directors to take all such actions that it considers necessary or appropriate to carry the Scheme into effect and to approve an amendment to the Company's articles of association as set forth in the Notice of General Meeting of the Proxy Statement/Scheme Circular; and
2. subject to and conditional on the Scheme becoming Effective (as defined in the Proxy Statement/Scheme Circular), approve to re-register the Company as a private limited company with the name "Oxford Immunotec Global Limited".

Note: This proxy will be voted at the discretion of the Proxies with respect to such other business as may properly come before the General Meeting and at any adjournment thereof.

Number of shares proxy appointed over ☐

If the Proxies are being appointed in relation to less than your full voting entitlement, please enter in the box the number of shares in relation to which they are authorised to act as your Proxy. If left blank, the Proxies will be deemed to be authorised in respect of your full voting entitlement. Where the aggregate number of shares in respect of which proxies are appointed exceeds a Company Shareholder's entire holding and it is not possible to determine the order in which they were sent or received (or they were all sent or received at the same time), the number of votes attributed to each Proxy will be reduced pro rata (on the basis that as far as possible, conflicting proxies should be judged to be in respect of different Company Shares). If conflicting proxies are sent or received at the same time in respect of (or deemed to be in respect of) a Company Shareholder's entire holding, none of them shall be treated as valid.

If you wish to appoint someone other than the chair of the General Meeting, please check box here. Please do not check the box unless you want to exercise this option. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX) Date

Signature (Joint Owners) Date